FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) on
Form S-3 (Registration No. 333-131374) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain the documents we have filed with the SEC for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus if you so request by calling toll-free 1-866-803-9204. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website:
"www.bearstearns.com/prospectus/bsabs" for a copy of the base prospectus applicable to this offering.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the Issuer nor the Underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                                  $261,653,000
                                  (APPROXIMATE)

               BEAR STEARNS ASSET BACKED SECURITIES TRUST 2006-SD4
                                 ISSUING ENTITY

                   ASSET-BACKED CERTIFICATES, SERIES 2006-SD4

                            EMC MORTGAGE CORPORATION
                                     SPONSOR

                             WELLS FARGO BANK, N.A.
                  MASTER SERVICER AND SECURITIES ADMINISTRATOR

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
                                    DEPOSITOR

                            The issuing entity is offering the following classes of
  ---------------------     certificates  pursuant to this free writing  prospectus and
 | CONSIDER CAREFULLY  |    the accompanying prospectus:
 | THE RISK FACTORS    |
 | BEGINNING ON PAGE   |                         ORIGINAL                                            ORIGINAL
 | S-18 IN THIS        |                       CERTIFICATE                                          CERTIFICATE
 | PROSPECTUS.         |                        PRINCIPAL        PASS-THROUGH                        PRINCIPAL        PASS-THROUGH
 |                     |       CLASS            BALANCE(1)           RATE             CLASS          BALANCE(1)           RATE
 | The certificates    |    ----------       --------------      -------------      ----------    --------------      -------------
 | represent           |    Class 1A-1       $   83,525,000      Variable           Class X-1         N/A (3)         Variable
 | obligations of the  |    Class 1A-2       $   14,369,000      Variable           Class 3A-2    $    7,541,000      Adjustable (2)
 | trust only and do   |    Class 1A-3       $   25,000,000      Variable           Class X-2         N/A (3)         Variable
 | not represent an    |    Class 2A-1       $   53,043,000      Variable           Class B-1     $   14,506,000      Variable
 | interest in or      |    Class 2A-2       $    9,126,000      Variable           Class B-2     $    6,779,000      Variable
 | obligation of Bear  |    Class 3A-1       $   43,832,000      Adjustable (2)     Class B-3     $    3,932,000      Variable
 | Stearns Asset       |
 | Backed Securities I |    --------------------
 | LLC, EMC            |
 | Mortgage            |    (1)  Approximate.  The initial certificate principal balance
 | Corporation, Wells  |         of each class is subject to a variance of plus or minus
 | Fargo Bank, N.A.,   |         10%.
 | The Bank of New     |
 | York or any of      |    (2)  The pass-through rates on these classes of certificates
 | their affiliate     |         are adjustable rates based on One-Year MTA subject to a
 |                     |         maximum   rate,   in  each  case  as  described   under
 ----------------------          "Summary--Description of the Certificates--Pass-Through
                                 Rates" in this free writing prospectus.

                           (3)   The Class X Certificates are interest-only certificates
                                 which  bear  interest  at a variable  annual  rate on a
                                 notional  balance and, as the case may be,  certificate
                                 principal  balance,  in each  case as set forth in this
                                 free writing prospectus.

                            The  certificates  represent  interests  in a  pool  of
                            adjustable rate and hybrid mortgage loans, substantially all of which are fully or negatively  amortizing  and secured by
                            first  and  more  junior   liens  on  one-  to   four-family
                            residential properties.

                            Credit   enhancement  for  the  certificates   will  be
                            provided by:

                            o    subordination of the Class B certificates.

                            Distributions on the  certificates  will be made on the
                            25th of each month or, if the 25th is not a business day, on the next business day, beginning in November 2006.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS FREE WRITING PROSPECTUS OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

BEAR, STEARNS & CO. INC., AS THE UNDERWRITER, WILL OFFER THE CERTIFICATES LISTED ABOVE AT VARYING PRICES TO BE DETERMINED AT THE TIME OF SALE.

     THE UNDERWRITER WILL DELIVER THE OFFERED CERTIFICATES IN BOOK-ENTRY FORM ONLY THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY, CLEARSTREAM AND EUROCLEAR ON OR ABOUT NOVEMBER 16, 2006.

                            BEAR, STEARNS & CO. INC.
          The date of the free writing prospectus is November 14, 2006

             For use with the base prospectus dated October 18, 2006

                                TABLE OF CONTENTS


           FREE WRITING PROSPECTUS                                              PROSPECTUS

SUMMARY..........................................S-5            Risk Factors........................................6
RISK FACTORS....................................S-18            Description of the Securities......................15
THE MORTGAGE POOL...............................S-34            The Trust Funds....................................26
STATIC POOL INFORMATION.........................S-59            Credit Enhancement.................................47
THE ISSUING ENTITY..............................S-59            Servicing of Loans.................................53
THE DEPOSITOR...................................S-60            The Agreements.....................................61
THE SPONSOR.....................................S-60            Material Legal Aspects of the Loans................75
SERVICING OF THE MORTGAGE LOANS.................S-62            The Sponsor........................................89
DESCRIPTION OF THE CERTIFICATES.................S-77            The Depositor......................................90
YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS..S-101            Use of Proceeds....................................90
USE OF PROCEEDS................................S-125            Material Federal Income Tax Considerations.........91
FEDERAL INCOME TAX CONSEQUENCES................S-125            Reportable Transactions...........................124
STATE TAXES....................................S-127            State and Local Tax Considerations................124
ERISA CONSIDERATIONS...........................S-128            ERISA Considerations..............................124
LEGAL MATTERS..................................S-129            Method of Distribution............................138
LEGAL PROCEEDINGS..............................S-129            Legal Matters.....................................139
AFFILIATIONS, RELATIONSHIPS AND RELATED                         Financial Information.............................140
TRANSACTIONS...................................S-129            Available Information.............................140
RATINGS........................................S-129            Incorporation of Certain Information
LEGAL INVESTMENT...............................S-130            by Reference......................................140
AVAILABLE INFORMATION..........................S-132            Ratings...........................................141
REPORTS TO CERTIFICATEHOLDERS..................S-132            Legal Investment Considerations...................142
INCORPORATION OF INFORMATION BY REFERENCE......S-133            Plan of Distribution..............................144
GLOSSARY.......................................S-134            Glossary of Terms.................................144
INDEX OF DEFINED TERMS.........................S-141

SCHEDULE A -  Mortgage Loan
              Statistical Data...................A-1
ANNEX I -     Global Clearance, Settlement and
              Tax Documentation Procedures.......I-1

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             FREE WRITING PROSPECTUS AND THE ACCOMPANYING PROSPECTUS

     We describe the certificates in two separate documents that provide varying levels of detail: (a) the accompanying prospectus, which provides general information, some of which may not apply to your certificates and (b) this free writing prospectus, which describes the specific terms of your certificates. If there is conflicting information between this free writing prospectus and the accompanying prospectus, you should rely on the information in this free writing prospectus.

     Annex I and Schedule A are incorporated into and comprise a part of this free writing prospectus as if fully set forth herein.

     Cross-references are included in this free writing prospectus and the accompanying prospectus to captions in these materials where you can find further discussions about related topics. The table of contents on page S-3 above provides the pages on which these captions are located.

     You can find a listing of the pages where certain capitalized and other terms used in this free writing prospectus and the accompanying prospectus are defined under the caption "Glossary" beginning on page S-134 of this free writing prospectus, "Index of Defined Terms" beginning on page S-141 of this free writing prospectus or "Glossary of Terms" beginning on page 144 of the prospectus.

                                     SUMMARY

     This summary highlights selected information from this document and does not contain all of the information that you need to consider when making your investment decision. To understand all of the terms of an offering of the certificates, you are encouraged to read this entire document and the accompanying prospectus carefully. A glossary is included at the end of this free writing prospectus.

     Certain statements contained in or incorporated by reference in this free writing prospectus and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what is contained in our forward-looking statements.

THE CERTIFICATES                                                  We  refer  you to "The  Mortgage  Pool"  in  this  Free
                                                                  writing  prospectus  for a  description  of  the  applicable
Asset-Backed  Certificates, Series  2006-SD4, represent           underwriting criteria.
beneficial  ownership  interests  in a trust  fund that
consists  primarily of a pool of hybrid and  adjustable           DEPOSITOR
rate  mortgage  loans,  substantially  all of which are
fully or negatively amortizing and secured by first and           Bear Stearns Asset Backed  Securities I LLC, a Delaware
more junior  liens on one- to  four-family  residential           limited  liability  company  and a limited  purpose  finance
properties   and  certain  other  property  and  assets           subsidiary  of  The  Bear  Stearns  Companies  Inc.  and  an
described in this free writing prospectus.                        affiliate of Bear, Stearns & Co. Inc.

ORIGINATORS                                                       SPONSOR

The  principal  originators  of the mortgage  loans are           EMC Mortgage Corporation, in its capacity as a mortgage
Wells  Fargo  Bank,  N.A.,  with  respect  to  approximately      loan seller, a Delaware  corporation and an affiliate of the
96.84%,  91.95%  and  0.00%  of the  sub-loan  group  1, the      depositor and Bear,  Stearns & Co. Inc., which will sell the
sub-loan  group 2 and the sub-loan  group 3 mortgage  loans,      mortgage loans to the depositor.
respectively, and approximately 74.51% of the mortgage loans
in aggregate;  and Greenpoint  Mortgage Funding,  Inc., with      MASTER SERVICER
respect  to  approximately  0.28%,  0.00% and  76.04% of the
sub-loan  group 1,  the  sub-loan  group 2 and the  sub-loan      Wells Fargo Bank, N.A.
group-3  mortgage  loans,  respectively,  and  approximately
16.67% of the mortgage  loans in aggregate,  in each case by      SERVICERS
stated  principal  balance  as  of  the  cut-off  date  (the
"cut-off   date   principal   balance").   No  other  entity      The primary  servicers  of the  mortgage  loans are EMC
originated   or  acquired  over  10%  of  the  cut-off  date      Mortgage Corporation,  which services  approximately 12.14%,
principal balance of the mortgage loans.                          10.31% and  100.00% of the  sub-loan  group 1, the  sub-loan
                                                                  group  2  and  the   sub-loan   group  3   mortgage   loans,
                                                                  respectively, and approximately 30.75% of the mortgage loans in aggregate;  and Wells Fargo Bank,  N.A.,  which  services approximately 87.86%, 89.50% and 0.00% of the sub-loan

group 1, the sub-loan  group 2 and the sub-loan group 3           THE MORTGAGE LOANS
mortgage loans,  respectively,  and approximately  69.20% of
the mortgage loans in aggregate, in each case by the cut-off      The aggregate  principal  balance of the mortgage loans
date  principal  balance  of the  mortgage  loans.  No other      as of the cut-off date is  approximately  $271,142,220.  The
entity is a  servicer  of at least 10% of the  cut-off  date      mortgage  loans are  hybrid  and  adjustable  rate  mortgage
principal balance of the mortgage loans.                          loans,  substantially  all of which are fully or  negatively amortizing  and  secured by first and more  junior  liens on
We refer you to  "Servicing  of the Mortgage  Loans" in           primarily one- to four-family residential properties.
this  free  writing  prospectus  for a  description  of  the
servicing of the mortgage loans.                                  We will divide the mortgage  loans into three  sub-loan
                                                                  groups, designated as sub-loan group 1, sub-loan group 2 and
TRUSTEE                                                           sub-loan  group  3. We  refer  to  each  sub-loan  group  of mortgage loans as a "sub-loan group."
The Bank of New York, a New York banking corporation.
                                                                  The  characteristics of the mortgage loans as described
SECURITIES ADMINISTRATOR                                          in this free writing prospectus and in Schedule A may differ from the final pool as of the closing date due,  among other
Wells Fargo Bank, N.A., a national banking association.           things,  to the possibility  that certain mortgage loans may
                                                                  become   delinquent   or   default  or  may  be  removed  or
PAYING AGENT AND CERTIFICATE REGISTRAR                            substituted and that similar or different mortgage loans may be added to the pool prior to the closing date.
Wells Fargo Bank, N.A., a national banking association.
                                                                  All percentages,  amounts and time periods with respect
ISSUING ENTITY                                                    to the  characteristics  of the mortgage loans shown in this free  writing  prospectus  and in  schedule  A to this  free
Bear Stearns Asset Backed Securities Trust 2006-SD4,  a           writing  prospectus  are  subject to a  variance  of plus or
New York common law trust.                                        minus 10%.

POOLING AND SERVICING AGREEMENT                                   Approximately 99.38%, 100.00% and 0.00% of the sub-loan
                                                                  group  1,  the  sub-loan  group 2 and the  sub-loan  group 3
The pooling and servicing agreement dated as of October           mortgage loans,  respectively,  and approximately  77.95% of
1,  2006,  among  the  sponsor,  the  master  servicer,  the      the mortgage  loans in aggregate,  by cut-off date principal
depositor,  the  securities  administrator  and the trustee,      balance,  are hybrid mortgage loans which, as of the cut-off
under  which the trust  will be  formed  and will  issue the      date,  are in their  fixed  rate  period.  "Hybrid  mortgage
certificates.                                                     loans"  are  fixed  rate  mortgage  loans  that  convert  to adjustable  rate  mortgage  loans  after an  initial  stated
CUT-OFF DATE                                                      period of time ranging from one year to ten years.

The close of business on October 1, 2006.                         For many of the hybrid mortgage loans, a period of time
                                                                  has  elapsed  since  the  date of  their  origination.  As a
CLOSING DATE                                                      result, some hybrid mortgage loans may no longer be in their fixed rate  period,  or may  convert to an  adjustable  rate
On or about November 16, 2006.                                    within a shorter  period of time than their  initial  stated

fixed rate  period.  The weighted  average  number of months      up to three months after  origination  during which the
until  the  next (or in the  case of  hybrid  loans in their      related mortgage rate is fixed), the minimum monthly payment
fixed rate period,  initial)  interest rate  adjustment date      due on  such  mortgage  loans  generally  will  only  adjust
for each mortgage  loan in a sub-loan  group is indicated in      annually.  On  each  annual  payment  adjustment  date,  the
the related table shown below.                                    minimum  monthly  payment due on such  mortgage loan will be
                                                                  reset  to  fully   amortize  such  mortgage  loan  over  its
Approximately  0.00%, 0.00% and 100.00% of the sub-loan           remaining term to maturity,  subject to the conditions  that
group 1,  sub-loan  group 2 and  sub-loan  group 3  mortgage      (i)  the  amount  of the  monthly  payment  on  the  related
loans,   respectively,   and  approximately  21.73%  of  the      mortgage  loan will not  increase  or  decrease by an amount
mortgage loans in aggregate,  by stated principal balance as      that is more  than  7.50%  of the  monthly  payment  on such
of the cut-off- date, have a negative  amortization feature,      mortgage loan prior to such adjustment, (ii) as of the fifth
under which  accrued  interest on such mortgage loan will be      anniversary  of the  first  due date  with  respect  to such
deferred and added to the principal balance of that mortgage      mortgage  loan, and on every fifth  anniversary  thereafter,
loan to the extent that the minimum  monthly payment on such      and on the last payment adjustment date prior to the related
mortgage loan on its interest  payment date is less than the      mortgage loan's scheduled maturity date, the minimum monthly
amount of accrued interest due on that mortgage loan on that      payment on the related  mortgage  loan will be reset without
payment  date.  We  refer  you  to  "Risk  Factors--Negative      regard to the limitation  described in clause (i) above, and
Amortization Provisions" and "The Mortgage Pool--General" in      (iii) if the unpaid principal  balance on such mortgage loan
this free writing prospectus.                                     exceeds   110.00%,   115.00%  or  125.00%  of  the  original
                                                                  principal  balance  on such  mortgage  loan due to  deferred
The  interest  rate  on  each  mortgage  loan  will  be           interest having been added to the principal  balance of such
adjusted monthly, annually or semi-annually,  as applicable,      mortgage  loan,  then the monthly  payment on such  mortgage
based on One-Month LIBOR,  Six-Month LIBOR,  One-Year LIBOR,      loan will be reset on that payment  date  without  regard to
One-Year CMT, One-Year MTA or One-Month COFI in each case to      the  limitation  described  in clause (i) above to  amortize
equal the related index plus a fixed percentage set forth in      fully the then  unpaid  principal  balance of such  mortgage
or  computed  in  accordance  with  the  related  note,  and      loan over its remaining term to maturity.  See "The Mortgage
generally   subject  to  rounding   and  to  certain   other      Pool--General"  and "--Negative  Amortization"  in this free
limitations, including a maximum lifetime mortgage rate, and      writing prospectus.
in certain cases a minimum  lifetime  mortgage  rate, and in
certain  cases a maximum  upward or downward  adjustment  on      Approximately  42.18%, 76.03% and 0.00% of the sub-loan
each interest  adjustment  date, all as more fully described      group  1,  the  sub-loan  group 2 and the  sub-loan  group 3
under "The Mortgage  Pool" in this free writing  prospectus.      mortgage loans,  respectively,  and approximately  41.91% of
As to each such  adjustable  rate mortgage loan, the related      the mortgage  loans in aggregate,  by cut-off date principal
servicer   will   be   responsible   for   calculating   and      balance, are within an initial interest only period of three
implementing interest rate adjustments. The related index is      to ten years.
as  described  under  "The  Mortgage  Pool--Indices  on  the
Mortgage Loans" in this free writing prospectus.                  Except  under the limited  circumstances  described  in
                                                                  this free writing prospectus, the Class 1A-1, Class 1A-2 and
In the case of the  sub-loan  group 3  mortgage  loans,           Class  1A-3   certificates   will  be  entitled  to  receive
while  the  interest  rate on each such  mortgage  loan will      distributions  solely with respect to the  sub-loan  group 1
adjust  monthly  (with  respect to  certain of the  mortgage      mortgage loans;  the Class 2A-1 and Class 2A-2  certificates
loans,   after  a  period  of                                     will  be  entitled  to  receive


distributions solely with respect to the sub-loan group                181-360 months                                99.72%
2 mortgage loans and the Class 3A-1,  Class 3A-2,  Class X-1           361+ months                                    0.00%
and Class  X-2  certificates  will be  entitled  to  receive
distributions  solely with respect to the  sub-loan  group 3      Interest rate type:
mortgage  loans.  The  subordinate   certificates   will  be           Adjustable rate fully
entitled to receive  distributions  with  respect to all the             amortizing                                   0.62%
mortgage loans.                                                        Hybrid fully amortizing                       99.38%
                                                                       Hybrid balloon loans                           0.00%
The  stated  principal  balance of each  mortgage  loan
generally  has been  calculated on the  assumption  that the      Indices:
principal  portion of all monthly  payments due with respect           1-year CMT                                    76.89%
to each mortgage loan on or before the cut-off date has been           6-month LIBOR                                 13.53%
received.                                                              1-year LIBOR                                   9.58%
                                                                       1-month LIBOR                                  0.00%
Set forth below is certain  information  regarding  the                MTA                                            0.00%
mortgage  loans and the related  mortgaged  properties as of
the cut-off date. The  information  provided is approximate.      Types of mortgage properties:
All weighted  average  information  provided  below reflects           Single family dwellings                       78.86%
weighting  of the mortgage  loans by their stated  principal           Condominium                                   15.54%
balances as of the cut-off date.                                       Planned Unit Development                       1.54%
                                                                       2-4 family dwellings                           2.52%
Schedule  A,  which is  attached  and is a part of this                Townhouse                                      1.54%
free writing prospectus,  presents more detailed statistical
information  relating to the mortgage loans. You should also      Owner Occupied                                     88.99%
refer  to  "The   Mortgage   Pool"  in  this  free   writing      Investor Property                                   7.62%
prospectus.                                                       Second Home                                         3.39%

SUB-LOAN GROUP 1                                                  First liens                                        99.72%

The  following   table   summarizes   the   approximate           State concentrations (over
characteristics  of the mortgage  loans in sub-loan group 1,           5%):
all of which are adjustable  rate mortgage  loans, as of the           California                                    24.81%
cut-off date:                                                          Florida                                       10.19%

Number of mortgage loans                              603
Aggregate principal balance                  $140,933,784         Delinquencies:
Average principal balance                        $233,721              31-60 days                                     6.01%
Range of principal balances                    $12,175 to
                                               $3,000,000         Adjustable rate loans:
Range of mortgage rates                 3.625% to 14.250%         Weighted average:
Weighted average mortgage rate                     5.619%              Gross Margin                                  2.994%
Weighted average                                                       Periodic Cap                                  1.928%
     loan-to-value ratio                           73.55%              Maximum Mortgage
Range of scheduled remaining                148 months to                Rate                                       10.760%
     terms to maturity                         356 months              Months to Next
Weighted average scheduled                                               Adjustment                               26 months
     remaining term to
     maturity                                  332 months
                                                                  SUB-LOAN GROUP 2
Original term:
     0-180 months                                   0.28%         The  following   table   summarizes   the   approximate
                                                                  characteristics  of the mortgage  loans in sub-loan group 2, all of which are adjustable  rate mortgage  loans, as of the cut-off date:

                                                                  Number of mortgage loans                              195
                                                                  Aggregate principal balance                   $71,295,061
                                                                  Average principal balance                        $365,616
                                                                  Range of principal balances                     $9,215 to
                                                                                                                 $1,799,113
                                                                  Range of mortgage rates                  4.375% to 8.875%

Weighted average mortgage rate                     5.816%         SUB-LOAN GROUP 3
Weighted average
     loan-to-value ratio                           70.45%         The  following   table   summarizes   the   approximate
Range of scheduled remaining                231 months to         characteristics  of the mortgage  loans in sub-loan group 3,
     terms to maturity                         356 months         all of which are adjustable  rate mortgage  loans, as of the
Weighted average scheduled                                        cut-off date:
     remaining term to
     maturity                                  347 months         Number of mortgage loans                              152
                                                                  Aggregate principal balance                   $58,913,375
Original term:                                                    Average principal balance                        $387,588
     0-180 months                                   0.00%         Range of principal balances                    $31,764 to
     181-360 months                               100.00%                                                        $3,266,229
     361+ months                                    0.00%         Range of mortgage rates                  5.738% to 8.875%
                                                                  Weighted average mortgage rate                     7.976%
Interest rate type:                                               Weighted average
     Adjustable rate fully                                             loan-to-value ratio                           75.22%
       amortizing                                   0.00%         Range of scheduled remaining                282 months to
     Hybrid fully amortizing                      100.00%              terms to maturity                         478 months
     Hybrid balloon loans                           0.00%         Weighted average scheduled
                                                                       remaining term to
Indices:                                                               maturity                                  376 months
     1-year CMT                                    87.67%
     6-month LIBOR                                  6.39%         Original term:
     1-year LIBOR                                   5.94%              0-180 months                                   0.00%
     1-month LIBOR                                  0.00%              181-360 months                                78.90%
     MTA                                            0.00%              361+ months                                   21.10%

Types of mortgage properties:                                     Interest rate type:
     Single family dwellings                       65.83%              Adjustable rate fully
     Condominium                                   28.41%                amortizing                                 100.00%
     Planned Unit Development                       1.64%              Hybrid fully amortizing                        0.00%
     2-4 family dwellings                           2.90%              Hybrid balloon loans                           0.00%
     Townhouse                                      1.21%
                                                                  Indices:
Owner Occupied                                     75.99%              1-year CMT                                     0.00%
Investor Property                                  18.46%              6-month LIBOR                                  0.00%
Second Home                                         5.54%              1-year LIBOR                                   0.00%
                                                                       1-month LIBOR                                  7.20%
First liens                                        99.82%              MTA                                           92.46%
                                                                       COFI                                           0.34%
State concentrations (over
     5%):                                                         Types of mortgage properties:
     California                                    31.25%              Single family dwellings                       61.78%
     Florida                                       13.39%              Condominium                                    7.95%
     New York                                       8.22%              Planned Unit Development                      19.04%
     Illinois                                       6.37%              2-4 family dwellings                          10.67%
                                                                       Townhouse                                      0.56%
Delinquencies:
     31-60 days                                     2.38%         Owner Occupied                                     79.22%
                                                                  Investor Property                                  18.78%
Adjustable rate loans:                                            Second Home                                         2.01%
Weighted average:
     Gross Margin                                  2.706%         First liens                                       100.00%
     Periodic Cap                                  2.053%
     Maximum Mortgage                                             State concentrations (over
       Rate                                       10.844%              5%):
     Months to Next                                                    California                                    44.04%
       Adjustment                               77 months              Florida                                       13.50%
                                                                       New York                                      13.21%
                                                                       Maryland                                       5.26%


Delinquencies:                                                    Investor Property                                  12.89%
     31-60 days                                     6.59%         Second Home                                         3.66%

Adjustable rate loans:                                            First liens                                        99.81%
Weighted average:
     Gross Margin                                  3.288%         State concentrations (over
     Periodic Cap                                  0.000%              5%):
     Maximum Mortgage                                                  California                                    30.68%
       Rate                                       11.183%              Florida                                       11.75%
     Months to Next                                                    New York                                       6.92%
       Adjustment                                 1 month
                                                                  Delinquencies:
                                                                       31-60 days                                     5.18%
ALL MORTGAGE LOANS
                                                                  Adjustable rate loans:
The  following   table   summarizes   the   approximate           Weighted average:
characteristics  of all  the  mortgage  loans  in all  three           Gross Margin                                  2.982%
sub-loan groups, as of the cut-off date:                               Periodic Cap                                  1.970%
                                                                       Maximum Mortgage
Number of mortgage loans                              950                Rate                                       10.874%
Aggregate principal balance                  $271,142,220              Months to Next
Average principal balance                        $285,413                Adjustment                               34 months
Range of principal balances                     $9,215 to
                                               $3,266,229
Range of mortgage rates                 3.625% to 14.250%         REMOVAL AND SUBSTITUTION OF A MORTGAGE LOAN
Weighted average mortgage rate                     6.183%
Weighted average                                                  The  trustee  (or  the  custodian  as its  agent)  will
     loan-to-value ratio                           73.10%         acknowledge  the sale,  transfer and assignment to it by the
Range of scheduled remaining                148 months to         depositor and receipt of,  subject to further review and the
     terms to maturity                         478 months         exceptions,  the  mortgage  loans.  If the  trustee  (or the
Weighted average scheduled                                        custodian  as its  agent)  finds that any  mortgage  loan is
     remaining term to                                            defective on its face due to a breach of the representations
     maturity                                  346 months         and  warranties  with  respect  to  that  loan  made  in the transaction agreements, the trustee (or the custodian as its
Original term:                                                    agent) will promptly notify the sponsor of such defect.  The
     0-180 months                                   0.14%         sponsor must then correct or cure any such defect  within 90
     181-360 months                                95.28%         days  from  the date of  notice  from  the  trustee  (or the
     361+ months                                    4.58%         custodian  as its agent) of the  defect  and if the  sponsor fails to correct or cure such defect  within such period and
Interest rate type:                                               such defect  materially and adversely  affects the interests
     Adjustable rate fully                                        of the  certificateholders in the related mortgage loan, the
       amortizing                                  22.05%         sponsor will,  in  accordance  with the terms of the pooling
     Hybrid fully amortizing                       77.95%         and  servicing  agreement,  within  90 days  of the  date of
     Hybrid balloon loans                           0.00%         notice, transfer to the trust a substitute mortgage loan (if within  two years of the  closing  date) or  repurchase  the
Indices:                                                          mortgage loan from the trust;  provided that, if such defect
     1-year CMT                                    63.02%         would cause the mortgage  loan to be other than a "qualified
     6-month LIBOR                                  8.71%         mortgage" as defined in Section  860G(a)(3)  of the Internal
     1-year LIBOR                                   6.54%         Revenue  Code,  any such  cure or  substitution  must  occur
     1-month LIBOR                                  1.56%         within 90 days from the date such breach was discovered.
     MTA                                           20.09%
     COFI                                           0.07%

Types of mortgage properties:
     Single family dwellings                       71.72%
     Condominium                                   17.27%
     Planned Unit Development                       5.37%
     2-4 family dwellings                           4.39%
     Townhouse                                      1.24%

Owner Occupied                                     83.45%


DESCRIPTION OF THE CERTIFICATES                                   interests in the mortgage loans.  The Class B-4 Certificates
                                                                  have  an  initial   principal   balance   of   approximately
GENERAL                                                           $1,762,000.  The  Class  B-5  Certificates  have an  initial principal balance of approximately $2,711,000. The Class B-6
The   trust   will   issue   senior   and   subordinate           Certificates   have  an   initial   principal   balance   of
certificates  which will  represent  the  entire  beneficial      approximately $5,016,219.
ownership in the trust.
                                                                  The Class B-1,  Class B-2,  Class B-3, Class B-4, Class
The Class 1A-1, Class 1A-2 and Class 1A-3  certificates           B-5 and Class B-6  Certificates  are  sometimes  referred to
will  represent  interests  principally in sub-loan group 1,      herein  as  the   Class  B   Certificates   or   subordinate
and these  certificates are sometimes  referred to herein as      certificates.
the Class 1A  Certificates.  The Class  2A-1 and Class  2A-2
certificates   will  represent   interests   principally  in      The senior  certificates  and the  offered  subordinate
sub-loan  group  2, and  these  certificates  are  sometimes      certificates are sometimes referred to herein as the offered
referred to herein as the Class 2A  Certificates.  The Class      certificates.
3A-1, Class 3A-2, Class X-1 and Class X-2 certificates  will
represent  interests  principally  in sub-loan  group 3, and      The trust will also issue Class P  Certificates,  which
these  certificates  (other than the Class X-1 and Class X-2      are not offered by this free writing  prospectus,  and which
certificates) are sometimes  referred to herein as the Class      will represent the right of the holder to prepayment charges
3A Certificates.                                                  on the mortgage loans serviced by EMC Mortgage  Corporation, to the extent such  prepayment  charges are not  retained by
The Class 1A  certificates,  Class 2A certificates  and           EMC Mortgage  Corporation as servicer in accordance with the
Class 3A  certificates  are sometimes  referred to herein as      terms of the servicing agreement.
the Class A  Certificates.  The Class X-1  certificates  and
Class X-2 certificates  are sometimes  referred to herein as      The Class R Certificates and the Class R-X Certificates
the interest-only certificates or Class X Certificates.  The      (also  referred  to  herein as the  residual  certificates),
Class A  Certificates  and  the  Class  X  Certificates  are      which  are  not  offered   pursuant  to  this  free  writing
sometimes  referred  to herein as the  senior  certificates.      prospectus,  will  represent  the residual  interests in the
Payments of interest and, as  applicable,  principal on each      real estate mortgage investment conduits  established by the
class of the  senior  certificates  will be made  first from      trust.
mortgage loans in the related sub-loan group and thereafter,
in limited  circumstances as further described herein,  from      The final scheduled  distribution  date for the offered
mortgage loans in the other sub-loan group or groups.             certificates is the distribution date in October 2036. It is intended  that the amounts  deposited in the final  maturity
The Class  B-1,  Class  B-2 and Class B-3  Certificates           reserve  account  will be  sufficient  to retire the offered
will each  represent  subordinate  interests in the mortgage      certificates on the final scheduled  distribution date, even
loans and  these  certificates  are  sometimes  referred  to      though the  outstanding  principal  balance of the  mortgage
herein as the offered subordinate certificates.                   loans having  40-year  original  terms to maturity  have not been  reduced to zero on such final  scheduled  distribution
The trust  will also  issue  Class  B-4,  Class B-5 and           date. The actual final  distribution  date for each class of
Class B-6  Certificates,  which are not offered by this free      offered   certificates   may  be   earlier,   and  could  be
writing prospectus,  are sometimes referred to herein as the      substantially earlier, than the distribution date in October
non-offered   subordinate   certificates.   The  non-offered      2036.
subordinate  certificates  will each represent  subordinated


RECORD DATE                                                       On any  distribution  date, the  pass-through  rate per
                                                                  annum for each class of Class 2A certificates  will be equal
For   each   class   of   certificates,   and  for  any           to the  weighted  average of the net  mortgage  rates of the
distribution  date,  the  close  of  business  on  the  last      sub-loan group 2 mortgage loans.
business day of the month immediately preceding the month in
which  such  distribution  date  occurs,  and for the  first      On any  distribution  date, the  pass-through  rate per
distribution date, the closing date.                              annum for the Class 3A-1  certificates  will be equal to the lesser of (a)  One-Year MTA for the related  accrual  period
DENOMINATIONS                                                     plus the per annum  pass-through  margin of [____]%  and (b)
                                                                  the applicable  interest rate cap for such distribution date
For each class of  offered  certificates,  $25,000  and           as described below.
multiples  of  $1,000  in excess  thereof  (except  that one
certificate  may  be  issued  in  an  amount  equal  to  the      On any  distribution  date, the  pass-through  rate per
remainder of that class).                                         annum for the Class 3A-2  certificates  will be equal to the lesser of (a)  One-Year MTA for the related  accrual  period
REGISTRATION OF CERTIFICATES                                      plus the per annum pass-through margin of [____]% per annum,
                                                                  and  (b)  the   applicable   interest   rate  cap  for  such
The trust will issue the offered certificates initially           distribution date as described below.
in book-entry form. Persons acquiring  beneficial  ownership
interests in book-entry certificates may elect to hold their      On any  distribution  date, the  pass-through  rate per
beneficial  interests  through The Depository Trust Company,      annum for the Class X-1  certificates  for any  distribution
in  the  United  States,   or   Clearstream   Luxembourg  or      date, will be equal to:
Euroclear, in Europe.
                                                                       o    on its notional amount, the excess, if any, of:
We refer you to  "Description  of the  Certificates  --
Book-Entry  Registration"  and "Annex  I--Global  Clearance,                (a)  the weighted  average of the net mortgage
Settlement  and Tax  Documentation  Procedures" in this free                     rates of the sub-loan group 3 mortgage
writing prospectus.                                                              loans, over

PASS-THROUGH RATES                                                          (b)  the applicable pass-through rate on the
                                                                                 Class 3A-1 certificates as of the related
The  pass-through  rates  for  each  class  of  offered                          distribution date, and
certificates   may   change   from   distribution   date  to
distribution  date. The pass-through  rate will therefore be           o    on its  certificate  principal  balance,  if
adjusted on a monthly basis. Investors will be notified of a                any,  the weighted  average  of the  net
pass-through    rate   adjustment    through   the   monthly                mortgage  rates  of the sub-loan group 3
distribution  reports as described under "Description of the                mortgage loans.
Certificates - Reports to  Certificateholders"  in this free
writing prospectus.                                               On any  distribution  date, the  pass-through  rate per
                                                                  annum for the Class X-2  certificates  for any  distribution
On any  distribution  date, the  pass-through  rate per           date, will be equal to:
annum for each class of Class 1A certificates  will be equal
to the  weighted  average of the net  mortgage  rates of the           o    on its notional amount, the excess, if any, of
sub-loan group 1 mortgage loans.


     (a) the weighted  average of the net mortgage                We refer  you to  "Description  of the  Certificates  -
         rates of the sub-loan group 3                            Distributions" in this free writing prospectus.
         mortgage loans, over
                                                                  DISTRIBUTION DATES
     (b) the applicable pass-through rate on the
         Class 3A-2 certificates as of the related                The  paying  agent  will  make   distributions  on  the
         distribution date, and                                   certificates   on  the  25th  day  of  each  calendar  month
                                                                  beginning  in November  2006 to the  appropriate  holders of
o    on its  certificate  principal  balance,  if  any,  the      record.  If the 25th day of a month is not a  business  day,
     weighted  average  of the  net  mortgage  rates  of the      then the paying  agent will make  distributions  on the next
     sub-loan group 3 mortgage loans.                             business day after the 25th day of the month.

On any  distribution  date, the  pass-through  rate for           INTEREST PAYMENTS
each  class  of  Class  B  Certificates  will  be,  for  any
distribution date, a variable pass-through rate equal to the      On   each    distribution    date    holders   of   the
weighted average of the weighted average of the net rates of      interest-bearing  offered  certificates  will be entitled to
the mortgage  loans in each sub-loan group (minus the coupon      receive:
strip, if any, payable to the final maturity reserve account
on such distribution  date,  expressed as a per annum rate),      |X|  the  interest  that  has  accrued  on  the  certificate
weighted in proportion to the excess of the aggregate stated           principal  balance or notional  amount of such class of
principal  balance  of each  such  sub-loan  group  over the           certificates at the related  pass-through rate (subject
aggregate   certificate  principal  balance  of  the  senior           to the interest  rate cap in the case of the Class 3A-1
certificates related to such sub-loan group.                           and Class 3A-2 certificates) during the related accrual
                                                                       period,
The   "optional   termination   date"   is  the   first
distribution  date that the depositor  would have the option           plus
to purchase all of the remaining trust assets,  as described
under "Optional Termination" below.                               |X|  any interest due on a prior  distribution date that was
                                                                       not paid,
The "interest  rate cap" for each of the Class 3A-1 and
Class 3A-2  certificates is equal to the weighted average of           minus
the net  mortgage  rates of the  mortgage  loans in sub-loan
group 3 as of the first day of the related due period, minus      |X|  certain shortfalls in interest collections allocated to
the Coupon  Strip,  if any,  payable  to the Final  Maturity           that class of certificates.
Reserve Account on such  distribution  date,  expressed as a
per annum rate.                                                   However,  the  amount of  interest  distributable  on a
                                                                  distribution  date with respect to any class of certificates
If on any distribution  date, the pass-through rate for           will be  reduced  by the  amount,  if any,  of net  deferred
a class of Class 3A-1 or Class 3A-2 certificates is based on      interest for the related distribution date that is allocated
the   interest   rate  cap,   the  holders  of  the  related      to such class of  certificates.  In addition,  the amount of
certificates  may receive a lesser  amount of interest  than      interest  collections  available  for  distribution  to  the
they would have received on such  distribution  date had the      holders of the applicable  certificates will be reduced,  on
pass-through  rate for that class not been calculated  based      and after the distribution  date occurring in November 2016,
on its interest rate cap.                                         by any related amounts paid into the final maturity  reserve
                                                                  account,    as   described   under   "Description   of   the
                                                                  Certificates--Final  Maturity  Reserve Account" in this free writing prospectus.


The  accrual  period for the  certificates  will be the                   certificates,  the Class  B-4 certificates, the
calendar month  immediately  preceding the calendar month in              Class  B-5 certificates and the Class B-6 certificates;
which a distribution  date occurs.  Calculations of interest
on these  certificates  will be based on a 360-day year that         o    the Class B-3 certificates will have payment priority
consists of twelve 30-day months.                                         over  the  Class  B-4 certificates, the Class  B-5
                                                                          certificates and the Class B-6 certificates;
PRINCIPAL PAYMENTS
                                                                     o    the Class B-4 certificates will have payment priority
On each distribution  date,  distributions of principal                   over the Class  B-5  certificates  and the  Class  B-6
will be made on the  certificates  entitled  to  payments of              certificates; and
principal,  in the respective  priorities  described in this
free writing prospectus,  if there is cash available on that         o    the Class B-5  certificates  will have payment
date for the payment of principal to the  applicable  class.              priority over the Class B-6 certificates;
Monthly  principal   distributions  will  generally  include
principal payments on the related mortgage loans.                 Subordination  provides the holders of the certificates
                                                                  having a higher  payment  priority with  protection  against
You should  review the  priority of payments  described           losses  realized  when the  unpaid  principal  balance  on a
under  "Description of the Certificates - Distributions"  in      mortgage loan exceeds the proceeds  recovered on liquidation
this free writing prospectus.                                     of that mortgage loan. In general,  we accomplish  this loss protection by allocating any realized losses on the mortgage
CREDIT ENHANCEMENT                                                loans among the  certificates,  beginning  with the class of subordinate  certificates  with the lowest payment priority,
Credit  enhancement   provides  limited  protection  to           until the certificate principal balance of that subordinated
holders of  specified  certificates  against  shortfalls  in      class  has  been  reduced  to  zero.  We then  allocate  the
payments  received  on  the  related  mortgage  loans.  This      realized losses to the next most junior class of subordinate
transaction   employs   the   following   forms  of   credit      certificates,  until the principal  balance of each class of
enhancement:                                                      group subordinate certificates is reduced to zero. After the certificate  principal  balances  of all of the  subordinate
SUBORDINATION.   By  issuing  senior  certificates  and           certificates  have  been  reduced  to  zero,  the  principal
subordinate  certificates,   the  trust  has  increased  the      portion  of  realized  losses on a mortgage  loan  occurring
likelihood that the senior  certificateholders  will receive      during  the  related  period  set  forth  in the  respective
regular payments of interest and, as applicable, principal.       servicing   agreement   will  be  allocated  to  the  senior
                                                                  certificates (other than the interest-only certificates), in
The senior certificates will have payment priority over           the  order  of  priority  set  forth  in this  free  writing
the subordinate certificates.                                     prospectus,  until the certificate principal balance of each such class has been reduced to zero.
Among the classes of subordinate certificates:
                                                                  In  addition,  to extend  the period  during  which the
     o    the Class B-1  certificates  will have payment          subordinate   certificates   remain   available   as  credit
          priority over  the  Class  B-2   certificates,          enhancement to the senior certificates, the entire amount of
          the  Class  B-3 certificates, the Class B-4             any prepayments and certain other unscheduled  recoveries of
          certificates, the Class B-5 certificates and the        principal with
          Class B-6 certificates;

     o the Class B-2 certificates will have payment priority over the Class B-3


respect to the mortgage  loans in a sub-loan group will           FINAL MATURITY RESERVE ACCOUNT
be  allocated  to the  related  senior  certificates  to the
extent described in this free writing  prospectus during the      If, on each  distribution  date  occurring in and after
first 10 years after the cut-off date,  with such allocation      November  2016,  if any of the  Class  3A-1,  Class  3A-2 or
to be subject to further reduction over an additional 5 year      subordinate  certificates  are  outstanding,  the securities
period   thereafter   as  described  in  this  free  writing      administrator  will  be  required  to  deposit  into a final
prospectus,  unless certain loss and  delinquency  tests (as      maturity reserve  account,  prior to the payment of interest
set  forth  in  the   definition   of   "Senior   Prepayment      on such certificates, a portion of interest collections with
Percentage" in the Glossary hereto) are satisfied. This will      respect  to  sub-loan  group 3  mortgage  loans.  Each  such
accelerate the  amortization  of the senior  certificates in      related deposit,  which we refer to as a coupon strip,  will
the related sub-loan group while, in the absence of realized      be equal to the  product  of  one-twelfth  of 1.00%  and the
losses  in  respect  of the  mortgage  loans in the  related      aggregate stated principal  balance of the mortgage loans in
sub-loan  group,  increasing the percentage  interest in the      sub-loan  group 3 as of the end of the  related  due  period
principal  balance of the  related  mortgage  loans that the      with original  terms to maturity in excess of 30 years,  not
subordinate certificates evidence.                                to  exceed,  in the  aggregate,  a  final  maturity  reserve account  target.  Amounts on  deposit in the final  maturity
We    refer    you    to     "Description     of    the           reserve   account  will  be  used  to  pay  the  certificate
Certificates--Distributions"  and  "--Allocation of Realized      principal   balances  of  the  Class  3A-1,  Class  3A-2  or
Losses" in this free writing prospectus.                          subordinate  certificates then outstanding,  if any, to zero on the 360th distribution date.
ADVANCES
                                                                  We refer you to "Description of the Certificates--Final
Each  servicer  will make cash advances with respect to           Maturity Reserve Account" in this free writing prospectus.
delinquent  payments of  scheduled  interest  and  principal
(other than  principal  on any balloon  payment  and, to the      SERVICING FEE AND MASTER SERVICING FEE
extent  set  forth  in  the  related  servicing   agreement,
principal on any negative amortization loan) on the mortgage      The master  servicer  will be entitled to receive a fee
loans  for  which it acts as  servicer,  in  general  to the      as  compensation  for its  activities  under the pooling and
extent that such servicer reasonably believes that such cash      servicing  agreement equal 0.015% per annum of the aggregate
advances  can be repaid from future  payments on the related      principal  balance of the mortgage loans as of the first day
mortgage  loans.  If the related  servicer fails to make any      of the month immediately  preceding such distribution  date.
required  advances,  the master  servicer  in general may be      Each of the  servicers  will be entitled to recover a fee as
obligated  to do so,  as  described  in  this  free  writing      compensation for its activities under the related  servicing
prospectus.   These  cash  advances  are  only  intended  to      agreement  equal to 1/12th of the  applicable  servicing fee
maintain a regular flow of scheduled  principal and interest      rate  multiplied  by the  stated  principal  balance of each
payments  on  the  certificates  and  are  not  intended  to      mortgage loan serviced by it as of the due date in the month
guarantee or insure against losses.                               preceding the month in which such  distribution date occurs.
                                                                  The  servicing fee rate will range from 0.250% to 0.500% per
We refer you to  "Servicing  of the Mortgage  Loans" in           annum.  Interest  shortfalls on the related  mortgage  loans
this free writing prospectus.                                     resulting  from  prepayments  in full in any calendar  month will be offset  by the  related  servicer  or, if and to the extent not  offset by the  related  servicer,  by the master servicer on the distribution date in the following  calendar


month to the extent of  compensating  interest  payments  as      We refer you to "Legal  Investment  Considerations"  in
described in this free writing prospectus.                        the prospectus.

OPTIONAL TERMINATION                                              ERISA CONSIDERATIONS

The depositor may purchase all of the remaining  assets           The  Class  A  Certificates  may  be  purchased  by  an
in the trust fund when the stated  principal  balance of the      employee  benefit  plan  or  other  retirement   arrangement
mortgage loans and any  foreclosed  real estate owned by the      subject to the Employee  Retirement  Income  Security Act of
trust fund,  in each case with  respect to the related  loan      1974 or Section  4975 of the  Internal  Revenue Code of 1986
group,  has declined to or below 10% of the stated principal      ("Plan"),  but  the  subordinate  certificates  may  only be
balance of the  mortgage  loans in the related loan group as      purchased  by or on  behalf  of a Plan if one of a number of
of the cut-off  date.  We refer to this  distribution  date,      prohibited  transaction  class  exemptions,   based  on  the
respectively,  as the related "optional  termination  date."      identity of the fiduciary of such plan or arrangement or the
Such a purchase  will result in the early  retirement of all      source  of  funds  used  to  acquire  the  certificates,  is
the certificates.                                                 applicable   to  the   acquisition   and   holding  of  such
                                                                  certificates.
FEDERAL INCOME TAX CONSEQUENCES
                                                                  We refer  you to  "ERISA  Considerations"  in this free
For federal income tax purposes,  the trust (other than           writing prospectus and in the prospectus.
the final maturity reserve account, and amounts payable with
respect thereto) will comprise multiple real estate mortgage      RATINGS
investment conduits,  organized in a tiered REMIC structure.
The certificates  (other than the Class R Certificates) will      The classes of  certificates  listed  below will not be
represent beneficial ownership of "regular interests" in the      offered unless they receive the respective ratings set forth
related  REMIC  identified  in  the  pooling  and  servicing      below from Standard & Poor's,  a division of The McGraw-Hill
agreement.                                                        Companies,  Inc.,  which we refer to as "Standard & Poor's,"
                                                                  and Fitch Ratings, which we refer to as "Fitch."
The residual certificates will represent the beneficial
ownership  of the sole  class of  "residual  interest"  in a                             STANDARD &
REMIC. Certain classes of offered certificates may be issued               CLASS           POOR'S        FITCH
with  original   issue   discount  for  federal  income  tax                1A-1             AAA          AAA
purposes.                                                                   1A-2             AAA          AAA
                                                                            1A-3             AAA          AAA
We refer you to "Federal  Income Tax  Consequences"  in                     2A-1             AAA          AAA
this free writing  prospectus  and "Material  Federal Income                2A-2             AAA          AAA
Tax   Considerations"   in  the  prospectus  for  additional                3A-1             AAA          AAA
information concerning the application of federal income tax                X-1              AAA          AAA
laws.                                                                       3A-2             AAA          AAA
                                                                            X-2              AAA          AAA
LEGAL INVESTMENT                                                            B-1              AA           AA
                                                                            B-2               A            A
None  of the  certificates  will be  "mortgage  related                     B-3              BBB          BBB
securities"  for purposes of the Secondary  Mortgage  Market
Enhancement Act of 1984.                                          A rating is not a  recommendation  to buy, sell or hold
                                                                  securities and any rating agency can revise or withdraw such ratings at any time. In general, ratings address credit risk and do not address the likelihood of prepayments.

                              TRANSACTION STRUCTURE

                                [GRAPHIC OMITTED]

                                  RISK FACTORS

     In addition to the matters described elsewhere in this free writing prospectus and the prospectus, you should carefully consider the following risk factors before deciding to purchase a certificate.

THE SUBORDINATE CERTIFICATES
HAVE A GREATER RISK OF LOSS THAN
THE SENIOR CERTIFICATES.

                                       When  certain   classes  of certificates
                                       provide  credit enhancement  for other
                                       classes of  certificates  it is
                                       sometimes referred  to as
                                       "subordination."  References  in  the
                                       following paragraph to "subordinated
                                       classes" means:

                                          o   with respect to the senior
                                              certificates, the subordinate
                                              certificates; and

                                          o   with respect to the Class B
                                              Certificates, the Class B
                                              Certificates having a higher
                                              numerical designation.

                                       We  will  provide  credit  enhancement
                                       in the  form of subordination for the
                                       certificates,  first, by the right of
                                       the holders of the senior  certificates
                                       to receive  certain payments of interest
                                       and (as applicable)  principal prior to
                                       the subordinated  classes and, second,
                                       by the allocation of realized losses to
                                       the  subordinated  classes.  This form of
                                       credit  enhancement  uses  collections
                                       on the mortgage loans otherwise payable
                                       to the holders of the subordinated
                                       classes to  pay  amounts  due  on  the
                                       more  senior  classes.  Such collections
                                       on the  mortgage  loans are the sole
                                       source of funds  from  which  such
                                       credit  enhancement  is  provided.
                                       Realized  losses on the mortgage  loans
                                       are allocated to the subordinate
                                       certificates,  beginning with the
                                       certificates with the  lowest  payment
                                       priority,  until the  certificate
                                       principal  balance of that  class has
                                       been  reduced to zero.  This means that
                                       with respect to the certificates
                                       offered by this free writing prospectus,
                                       realized  losses  on  the mortgage
                                       loans  would first be allocated to the
                                       Class B-6 Certificates until the
                                       certificate principal balance of such
                                       Certificates is reduced to zero.
                                       Subsequent realized losses would  be
                                       allocated  to  the  next  most junior
                                       class of subordinate  certificates,
                                       until the certificate  principal
                                       balance of that class of subordinate
                                       certificates is reduced to zero.
                                       Accordingly,  if the aggregate principal
                                       balance of a   subordinated   class
                                       were  to  be   reduced  to  zero,
                                       delinquencies  and defaults on the
                                       mortgage  loans of a loan group  would
                                       reduce  the  amount  of  funds
                                       available  for distributions to holders
                                       of the remaining subordinated class
                                       or classes and, if the  aggregate
                                       principal  balance of all such
                                       subordinated  classes  were  to be
                                       reduced  to  zero, delinquencies  and
                                       defaults on the mortgage loans of such loan group would reduce the amount of funds available for monthly distributions to holders of the related senior certificates. After the certificate principal balances of all of the subordinate certificates of a loan group have been reduced to zero, the principal portion of realized losses on a mortgage loan in a sub-loan group occurring during the related period set forth in the respective servicing agreement will be allocated to the related senior certificates (other than the interest-only certificates), in the order of priority set forth in this free writing prospectus, until the certificate principal balance of each such class has been reduced to zero.

                                       You should fully consider the risks of
                                       investing in a subordinate certificate,
                                       including the risk that you may not
                                       fully recover your initial investment
                                       as a result of realized losses.

                                       We refer you to "Description of the
                                       Certificates" in this free writing
                                       prospectus for additional information.

ADDITIONAL RISKS ASSOCIATED
WITH THE SUBORDINATE
CERTIFICATES

                                       The  weighted  average  lives  of,  and
                                       the  yields  to maturity on, the
                                       subordinate   certificates   will  be
                                       progressively more sensitive, in the
                                       order of their payment priority, to the rate and timing of mortgagor defaults and the severity of ensuing losses on the related mortgage loans. If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such investor based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of such mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans will reduce the certificate principal balance of the subordinate certificates in the reverse order of their payment priority. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case. Once a realized loss is allocated to a subordinate certificate, no interest will be distributable with respect to such written down amount, except to the extent the principal balance is thereafter increased by a subsequent recovery.

                                       If no subordinate certificates remain
                                       outstanding, then the  principal
                                       portion of realized  losses on the
                                       mortgage loans will be allocated to
                                       the related  senior  certificates
                                       (other than the interest-only
                                       certificates) as described in
                                       "Description  of the  Certificates--
                                       Allocation  of  Realized
                                       Losses" in this free writing prospectus.

                                       In  addition,  the  multiple  class
                                       structure  of  the subordinate
                                       certificates causes the yield of such
                                       classes to be  particularly  sensitive
                                       to  changes  in  the  rates  of
                                       prepayment of the mortgage loans.
                                       Because  distributions of principal
                                       will be made to the holders of such
                                       certificates according to the
                                       priorities  described in this free
                                       writing prospectus,  the  yield  to
                                       maturity  on  such  classes  of
                                       certificates will be sensitive to the
                                       rates of prepayment on the related
                                       mortgage loans experienced both before
                                       and after the commencement of principal
                                       distributions on such classes. The yield
                                       to maturity on such  classes  of
                                       certificates   will  also  be  extremely
                                       sensitive to losses due to defaults on
                                       the related  mortgage loans and the
                                       timing thereof,  to the extent such
                                       losses are not covered by a class of
                                       subordinate  certificates  with a
                                       lower payment priority.  Furthermore,
                                       the timing of receipt of principal
                                       and interest by the  subordinate
                                       certificates may be adversely  affected
                                       by losses even if such classes of
                                       certificates do not ultimately bear
                                       such loss.

THE CLASS X CERTIFICATES ARE
SUBJECT TO SPECIAL RISKS

                                       Because the notional amount of the
                                       Class X-1 Certificates on a determination date will be based upon the certificate principal balance of the Class 3A-1 Certificates, the yield on the Class X-1 Certificates will be sensitive to the rate and timing of principal payments on the sub-loan group 3 mortgage loans, to the extent these payments are allocated to the Class 3A-1
                                       Certificates.

                                       Interest accruing on the notional amount of the Class X-1 Certificates will be based on the excess, if any, of:
                                       (a) the weighted average of the net
                                       mortgage rates of the sub-loan group 3
                                       mortgage loans (minus the related
                                       Coupon Strip payments, expressed as a
                                       per annum rate), over (b) the
                                       applicable pass-through rate on the
                                       Class 3A-1 certificates as of the
                                       related distribution date. As such,
                                       prepayments on the related mortgage
                                       loans with relatively higher
                                       pass-through rates may cause the weighted average net rate of the related mortgage loans to be lower, which could reduce the amount of interest accrued on the Class X-1 Certificates.

                                       Because the notional amount of the
                                       Class X-2 Certificates on a determination date will be based upon the certificate principal balance of the Class 3A-2 Certificates, the yield on the Class X-2 Certificates will be sensitive to the rate and timing of principal payments on the sub-loan group 3 mortgage loans, to the extent these payments are allocated to the Class 3A-2
                                       Certificates.

                                       Interest accruing on the notional
                                       amount of the Class X-2 Certificates will be based on the excess, if any, of:
                                       (a) the weighted average of the net
                                       mortgage rates of the sub-loan group 3
                                       mortgage loans (minus the related
                                       Coupon Strip payments, expressed as a
                                       per annum rate), over (b) the
                                       applicable pass-through rate on the
                                       Class 3A-2 certificates as of the
                                       related distribution date. As such,
                                       prepayments on the related mortgage
                                       loans with relatively higher
                                       pass-through rates may cause the weighted average net rate of the related mortgage loans to be lower, which could reduce the amount of interest accrued on the Class X-2 Certificates.

THE INTEREST RATE CAP MAY
REDUCE THE YIELDS ON THE CLASS
3A-1 AND CLASS 3A-2
CERTIFICATES

                                       The pass-through rates on the Class 3A-1 and Class 3A-2 certificates are each subject to an interest rate cap based upon the weighted average of the net mortgage rates on the sub-loan group 3 mortgage loans. If on any distribution date the pass-through rate for a class of such certificates is based on the interest rate cap, the holders of the applicable certificates will receive a smaller amount of interest than they would have received on that distribution date had the pass-through rate for that class not been calculated based on the interest rate cap. If the related mortgage loans with relatively higher mortgage rates prepay or default, it is more likely that the interest rate cap would limit the pass-through rate on a related class of certificates and result in lower interest than otherwise would be the case.

THE CLASS 3A-1 CERTIFICATES
AND THE CLASS 3A-2 CERTIFICATES
MAY NOT ALWAYS RECEIVE
INTEREST BASED ON THE RELATED
INDEX PLUS THE RELATED MARGIN

                                       The Class 3A-1 and Class 3A-2
                                       certificates may not always receive
                                       interest at a rate equal to One-Year
                                       MTA plus the related margin. The
                                       pass-through rate on the Class 3A-1 and
                                       Class 3A-2 certificates is each subject
                                       to a interest rate cap, as further
                                       described in this free writing
                                       prospectus. If on any distribution date, the pass-through rate for the Class 3A-1 and Class 3A-2 certificates is based on the applicable interest rate cap described in this free writing prospectus, the holders of the related certificates will receive a smaller amount of interest than such holders would have received on such distribution date had the related pass-through rate been calculated based on One-Year MTA plus the related margin. No amounts will be available to cover any such shortfalls.

MORTGAGE LOANS WITH INTEREST-
ONLY PAYMENTS

                                       As of the cut-off date, approximately
                                       42.18%, 76.03% and 0.00% of the
                                       sub-loan group 1, sub-loan group 2
                                       and sub-loan group 3 mortgage loans,
                                       respectively, and approximately 41.91%
                                       of the mortgage loans in aggregate,
                                       by cut-off date principal balance,
                                       require the borrowers to make monthly
                                       payments of accrued interest, but not
                                       principal, for a fixed period
                                       following origination ranging from
                                       three years to ten years.  After the
                                       interest-only period, the borrower's
                                       monthly payment will be recalculated to
                                       cover both interest and principal so
                                       that the mortgage loan will be paid in
                                       full by its final payment date.  If the
                                       monthly payment increases, the
                                       borrower may not be able to pay the
                                       increased amount and may default or may
                                       refinance the loan to avoid
                                       the higher payment. Because no principal payments may be made on such mortgage loans for a period of time, certificateholders of the related sub-loan group will receive smaller principal distributions than they would have received if the borrowers were required to make monthly payments of interest and principal for the lives of the related mortgage loans. Absent other considerations, this slower rate of principal distributions will result in longer, and in some cases substantially longer, weighted average lives of the related offered certificates and may reduce the return on an investment in an offered certificate that is purchased at a discount to its principal amount.

NEGATIVE AMORTIZATION
PROVISIONS

                                       Approximately 21.73% of the mortgage
                                       loans and all of the sub-loan group 3
                                       mortgage loans, respectively, by cut-off date principal balance, are negative amortization loans. Generally, after one to three months following their origination, the interest rates on the mortgage loans will adjust monthly, but the monthly payments and amortization schedules of such negative amortization loans will only adjust annually. In addition, in most circumstances, the amount by which a monthly payment made on a negative amortization loan may be adjusted on its annual payment adjustment date may be limited and may not be sufficient to amortize fully the unpaid principal balance of such mortgage loan over its remaining term to maturity. The initial interest rates on this type of mortgage loan may be lower than the sum of the related interest-rate indices applicable to such mortgage loans at their origination and the related margins. During a period of rising interest rates, as well as prior to the annual adjustment to the monthly payment made by the related mortgagor on such mortgage loan, the amount of interest accruing on the principal balance of these mortgage loans may exceed the amount of the minimum monthly payment payable by the related mortgagor on such mortgage loan. As a result, a portion of the accrued interest on negatively amortizing loans may become deferred interest and would then be added to their principal balances and would then also bear interest at the applicable mortgage rates.

                                       The amount of deferred interest, if any, accrued with respect to the negative amortization mortgage loans for a given month will reduce the amount of interest collected on these mortgage loans and will reduce the amount that would otherwise have been available to be distributed as a distribution of interest to the related certificates on the related distribution date. The resulting reduction in interest collections on such mortgage loans will be offset, in part or in whole, by applying all payments of principal received on such mortgage loans of the related sub-loan group during the related due period or prepayment period to interest distributions on the related certificates. For any distribution date, the net deferred interest on such mortgage loans of a sub-loan group will be allocated to each class of the related certificates in proportion to the amount of interest that accrued on such class of certificates at its pass-through rate for the interest accrual period related to that distribution date.
                                       Accordingly, those certificates that
                                       are entitled to higher amounts of
                                       accrued interest will receive higher
                                       allocations of net deferred interest on
                                       the related mortgage loans. The amount
                                       of the reduction of accrued interest
                                       distributable to each applicable class
                                       of certificates attributable to net
                                       deferred interest on the related
                                       mortgage loans will be added to the
                                       certificate principal balance of that
                                       class of certificates. Only the amount
                                       by which the payments of principal
                                       received on the related mortgage loans
                                       during a due period or prepayment
                                       period exceed the amount of deferred
                                       interest on the related mortgage loans
                                       applied to increase the principal
                                       balance of such mortgage loans during
                                       such due period or prepayment period
                                       will be distributed as principal on
                                       the related distribution date to the
                                       applicable certificates, in accordance
                                       with the priorities set forth in this
                                       free writing prospectus under
                                       "Description of the Certificates--
                                       Distributions."

                                       The increase in the certificate
                                       principal balance of any class of
                                       certificates, and the reduced rate of
                                       reduction in the certificate principal
                                       balance of any such class of
                                       certificates, that results from the
                                       application of all principal collected
                                       on the related mortgage loans during
                                       the related due period or prepayment
                                       period to offset the deferred interest
                                       on the related mortgage loans applied
                                       to increase the principal balance of the related mortgage loans during such due period or prepayment period, will have the effect of increasing the weighted average lives of such certificates and increasing an applicable investor's exposure to realized losses on the related mortgage loans. We cannot predict the extent to which mortgagors will prepay their mortgage loans, and therefore cannot predict the extent of the effect of the allocation of net deferred interest on the mortgage loans on the offered certificates.

                                       If the interest rates on these mortgage
                                       loans decrease prior to an
                                       adjustment in the related monthly
                                       payment made on such mortgage loans, then a larger portion of the related monthly payment will be applied to the unpaid principal balance of the related mortgage loan, which may cause the related offered certificates to amortize more quickly. Conversely, if the interest rates on such mortgage loans increase prior to an adjustment in the related monthly payment made on such mortgage loans, then a smaller portion of the related monthly payment will be applied to the unpaid principal balance of the related mortgage loan, which may cause the related offered certificates to amortize more slowly.
                                       If the unpaid principal balance of a
                                       negative
                                       amortization mortgage loan exceeds the
                                       original balance of such
                                       mortgage loan by more than 10%, 15% or
                                       25% due to deferred interest having
                                       been added to the principal balance
                                       of such mortgage loan, then the monthly
                                       payment due on the related mortgage
                                       loan will be reset without regard to the 7.50% periodic payment cap described in this free writing prospectus, in order to provide for the outstanding balance of the related mortgage loan to be paid in full at its maturity. In addition, on the fifth payment adjustment date of a negative amortization mortgage loan, and on every fifth payment adjustment date thereafter, and on the last payment adjustment date prior to the related mortgage loan's scheduled maturity date, the monthly payment due on that mortgage loan will be reset without regard to the related periodic payment cap, in order to provide for the outstanding balance of that mortgage loan to be paid in full at its maturity by the payment of equal monthly installments. These features may affect the rate at which principal on the mortgage loans is paid, and may create a greater risk of default if the related borrowers are unable to pay the monthly payments on the related increased principal balances of such mortgage loans.

                                       In addition, since the principal balance of a mortgage loan subject to negative amortization will increase by the amount of deferred interest allocated to such mortgage loan, the increasing principal balance of such a loan may approach or exceed the value of the related mortgaged property, thus increasing the likelihood of defaults on such mortgage loan as well as increasing the amount of any loss experienced with respect to any such mortgage loan that is required to be liquidated. Furthermore, each mortgage loan provides for the payment of any remaining unamortized principal balance thereto (due to the addition of deferred interest, if any, to the principal balance of such mortgage loan) in a single payment at the maturity of such mortgage loan. Because the related mortgagors may be required to make a larger single payment upon maturity, it is possible that the default risk associated with mortgage loans subject to negative amortization is greater than that associated with fully amortizing mortgage loans.

CERTAIN MORTGAGE LOANS WERE
UNDERWRITTEN TO NON-
CONFORMING UNDERWRITING
STANDARDS, WHICH MAY RESULT IN
LOSSES OR SHORTFALLS TO BE
INCURRED ON THE OFFERED
CERTIFICATES

                                       The mortgage loans were underwritten
                                       generally in accordance with
                                       underwriting standards which are
                                       primarily intended to provide for single family "non-conforming" mortgage loans. A "non-conforming" mortgage loan means a mortgage loan which is ineligible for purchase by Fannie Mae or Freddie Mac due to either credit characteristics of the related mortgagor or documentation standards in connection with the underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for "A" credit mortgagors. These credit characteristics include mortgagors whose creditworthiness and repayment ability do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines and mortgagors who may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other credit items that do not satisfy such Fannie Mae or Freddie Mac underwriting guidelines. These documentation standards may include mortgagors who provide limited or no documentation in connection with the underwriting of the related mortgage loan. In addition, certain mortgage loans fail to conform to the underwriting standards of the related originators. Accordingly, mortgage loans underwritten under such non-conforming credit underwriting standards are likely to experience rates of delinquency, foreclosure and loss that are higher, and may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines. Any resulting losses, to the extent not covered by credit enhancement, may affect the yield to maturity of the offered certificates.

INCLUSION OF DELINQUENT AND
OTHER IMPAIRED MORTGAGE
LOANS MAY INCREASE
RISK OF LOSS

                                       Approximately 6.01%, 2.38% and 6.59% of
                                       the sub-loan group 1, the sub-loan
                                       group 2 and the sub-loan group 3
                                       mortgage loans, respectively, and
                                       approximately 5.18% of the mortgage
                                       loans in aggregate, by cut-off date
                                       principal balance, were 30 days or
                                       more contractually delinquent.  As a
                                       result, the mortgage pool may bear
                                       more risk than a pool of mortgage loans
                                       without any delinquencies but with
                                       otherwise comparable characteristics. In addition, the mortgage pool includes mortgage loans with certain impairments, which may include:

                                           o   mortgage loans that violated the
                                               underwriting guidelines or
                                               program guidelines under which
                                               they were originated;

                                           o   mortgage loans that had missing
                                               or defective loan documentation;

                                           o   mortgage loans that were
                                               previously delinquent;

                                           o   borrowers who may have a record
                                               of credit write-offs, outstanding
                                               judgments, current or prior
                                               bankruptcies and other credit
                                               items that do not satisfy the
                                               applicable underwriting
                                               guidelines;

                                           o   mortgage loans with low credit
                                               scores and/or high current
                                               loan-to-value ratios, debt
                                               service coverage ratios or
                                               combined amortized loan-to-value
                                               ratios;

                                           o   seasoned mortgage loans;

                                           o   missing or deficient appraisals
                                               (for example, the comparable
                                               properties did not support the
                                               appraised value); or

                                           o   the absence of required primary
                                               mortgage insurance.

                                       As a result of these characteristics,
                                       the mortgage loans may have increased
                                       delinquencies and losses as compared to
                                       other mortgage pools and other
                                       series of mortgage pass-through
                                       certificates issued by the depositor. To the extent not covered by credit enhancement, such increased delinquencies and losses, if any, could result in the reduction of amounts available for distribution to certificateholders.

DEFAULTS COULD CAUSE PAYMENT
DELAYS AND LOSSES

                                       There could be substantial delays in the liquidation of defaulted mortgage loans and corresponding delays in your receiving your portion of the proceeds of liquidation. These delays could last up to several years. Furthermore, an action to obtain a deficiency judgment is regulated by statutes and rules, and the amount of a deficiency judgment may be limited by law. In the event of a default by a borrower, these restrictions may impede the ability of the related servicer to foreclose on or to sell the mortgaged property or to obtain a deficiency judgment. In addition, liquidation expenses such as legal and appraisal fees, real estate taxes and maintenance and preservation expenses, will reduce the amount of security for the mortgage loans and, in turn, reduce the proceeds payable to certificateholders.

                                       In the event that:

                                           o   the mortgaged properties fail to
                                               provide adequate security for the
                                               related mortgage loans, and

                                           o   the protection provided by the
                                               subordination of certain classes
                                               of certificates is insufficient
                                               to cover any shortfall,

                                        you could lose all or a portion of the
                                        money you paid for your certificates.

YOUR YIELD COULD BE ADVERSELY
AFFECTED BY THE UNPREDICTABILITY
OF PREPAYMENTS

                                       No one can accurately predict the level
                                       of prepayments that the trust will
                                       experience.  The trust's prepayment
                                       experience may be affected by many
                                       factors, including:

                                           o   general economic conditions,

                                           o   the level of prevailing interest
                                               rates,

                                           o   the availability of alternative
                                               financing and

                                           o   homeowner mobility.

                                       Approximately 26.95%, 33.15% and 96.13%
                                       of the sub-loan group 1, the
                                       sub-loan group 2 and the sub-loan
                                       group 3 mortgage loans, respectively, and approximately 43.61% of the mortgage loans in aggregate, by stated principal balance as of the cut-off date, contain due-on-sale provisions, and the related servicers intend to enforce those provisions unless doing so is not permitted by applicable law or the related servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the mortgaged property in question to assume the related mortgage loan. In addition, certain of the mortgage loans impose a prepayment charge in connection with voluntary prepayments made within up to five years after origination, which charges may, if not waived by a servicer, discourage prepayments during the applicable period. Mortgage loans still subject to such a prepayment charge constitute approximately 5.03%, 0.91% and 61.53% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 16.23% of the mortgage loans in aggregate, by stated principal balance as of the cut-off date. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The holders of the offered certificates will not be entitled to any prepayment penalties or prepayment charges collected on the related mortgage loans.

                                       The weighted average lives of the
                                       certificates, particularly the
                                       interest-only certificates, will be
                                       sensitive to the rate and timing of
                                       principal payments, including
                                       prepayments on the related mortgage
                                       loans, which may fluctuate significantly from time to time.

                                       You should note that:

                                            o   oif you purchase interest-only
                                                certificates or you purchase
                                                your certificates at a premium
                                                and principal is repaid on the
                                                related mortgage loans faster
                                                than you anticipate, then your
                                                yield may be lower than you
                                                anticipate;

                                            o   your yield on the Class 3A-1
                                                and Class 3A-2 certificates
                                                will be sensitive to the
                                                related interest rate cap;

                                            o   since repurchases of mortgage
                                                loans as a result of breaches of
                                                representations and warranties
                                                and liquidations of mortgage
                                                loans following default have
                                                the same effect as prepayments,
                                                your yield may be lower than
                                                you expect if the rate of such
                                                repurchases and liquidations
                                                is higher than you expect; and

                                            o   you bear the reinvestment
                                                risks resulting from a faster
                                                or slower rate of principal
                                                payments than you expected.

                                       We refer you to "The Mortgage Pool,"
                                       "Yield, Prepayment and Maturity
                                       Considerations," and "Description of
                                       the Certificates--Optional Termination"
                                       in this free writing prospectus and
                                       "Material Legal Aspects of the Loans --
                                       Due-on-Sale Clauses in Mortgage Loans"
                                       in the prospectus for a description
                                       of certain provisions of the mortgage
                                       loans that may affect the prepayment
                                       experience on the mortgage loans.

                                       During the period in which the
                                       subordinate certificates remain
                                       available as credit enhancement to the
                                       related senior certificates, the entire
                                       amount of any prepayments and certain
                                       other unscheduled recoveries of
                                       principal with respect to the mortgage
                                       loans in a sub-loan group will be
                                       allocated to the related senior
                                       certificates entitled to payments of
                                       principal during the first 5 years after the cut-off date, during the first 10 years after the cut-off date, with such allocation to be subject to further reduction over an additional 5-year period thereafter, as described in this free writing prospectus, unless certain loss and delinquency tests (as set forth in the definition of "Senior Prepayment Percentage" in the Glossary hereto) are satisfied. This will accelerate the amortization of such senior certificates in the related sub-loan group while, in the absence of realized losses in respect of the related mortgage loans, increasing the percentage interest in the principal balance of such mortgage loans that the related subordinate certificates evidence.

                                       The sponsor may from time to time
                                       implement programs designed to encourage refinancing. These programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property. In addition, the sponsor may encourage assumptions of mortgage loans, including defaulted mortgage loans, under which creditworthy borrowers assume the outstanding indebtedness of the mortgage loans which may be removed from the mortgage pool. As a result of these programs, with respect to the mortgage pool underlying any trust, the rate of principal prepayments of the mortgage loans in the mortgage pool may be higher than would otherwise be the case, and in some cases, the average credit or collateral quality of the mortgage loans remaining in the mortgage pool may decline.

                                       For further information regarding the
                                       effect of principal prepayments on the
                                       weighted average lives of the offered
                                       certificates, we refer you to "Yield,
                                       Prepayment and Maturity Considerations"
                                       in this free writing prospectus,
                                       including the tables entitled "Percent
                                       of the Initial Principal Balance at
                                       the Respective Percentages of CPR" in
                                       this free writing prospectus.

MORTGAGE LOAN MODIFICATIONS
MAY EXTEND THE WEIGHTED
AVERAGE LIFE AND AFFECT THE
YIELD TO MATURITY OF YOUR
CERTIFICATES

                                       Modifications of mortgage loans agreed
                                       to by the related servicer in order
                                       to maximize ultimate proceeds of such
                                       mortgage loans may extend the period
                                       over which principal is received on
                                       your certificates, resulting in a longer weighted average life. If such modifications downwardly adjust interest rates, such modifications may lower the interest rate cap on the applicable certificates, resulting in a lower yield to maturity on your certificates.

VIOLATION OF CONSUMER
PROTECTION LAWS MAY RESULT IN
LOSSES ON THE MORTGAGE
LOANS AND THE OFFERED
CERTIFICATES

                                       Applicable state laws generally regulate interest rates and other charges, require certain disclosure, and require licensing of the originators. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                                       The mortgage loans are also subject to
                                       federal laws, including:

                                          o   the Federal Truth in Lending Act
                                              and Regulation Z promulgated
                                              thereunder, which require
                                              certain disclosures to the
                                              mortgagors regarding the terms
                                              of the mortgage loans;

                                          o   the Equal Credit Opportunity Act
                                              and Regulation B promulgated
                                              thereunder, which prohibit
                                              discrimination on the basis of
                                              age, race, color, sex, religion,
                                              marital status, national origin,
                                              receipt of public assistance or
                                              the exercise of any right under
                                              the Consumer Credit Protection
                                              Act, in the extension of credit;
                                              and

                                          o   the Depository Institutions
                                              Deregulation and Monetary
                                              Control Act of 1980, which
                                              preempts certain state usury laws.

                                       Violations of certain provisions of
                                       these federal and state laws may limit
                                       the ability of the related servicer to
                                       collect all or part of the principal
                                       of or interest on the mortgage loans
                                       and in addition could subject the trust
                                       to damages and administrative
                                       enforcement. In particular, the failure
                                       of the originators to comply with
                                       certain requirements of the Federal
                                       Truth in Lending Act, as implemented by
                                       Regulation Z, could subject the trust to monetary penalties, and result in the mortgagors' rescinding the mortgage loans against the trust. In addition to federal law, some states have enacted, or may enact, laws or regulations that prohibit inclusion of some provisions in mortgage loans that have interest rates or origination costs in excess of prescribed levels, that require mortgagors be given certain disclosures prior to the consummation of the mortgage loans and that restrict the ability of the related servicer to foreclose in response to the mortgagor's default. The failure of the originators to comply with these laws could subject the trust to significant monetary penalties, could result in the mortgagors rescinding the mortgage loans against the trust and/or limit the master servicer's ability to foreclose upon the related mortgaged property in the event of a mortgagor's default.

                                       Under the anti-predatory lending laws of some states, the borrower is required to meet a net tangible benefits test in connection with the origination of the related mortgage loan. This test may be highly subjective and open to interpretation. As a result, a court may determine that a mortgage loan does not meet the test even if the originators reasonably believed that the test was satisfied. Any determination by a court that a mortgage loan does not meet the test will result in a violation of the state anti-predatory lending law, in which case the sponsor will be required to purchase that mortgage loan from the trust fund.

                                       The sponsor will represent that, as of
                                       the closing date, each mortgage loan
                                       is in compliance with applicable
                                       federal and state laws and regulations.
                                       In the event of a breach of such
                                       representation, the sponsor will be
                                       obligated to cure such breach or
                                       repurchase or replace the affected
                                       mortgage loan in the manner described
                                       in this free writing prospectus. If
                                       the sponsor is unable or otherwise
                                       fails to satisfy such obligations,
                                       the yield on the offered certificates
                                       may be materially and adversely affected.

A REDUCTION IN CERTIFICATE
RATING COULD HAVE AN ADVERSE
EFFECT ON THE VALUE OF
YOUR CERTIFICATES

                                       The ratings of each class of offered
                                       certificates will depend primarily on
                                       an assessment by the rating agencies
                                       of the related mortgage loans and the
                                       subordination afforded by certain
                                       classes of certificates. The ratings by
                                       each of the rating agencies of the
                                       offered certificates are not
                                       recommendations to purchase, hold or
                                       sell the offered certificates because
                                       such ratings do not address the market
                                       prices of the certificates or
                                       suitability for a particular investor.

                                       The rating agencies may suspend,
                                       reduce or withdraw the ratings on the
                                       offered certificates at any time.
                                       Any reduction in, or suspension or
                                       withdrawal of, the rating assigned to
                                       a class of offered certificates would
                                       probably reduce the market value of
                                       such class of offered certificates and
                                       may affect your ability to sell them.

YOUR DISTRIBUTIONS COULD BE
ADVERSELY AFFECTED BY THE
BANKRUPTCY OR INSOLVENCY OF
CERTAIN PARTIES

                                       The sponsor will treat its transfer of
                                       the mortgage loans to the depositor
                                       as a sale of the mortgage loans.
                                       However, if the sponsor becomes bankrupt, the trustee in bankruptcy may argue that the mortgage loans were not sold but were only pledged to secure a loan to the sponsor. If that argument is made, you could experience delays or reductions in payments on the certificates. If that argument is successful, the bankruptcy trustee could elect to sell the mortgage loans and pay down the certificates early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment loss in a lower interest rate environment.

                                       In addition, if a servicer or the
                                       master servicer becomes bankrupt, a
                                       bankruptcy trustee or receiver may
                                       have the power to prevent the appointment of a successor servicer or successor master servicer. Any related delays in servicing could result in increased delinquencies or losses on the mortgage loans.

DEVELOPMENTS IN SPECIFIED
STATES COULD HAVE A
DISPROPORTIONATE EFFECT ON THE
MORTGAGE LOANS DUE TO
GEOGRAPHIC CONCENTRATION OF
MORTGAGED PROPERTIES

                                       Approximately 30.68%, 11.75% and 6.92%
                                       of the mortgage loans, by cut-off
                                       date principal balance are secured by
                                       mortgaged properties located in the
                                       states of California, Florida and New
                                       York, respectively.  No other state
                                       constituted more than 5.00% of the
                                       mortgage loans by stated principal
                                       balance as of the cut-off date.
                                       Property in certain states, including
                                       California, may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides, hurricanes and other natural disasters. The sponsor will make a representation and warranty that no mortgaged property is subject to any material damage and waste as of the closing date. In the event that a mortgaged property is materially damaged as of the closing date due to a natural disaster, the sponsor will be required to repurchase the related mortgage loan from the trust. We do not know how many mortgaged properties included in the mortgage pool have been affected by recent natural disasters, including those mortgaged properties located in certain parts of the United States damaged by recent hurricanes. In addition, no assurance can be given as to the effect of this event on the rate of delinquencies and losses on the mortgage loans secured by mortgaged properties that were or may be affected by the recent hurricanes. Any adverse impact as a result of this event may be borne by the holders of the offered certificates, particularly if the sponsor fails to repurchase any mortgage loan that breaches this representation and warranty.

                                       In addition:

                                            o   economic conditions in the
                                                specified states, which may
                                                or may not affect real
                                                property values, may affect
                                                the ability of borrowers to
                                                repay their loans on time;

                                            o   declines in the residential
                                                real estate market in the
                                                specified states may reduce
                                                the values of properties
                                                located in those states,
                                                which would result in an
                                                increase in the loan-to-value
                                                ratios; and

                                            o   any increase in the market
                                                value of properties located in
                                                the specified states would
                                                reduce the loan-to-value ratios
                                                and could, therefore, make
                                                alternative sources of
                                                financing available to the
                                                borrowers at lower interest
                                                rates, which could result in an
                                                increased rate of prepayment
                                                of the mortgage loans.

CREDIT SCORES ARE NOT AN
INDICATOR OF FUTURE
PERFORMANCE OF BORROWERS

                                       Investors are encouraged to be aware
                                       that credit scores are based on past
                                       payment history of the borrower.
                                       Investors are encouraged not to rely on
                                       credit scores as an indicator of
                                       future borrower performance.  See "The
                                       Mortgage Pool--Underwriting Guidelines"
                                       in this free writing prospectus.

THE RETURN ON YOUR
CERTIFICATES MAY BE AFFECTED BY
REVISED SERVICING PROCEDURES
ADOPTED IN RESPONSE TO
TERRORIST ATTACKS

                                      In response to the terrorist attacks on
                                      September 11, 2001 in New York City
                                      and Arlington, Virginia, EMC Mortgage
                                      Corporation and certain other
                                      servicers announced the implementation
                                      of revised servicing procedures for
                                      mortgagors who have been personally or
                                      financially affected by such
                                      attacks.  Certain government agencies,
                                      government sponsored entities and
                                      private financial institutions have
                                      implemented similar procedures.

                                      Such revised servicing procedures
                                      generally include:

                                           o   increased use of repayment plans
                                               that will seek to cure
                                               delinquencies without imposing
                                               undue hardship on the affected
                                               mortgagor;

                                           o   extending due dates for payments;

                                           o   waiving or reducing late payment
                                               fees or similar fees;

                                           o   waiving deficiency balances for
                                               victims of the terrorist
                                               attacks; and

                                           o   suspending the submission of
                                               reports to credit bureaus for
                                               affected mortgagors that have
                                               delinquent mortgage loans.

                                       We can make no prediction whether
                                       mortgagors of the mortgage loans will be affected by any future terrorist attacks. However, as a result of the terrorist attacks and such revised servicing procedures, the rate of delinquencies and losses on mortgage loans made to affected mortgagors may be larger than would otherwise be the case.

THE RETURN ON YOUR
CERTIFICATES COULD BE REDUCED
BY SHORTFALLS DUE TO THE
APPLICATION OF THE
SERVICEMEMBERS CIVIL RELIEF
ACT AND SIMILAR STATE OR
LOCAL LAWS

                                       The Servicemembers Civil Relief Act, or
                                       the Relief Act, and similar state or
                                       local laws provide relief to mortgagors
                                       who enter active military service
                                       and to mortgagors in reserve status
                                       who are called to active military
                                       service after the origination of their
                                       mortgage loans. The ongoing military
                                       operations of the United States in
                                       Iraq and Afghanistan have caused an
                                       increase in the number of citizens in
                                       active military duty, including those
                                       citizens previously in reserve status.
                                       Under the Relief Act the interest
                                       rate applicable to a mortgage loan
                                       for which the related mortgagor is called to active military service will be reduced from the percentage stated in the related mortgage note to 6.00%. This interest rate reduction and any reduction provided under similar state or local laws will result in an interest shortfall because the master servicer will not be able to collect the amount of interest which otherwise would be payable with respect to such mortgage loan if the Relief Act or similar state or local law was not applicable thereto. This shortfall will not be paid by the mortgagor on future due dates or advanced by the servicers or the master servicer and, therefore, will reduce the amount available to pay interest to the certificateholders on subsequent distribution dates. We do not know how many mortgage loans in the mortgage pool have been or may be affected by the application of the Relief Act or similar state or local laws.

YOU MAY HAVE DIFFICULTY
SELLING YOUR CERTIFICATES
                                       The underwriter intends to make a
                                       secondary market in the offered
                                       certificates, but the underwriter has
                                       no obligation to do so.  We cannot
                                       assure you that a secondary market
                                       will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate, and such fluctuations may be significant and could result in significant losses to you.

                                       The secondary markets for asset
                                       backed securities have experienced
                                       periods of illiquidity and can be
                                       expected to do so in the future.
                                       Illiquidity can have a severely adverse
                                       effect on the prices of certificates
                                       that are especially sensitive to
                                       prepayment, credit or interest rate
                                       risk, or that have been structured to
                                       meet the investment requirements of
                                       limited categories of investors.

                                THE MORTGAGE POOL

GENERAL

     We have provided below and in Schedule A to this free writing prospectus information with respect to the mortgage loans that we expect to include in the pool of mortgage loans in the trust fund. Prior to the closing date of November 16, 2006, we may remove mortgage loans from the mortgage pool and we may substitute other mortgage loans for the mortgage loans we remove. The depositor believes that the information set forth herein will be representative of the characteristics of the mortgage pool as it will be constituted at the time the certificates are issued, although the range of mortgage rates and maturities and other characteristics of the mortgage loans may vary. The actual mortgage loans included in the trust fund as of the closing date may vary from the mortgage loans as described in this free writing prospectus by up to plus or minus 5% as to any of the material characteristics described herein. If, as of the closing date, any material pool characteristics differs by 5% or more from the description in this free writing prospectus, revised disclosure will be provided either in a supplement to the prospectus supplement, or in a current report on Form 8-K. Unless we have otherwise indicated, the information we present below and in Schedule A is expressed as of the cut-off date, which is October 1, 2006. The mortgage loan principal balances that are transferred to the trust will be the aggregate principal balance as of the cut off date, October 1, 2006.

     The mortgage loans will be selected for inclusion in the mortgage pool based on rating agency criteria, compliance with representations and warranties, and conformity to criteria relating to the characterization of securities for tax, ERISA, Form S-3 eligibility and other legal purposes.

     We will divide the mortgage loans in the trust fund (the "mortgage pool") into three separate subgroups (each, a "sub-loan group")

     The mortgage loans are adjustable rate and hybrid mortgage loans, fully or negatively amortizing and secured by first and more junior liens on the related mortgaged properties. The cut-off date aggregate principal balance for the adjustable rate and hybrid, fully amortizing or negatively amortizing mortgage loans is approximately $271,142,220 and consists of 950 mortgage loans. The mortgage loans have original terms to maturity of not greater than 40 years.

     Sub-loan group 1 Loans. Sub-loan group 1 includes adjustable rate mortgage loans and certain hybrid mortgage loans with less than or equal to 47 months to the next rate adjustment. The Class 1A-1, Class 1A-2 and Class 1A-3 Certificates generally will be paid from the mortgage loans relating to sub-loan group 1.

     Sub-loan group 2 Loans. Sub-loan group 2 includes adjustable rate mortgage loans and certain hybrid mortgage loans with greater than or equal to 48 months to the next rate adjustment. The Class 2A-1 and Class 2A-1 Certificates generally will be paid from the mortgage loans relating to sub-loan group 2.

     Sub-loan group 3 Loans. Sub-loan group 3 includes adjustable rate mortgage loans having a negative amortization feature. The Class 3A-1, Class 3A-2, Class X-1 and Class X-2 Certificates generally will be paid from the mortgage loans relating to sub-loan group 3.

     Scheduled monthly payments made by the mortgagors on the mortgage loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. The mortgage notes generally provide for a grace period for monthly payments. Any mortgage loan may be prepaid in full or in part at any time, in some cases upon the payment of a prepayment charge during an initial period. Such prepayment charges, if not waived by a servicer, would typically discourage prepayments during the applicable period although not more than approximately 5.03%, 0.91% and 61.53% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 16.23% of the mortgage loans in aggregate, by cut-off date principal balance, still provide for the payment by the mortgagor of a prepayment charge on voluntary prepayments typically made up to the first five years from the date of execution of the related mortgage note.

     Approximately 42.18%, 76.03% and 0.00% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 41.91% of the mortgage loans in aggregate, by cut-off date principal balance, has an "interest-only" provision, which require the borrowers to make monthly payments of accrued interest, but not principal, for a fixed period following origination ranging from three to ten years. After the interest-only period, the borrower's monthly payment will be recalculated to cover both interest and principal so that the mortgage loan will be paid in full by its final payment date.

     As of the cut-off date, except with respect to approximately 6.01%, 2.38% and 6.59% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 5.18% of the mortgage loans in aggregate, which have scheduled payments which are 30 days past due, no scheduled payment on any mortgage loan is more than 29 days past due. Further information regarding the delinquency history of the mortgage loans is disclosed in Schedule A to this free writing prospectus.

     Loan-to-Value Ratio. The loan-to-value ratio of a mortgage loan is equal to

     o the principal balance of such mortgage loan at the date of origination, divided by

     o the collateral value of the related mortgaged property.

     The "collateral value" of a mortgaged property is the lesser of the appraised value based on an appraisal made by an independent fee appraiser at the time of the origination of the related mortgage loan and the sales price.

     With respect to a mortgage loan the proceeds of which were used to refinance an existing mortgage loan, the collateral value is the appraised value of the mortgaged property based upon the appraisal obtained at the time of refinancing. No assurance can be given that the values of the mortgaged properties have remained or will remain at their levels as of the dates of origination of the related mortgage loans.

     Credit Life Insurance. Under certain circumstances, part of the proceeds of a mortgage loan are used to finance certain life insurance policies which we refer to as credit life insurance. The credit life insurance policies provide that, upon the death of the related mortgagor, an amount generally sufficient to fully repay the related mortgage loan shall be payable by the insurer. Credit life insurance premiums are financed by adding the total premium payments payable under the policy to the principal balance of the related mortgage loan. In the event of a claim under the credit life insurance policy, the insurer would pay applicable proceeds to the related servicer. Credit life insurance policies have been challenged by mortgagors as being unlawfully predatory.
However, none of the proceeds of the mortgage loans in the mortgage pool have been used to finance credit life insurance.

     Credit scores. Many lenders obtain credit scores in connection with mortgage loan applications to help them assess a mortgagor's creditworthiness. They obtain credit scores from credit reports provided by various credit reporting organizations, each of which may employ differing computer models and methodologies. The credit score is designed to assess a mortgagor's credit history at a single point, using objective information currently on file for the mortgagor at a particular credit reporting organization. Information utilized to create a credit score may include, among other things, payment history, delinquencies on accounts, level of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit scores generally range from approximately 350 to approximately 840, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a credit score purports only to be a measurement of the relative degree of risk a mortgagor represents to a lender, that is, a mortgagor with a higher score is statistically expected to be less likely to default in payment than a mortgagor with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the mortgagor's past credit history. Therefore, a credit score does not take into consideration the differences between mortgage loans and consumer loans generally or the specific characteristics of the related mortgage loan including, for example, the loan-to-value ratio, the collateral for the mortgage loan, or the debt to income ratio. We cannot assure you that the credit scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

ADJUSTABLE RATE MORTGAGE LOANS

     The adjustable rate mortgage loans are evidenced by a note bearing interest at a mortgage rate which is (or, if a hybrid mortgage loan in its fixed rate period, following conversion will be) adjusted generally monthly, semiannually, annually or less frequently to equal an index plus (or minus) a fixed percentage set forth in or computed in accordance with the related mortgage note, the sum of which is generally as specified in the related mortgage note, subject, however, to certain limitations described below. The value of the index on which each adjustment is based (as specified in the related mortgage note) generally corresponds to that available on the date on which such adjustment is made, which we refer to as an "interest adjustment date," or on a prior date. If the applicable index described therein becomes unavailable, generally an alternative index based on comparable information will become the index. The related servicer will be responsible for calculating and implementing interest rate adjustments with respect to the mortgage loans.

     Adjustments of the applicable mortgage rate are subject to rounding, to a maximum mortgage rate, to a minimum mortgage rate and to maximum limitations applicable to increases or decreases of the mortgage rate on an interest adjustment date, all as set forth in the related mortgage note. Some of the mortgage loans are assumable upon sale or transfer of the related mortgaged property.

     Indices

     The principal indices with respect to the adjustable rate mortgage loans are 1-Year CMT, MTA, 1-Year LIBOR and 6-Month LIBOR.

     1-Year CMT. Approximately 76.89%, 87.67% and 0.00% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 63.02% of the mortgage loans in aggregate, (by Stated Principal Balance as of the Cut-off Date) bear interest (or, if a hybrid mortgage loan in its fixed rate period, following conversion will bear interest) based on the weekly average yield on U.S. Treasury securities, adjusted to a constant maturity of one year ("1-year CMT"). Yields on U.S. Treasury securities are estimated from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively-traded U.S. Treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Treasury securities dealers to the

Federal Reserve Bank of New York. The constant yield values are read from the yield curve at fixed maturities. This method permits, for example, estimations of the yield for one-year maturity even if no outstanding security has exactly one year remaining to maturity. Such yields of different U.S. Treasury securities are generally published in Federal Reserve Statistical Release No. H.15 (519).

     Listed below are some of the approximate historical values of 1-year CMT since January 1998:


                                                          1-Year CMT*
---------------------------------------------------------------------------------------------------------------------------------
Month                 1998        1999        2000         2001        2002        2003         2004        2005         2006
---------------------------------------------------------------------------------------------------------------------------------
January 1               5.44%     4.52%        5.50%        6.11%     2.24%         1.46%       1.36%        2.77%        4.36%
February 1              5.53      4.49         5.85         5.65      2.17          1.47        1.31         2.89         4.50
March 1                 5.25      4.55         6.12         4.96      2.13          1.41        1.19         3.13         4.74
April 1                 5.28      4.67         6.20         4.78      2.24          1.30        1.24         3.38         4.86
May 1                   5.37      4.77         6.20         4.19      2.58          1.16        1.16         3.33         4.97
June 1                  5.39      4.67         6.14         4.17      2.53          1.25        1.40         3.32         5.05
July 1                  5.46      4.79         6.38         3.89      2.40          1.20        1.83         3.46         5.26
August 1                5.42      5.12         6.14         3.53      2.24          0.97        2.07         3.77         5.11
September 1             5.36      5.01         6.12         3.62      2.00          1.10        2.07         3.88         4.99
October 1               5.23      5.23         6.24         3.50      1.76          1.29        1.97         3.97         4.90
November 1              4.76      5.28         6.10         3.02      1.78          1.22        2.10         4.26
December 1              4.18      5.34         5.93         2.39      1.59          1.29        2.18         4.30
__________________
* Figures are averages of daily rates and do not necessarily correspond to
1-year CMT values determined as provided in any related notes.


     MTA. Approximately 0.00%, 0.00% and 92.46% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 20.09% of the mortgage loans in aggregate, (by Stated Principal Balance as of the Cut-off Date) bear interest (or, if a hybrid mortgage loan in its fixed rate period, following conversion will bear interest) based MTA. MTA is computed by determining the twelve month average yield of U.S. Treasury securities adjusted to a constant maturity of one year. The table below sets forth approximate historical average rates of MTA for the months indicated as reported on Bloomberg on the first business day of each month since January 1998:

                                                              MTA

Month                1998         1999        2000        2001        2002         2003        2004        2005        2006
---------------------------------------------------------------------------------------------------------------------------------
January              5.60%       4.99%       5.21%       6.00%        3.26%       1.94%       1.23%       2.02%        3.75%
February             5.58         4.94        5.34        5.87        3.06         1.86        1.23        2.17        3.89
March                5.55         4.89        5.46        5.71        2.91         1.75        1.23        2.35        4.01
April                5.50         4.83        5.58        5.53        2.79         1.65        1.24        2.50        4.14
May                  5.46         4.78        5.70        5.32        2.67         1.55        1.29        2.63        4.28
June                 5.44         4.76        5.79        5.10        2.55         1.45        1.38        2.74        4.43
July                 5.42         4.73        5.88        4.90        2.41         1.38        1.46        2.87        4.56
August               5.39         4.73        5.96        4.67        2.27         1.34        1.52        3.02        4.66
September            5.33         4.77        6.04        4.40        2.18         1.30        1.60        3.16        4.76
October              5.21         4.88        6.08        4.09        2.12         1.27        1.68        3.33        4.83
November             5.14         4.97        6.13        3.76        2.07         1.26        1.77        3.48
December             5.05         5.08        6.11        3.48        2.00         1.24        1.87        3.62

     1-Year LIBOR. Approximately 9.58%, 5.94% and 0.00% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 6.54% of the mortgage loans in aggregate, (by Stated Principal Balance as of the Cut-off Date) bear interest (or, if a hybrid mortgage loan in its fixed rate period, following conversion will bear interest) based on the London interbank offered rate for U.S. dollar deposits having a maturity of one year ("1-year LIBOR"). The following table shows approximate historical values for 1-year LIBOR as reported by Bloomberg on the first business day of each month since January 1998:

                                                         1-Year LIBOR

Month                 1998        1999        2000        2001        2002         2003        2004        2005        2006
---------------------------------------------------------------------------------------------------------------------------------
January                5.66%      5.06%        6.75%       5.17%      2.49%        1.45%      1.48%       3.10%       4.84%
February               5.79       5.40         6.76        4.88       2.43         1.38       1.37        2.98        4.95
March                  5.89       5.25         6.94        4.67       3.00         1.28       1.35        2.55        5.12
April                  5.99       5.23         7.10        4.44       2.63         1.36       1.83        3.69        5.29
May                    5.88       5.56         7.50        4.24       2.59         1.21       2.06        3.78        5.38
June                   5.84       5.84         7.18        4.18       2.28         1.19       2.46        3.88        5.51
July                   5.82       5.89         7.08        3.82       2.09         1.27       2.43        4.16        5.68
August                 5.53       6.06         6.97        3.56       1.90         1.43       2.30        4.24        5.54
September              5.06       6.04         6.80        2.64       1.73         1.30       2.48        4.44        5.41
October                4.75       6.25         6.73        2.27       1.64         1.48       2.55        4.68        5.30
November               5.13       6.28         6.56        2.39       1.73         1.56       2.98        4.74
December               5.10       6.50         6.00        2.44       1.45         1.46       3.10        4.82

     6-Month LIBOR. Approximately 13.53%, 6.39% and 0.00% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 8.71% of the mortgage loans in aggregate, (by Stated Principal Balance as of the Cut-off Date) bear interest (or, if a hybrid mortgage loan in its fixed rate period, following conversion will bear interest) based on the London interbank offered rate for U.S. dollar deposits having a maturity of six months ("6-month LIBOR"). The following table shows approximate historical values for 6-month LIBOR as reported by Bloomberg on the first business day of each month since January 1999:

                                                   6-Month LIBOR

---------------------------------------------------------------------------------------------------------------------
Month                1999         2000        2001         2002        2003         2004        2005         2006
---------------------------------------------------------------------------------------------------------------------
January 1             5.06%        6.21%      5.26%        2.03%       1.38%       1.22%         2.78%        4.71%
February 1            4.98         6.31       4.91         2.03        1.35        1.21          2.97         4.82
March 1               5.12         6.33       4.71         2.04        1.34        1.17          3.19         4.98
April 1               5.06         6.52       4.30         2.36        1.23        1.16          3.41         5.14
May 1                 5.07         6.78       3.98         2.12        1.29        1.38          3.54         5.22
June 1                5.25         7.11       3.91         2.08        1.21        1.58          3.71         5.39
July 1                5.58         7.00       3.69         1.95        1.12        1.94          3.92         5.58
August 1              5.74         6.90       3.45         1.87        1.21        1.98          3.95         5.51
September 1           5.94         6.76       2.52         1.80        1.20        1.99          4.00         5.42
October 1             5.96         6.72       2.12         1.71        1.16        2.20          4.23         5.38
November 1            6.11         6.64       2.03         1.60        1.23        2.32          4.47
December 1            6.07         6.20       1.98         1.47        1.27        2.63          4.63

     The remaining mortgage loans, representing approximately 1.64% of the mortgage pool will bear interest based on two other indices.

NEGATIVE AMORTIZATION

     Approximately 21.73% of the mortgage loans and all of the sub-loan group 3 mortgage loans, respectively, have a negative amortization feature, under which accrued interest may be deferred and added to the principal balance of the related mortgage loan. Negative amortization results from the fact that while the interest rate on a negative amortization loan adjusts monthly, the amount of the monthly payment on such mortgage loan adjusts only on an annual basis. In addition, the monthly payment on a negative amortization mortgage loan may not fully amortize the principal balance of such mortgage loan on an annual adjustment date if a payment cap applies.

     In any given month, the mortgage loans may be subject to:

          (1) reduced amortization, if the monthly payment on the related mortgage loan is sufficient to pay current accrued interest on such mortgage loan at the related mortgage rate but is not sufficient to reduce principal on such mortgage loan in accordance with a fully amortizing schedule;

          (2) negative amortization, if current accrued interest on the related mortgage loan is greater than the monthly payment on such mortgage loan, which would result in the accrued interest on the related mortgage loan that is not currently paid being treated as deferred interest and added to the principal balance of such mortgage loan; or

          (3) accelerated amortization, if the monthly payment on the related mortgage loan is greater than the amount necessary to pay current interest on such mortgage loan and to reduce principal on such mortgage loan in accordance with a fully amortizing schedule.

     The accrual of deferred interest on a negative amortization mortgage loan may result in that mortgage loan owing a final lump sum payment at maturity that is significantly greater than the monthly payment that would otherwise be payable on such mortgage loan on such maturity date.

MORTGAGE LOAN STATISTICAL DATA

     Schedule A to this free writing prospectus sets forth in tabular format certain information about the mortgage loans as of the cut-off date. Other than with respect to rates of interest, percentages are approximate and are stated by cut-off date principal balance of the mortgage loans. The sum of the respective columns may not equal the total indicated due to rounding.

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASE

     At the time of issuance of the certificates, the depositor will cause the mortgage loans, together with all principal and interest due with respect to such mortgage loans after the cut-off date to be sold to the trust. The mortgage loans will be identified in a schedule appearing as an exhibit to the pooling and servicing agreement. Such schedule will include information as to the principal balance of each mortgage loan as of the cut-off date, as well as information including, among other things, the mortgage rate, the mortgagor's monthly payment and the maturity date of each mortgage note.

     In addition, the depositor will deposit with Wells Fargo Bank, N.A., as custodian and agent for the trustee, the following documents with respect to each mortgage loan:

               (a) the original mortgage note, including any riders thereto, endorsed without recourse in the following form: "Pay to the order of The Bank of New York, as trustee for certificateholders of Bear
          Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4 without recourse," with all intervening endorsements, to the extent available, showing a complete chain of endorsement from the originator to the sponsor or, if the original mortgage note is unavailable to the depositor, a photocopy thereof, if available, together with a lost note affidavit;

               (b) the original recorded mortgage or a photocopy thereof, and if the related mortgage loan is a MOM loan, noting the applicable mortgage identification number for that mortgage loan;

               (c) except with respect to a mortgage loan that is registered on the MERS(R) System, a duly executed assignment of the mortgage to "The Bank of New York, as trustee for certificateholders of Bear Stearns Asset Backed Securities Trust 2006-SD4, Asset-Backed Certificates, Series 2006-SD4, without recourse;" in recordable form, as described in the pooling and servicing agreement;

               (d) originals or duplicates of all interim recorded assignments of such mortgage, if any and if available to the depositor;

               (e) the original or duplicate lender's title policy or, in the event such original title policy has not been received from the insurer, such original or duplicate original lender's title policy shall be delivered within one year of the closing date or, in the event such original lender's title policy is unavailable, a photocopy of such title policy or, in lieu thereof, a current lien search on the related property; and

               (f)  the  original  or  a  copy  of  all  available   assumption,
          modification or substitution agreements, if any.

     In general, assignments of the mortgage loans provided to the custodian on behalf of the trustee will not be recorded in the appropriate public office for real property records as to which the rating agencies advise that the omission to record therein will not affect their ratings of the offered certificates, or if MERS is identified on the related mortgage or on a properly recorded assignment of the related mortgage as the mortgagee of record solely as nominee for the sponsor and its successor and assigns.

     In connection with the assignment of any mortgage loan that is registered on the MERS(R) System, EMC will cause the MERS(R) System to indicate that those mortgage loans have been assigned by EMC to the depositor and by the depositor to the trustee by including (or deleting, in the case of repurchased mortgage loans) in the computer files (a) the code in the field which identifies the trustee, (b) the code in the field "Pool Field" which identifies the series of certificates issued in connection with such mortgage loans, and (c) a code that provides the trustee with access to such mortgage loans. Neither EMC nor the master servicer will alter these codes (except in the case of a repurchased mortgage loan).

     A "MOM loan" is any mortgage loan as to which, at origination, Mortgage Electronic Registration Systems, Inc. acts as mortgagee, solely as nominee for the originator of that mortgage loan and its successors and assigns.

     The trustee (or the custodian as its agent) will perform a limited review of the mortgage loan documents on or prior to the closing date or in the case of any document permitted to be delivered after the closing date, promptly after the custodian's receipt of such documents and will hold such documents in trust for the benefit of the holders of the certificates.

     In addition, the sponsor will make representations and warranties in the pooling and servicing agreement as of the cut-off date in respect of the mortgage loans. The depositor will file the pooling and servicing agreement containing such representations and warranties with the Securities and Exchange Commission in a report on Form 8-K following the closing date.

     The representations and warranties of the sponsor with respect to the mortgage loans include the following, among others:

     (a) The information set forth in the mortgage loan schedule attached to the pooling and servicing agreement is true and correct in all material respects;

     (b) Immediately prior to the transfer to the depositor, the sponsor was the sole owner of beneficial title and holder of each mortgage and mortgage note relating to the mortgage loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the sponsor has full right and authority to sell or assign the same pursuant to pooling and servicing agreement;

     (c) The physical property subject to any mortgage is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property;

     (d) The mortgaged property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

     (e) With respect to any first lien mortgage loans, a lender's title insurance policy (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction therefor in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title insurance company which, to the best of the sponsor's knowledge, was qualified to do business in the jurisdiction where the related mortgaged property is located, insuring the sponsor and its successors and assigns that the mortgage is a first priority lien on the related mortgaged property in the original principal amount of the mortgage loan. The sponsor is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable; with respect to any junior lien mortgage loan, other than any piggyback loan that has an initial principal amount less than or equal to $200,000, (a) a lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefore in a form acceptable to Fannie Mae or Freddie Mac, was issued on the date that each mortgage loan was created by a title insurance company which, to the best of the sponsor's knowledge, was qualified to do business in the jurisdiction where the related mortgaged property is located, insuring the related seller and its successors and assigns; and the sponsor is the sole insured under such lender's title insurance policy, and such policy, binder or assurance is valid and remains in full force and effect, and each such policy, binder or assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable, or (b) a lien search was conducted at the time of origination with respect to the related mortgaged property;

     (f) The terms of the mortgage note and the mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or will be recorded, if necessary, (i) if required by law in the jurisdiction where the mortgaged property is located, or (ii) to protect the interests of the trustee on behalf of the certificateholders; and

     (g) At the time of origination, each mortgaged property was the subject of an appraisal which conformed to the underwriting requirements of the originator of the mortgage loan and, the appraisal is in a form acceptable to Fannie Mae or Freddie Mac.

     After the closing date, if any document is found to be missing or defective in any material respect, or if a representation or warranty with respect to any mortgage loan is breached and such breach materially and adversely affects the interests of the holders of the certificates in such mortgage loan, the custodian, on behalf of the trustee, will provide notice of any missing or defective documents in the custodial certification required by its custodial agreement. If the sponsor cannot or does not cure such omission, defect or breach within 90 days of its receipt of notice from the custodian and the omission, defect or breach materially and adversely affects the certificateholders, the sponsor is required to repurchase the related mortgage loan from the trust fund at a price equal to (i) 100% of the stated principal balance thereof as of the date of repurchase, plus (ii) accrued and unpaid interest thereon at the mortgage rate to the first day of the month following the month of repurchase, as such purchase price shall be reduced by any portion of the servicing fee, servicing advances or other advances payable to the purchaser of such mortgage loan. In addition, if the obligation to repurchase the related mortgage loan results from a breach of the sponsor's representations regarding predatory lending, the sponsor will be obligated to pay any resulting costs and damages incurred by the trust. Rather than repurchase the mortgage loan as provided above, the sponsor may remove such mortgage loan from the trust fund and substitute in its place another mortgage loan of like characteristics; however, such substitution is only permitted within two years after the closing date.

     With respect to any repurchase or substitution of a mortgage loan that is not in default or as to which a default is not imminent, the trustee must have received a satisfactory opinion of counsel that such repurchase or substitution will not cause the trust fund to lose the status of its REMIC elections or otherwise subject the trust to a prohibited transaction tax. The obligation to cure, repurchase or substitute as described above constitutes the sole remedy available to the certificateholders, the trustee or the depositor for omission of, or a material defect in, a mortgage loan document or for a breach of representation or warranty by the sponsor with respect to a mortgage loan.

THE ORIGINATORS

     EMC Mortgage Corporation, referred to in this free writing prospectus as EMC or the sponsor, in its capacity as seller, purchased the mortgage loans directly from the various originators in privately negotiated transactions.

     The following table shows the percentage of the initial mortgage loans which were originated by Wells Fargo Bank, N.A. and Greenpoint Mortgage Funding, Inc. for each of the loan groups and sub-loan groups and in the aggregate. The remainder of the mortgage loans was originated by various originators, none of which has originated more than 10% of the mortgage loans in the mortgage pool or in any loan group or sub-loan group.

                                 SUB-LOAN   SUB-LOAN    SUB-LOAN     TOTAL
      NAME OF ORIGINATOR          GROUP 1    GROUP 2    GROUP 3

      Wells Fargo Bank, N.A.      96.84%     91.95%      0.00%      74.51%

      Greenpoint Mortgage         0.28%       0.00%      76.04%     16.67%
      Funding, Inc.

     The information set forth in the following paragraphs with respect to Wells Fargo Bank, N.A., has been provided by Wells Fargo Bank, N.A.

WELLS FARGO BANK, N.A. AS ORIGINATOR


     Wells Fargo Bank, N.A. ("Wells Fargo Bank") is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank.


     Wells Fargo Bank originates or acquires various types of residential mortgage loans, including prime, Alt-A (as defined below), and subprime mortgage loans. From and including 1996 and through 2005, Wells Fargo Bank and its affiliates and predecessors originated or acquired a total of $2.063 trillion of residential mortgage loans, which include the types of mortgage loans referred to above as well as other types of residential mortgage loans originated or acquired by Wells Fargo Bank and its affiliates and predecessors. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans originated or acquired by Wells Fargo Bank (other than any mortgage loans sold to Fannie Mae, Freddie Mac and Federal Home Loan Banks or mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs) for ZA Conventional Loans (also known as "scratch and dent" loans; see "--Mortgage Loan Underwriting--General" below):


                                           2003                           2004                          2005

                                          Aggregate                    Aggregate                    Aggregate
                                          Original                      Original                     Original
Asset                     No. of          Principal       No. of        Principal       No. of   Principal Balance
Type                      Loans       Balance of Loans    Loans     Balance of Loans     Loans       of Loans

ZA Conventional Loans      3319       $567,521,651.77      3472     $554,206,472.72     2142     $396,206,038.42

     MORTGAGE LOAN PRODUCTION SOURCES


     Wells Fargo Bank originates and acquires mortgage loans through a network of retail, wholesale, and correspondent offices located throughout all 50 states, the District of Columbia and the territories of the United States. Wells Fargo Bank also conducts a significant portion of its mortgage loan originations through centralized production offices located in Des Moines, Iowa; Frederick, Maryland; Minneapolis, Minnesota; Fort Mill, South Carolina; Carlsbad, California and Bloomington, Minnesota. Wells Fargo Bank also receives applications for home mortgage loans on toll-free telephone numbers that can be called from anywhere in the United States. Wells Fargo Bank also provides information and accepts applications through the internet.

     The following are Wells Fargo Bank's primary sources of mortgage loan originations: (i) direct contact with prospective borrowers (including borrowers with mortgage loans currently serviced by Wells Fargo Bank or borrowers referred by borrowers with mortgage loans currently serviced by Wells Fargo Bank), (ii) referrals from realtors, other real estate professionals and prospective borrowers, (iii) referrals from selected corporate clients, (iv) referrals from or originations by Wells Fargo Bank's Private Mortgage Banking division (including referrals from the private banking group of Wells Fargo Bank and other affiliated banks), which specializes in providing services to individuals meeting certain earnings, liquidity or net worth parameters, (v) referrals from or originations by several joint ventures into which Wells Fargo Bank, through its wholly owned subsidiary, Wells Fargo Ventures, LLC, has entered with realtors and banking institutions (the "Joint Ventures") and (vi) referrals from mortgage brokers and similar entities. In addition to its own mortgage loan originations, Wells Fargo Bank acquires qualifying mortgage loans from other unaffiliated originators ("Correspondents"). See "--Acquisition of Mortgage Loans from Correspondents" below. The relative contribution of each of these sources to Wells Fargo Bank's origination business, measured by the volume of loans generated, tends to fluctuate over time.

     Wells Fargo Ventures, LLC owns at least a 50% interest in each of the Joint Ventures, with the remaining ownership interest in each being owned by a realtor or a banking institution having significant contact with potential borrowers. Mortgage loans that are originated by Joint Ventures in which Wells Fargo Bank's partners are realtors are generally made to finance the acquisition of properties marketed by such Joint Venture partners. Applications for mortgage loans originated through Joint Ventures are generally taken by Joint Venture employees and underwritten by Wells Fargo Bank in accordance with its standard underwriting criteria. Such mortgage loans are then closed by the Joint Ventures in their own names and subsequently purchased by Wells Fargo Bank or affiliates of Wells Fargo Bank.

     Wells Fargo Bank may directly contact prospective borrowers (including borrowers with mortgage loans currently serviced by Wells Fargo Bank) through general solicitations. Such solicitations are made through television, radio and print advertisements.

     A majority of Wells Fargo Bank's corporate clients are companies that sponsor relocation programs for their employees and in connection with which Wells Fargo Bank provides mortgage financing. Eligibility for a relocation loan is based, in general, on an employer's providing financial assistance to the relocating employee in connection with a job-required move. Although subsidy loans are typically generated through such corporate-sponsored programs, the assistance extended by the employer need not necessarily take the form of a loan subsidy. Not all relocation loans are generated by Wells Fargo Bank through referrals from its corporate clients; some relocation loans are generated as a result of referrals from mortgage brokers and similar entities and others are generated through Wells Fargo Bank's acquisition of mortgage loans from other originators. Also among Wells Fargo Bank's corporate clients are various professional associations. These associations, as well as the other corporate clients, promote the availability of a broad range of Wells Fargo Bank mortgage products to their members or employees, including refinance loans, second-home loans and investment-property loans.

     ACQUISITION OF MORTGAGE LOANS FROM CORRESPONDENTS

     In order to qualify for participation in Wells Fargo Bank's mortgage loan purchase programs, lending institutions must (i) meet and maintain certain net worth and other financial standards, (ii) demonstrate experience in originating residential mortgage loans, (iii) meet and maintain certain operational standards, (iv) evaluate each loan offered to Wells Fargo Bank for consistency with Wells Fargo Bank's underwriting guidelines or the standards of a pool insurer and represent that each loan was underwritten in accordance with Wells Fargo Bank standards or the standards of a pool insurer and (v) utilize the services of qualified appraisers.

     The contractual arrangements with Correspondents may involve the commitment by Wells Fargo Bank to accept delivery of a certain dollar amount of mortgage loans over a period of time. This commitment may be satisfied either by delivery of mortgage loans one at a time or in multiples as aggregated by the Correspondent. Except with respect to subprime mortgage loans, the contractual arrangements with Correspondents may also involve the delegation of all underwriting functions to such Correspondents ("Delegated Underwriting"), which will result in Wells Fargo Bank not performing any underwriting functions prior to acquisition of the loan but instead relying on such Correspondents' representations and, in the case of bulk purchase acquisitions from such Correspondents, Wells Fargo Bank's post-purchase reviews of samplings of mortgage loans acquired from such Correspondents regarding the Correspondents' compliance with Wells Fargo Bank's underwriting standards. In all instances, however, acceptance by Wells Fargo Bank is contingent upon the loans being found to satisfy

Wells Fargo Bank's program standards or the standards of a pool insurer. Wells Fargo Bank may also acquire mortgage loans in negotiated transactions under which the mortgage loans may have been originated by the seller or another third party according to underwriting standards that may have varied materially from Wells Fargo Bank's underwriting standards.

     MORTGAGE LOAN UNDERWRITING - GENERAL

     Wells Fargo Bank has acquired or originated Mortgage Loans under one of Wells Fargo Bank's standard lending programs. Each of the various programs has its own unique set of underwriting guidelines, as set forth below. All Wells Fargo Bank Mortgage Loans were approved for purchase by Wells Fargo Bank pursuant to underwriting guidelines approved by Wells Fargo Bank. With respect to the Wells Fargo Mortgage Loans that are "ZA Conventional" (or "scratch and dent") Mortgage Loans, subsequent to funding, Wells Fargo Bank discovered or was notified that such Mortgage Loans either:

     o violated the underwriting guidelines or program guidelines under which they were intended to have been originated;

     o    had document deficiencies; or

     o    became delinquent.

     The specific defects may have included (without limitation):

     o    the failure to comply with maximum debt service coverage requirements;

     o    the failure to comply with maximum loan-to-value ratio requirements;

     o    the failure to comply with minimum credit score requirements;

     o    the failure to comply with maximum loan amount requirements;

     o    missing  or  deficient   appraisals   (for  example,   the  comparable
          properties did not support the appraised value);

     o    the absence of required primary mortgage insurance;

     o the mortgagor's credit history did not meet underwriting guidelines or program requirements;

     o the mortgage file had a deficient or missing modification agreement or power of attorney; or

     o    the mortgagor became delinquent.

     In some cases, the defect may not have been discovered, or the delinquency may not have occurred, until the Mortgage Loan had been sold to a third party and Wells Fargo Bank was required to repurchase the Mortgage Loan.

     MORTGAGE LOAN UNDERWRITING - PRIME & ALT-A

     Prime and Alt-A Mortgage Loans have been underwritten in accordance with one or more of the following: (i) Wells Fargo Bank's general underwriting standards, (ii) Wells Fargo Bank's "retention program," (iii) Wells Fargo Bank's modified underwriting standards that have been applied in the underwriting of mortgage loans under Wells Fargo Bank's "alternative" mortgage loan underwriting program, (iv) the underwriting standards of a pool insurer and (v) the underwriting standards of certain institutional conduit Correspondents.

     General Standards

     Wells Fargo Bank's underwriting standards are applied by or on behalf of Wells Fargo Bank to evaluate the applicant's credit standing and ability to repay the loan, as well as the value and adequacy of the mortgaged property as collateral. The underwriting standards that guide the determination represent a balancing of several factors that may affect the ultimate recovery of the loan amount, including, among others, the amount of the loan, the ratio of the loan amount to the property value (i.e., the lower of the appraised value of the mortgaged property and the purchase price), the borrower's means of support and the borrower's credit history. Wells Fargo Bank's guidelines for underwriting may vary according to the nature of the borrower or the type of loan, since differing characteristics may be perceived as presenting different levels of risk. With respect to certain Mortgage Loans, the originators of such loans may have contracted with unaffiliated third parties to perform the underwriting process. Except as described below, the Mortgage Loans will be underwritten by or on behalf of Wells Fargo Bank generally in accordance with the standards and procedures described herein.

     Wells Fargo Bank supplements the mortgage loan underwriting process with either its own proprietary scoring system or scoring systems developed by third parties such as Freddie Mac's Loan Prospector, Fannie Mae's Desktop Underwriter or scoring systems developed by private mortgage insurance companies. These scoring systems assist Wells Fargo Bank in the mortgage loan approval process by providing consistent, objective measures of borrower credit and certain loan attributes. Such objective measures are then used to evaluate loan applications and assign each application a "Mortgage Score."

     The portion of the Mortgage Score related to borrower credit history is generally based on computer models developed by a third party. These models evaluate information available from three major credit reporting bureaus regarding historical patterns of consumer credit behavior in relation to default experience for similar types of borrower profiles. A particular borrower's credit patterns are then considered in order to derive a "FICO Score" which indicates a level of default probability over a two-year period.

     The Mortgage Score is used to determine the type of underwriting process and which level of underwriter will review the loan file. For transactions which are determined to be low-risk transactions, based upon the Mortgage Score and other parameters (including the mortgage loan production source), the lowest underwriting authority is generally required. For moderate and higher risk transactions, higher level underwriters and a full review of the mortgage file are generally required. Borrowers who have a satisfactory Mortgage Score (based upon the mortgage loan production source) are generally subject to streamlined credit review (which relies on the scoring process for various elements of the underwriting assessments). Such borrowers may also be eligible for a reduced documentation program and are generally permitted a greater latitude in the application of borrower debt-to-income ratios.

     With respect to all mortgage loans underwritten by Wells Fargo Bank, Wells Fargo Bank's underwriting of a mortgage loan may be based on data obtained by parties other than Wells Fargo Bank that are involved at various stages in the mortgage origination or acquisition process. This typically occurs under circumstances in which loans are subject to an alternative approval process, as when Correspondents, certain mortgage brokers or similar entities that have been approved by Wells Fargo Bank to process loans on its behalf, or independent contractors hired by Wells Fargo Bank to perform underwriting services on its behalf ("contract underwriters") make initial determinations as to the consistency of loans with Wells Fargo Bank underwriting guidelines. Wells Fargo Bank may also permit these third parties to utilize scoring systems in connection with their underwriting process. The underwriting of mortgage loans acquired by Wells Fargo Bank pursuant to a Delegated Underwriting arrangement with a Correspondent is not reviewed prior to acquisition of the mortgage loan by Wells Fargo Bank although the mortgage loan file is reviewed by Wells Fargo Bank to confirm that certain documents are included in the file. In addition, in order to be eligible to sell mortgage loans to Wells Fargo Bank pursuant to a Delegated Underwriting arrangement, the originator must meet certain requirements including, among other things, certain quality, operational and financial guidelines. See "--Acquisition of Mortgage Loans from Correspondents" above.

     A prospective borrower applying for a mortgage loan is required to complete a detailed application. The loan application elicits pertinent information about the applicant, with particular emphasis on the applicant's financial health (assets, liabilities, income and expenses), the property being financed and the type of loan desired. A self-employed applicant may be required to submit his or her most recent signed federal income tax returns. With respect to every applicant, credit reports are obtained from commercial reporting services, summarizing the applicant's credit history with merchants and lenders. Generally, significant unfavorable credit information reported by the applicant or a credit reporting agency must be explained by the applicant. The credit review process generally is streamlined for borrowers with a qualifying Mortgage Score.

     Verifications of employment, income, assets or mortgages may be used to supplement the loan application and the credit report in reaching a determination as to the applicant's ability to meet his or her monthly obligations on the proposed mortgage loan, as well as his or her other mortgage payments (if any), living expenses and financial obligations. A mortgage verification involves obtaining information regarding the borrower's payment history with respect to any existing mortgage the applicant may have. This verification is accomplished by either having the present lender complete a verification of mortgage form, evaluating the information on the credit report concerning the applicant's payment history for the existing mortgage, communicating, either verbally or in writing, with the applicant's present lender or analyzing cancelled checks provided by the applicant. Verifications of income, assets or mortgages may be waived under certain programs offered by Wells Fargo Bank, but Wells Fargo Bank's underwriting guidelines require, in most instances, a verbal or written verification of employment to be obtained. In some cases, employment histories may be obtained through one of various employment verification sources, including the borrower's employer, employer-sponsored web sites, or third-party services specializing in employment verifications. In addition, the loan applicant may be eligible for a loan approval process permitting reduced documentation. The above referenced reduced documentation options and waivers limit the amount of documentation required for an underwriting decision and have the effect of increasing the relative importance of the credit report and the appraisal. Documentation requirements vary based upon a number of factors, including the purpose of the loan, the amount of the loan, the ratio of the loan amount to the property value and the mortgage loan production source. Wells Fargo Bank accepts alternative methods of verification, in those instances where verifications are part of the underwriting decision; for example, salaried income may be substantiated either by means of a form independently prepared and signed by the applicant's employer or by means of the applicant's most recent paystub and/or W-2. Loans underwritten using alternative verification methods are considered by Wells Fargo Bank to have been underwritten with "full documentation." In cases where two or more persons have jointly applied for a mortgage loan, the gross incomes and expenses of all of the applicants, including nonoccupant co-mortgagors, are combined and considered as a unit.

     In general, borrowers applying for loans must demonstrate that the ratio of their total monthly debt to their monthly gross income does not exceed a certain maximum level. Such maximum level varies depending on a number of factors including Loan-to-Value Ratio, a borrower's credit history, a borrower's liquid net worth, the potential of a borrower for continued employment advancement or income growth, the ability of the borrower to accumulate assets or to devote a greater portion of income to basic needs such as housing expense, a borrower's Mortgage Score and the type of loan for which the borrower is applying. These calculations are based on the amortization schedule and the interest rate of the related loan, with the ratio being computed on the basis of the proposed monthly mortgage payment. In the case of adjustable-rate mortgage loans, the interest rate used to determine a mortgagor's total debt for purposes of such ratio may, in certain cases, be the initial mortgage interest rate or another interest rate, which, in either case, is lower than the sum of the index rate that would have been applicable at origination plus the applicable margin. In evaluating applications for subsidy loans and buy-down loans, the ratio is determined by including in the applicant's total monthly debt the proposed monthly mortgage payment reduced by the amount expected to be applied on a monthly basis under the related subsidy agreement or buy-down agreement or, in certain cases, the mortgage payment that would result from an interest rate lower than the mortgage interest rate but higher than the effective rate to the mortgagor as a result of the subsidy agreement or the buy-down agreement. In the case of the mortgage loans of certain applicants referred by Wells Fargo Bank's Private Mortgage Banking division, qualifying income may be based on an "asset dissipation" approach under which future income is projected from the assumed liquidation of a portion of the applicant's specified assets. In evaluating an application with respect to a "non-owner-occupied" property, which Wells Fargo Bank defines as a property leased to a third party by its owner (as distinct from a "second home," which Wells Fargo Bank defines as an owner-occupied, non-rental property that is not the owner's principal residence), Wells Fargo Bank will include projected rental income net of certain mortgagor obligations and other assumed expenses or loss from such property to be included in the applicant's monthly gross income or total monthly debt in calculating the foregoing ratio. A mortgage loan secured by a two- to four-family Mortgaged Property is considered to be an owner-occupied property if the borrower occupies one of the units; rental income on the other units is generally taken into account in evaluating the borrower's ability to repay the mortgage loan. For prime mortgage loans, Wells Fargo Bank permits debt-to-income ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

     Secondary financing may be provided by Wells Fargo Bank, any of its affiliates or other lenders simultaneously with the origination of the first lien mortgage loan. Wells Fargo Bank or one of its affiliates may provide such secondary financing in the form of a flexible home equity line of credit, the available balance under which may increase on a quarterly basis by one dollar for each dollar applied in payment of the principal balance of the first lien mortgage loan during the preceding quarter (any such loan, a "Home Asset ManagementSM Account Loan"). In addition, the available balance of such line of credit may be eligible for increase on an annual basis by one dollar for each dollar, if any, by which the value of the related Mortgaged Property has increased over the prior year, as determined pursuant to a statistically derived home price index. The payment obligations under both primary and secondary financing are included in the computation of the debt-to-income ratio, and the combined amount of primary and secondary loans will be used to calculate the combined loan-to-value ratio. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after origination of the first lien mortgage loan.

     Mortgage Loans will not generally have had at origination a Loan-to-Value Ratio in excess of 95%. The "Loan-to-Value Ratio" is the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (i) the appraised value of the related Mortgaged Property, as established by an appraisal obtained by the originator generally no more than four months prior to origination (or, with respect to newly constructed properties, no more than twelve months prior to origination), or (ii) the sale price for such property. In some instances, the Loan-to-Value Ratio may be based on an appraisal that was obtained by the originator more than four months prior to origination, provided that (i) an appraisal update is obtained and (ii) the original appraisal was obtained no more than twelve months prior to origination for prime Mortgage Loans, or 180 days prior to origination for Alt-A Mortgage Loans. For the purpose of calculating the Loan-to-Value Ratio of any Mortgage Loan that is the result of the refinancing (including a refinancing for "equity take out" purposes) of an existing mortgage loan, the appraised value of the related Mortgaged Property is generally determined by reference to an appraisal obtained in connection with the origination of the replacement loan. In connection with certain of its mortgage originations, Wells Fargo Bank currently obtains appraisals through Valuation Information Technology, LLC (doing business as RELS Valuation) ("RELS"), an entity jointly owned by an affiliate of Wells Fargo Bank and an unaffiliated third party.

     The appraisal of any Mortgaged Property reflects the individual appraiser's judgment as to value, based on the market values of comparable homes sold within the recent past in comparable nearby locations and on the estimated replacement cost. The appraisal relates both to the land and to the structure; in fact, a significant portion of the appraised value of a Mortgaged Property may be attributable to the value of the land rather than to the residence. Because of the unique locations and special features of certain Mortgaged Properties, identifying comparable properties in nearby locations may be difficult. The appraised values of such Mortgaged Properties will be based to a greater extent on adjustments made by the appraisers to the appraised values of reasonably similar properties rather than on objectively verifiable sales data.

     Wells Fargo Bank originates mortgage loans with Loan-to-Value Ratios in excess of 80% either with or without the requirement to obtain primary mortgage insurance. In cases for which such primary mortgage insurance is obtained, the excess over 75% (or such lower percentage as Wells Fargo Bank may require at origination) will be covered by primary mortgage insurance (subject to certain standard policy exclusions for default arising from, among other things, fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the mortgagor or other persons involved in the origination thereof) from an approved primary mortgage insurance company until the unpaid principal balance of the Mortgage Loan is reduced to an amount that will result in a Loan-to-Value Ratio less than or equal to 80%. In cases for which such primary mortgage insurance is not obtained, loans having Loan-to-Value Ratios exceeding 80% are required to be secured by primary residences or second homes (excluding cooperatives). Generally, each loan originated without primary mortgage insurance will have been made at an interest rate that was higher than the rate would have been had the Loan-to-Value Ratios been 80% or less or had primary mortgage insurance been obtained.

     Except as described below, Mortgage Loans will generally be covered by an appropriate standard form American Land Title Association title insurance policy, or a substantially similar policy or form of insurance acceptable to Fannie Mae or Freddie Mac.

     Retention Program Standards

     A borrower with at least one mortgage loan serviced by Wells Fargo Bank may be eligible for Wells Fargo Bank's retention program. Provided such a borrower is current in his or her mortgage payment obligations, Wells Fargo Bank may permit a refinancing of one or more of the borrower's mortgage loans that are serviced by Wells Fargo Bank or another servicer to a current market interest rate without applying any significant borrower credit or property underwriting standards. As a result, borrowers who qualify under the retention program may not need to demonstrate that their current total monthly debt obligation in relation to their monthly income level does not exceed a certain ratio; Wells Fargo Bank may not obtain a current credit report for the borrower or apply a new FICO Score to the refinanced loan; and the borrower may not be required to provide any verifications of current employment, income level or extent of assets. In addition, no current appraisal or indication of market value may be required with respect to the properties securing the mortgage loans which are refinanced under the retention program. A borrower may participate in this retention program through a refinancing of one or more of his or her existing mortgage loans by either replacing any such loan with a new mortgage loan at a current market interest rate or, in the case of a mortgage loan that had been originated or purchased by Wells Fargo Bank, by executing a modification agreement under which the interest rate on the existing mortgage loan is reduced to a current market rate.

     Wells Fargo Bank may also apply the retention program to its existing borrowers who obtain new purchase money mortgage loans secured by primary residences where the initial principal balance of the new loan would not exceed 150% of the original principal balance of the previous loan (up to a maximum new loan amount of $400,000). Borrowers may be pre-approved under this program if they have a satisfactory payment history with Wells Fargo Bank as well as a satisfactory FICO Score. Wells Fargo Bank may waive verifications of borrower income and assets under this program and may not impose any limitation on the ratio of a borrower's current total debt obligation in relation to current monthly income. A new appraisal will be obtained with respect to the residence securing the new purchase money mortgage loan.

     Modified Standards

     In comparison to Wells Fargo Bank's "general" underwriting standards described above, the underwriting standards applicable to mortgage loans under Wells Fargo Bank's "alternative" mortgage loan ("Alt-A") underwriting program permit different underwriting criteria, additional types of mortgaged properties or categories of borrowers such as "foreign nationals" without a FICO Score who hold certain types of visas and have acceptable credit references (such Mortgage Loans, "Foreign National Loans"), and include certain other less restrictive parameters. Generally, relative to the "general" underwriting standards, these standards include higher loan amounts, higher maximum Loan-to-Value Ratios, higher maximum "combined" Loan-to-Value Ratios (in each case, relative to Mortgage Loans with otherwise similar characteristics) in cases of simultaneous primary and secondary financings, less restrictive requirements for "equity take out" refinancings, the removal of limitations on the number of permissible mortgage loans that may be extended to one borrower and the ability to originate mortgage loans with Loan-to-Value Ratios in excess of 80% without the requirement to obtain primary mortgage insurance if such loans are secured by cooperatives or investment properties. Under a program available to eligible borrowers who meet certain underwriting criteria and for which program a minimum downpayment of only 3% is required, mortgage loans may be originated with Loan-to-Value Ratios between 95.01% and 97% with the application of less restrictive maximum qualifying ratios of borrower monthly housing debt or total monthly debt obligations to borrower monthly income and reduced minimum requirements for primary mortgage insurance coverage ("3% Solution Loans").

     With respect to mortgaged property types, mortgage loans may be secured by shares in cooperative housing corporations, "manufactured homes", investment properties permitted under less stringent guidelines, condotels (features of which may include maid service, a front desk or resident manager, rental pools and up to 20% of commercial space), and the mortgaged properties may represent an unusually high percentage of land vs. structure or have other unique characteristics.

     In connection with its "Mortgage Express alternative-A" program ("Alt-B"), Wells Fargo Bank has established classifications with respect to the credit profile of the applicant, and each loan is placed into one of thirteen credit levels denoted as "F9 through F1," with certain levels subdivided by Stated Reduced, as described in the table below. Terms of mortgage loans originated by Wells Fargo Bank under the Alt-B program, as well as maximum loan-to-value ratios, vary depending on the credit level classification of the applicant. Loan applicants with less favorable credit profiles generally are restricted to consideration for loans with higher interest rates, lower maximum loan amounts and lower loan-to-value ratios than applicants with more favorable credit profiles. Except for loans originated under the "No

Ratio" program, the maximum total debt to gross income ratio for each credit level is generally 50%. Subject to the consideration of certain compensating factors described below, the general criteria used by Wells Fargo Bank's underwriting staff in classifying loan applicants are as follows:

                                                                                                               Maximum Combined
      Credit                        Existing Mortgage                    Documentation       Credit Bureau           Loan
       Level                             History                             Type               Score*         to Value Ratio**

F9                   2 x 30; Mortgage or rent payments no more than   No documentation        700 or higher       95% CLTV @
                     30 days late at application time and a maximum                                               LTV < 95%
                     of two 30-day late payments in the last 12
                            months

F8                   2 x 30; Mortgage or rent payments no more than   No documentation        660-699             95% CLTV @
                     30 days late at application time and a maximum                                               LTV <95%
                     of two 30-day late payments in the last 12
                            months

F7                   0 x 30; Mortgage or rent payments no more than   No documentation        620-659             95% CLTV @
                     30 days late at application time and no 30-day                                               LTV <95%
                     late payments in the last 12 months

F6                   2 x 30; Mortgage or rent payments no more than   Stated with option      700 or higher       95% CLTV @
                     30 days late at application time and a maximum   of verification of                          LTV <95%
                     of two 30-day late payments in the last 12       assets; maximum
                            months                                    debt-to-income
                                                                        ratio of 50%

F6 Stated Reduced    1 x 30; Mortgage or rent payments no more than   Stated with option      700 or higher       95% CLTV @
                     30 days late at application time and a maximum   of verification of                          LTV <80%
                     of one 30-day late payment in the last 12        assets; maximum
                            months                                    debt-to-income
                                                                        ratio of 50%

F5                   2 x 30; Mortgage or rent payments no more than   Stated with option      660-699             95% CLTV @
                     30 days late at application time and a maximum   of verification of                           LTV <95%
                     of two 30-day late payments in the last 12       assets; maximum
                            months                                    debt-to-income
                                                                        ratio of 50%

F5 Stated Reduced    1 x 30; Mortgage or rent payments no more than   Stated with option      660-699             95% CLTV @
                     30 days late at application time and a maximum   of verification of                          LTV <80%
                     of one 30-day late payment in the last 12        assets; maximum
                            months                                    debt-to-income
                                                                        ratio of 50%

F4                   0 x 30; Mortgage or rent payments no more than   Stated with option      640-659             95% CLTV @
                     30 days late at application time and no 30-day   of verification of                          LTV <95%
                     late payments in the last 12 months              assets; maximum
                                                                      debt-to-income
                                                                        ratio of 50%

F4 Stated Reduced    1 x 30; Mortgage or rent payments no more than   Stated with option      640-659             95% CLTV @
                     30 days late at application time and a maximum   of verification of                          LTV <80%
                     of one 30-day late payment in the last 12        assets; maximum
                            months                                    debt-to-income
                                                                        ratio of 50%

F3                   1 x 30; Mortgage or rent payments no more than   Stated with option      620-639             95% CLTV @
                     30 days late at application time and no 30-day   of verification of                          LTV <95%
                     late payments in the last 12 months              assets; maximum
                                                                      debt-to-income
                                                                        ratio of 50%

F3 Stated Reduced    1 x 30; Mortgage or rent payments no more than   Stated with option      620-639             95% CLTV @
                     30 days late at application time and a maximum   of verification of                          LTV <80%
                     of one 30-day late payment in the last 12        assets; maximum
                            months                                    debt-to-income
                                                                        ratio of 50%

F2                   2 x 30; Mortgage or rent payments no more than   No Ratio with           660 or higher       95% CLTV @
                     30 days late at application time and a maximum   option of                                   LTV <95%
                     of two 30-day late payments in the last 12       verification of
                            months                                        assets

F1                   0 x 30; Mortgage or rent payments no more than   No Ratio with           620-659             95% CLTV @
                     30 days late at application time and no 30-day   option of                                   LTV <95%
                     late payments in the last 12 months              verification of
                                                                          assets

     ---------------------------
     * Lower of two, middle of three credit bureau scores used. If only one credit bureau score is obtained, then that score is used.

     ** The maximum loan-to-value ratios and combined loan-to-value ratios are subject to downward adjustment based upon a number of factors including without limitation, mortgage loan amount, the mortgage loan program, the purpose of the mortgage loan, the level of documentation, the type of mortgaged property and whether or not the mortgaged property is owner-occupied. In addition, the combined loan-to-value ratio only reflects simultaneous secondary financing provided by Wells Fargo Bank or of which Wells Fargo Bank is aware at the time of funding of the related mortgage loan. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after the origination of a mortgage loan. 100% CLTV allowed when verification of assets option chosen, with loan amounts less than or equal to $500,000 and LTV less than or equal to 80%.

     For the purpose of assigning (a) the credit levels that are designated as Stated Reduced in the table above, consecutive monthly payments having the same delinquency characterization (e.g., 30-day late or 60-day late) are counted as a single late payment of such delinquency characterization and (b) the credit levels, other than those that are designated as Stated Reduced in the table above, consecutive monthly payments having the same delinquency characterization (e.g., 30-day late or 60-day late) are each counted as an additional occurrence of such delinquency characterization. Wells Fargo Bank uses the foregoing categories and characteristics as guidelines only. On a case-by-case basis, Wells Fargo Bank may make the determination that the prospective borrower warrants loan parameters beyond those shown above based upon the presence of acceptable compensating factors. Examples of compensating factors include, but are not limited to, loan-to-value ratio, debt-to-income ratio, long-term stability of employment and/ or residence, statistical credit scores, verified cash reserves or reduction in overall monthly expenses.

     The Mortgage Loans originated or acquired by Wells Fargo Bank under the Alt-B program have loan terms of 15, 20 or 30 years and fully amortize over such terms. The principal amounts of the Mortgage Loans originated or acquired by Wells Fargo Bank under the Alt-B program generally range from a minimum of $10,000 to a maximum of $1,000,000. Wells Fargo Bank generally does not originate or acquire any Mortgage Loans under the Alt-B program for which the Loan-to-Value Ratio at origination exceeds 100% or for which the combined loan-to-value ratio at origination exceeds 100% in the event of concurrent secondary financing. The Mortgage Loans originated or acquired by Wells Fargo Bank under the Alt-B program are generally secured by single-family detached residences, condominium units or two-to four-family residences, and such properties may or may not be occupied by the owner. It is Wells Fargo Bank's policy not to accept commercial properties or unimproved land as collateral for Mortgage Loans originated under the Alt-B program. Wells Fargo Bank, will, however, accept mixed-use properties such as a property where more than 80% is used for residential purposes and the balance is used for commercial purposes.

     The Alt-B program includes No Ratio Loans, No Documentation Loans, Stated Loans and Stated Reduced Loans.

     Borrowers who satisfy certain guidelines regarding credit history may have been approved under a "No Ratio" program (such Mortgage Loans, "No Ratio Loans") or under a "No Documentation" program (such Mortgage Loans, "No Documentation Loans"). In the case of No Ratio Loans, the borrower's income would not have been verified nor would there have been the calculation of any ratios, as part of the loan underwriting decision, of the borrower's expected monthly housing debt or total monthly debt obligations to the borrower's monthly income. In connection with such No Ratio program, the borrower's assets may have been verified and certain minimum "cash reserves" required. In the case of No Documentation Loans, borrowers may not have been required to provide any information in their loan application regarding their employment and in that instance employment would not have been verified. Also, in the case of No Documentation Loans, borrowers would not have been required to provide any information in their loan application regarding their income or assets.

     In the case of the "Stated" program (such Mortgage Loans, "Stated Loans"), the borrower's income would not have been verified and the borrower's assets may have been verified and certain minimum "cash reserves" are required. Under the "Stated" program the borrower's employment, income sources and assets must be stated on the signed loan application. The borrower's income as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter. Similarly, the borrower's assets as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter.

     In certain circumstances borrowers who do not qualify for other reduced documentation programs may qualify for the "Stated Reduced" program (such Mortgage Loans, "Stated Reduced Loans"). Maximum Loan-to-Value Ratios are lower under the "Stated Reduced" program than for other reduced documentation programs. In the case of Stated Reduced Loans, the borrower's income would not have been verified, the borrower's assets may have been verified and certain minimum "cash reserves" required. Under the "Stated Reduced" program the borrower's employment, income sources and assets must be stated on the signed loan application. The borrower's income as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter. Similarly, the borrower's assets as stated must be reasonable for the borrower's occupation as determined in the discretion of the loan underwriter.

     Under the Alt-B program, Wells Fargo Bank's underwriting of every Mortgage Loan submitted (as to which underwriting authority has not been delegated) consists of not only a credit review, but also a separate appraisal conducted by
(i) a third-party appraiser, (ii) an appraiser approved by RELS, or (iii) RELS itself. Appraisals generally conform to current Fannie Mae and Freddie Mac secondary market requirements for residential property appraisals. All appraisals are subject to an internal appraisal review by the loan underwriter irrespective of the loan-to-value ratio, the amount of the Mortgage Loan or the identity of the appraiser. Certain loans require a third party review in the form of either a desk review or field review. At the discretion of Wells Fargo Bank, any Mortgage Loan originated under the Alt-B program is subject to further review in the form of a desk review, field review or additional full appraisal.

     Underwriter Discretion

     During the second calendar quarter of 2005, Wells Fargo Bank initiated a program designed to encourage its mortgage loan underwriting staff to prudently, but more aggressively, utilize the underwriting discretion already granted to them under Wells Fargo Bank's underwriting guidelines and policies. This initiative was viewed by management as necessary and desirable to make prudent loans available to customers where such loans may have been denied in the past because of underwriter hesitancy to maximize the use of their ability to consider compensating factors as permitted by the underwriting guidelines. There can be no assurance that the successful implementation of this initiative will not result in an increase in the incidence of delinquencies and foreclosures, or the severity of losses, among mortgage loans underwritten in accordance with the updated philosophy, as compared to mortgage loans underwritten prior to the commencement of the initiative.

     MORTGAGE LOAN UNDERWRITING - SUBPRIME

     The underwriting functions of Wells Fargo Bank are performed in its Arizona, California, Iowa, Louisiana, Minnesota, North Carolina and South Carolina offices. Wells Fargo Bank does not delegate underwriting authority to any broker or correspondent. Wells Fargo Bank employs loan credit underwriters to scrutinize the applicant's credit profile and to evaluate whether an impaired credit history is a result of adverse circumstances or a continuing inability or unwillingness to meet credit obligations in a timely manner. Personal circumstances such as divorce, family illnesses or deaths and temporary job loss due to layoffs and corporate downsizing will often impair an applicant's credit record. The underwriting guidelines used by Wells Fargo Bank are primarily intended to evaluate the prospective borrower's credit standing and ability to repay the loan, as well as the value and adequacy of the proposed mortgaged property as collateral. A prospective borrower applying for a mortgage loan is required to complete a detailed application. The loan application elicits pertinent information about the applicant including, depending on the program, the applicant's financial condition (assets, liabilities, income and expenses), the property being financed and the type of loan desired. With respect to every applicant, a credit report summarizing the applicant's credit history with merchants and lenders is obtained. Significant unfavorable credit information reported by the applicant or by a credit reporting agency is taken into account in the credit decision. Loan applications are classified according to certain characteristics, including but not limited to: condition and location of the collateral, credit history of the applicant, ability to pay, loan-to-value ratio and general stability of the applicant in terms of employment history and time in residence.

     Wells Fargo Bank has established classifications with respect to the credit profile of the applicant, and each loan is placed into one of nine credit levels denoted as "Y9" through "Y1" (see table below). Terms of subprime mortgage loans made by Wells Fargo Bank, as well as maximum loan-to-value ratios, vary depending on the credit level classification of the applicant. Loan applicants with less favorable credit profiles generally are restricted to consideration for loans with higher interest rates, lower maximum loan amounts and lower loan-to-value ratios than applicants with more favorable credit profiles. Generally, the loan-to-value ratio is the ratio, expressed as a percentage, of the principal amount of the mortgage loan at origination to the lesser of (i) the appraised value of the related mortgaged property, as established by an appraisal obtained by the originator generally no more than 120 days prior to origination and (ii) the sale price for such property. In some instances, the loan-to-value ratio may be based on the value determined by an appraisal that was obtained by the originator more than 120 days prior to origination, provided that (i) an appraisal update is obtained and (ii) the original appraisal was obtained no more than 180 days prior to origination. Generally, the maximum total debt to gross income ratio for each credit level is 55%. Subject to the consideration of certain compensating factors described below, the general criteria used by Wells Fargo Bank's underwriting staff in classifying loan applicants are as follows:


                                                                        Bankruptcy Filings/       Maximum Combined
     Credit            Existing Mortgage         Credit Bureau            Foreclosure             Loan to Value
     Level                 History                   Score*                Proceedings                Ratio**

Y9                 0 x 30; Current at             660 or higher        Discharged/               100% CLTV @
                   application time and no                             completed more than       LTV < 80%
                   mortgage or rent late                               three years ago.
                   payments in the last 12                                                       95% CLTV @
                   months                                                                        LTV > 80%

Y8                 1 x 30; Mortgage or rent       640-659              Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            three years ago.
                   time and a maximum of                                                         95% CLTV @
                   one 30-day late payment                                                       LTV > 80%
                   in the last 12 months

Y7                 1 x 30; Mortgage or rent       620-639              Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            two years ago.
                   time and a maximum of                                                         95% CLTV @
                   one 30-day late payment                                                       LTV > 80%
                   in the last 12 months



                                      S-54


                                                                        Bankruptcy Filings/       Maximum Combined
     Credit            Existing Mortgage         Credit Bureau            Foreclosure             Loan to Value
     Level                 History                   Score*                Proceedings                Ratio**

Y6                 2 x 30; Mortgage or rent     600-619                Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            two years ago.
                   time and a maximum of                                                         95% CLTV @
                   two 30-day late payments                                                      LTV > 80%
                   in the last 12 months

Y5                 2 x 30; Mortgage or rent     580-599                Discharged/               100% CLTV @
                   payments no more than 30                            completed more than       LTV < 80%
                   days late at application                            two years ago.
                   time and a maximum of                                                         95% CLTV @
                   two 30-day late payments                                                      LTV > 80%
                   in the last 12 months

Y4                 1 x 60; Mortgage or rent     560-579                Discharged/               100% CLTV @
                   payments no more than 60                            completed more than       LTV < 80%
                   days late at application                            one year ago.
                   time and a maximum of up                                                      95% CLTV @
                   to one 60-day late in                                                         LTV > 80%
                   the last 12 months

Y3                 2 x 60 or 1 x 60 and 1 x     540-559                Discharged/               90% CLTV @
                   90; Mortgage or rent                                completed more than       All LTV's
                   payments no more than 60                            one year ago.
                   days late at application
                   time and a maximum of up
                   to two 60-day late
                   payments or one 60-day
                   and one 90-day late
                   payment.
                                                                       Discharged/
Y2                 90+; Mortgage or rent        520-539                completed less than       90% CLTV @
                   payments no more than 60                            1 year ago.               All LTV's
                   days late at application
                   time


                                      S-55


                                                                        Bankruptcy Filings/       Maximum Combined
     Credit            Existing Mortgage         Credit Bureau            Foreclosure             Loan to Value
     Level                 History                   Score*                Proceedings                Ratio**

Y1                 90+; Mortgage or rent           500-519              Discharged/              85% CLTV @
                   payments no more than 60                             completed less than      All LTV's
                   days late at application                             1 year ago.
                   time.


     -------------------------

     * Lower of two, middle of three credit bureau scores used. If only one credit bureau score is obtained, then borrower may have to satisfy additional requirements set forth in the underwriting guidelines.

     ** The maximum loan-to-value ratios and combined loan-to-value ratios are subject to downward adjustment based upon a number of factors including without limitation, mortgage loan amount, the mortgage loan program, the purpose of the mortgage loan, the level of documentation, the type of mortgaged property and whether or not the mortgaged property is owner-occupied. In addition, the combined loan-to-value ratio only reflects simultaneous secondary financing provided by Wells Fargo Bank or of which Wells Fargo Bank is aware at the time of funding of the related first lien mortgage loan. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after the origination of the first lien mortgage loan.

     For the purpose of placing a prospective mortgage loan in any of the credit levels, consecutive or "rolling" late payments having the same delinquency characterization (e.g., 30-day late or 60-day late) are counted as a single late payment of such delinquency characterization. Wells Fargo Bank uses the foregoing categories and characteristics as guidelines only. On a case-by-case basis, Wells Fargo Bank may make the determination that the prospective borrower warrants loan parameters beyond those shown above based upon the presence of acceptable compensating factors. Examples of compensating factors include, but are not limited to, loan-to-value ratio, debt-to-income ratio, long-term stability of employment and/or residence, statistical credit scores, verified cash reserves or reduction in overall monthly expenses.

     Wells Fargo Bank permits debt-to-income ratios to exceed guidelines when the applicant has documented compensating factors for exceeding ratio guidelines such as documented excess funds in reserves after closing, a history of making a similar sized monthly debt payment on a timely basis, substantial residual income after monthly obligations are met, evidence that ratios will be reduced shortly after closing when a financed property under contract for sale is sold, or additional income has been verified for one or more applicants that is ineligible for consideration as qualifying income.

     Except for Balloon Loans, the subprime mortgage loans originated or acquired by Wells Fargo Bank generally have loan terms ranging from 15 to 30 years and fully amortize over such terms. The principal amounts of the loans originated or acquired by Wells Fargo Bank generally range from a minimum of $10,000 to a maximum of $950,000. Wells Fargo Bank generally does not originate or acquire any mortgage loans for which the loan-to-value ratio at origination exceeds 100% or for which the combined loan-to-value ratio at origination exceeds 100% in the event of concurrent secondary financing. In addition, the combined loan-to-value ratio only reflects simultaneous secondary financing provided by Wells Fargo Bank or of which Wells Fargo Bank is aware at the time of funding of the related first lien mortgage loan. Wells Fargo Bank does not restrict a borrower from obtaining secondary financing after the origination of the first lien mortgage loan. The loans originated or acquired by Wells Fargo Bank are generally secured by single-family dwellings, condominium units or two- to four-family residences, and such properties may or may not be occupied by the owner. It is Wells Fargo Bank's policy not to accept commercial properties or unimproved land as collateral for first lien mortgage loans. Wells Fargo Bank will, however, accept mixed-use properties such as a property where more than 80% is used for residential purposes and the balance is used for commercial purposes.

     Wells Fargo Bank originates mortgage loans with loan-to-value ratios in excess of 80% either with or without the requirement to obtain primary mortgage insurance. In cases for which such primary mortgage insurance is obtained, the excess over 75% (or such lower percentage as Wells Fargo Bank may require at origination) will be covered by primary mortgage insurance (subject to certain standard policy exclusions for default arising from, among other things, fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the mortgagor or other persons involved in the origination thereof) from an approved primary mortgage insurance company until the unpaid principal balance of the Mortgage Loan is reduced to an amount that will result in a loan-to-value ratio less than or equal to 80%.

     Wells Fargo Bank's subprime mortgage loan programs include a full documentation program and a "stated income, stated asset" program. Under the full documentation program, loans to borrowers who are salaried employees generally must be supported by current employment information in the form of one current pay-stub with year-to-date information and W-2 tax forms for the last year (a complete verification of employment may be substituted for W-2 forms). As an alternative method of establishing income under the full documentation program, Wells Fargo Bank may review the deposit activity reflected in recent monthly bank statements of the applicant. Wells Fargo Bank may also perform a telephone verification of employment for salaried employees prior to funding. Under the full documentation program, borrowers who are self-employed generally must provide signed individual federal tax returns and, if applicable, signed year-to-date income statements and/or business federal tax returns. For borrowers who are 100% owners of a business and are classified in credit levels Y9 through Y4, monthly business bank statements may be provided in lieu of traditional employment/income documentation. In either case, evidence must be provided that the business has been in existence for at least one year. If the business has been in existence less than two years, evidence must be provided that the applicant had previously been in the same line of work for at least one year. Under the full documentation program, at certain loan-to-value ratio levels and under certain circumstances not all sources of funds for closing are verified as the borrower's.

     Under Wells Fargo Bank's "stated income, stated asset" program, the applicant's employment, income sources and assets must be stated on the initial signed application. The applicant's income as stated must be reasonable for the applicant's occupation as determined in the discretion of the loan underwriter; however, such income is not independently verified. Similarly, the applicant's assets as stated must be reasonable for the applicant's occupation as determined in the discretion of the loan underwriter; however, such assets are not independently verified. Maximum loan-to-value ratios within each credit level are lower under the stated income, stated asset program than under the full documentation program.

     Wells Fargo Bank's underwriting of every mortgage loan submitted consists of not only a credit review, but also a separate appraisal conducted by (i) a third-party appraiser, (ii) an appraiser approved by Valuation Information Technology, LLC (doing business as RELS Valuation) ("RELS"), an entity jointly owned by an affiliate of Wells Fargo Bank and an unaffiliated third party, or
(iii) RELS itself. Appraisals generally conform to current Fannie Mae and Freddie Mac secondary market requirements for residential property appraisals. All appraisals are subject to an internal appraisal review by the loan underwriter irrespective of the loan-to-value ratio, the mortgage loan amount or the identity of the appraiser. Certain loans require a third party review in the form of either a desk review or field review. At the discretion of Wells Fargo Bank, any mortgage loan is subject to further review in the form of a desk review, field review or additional full appraisal.

UNDERWRITING GUIDELINES

     The mortgage loans, other than the mortgage loans originated by Wells Fargo Bank, have been originated generally in accordance with the underwriting guidelines set forth below. On a case-by-case basis, the related originator may determine that, based upon compensating factors, a prospective mortgagor not qualifying under the underwriting guidelines warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low debt-to-income ratio, good credit history, stable employment, pride of ownership and time in residence at the applicant's current address. It is expected that a substantial portion of the mortgage loans in the mortgage pool that were originated by the various originators will represent these exceptions.

     The mortgage loans were underwritten pursuant to the underwriting standards of the various originators, generally in accordance with "non-conforming" underwriting standards, meaning that these mortgage loans are ineligible for purchase by Fannie Mae or Freddie Mac due to either credit characteristics of the related mortgagor or documentation standards in connection with the underwriting of the related mortgage loan that do not meet the Fannie Mae or Freddie Mac underwriting guidelines for "A" credit mortgagors. In addition, certain of these mortgage loans fail to conform to the underwriting standards or program guidelines under which they were intended to have been originated by the related originators. These mortgage loans may have had document deficiencies, or may have become delinquent, or the related borrower may have a record of credit write-offs, outstanding judgments, prior bankruptcies and other credit items that do not satisfy the applicable underwriting guidelines.

     Some of these mortgage loans bear higher rates of interest than mortgage loans that are originated in accordance with Fannie Mae and Freddie Mac standards, which is likely to result in rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner.

     The underwriting guidelines are primarily intended to assess a borrower's ability to repay the related mortgage loan, to assess the value of the related mortgaged property and to evaluate the adequacy of a mortgaged property as collateral for the related mortgage loan. While an originator's primary consideration in underwriting a mortgage loan is the value of the related mortgaged property, the originator also considers, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio as well as the type and use of the related mortgaged property.

     An applicant customarily completes an application that includes information with respect to the applicant's liabilities, income, credit history, employment history and personal information. The underwriting guidelines typically require a credit report on each applicant from a credit reporting company. The report typically contains information relating to matters such as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcies, repossessions or judgments.

     Mortgaged properties that are to secure mortgage loans generally are appraised by qualified independent appraisers. These appraisals are required to conform to the Uniform Standard of Professional Appraisal Practice adopted by the Appraisal Standards Board of the Appraisal Foundation and are generally on forms acceptable to Fannie Mae and Freddie Mac.

     These mortgage loans at origination generally conformed to full/alternative documentation, stated income documentation and no income documentation residential loan programs. Under each of the programs, the related originator reviews an applicant's source of income, calculates the amount of income from sources indicated on the related loan application or similar documentation, reviews the credit history of the applicant, calculates the applicant's debt-service-to-income ratio, if required, to determine the applicant's ability to repay the related loan, and reviews the appraisal of the related mortgage property.

     In evaluating the credit quality of a borrower, certain originators utilize credit bureau risk scores. Generally, each credit report provides a credit score for the related borrower. Credit scores generally range from 350 to 840 and are available from three major credit bureaus: Experian (formerly TRW Information Systems and Services), Equifax and Trans Union. Credit scores are empirically derived from historical credit bureau data and represent a numerical weighing of a borrower's credit characteristics over a two-year period. A credit score is generated through the statistical analysis of a number of credit-related characteristics or variables. Common characteristics include an applicant's number of credit lines (trade lines), payment history, past delinquencies, severity of delinquencies, current levels of indebtedness, types of credit and length of credit history.

                             STATIC POOL INFORMATION

     The depositor will provide static pool information, material to this offering, with respect to the experience of the sponsor in securitizing asset
pools            of            the            same            type            at
http://www.bearstearns.com/transactions/bsabs_i/bsabs2006-sd4.

     Information provided through the internet address above will not be deemed to be a part of this free writing prospectus or the registration statement for the securities offered hereby if it relates to any prior securities pool or vintage formed before January 1, 2006, or with respect to the mortgage pool (if applicable) for any period before January 1, 2006.

                               THE ISSUING ENTITY

     Bear Stearns Asset Backed Securities Trust 2006-SD4 is a common law trust formed under the laws of the State of New York pursuant to the pooling and servicing agreement. The pooling and servicing agreement constitutes the "governing instrument" under the laws of the State of New York. After its formation, Bear Stearns Asset Backed Securities Trust 2006-SD4 will not engage in any activity other than (i) acquiring and holding the mortgage loans and the other assets of the trust and proceeds therefrom, (ii) issuing the certificates,
(iii) making payments on the certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The foregoing restrictions are contained in the pooling and servicing agreement. These restrictions cannot be amended without the consent of holders of certificates evidencing more than 50% of the voting rights. For a description of other provisions relating to amending the pooling and servicing agreement, please see "The Agreements -- Amendment of Agreement" in the prospectus.

     The assets of Bear Stearns Asset Backed Securities Trust 2006-SD4 will consist of the mortgage loans and certain related assets.

     Bear Stearns Asset Backed Securities Trust 2006-SD4's fiscal year end is December 31.

                                  THE DEPOSITOR

     The depositor, Bear Stearns Asset Backed Securities I LLC, was formed in the state of Delaware in January 2004, and is a wholly-owned subsidiary of The Bear Stearns Companies Inc. The depositor was organized for the sole purpose of serving as a private secondary mortgage market conduit. The depositor does not have, nor is it expected in the future to have, any significant assets.

     The depositor has been serving as a private secondary mortgage market conduit for residential mortgage loans since 2004. As of March 31, 2006, the depositor has been involved in the issuance of securities backed by residential mortgage loans in excess of $61,960,758,571. In conjunction with the sponsor's acquisition of mortgage loans, the depositor will execute a mortgage loan purchase agreement through which the loans will be transferred to itself. These loans are subsequently deposited in a common law or statutory trust, described in this free writing prospectus, which will then issue the certificates.

     After issuance and registration of the securities contemplated in this free writing prospectus and any supplement hereto, the depositor will have only limited duties and responsibilities with respect to the pool assets or the securities.

     The depositor's principal executive offices are located at 383 Madison Avenue, New York, New York 10179. Its telephone number is (212) 272-2000.

                                   THE SPONSOR

     The sponsor, EMC Mortgage Corporation, was incorporated in the State of Delaware on September 26, 1990, as a wholly owned subsidiary corporation of The Bear Stearns Companies Inc., and is an affiliate of the depositor and the underwriter. The sponsor was established as a mortgage banking company to facilitate the purchase and servicing of whole loan portfolios containing various levels of quality from "investment quality" to varying degrees of "non-investment quality" up to and including real estate owned assets ("REO"). The sponsor commenced operation in Texas on October 9, 1990.

     The sponsor maintains its principal office at 2780 Lake Vista Drive, Lewisville, TX 75067. Its telephone number is (214) 626-3800.

     Since its inception in 1990, the sponsor has purchased over $100 billion in residential whole loans and servicing rights, which include the purchase of newly originated alternative A, jumbo (prime) and sub-prime loans. Loans are purchased on a bulk and flow basis. The sponsor is one of the United States' largest purchasers of scratch and dent, sub-performing and non-performing residential mortgages and REO from various institutions, including banks, mortgage companies, thrifts and the U.S. government. Loans are generally purchased with the ultimate strategy of securitization into an array of Bear Stearns' securitizations based upon product type and credit parameters, including those where the loan has become re-performing or cash-flowing.

     Performing loans include first lien fixed rate and ARMs, as well as closed end fixed rate second liens and lines of credit ("HELOCs"). Performing loans acquired by the sponsor are subject to varying levels of due diligence prior to purchase. Portfolios may be reviewed for credit, data integrity, appraisal valuation, documentation, as well as compliance with certain laws. Performing loans purchased will have been originated pursuant to the sponsor's underwriting guidelines or the originator's underwriting guidelines that are acceptable to the sponsor.

     Subsequent to purchase by the sponsor, performing loans are pooled together by product type and credit parameters and structured into RMBS, with the assistance of Bear Stearns' Financial Analytics and Structured Transactions group, for distribution into the primary market.

     The sponsor has been securitizing residential mortgage loans since 1999. The following table describes size, composition and growth of the sponsor's total portfolio of assets it has securitized as of the dates indicated.

                                     December 31, 2003              December 31, 2004
                                            Total Portfolio                 Total Portfolio of
      Loan Type                  Number        of Loans          Number            Loans
Alt-A ARM                      12,268     $ 3,779,319,393.84      44,821     $11,002,497,283.49
Alt-A Fixed                    15,907     $ 3,638,653,583.24      15,344     $ 4,005,790,504.28
HELOC                               -     $           -               -      $            -
Prime ARM                      16,279     $ 7,179,048,567.39      30,311     $11,852,710,960.78
Prime Fixed                     2,388     $ 1,087,197,396.83       1,035     $   509,991,605.86
Prime Short Duration ARM        7,089     $ 2,054,140,083.91      23,326     $ 7,033,626,375.35
Reperforming                    2,800     $   247,101,330.36       2,802     $   311,862,677.46
Seconds                             -     $           -           14,842     $   659,832,093.32
SubPrime                       29,303     $ 2,898,565,285.44      98,426     $13,051,338,552.19
Totals                         86,034     $20,884,025,641.01     230,907     $48,427,650,052.73



                                     December 31, 2005              June 30, 2006
                                           Total Portfolio                     Total Portfolio
      Loan Type                  Number       of Loans            Number            of Loans
Alt-A ARM                      73,638     $19,087,119,981.75      45,516     $12,690,441,830.33
Alt-A Fixed                    17,294     $ 3,781,150,218.13       9,735     $ 2,365,141,449.49
HELOC                           9,309     $   509,391,438.93       4,360     $   310,097,521.60
Prime ARM                      27,384     $13,280,407,388.92       4,203     $ 2,168,057,808.87
Prime Fixed                     3,526     $ 1,307,685,538.44       1,803     $   484,927,212.35
Prime Short Duration ARM       38,819     $14,096,175,420.37      39,946     $15,102,521,877.81
Reperforming                    2,877     $   271,051,465.95       1,084     $   115,127,847.83
Seconds                       114,899     $ 5,609,656,263.12      68,788     $ 3,755,330,847.76
SubPrime                      101,156     $16,546,152,274.44      34,396     $ 6,069,878,975.92
Totals                        388,902     $74,488,789,990.05     209,831     $43,061,525,370.96


     With respect to some of the securitizations organized by the sponsor, a "step-down" trigger has occurred with respect to the loss and delinquency experience of the mortgage loans included in those securitizations, resulting in a sequential payment of principal to the related offered certificates, from the certificate with the highest credit rating to the one with the lowest rating. In addition, with respect to one securitization organized by the sponsor, a servicing trigger required by the related financial guaranty insurer has occurred; however, the insurer has granted extensions enabling the normal servicing activities to continue.

     The sponsor has received a civil investigative demand (CID), from the Federal Trade Commission (FTC), seeking documents and data relating to the sponsor's business and servicing practices. The CID was issued pursuant to a December 8, 2005 resolution of the FTC authorizing non-public investigations of various unnamed subprime lenders, loan servicers and loan brokers to determine whether there have been violations of certain consumer protections laws. The sponsor is cooperating with the FTC's inquiry.

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

     Wells Fargo Bank, National Association, referred to in this free writing prospectus as Wells Fargo Bank, will act as the master servicer of the mortgage loans and as securities administrator pursuant to the pooling and servicing agreement and as the custodian pursuant to the custodial agreement.

     Primary servicing of the mortgage loans will be provided by the sponsor, Wells Fargo Bank, N.A. and one or more other primary servicers, each in accordance with their respective servicing agreements which are collectively referred to herein as the servicing agreements. Each of the servicing agreements will require, among other things, that each servicer accurately and fully report its borrower credit files to credit repositories in a timely manner. Each of the servicing agreements will be assigned to the trust pursuant to an assignment, assumption and recognition agreement among the related servicer, the sponsor and the trustee on behalf of the certificateholders; provided, however, that the sponsor will retain the right to enforce the representations and warranties made to it by each servicer with respect to the related mortgage loans. The servicers will be responsible for the servicing of the mortgage loans pursuant to the related servicing agreement, and the master servicer will be required to monitor their performance. In the event of a default by a servicer under the related servicing agreement, the master servicer (or the sponsor, if the defaulting servicer is Wells Fargo Bank) will be required to enforce any remedies against the related servicer and shall either find a successor servicer or shall assume the primary servicing obligations for the related mortgage loans itself.

THE MASTER SERVICER, SECURITIES ADMINISTRATOR AND THE SERVICERS

     The master servicer will be responsible for master servicing the mortgage loans. Wells Fargo Bank will also serve as initial securities administrator. The responsibilities of Wells Fargo Bank, as master servicer and securities administrator, include:

     o    receiving funds from servicers,

     o    reconciling servicing activity with respect to the mortgage loans,

     o    calculating remittance amounts to certificateholders,

     o    making distributions to certificateholders,

     o    investor and tax reporting,

     o    oversight of all servicing activity,

     o providing certain notices and other responsibilities as detailed in the pooling and servicing agreement.

     The master servicer may, from time to time, outsource certain of its master servicing functions, although any such outsourcing will not relieve the master servicer of any of its responsibilities or liabilities under the pooling and servicing agreement.

     For a general description of the master servicer and its activities, see "-- The Master Servicer" below. For a general description of material terms relating to the master servicer's removal or replacement, see "Description of the Certificates--Rights Upon Event of Default" in the prospectus.

     Servicer Responsibilities

     Servicers are generally responsible for the following duties:

     o    communicating with borrowers;

     o    sending monthly remittance statements to borrowers;

     o    collecting payments from borrowers;

     o    recommending  a  loss  mitigation  strategy  for  borrowers  who  have
          defaulted  on  their  loans  (i.e.   repayment   plan,   modification,
          foreclosure, etc.);

     o accurate and timely accounting, reporting and remittance of the principal and interest portions of monthly installment payments to the Distribution Account, together with any other sums paid by borrowers that are required to be remitted;

     o accurate and timely accounting and administration of escrow and impound accounts, if applicable;

     o accurate and timely reporting of negative amortization amounts, if any;

     o    paying escrows for borrowers, if applicable;

     o    calculating and reporting payoffs and liquidations;

     o    maintaining an individual file for each loan; and

     o maintaining primary mortgage insurance commitments or certificates if required, and filing any primary mortgage insurance claims.

     The information set forth in the following paragraph with respect to the master servicer has been provided by the master servicer.

THE MASTER SERVICER

     Wells Fargo Bank is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, 23 million customers and 153,000+ employees as of December 31, 2005, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor, the sponsor and the servicers may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations), and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     Wells Fargo Bank serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

     Wells Fargo Bank acts as master servicer pursuant to the pooling and servicing agreement. The master servicer is responsible for the aggregation of monthly servicer reports and remittances and for the oversight of the performance of the servicers under the terms of their respective servicing agreements. In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to servicer loan-level reports and reconciles any discrepancies with the servicers. The master servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain servicer events of default under the terms of any servicing agreement, the master servicer may be required to enforce certain remedies on behalf of the trust against such defaulting servicer. Wells Fargo Bank has been engaged in the business of master servicing since June 30, 1995. As of June 30, 2006, Wells Fargo Bank was acting as master servicer for approximately 1,253 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $651,189,990,090.

     Wells Fargo Bank serves or has served within the past two years as warehouse master servicer for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the Trust. The terms of the warehouse master servicing agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry.

     The information set forth in the following paragraphs with respect to each servicer has been provided by each such servicer, respectively.

THE SERVICERS

     The following table shows the percentage of the mortgage loans which are or will be serviced as of the closing date by each of the sponsor and Wells Fargo Bank, N.A., for each sub-loan group and in the aggregate. The remainder of the mortgage loans will be serviced by one or more servicers, none of which will service more than 10% of the mortgage loans in the mortgage pool or in any loan group or sub-loan group.

                            Sub-Loan   Sub-Loan    Sub-Loan     Total
Name of Servicer            Group 1     Group 2    Group 3

EMC                          12.14%     10.31%     100.00%     30.75%
Wells Fargo Bank, N.A.       87.86%     89.50%      0.00%      69.20%

     The information set forth in the following paragraphs with respect to EMC and Wells Fargo Bank, N.A., has been provided by EMC and Wells Fargo Bank, N.A., respectively.

EMC MORTGAGE CORPORATION

     EMC Mortgage Corporation ("EMC") will act as servicer under the pooling and servicing agreement for the percentage of mortgage loans set forth in the table above. For a further description of EMC, see "The Sponsor" in this free writing prospectus.

     The principal business of EMC since inception has been specializing in the acquisition, securitization, servicing and disposition of mortgage loans. EMC's portfolio consists primarily of two categories: (1) "performing loans," or performing investment-quality loans serviced for the sponsor's own account or the account of Fannie Mae, Freddie Mac, private mortgage conduits and various institutional investors; and (2) "non-performing loans," or non-investment quality, sub-performing loans, non-performing loans and REO properties serviced for EMC's own account and for the account of investors in securitized performing and non-performing collateral transactions.

     EMC will service the mortgage loans in accordance with the description of the applicable servicing procedures contained in this section in the free writing prospectus.

     EMC has been servicing residential mortgage loans since 1990. From year end 2004 to September 30, 2006 the loan count of EMC's servicing portfolio grew by approximately 91.4% and the unpaid principal balance of EMC's servicing portfolio grew by approximately 140%.

     As of September 30, 2006, EMC was acting as servicer for approximately 259 series of residential mortgage-backed securities and other mortgage loans with an outstanding principal balance of approximately $66.8 billion.

     The following table describes size, composition and growth of EMC's total residential mortgage loan servicing portfolio as of the dates indicated.


                             As of December 31, 2003                                   As of December 31, 2004
--------------------------------------------------------------------------------------------------------------------------------

                                             Percent by  Percent by                                   Percent by      Percent by
                No. of                         No. of     Dollar      No. of                            No. of         Dollar
Loan Type       Loans        Dollar Amount     Loans      Amount      Loans       Dollar Amount         Loans          Amount
--------------------------------------------------------------------------------------------------------------------------------
Alta-A Arm.      2,439    $   653,967,868.93    1.40%      4.75%      19,498     $ 4,427,820,707.76      7.96%        15.94%
Alta-A Fixed    19,396    $ 3,651,416,056.79   11.14%     26.51%      25,539     $ 4,578,725,473.28     10.43%        16.48%
Prime Arm..      7,978    $   868,798,347.46    4.58%      6.31%       8,311     $ 1,045,610,015.30      3.39%         3.76%
Prime Fixed     16,377    $ 1,601,411,491.35    9.40%     11.63%      14,560     $ 1,573,271,574.42      5.95%         5.66%
Seconds....     25,290    $   690,059,168.80   14.52%      5.01%      39,486     $ 1,381,961,155.08     16.13%         4.98%
Subprime...     76,166    $ 5,058,932,125.93   43.73%     36.73%     114,436     $13,706,363,249.78     46.74%        49.34%
Other......     26,523    $ 1,249,014,372.71   15.23%      9.07%      23,010     $ 1,063,682,459.11      9.40%         3.83%
               ------------------------------------------------------------------------------------------------------------------
Total......    174,169    $13,773,599,431.97  100.00%    100.00%     244,840     $27,777,434,634.73    100.00%       100.00%



                             As of December 31, 2003                                   As of December 31, 2004
--------------------------------------------------------------------------------------------------------------------------------

                                             Percent by  Percent by                                   Percent by      Percent by
                No. of                         No. of     Dollar      No. of                            No. of         Dollar
Loan Type       Loans        Dollar Amount     Loans      Amount      Loans       Dollar Amount         Loans          Amount
--------------------------------------------------------------------------------------------------------------------------------
Alta-A Arm.     57,510    $13,625,934,321.62   12.69%     23.00%      49,349     $12,808,629,726         10.53%        19.18%
Alta-A Fixed    17,680    $ 3,569,563,859.33    3.90%      6.03%      29,790     $ 5,963,962,332          6.36%         8.93%
Prime Arm..      7,428    $ 1,010,068,678.92    1.64%      1.71%       6,580     $   892,567,395          1.40%         1.34%
Prime Fixed     15,975    $ 2,140,487,565.90    3.52%      3.61%      15,228     $ 2,175,294,849          3.25%         3.26%
Seconds....    155,510    $ 7,164,515,426.23    4.31%     12.10%     163,821     $ 7,935,367,230         34.96%        11.88%
Subprime...    142,890    $20,373,550,690.52   31.53%     34.40%     130,821     $18,898,856,705         27.91%        28.30%
Other......     56,216    $11,347,144,055.57   12.40%     19.16%      73,059     $18,107,974,659         15.59%        27.11%
               ------------------------------------------------------------------------------------------------------------------
Total......    453,209   $59,231,264,598.06   100.00%    100.00%     468,648     $66,782,652,895        100.00%       100.00%

     There have been no appreciable changes to EMC's servicing procedures outside of the normal changes warranted by regulatory and product type changes in the portfolio.

WELLS FARGO BANK

     Servicing Experience

     Wells Fargo Bank is an indirect, wholly-owned subsidiary of Wells Fargo & Company. Wells Fargo Bank is a national banking association and is engaged in a wide range of activities typical of a national bank. Wells Fargo Bank, including its predecessors, has many years of experience in servicing residential mortgage loans, commercial mortgage loans, auto loans, home equity loans, credit card receivables and student loans. Wells Fargo Bank, including its predecessors, has been servicing residential mortgage loans since 1974. These servicing activities, which include collections, loss mitigation, default reporting, bankruptcy, foreclosure and REO Property management, are handled at various Wells Fargo Bank locations including Frederick, Maryland, Fort Mill, South Carolina and other mortgage loan servicing centers. As of the date hereof, Wells Fargo Bank has not failed to make any required advance with respect to any issuance of residential mortgage backed securities.

     Wells Fargo Bank's servicing portfolio of residential mortgage loans (which includes First Lien Non-Conforming, Non-Subprime Loans; First Lien Subprime Loans; and Second Lien Loans as well as other types of residential mortgage loans serviced by Wells Fargo Bank) has grown from approximately $450 billion as of the end of 2000 to approximately $1.005 trillion as of the end of 2005. The table below sets forth for each of the periods indicated the number and aggregate original principal balance of mortgage loans serviced by Wells Fargo Bank (other than any mortgage loans serviced for Fannie Mae, Freddie Mac and Federal Home Loan Banks; mortgage loans insured or guaranteed by the Government National Mortgage Association, Federal Housing Administration or Department of Veterans Affairs; or mortgage loans with respect to which Wells Fargo Bank has acquired the servicing rights, acts as subservicer, or acts as special servicer) for First Lien Non-Conforming, Non-Subprime Loans; First Lien Subprime Loans; and Second Lien Loans:

                                 As of                      As of                         As of
                           December 31, 2003          December 31, 2004             December 31, 2005

                                    Aggregate                   Aggregate                      Aggregate
                                     Unpaid                      Unpaid                         Unpaid
                                    Principal                   Principal                      Principal
                                   Balance of                  Balance of                     Balance of
Asset                  No. of         Loans       No. of          Loans       No. of             Loans
Type                    Loans                       Loans                     Loans
First Lien
Non-Conforming,
Non-Subprime Loans      472,694  $141,120,796,584   553,262  $171,086,652,776      635,091  $218,067,611,101

First Lien Subprime
Loans                    91,491  $12,527,230,580    136,814  $19,729,933,615       174,704  $26,301,059,617

Second Lien Loans         *             *             *             *              *               *

     _____________________
     * Wells Fargo Bank does not have a material servicing portfolio of Second Lien Loans for the periods indicated.

         Servicing Procedures

     Shortly after the funding of a loan, various types of loan information are loaded into Wells Fargo Bank's automated loan servicing system. Wells Fargo Bank then makes reasonable efforts to collect all payments called for under the Mortgage Loan documents and will, consistent with the applicable servicing agreement and any pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Mortgage Loans. Wells Fargo Bank may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Mortgage Loan and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a pool insurance policy, primary mortgage insurance policy, bankruptcy bond or alternative arrangements, if applicable, waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any borrower, subject to the limitations set forth in the applicable servicing agreement.

     Wells Fargo Bank's collections policy is designed to identify payment problems sufficiently early to permit Wells Fargo Bank to address such delinquency problems and, when necessary, to act to preserve equity in a pre-foreclosure Mortgaged Property. Borrowers are billed on a monthly basis in advance of the due date. If a borrower attempts to use Wells Fargo Bank's Voice Response Unit ("VRU") to obtain loan information on or after a date on which a late charge is due, the VRU automatically transfers the call to the collection area. Collection procedures commence upon identification of a past due account by Wells Fargo Bank's automated servicing system. If timely payment is not received, Wells Fargo Bank's automated loan servicing system automatically places the Mortgage Loan in the assigned collection queue and collection procedures are generally initiated on the 16th day of delinquency, or in the case of subprime loans, on the 5th day of delinquency. The account remains in the queue unless and until a payment is received, at which point Wells Fargo Bank's automated loan servicing system automatically removes the Mortgage Loan from that collection queue.

     When a Mortgage Loan appears in a collection queue, a collector will telephone to remind the borrower that a payment is due. Follow-up telephone contacts with the borrower are attempted until the account is current or other payment arrangements have been made. When contact is made with a delinquent borrower, collectors present such borrower with alternative payment methods, such as Western Union, Phone Pay and Quick Collect, in order to expedite payments. Standard form letters are utilized when attempts to reach the borrower by telephone fail and/or in some circumstances, to supplement the phone contacts. Company collectors have computer access to telephone numbers, payment histories, loan information and all past collection notes. Wells Fargo Bank supplements the collectors' efforts with advanced technology such as predictive dialers and statistical behavioral software used to determine the optimal times to call a particular customer. Additionally, collectors may attempt to mitigate losses through the use of behavioral or other models that are designed to assist in identifying workout options in the early stages of delinquency. For those loans in which collection efforts have been exhausted without success, Wells Fargo Bank determines whether foreclosure proceedings are appropriate. The course of action elected with respect to a delinquent Mortgage Loan generally will be guided by a number of factors, including the related borrower's payment history, ability and willingness to pay, the condition and occupancy of the Mortgaged Property, the amount of borrower equity in the Mortgaged Property and whether there are any junior liens.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of a borrower in default vary greatly from state to state. As such, all foreclosures are assigned to outside counsel, licensed to practice in the same state as the Mortgaged Property. Bankruptcies filed by borrowers are similarly assigned to appropriate local counsel. Communication with foreclosure and bankruptcy attorneys is maintained through the use of a software program, thus reducing the need for phone calls and faxes and simultaneously creating a permanent record of communication. Attorney timeline performance is managed using quarterly report cards. The status of foreclosures and bankruptcies is monitored by Wells Fargo Bank through its use of such software system. Bankruptcy filing and release information is received electronically from a third-party notification vendor.

     Prior to a foreclosure sale, Wells Fargo Bank performs a market value analysis. This analysis includes: (i) a current valuation of the Mortgaged Property obtained through a drive-by appraisal or broker's price opinion conducted by an independent appraiser and/or a broker from a network of real estate brokers, complete with a description of the condition of the Mortgaged Property, as well as other information such as recent price lists of comparable properties, recent closed comparables, estimated marketing time and required or suggested repairs, and an estimate of the sales price; (ii) an evaluation of the amount owed, if any, for real estate taxes; and
(iii) estimated carrying costs, brokers' fees, repair costs and other related costs associated with real estate owned properties. Wells Fargo Bank bases the amount it will bid at foreclosure sales on this analysis. In the case of second lien loans, Wells Fargo Bank performs a net present value analysis to determine whether to refer the second lien loan to foreclosure or to charge it off.

     If Wells Fargo Bank acquires title to a property at a foreclosure sale or otherwise, it obtains an estimate of the sale price of the property and then hires one or more real estate brokers to begin marketing the property. If the Mortgaged Property is not vacant when acquired, local eviction attorneys are hired to commence eviction proceedings and/or negotiations are held with occupants in an attempt to get them to vacate without incurring the additional time and cost of eviction. Repairs are performed if it is determined that they will increase the net liquidation proceeds, taking into consideration the cost of repairs, the carrying costs during the repair period and the marketability of the property both before and after the repairs.

     Wells Fargo Bank's loan servicing software also tracks and maintains tax and homeowners' insurance information and tax and insurance escrow information. Expiration reports are generated periodically listing all policies scheduled to expire. When policies lapse, a letter is automatically generated and issued advising the borrower of such lapse and notifying the borrower that Wells Fargo Bank will obtain lender-placed insurance at the borrower's expense.

COLLECTION AND OTHER SERVICING PROCEDURES

     The applicable servicers will use reasonable efforts to ensure that all payments required under the terms and provisions of the mortgage loans are collected, and will follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account, to the extent such procedures will be consistent with the servicing agreements.

     If a mortgaged property has been or is about to be conveyed by the mortgagor and the applicable servicer has knowledge thereof, the servicer will accelerate the maturity of the mortgage loan, to the extent permitted by the terms of the related mortgage note and applicable law. If it reasonably believes that the due-on-sale clause cannot be enforced under applicable law, or would otherwise potentially impair any recovery under a primary mortgage insurance policy, if applicable, the applicable servicer, in some cases with the prior consent of the trustee (not to be unreasonably withheld) may enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note and the mortgagor, to the extent permitted by applicable law, remains liable thereon. The servicers will retain any fee collected for entering into assumption agreements, as additional servicing compensation. In regard to circumstances in which the servicers may be unable to enforce due-on-sale clauses, we refer you to "Material Legal Aspects of the Loans -- Due-on-Sale Clauses in Mortgage Loans" in the prospectus. In connection with any such assumption, the interest rate borne by the related mortgage note may not be changed.

     The servicers will establish and maintain, in addition to the protected accounts described below under "--Protected Accounts," one or more servicing accounts in a depository institution the deposits of which are insured by the FDIC to the maximum extent permitted by law. The servicers will deposit and retain therein all collections from the mortgagors for the payment of taxes, assessments, insurance premiums, or comparable items as agent of the mortgagors as provided in the servicing agreements. Each servicing account and the investment of deposits therein shall comply with the requirements of the servicing agreements and shall meet the requirements of the rating agencies. Withdrawals of amounts from the servicing accounts may be made only to effect timely payment of taxes, assessments, insurance premiums, or comparable items, to reimburse the servicer or the master servicer for any advances made with respect to such items, to refund to any mortgagors any sums as may be determined to be overages, to pay interest, if required, to mortgagors on balances in the servicing accounts, to pay earnings not required to be paid to mortgagors to the servicers, or to clear and terminate the servicing accounts at or at any time after the termination of the servicing agreements.

     The servicers will maintain errors and omissions insurance and fidelity bonds in certain specified amounts to the extent required under the related servicing agreements.

HAZARD INSURANCE

     The servicers will maintain and keep, or cause to be maintained and kept, with respect to each mortgage loan, in full force and effect for each mortgaged property a hazard insurance policy with extended coverage customary in the area where the mortgaged property is located in an amount equal to the amounts required in the servicing agreement, or in general equal to at least the lesser of the outstanding principal balance of the mortgage loan or the maximum insurable value of the improvements securing such mortgage loan and containing a standard mortgagee clause; but no less than the amount necessary to prevent loss due to the application of any co-insurance provision of the related policy. Any amounts collected by the servicers under any such hazard insurance policy, other than amounts to be applied to the restoration or repair of the mortgaged property or amounts released to the mortgagor in accordance with normal servicing procedures, and other than amounts collected under any such policies that represent reimbursement of the applicable servicer's costs and expenses incurred in connection with presenting claims under the insurance policies relating to such mortgaged property, shall be deposited in a protected account. Any cost incurred in maintaining any such hazard insurance policy shall not be added to the amount owing under the mortgage loan for the purpose of calculating monthly distributions to certificateholders, notwithstanding that the terms of the mortgage loan so permit. Such costs shall be recoverable by the related servicer out of related late payments by the mortgagor or out of insurance proceeds or liquidation proceeds or any other amounts in the related protected account. The right of the servicer to reimbursement for such costs incurred will be prior to the right of the certificateholders to receive any related insurance proceeds or liquidation proceeds or any other amounts in the related protected account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state law. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism and malicious mischief. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

     Hazard insurance policies covering properties similar to the mortgaged properties typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage generally at least 80% of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause provides that the insurer's liability in the event of partial loss does not exceed the greater of (i) the replacement cost of the improvements less physical depreciation, or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

     Since the amount of hazard insurance to be maintained on the improvements securing the mortgage loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, in the event of partial loss, hazard insurance proceeds may be insufficient to restore fully the damaged property.

     Where the property securing a mortgage loan is located at the time of origination in a federally designated flood area, the servicers will cause with respect to such mortgage loan flood insurance to the extent available and in accordance with industry practices to be maintained. Such flood insurance will generally be in an amount equal to the least of (i) the outstanding principal balance of the related mortgage loan (together with, in the case of a mortgage loan that is not a first priority lien, the outstanding principal balance of all related liens that are prior to that applicable lien of such mortgage loan),
(ii) either (a) the minimum amount required under the terms of coverage to compensate for any damage or loss on a replacement cost basis, or (b) the maximum insurable value of the improvements securing such mortgage loan, and
(iii) the maximum amount of such insurance available for the related mortgaged property under either the regular or emergency programs of the National Flood Insurance Program, assuming that the area in which such mortgaged property is located is participating in such program.

     The servicers, on behalf of the trustee and certificateholders, will present claims to the insurer under any applicable hazard insurance policy. As set forth above, all collections under such policies that are not applied to the restoration or repair of the related mortgaged property, or that are not released to the related mortgagor in accordance with normal servicing procedures or that do not represent reimbursement of the applicable servicer's costs and expenses incurred in connection with presenting claims under the insurance policies relating to such mortgaged property, are to be deposited in a protected account. The servicers are required to deposit in a protected account the amount of any deductible under a blanket hazard insurance policy, if applicable.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The servicers will take such action either as such servicer deems to be in the best interest of the trust, or as is consistent with accepted servicing practices or in accordance with established practices for other mortgage loans serviced by such servicer, as applicable with respect to defaulted mortgage loans and foreclose upon or otherwise comparably convert the ownership of properties securing defaulted mortgage loans as to which no satisfactory collection arrangements can be made. To the extent set forth in the servicing agreements, the servicers will service the property acquired by the trust through foreclosure or deed-in-lieu of foreclosure in accordance with procedures that the servicer employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions or Fannie Mae guidelines. The related servicer generally will not be required to expend its own moneys with respect to the restoration or to make servicing advances with respect to such mortgaged properties unless the servicer has determined that (i) such amounts would be recovered, and (ii) it believes such restoration will increase proceeds to the trust following the mortgaged property's eventual liquidation.

     Since insurance proceeds received in connection with a mortgage loan cannot exceed deficiency claims and certain expenses incurred by the servicers, no insurance payments will result in a recovery to certificateholders which exceeds the principal balance of the defaulted mortgage loan together with accrued interest thereon at its applicable net mortgage rate.

     MASTER  SERVICING  COMPENSATION,  SERVICING  COMPENSATION  AND  PAYMENT  OF
EXPENSES

     Wells Fargo Bank will be entitled to receive a monthly master servicing fee on each distribution date equal to 1/12th of 0.015% per annum of the aggregate principal balance of the mortgage loans as of the first day of the month immediately preceding such distribution date. Wells Fargo Bank will also be entitled to investment earnings on amounts in the Distribution Account as additional master servicing compensation. Additionally, the master servicer will be entitled to be reimbursed from the trust for its expenses, costs and liabilities incurred by or reimbursable to it pursuant to the pooling and servicing agreement. Each of the servicers will be entitled to receive a fee as compensation for its activities under the related servicing agreement equal to 1/12th of the applicable servicing fee rate multiplied by the stated principal balance of each mortgage loan serviced by such servicer as of the due date in the month preceding the month in which such distribution date occurs. The servicing fee rate for each mortgage loan will be set forth on the schedule to the pooling and servicing agreement and will range from 0.250% to 0.500% per annum and the weighted average net servicing fee, by stated principal balance as of the cut-off date is approximately 0.327% per annum. Interest shortfalls on the mortgage loans resulting from prepayments in any calendar month will be offset by the related servicer, or the master servicer in the event of a servicer default, on the distribution date in the following calendar month to the extent of compensating interest payments as described herein.

     In addition to the primary compensation described above, the applicable servicer will retain all prepayment charges (other than those prepayment charges payable to the Class P Certificates) and penalties, if any, and any other ancillary servicing fees, including assumption fees, tax service fees, fees for statements of account payoff and late payment charges, all to the extent collected from mortgagors.

     The  applicable   servicer  will  pay  all  related  expenses  incurred  in
connection with its servicing responsibilities, subject to limited reimbursement as described herein.

PROTECTED ACCOUNTS

     The servicers will establish and maintain one or more custodial accounts (referred to herein as protected accounts) into which they will deposit daily or at such other time specified in the applicable servicing agreement all collections of principal and interest on any mortgage loans, including principal prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries, the repurchase price for any mortgage loans repurchased, and advances made from the servicer's own funds, less the applicable servicing fee. Each servicer will distribute these amounts to the master servicer on the applicable remittance date specified in its servicing agreement. All protected accounts and amounts at any time credited thereto shall comply with the requirements of the servicing agreements and shall meet the requirements of the rating agencies.

DISTRIBUTION ACCOUNT

     The securities administrator, as paying agent, will establish and maintain in the name of the paying agent, for the benefit of the certificateholders, an account (the "Distribution Account"), into which it will deposit the following amounts received from the servicers, as well as any advances made from the master servicer's own funds, less its expenses, as provided in the pooling and servicing agreement:

     (i) any amounts withdrawn from a protected account or other permitted account;

     (ii) any monthly advance and compensating interest payments from a servicer or, to the extent provided in the pooling and servicing agreement, from EMC or the master servicer;

     (iii) any Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries received by the master servicer which were not deposited in a protected account or other permitted account;

     (iv) the repurchase price with respect to any mortgage loans repurchased;

     (v) any amounts required to be deposited with respect to losses on permitted investments; and

     (vi) any other amounts received by the master servicer or the securities administrator and required to be deposited in the Distribution Account pursuant to the pooling and servicing agreement.

     All amounts deposited to the Distribution Account shall be held in the name of the paying agent in trust for the benefit of the certificateholders in accordance with the terms and provisions of the pooling and servicing agreement. The amount at any time credited to the Distribution Account will generally be fully insured by the FDIC to the maximum coverage provided thereby or invested in the name of the paying agent in permitted investments specified in the pooling and servicing agreement or deposited in demand deposits with such depository institutions, on written instructions from the master servicer. The paying agent will have sole discretion to determine the particular investments made so long as it complies with the investment terms under the pooling and servicing agreement.

     Any one or more of the following obligations or securities held in the name of the paying agent for the benefit of the certificateholders will be considered a permitted investment:

     (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

     (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each rating agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

     (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each rating agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing;

     (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities (including the trustee, the master servicer and the securities administrator in their commercial banking capacity), provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of each such rating agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced in writing;

     (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced in writing;

     (vi) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

     (vii)   securities   (other  than  stripped  bonds,   stripped  coupons  or
instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest short term ratings of each rating agency (except if the rating agency is Moody's, such rating will be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by each rating agency, as evidenced by a signed writing delivered by each rating agency;

     (viii) interests in any money market fund (including any such fund managed or advised by the trustee, the master servicer, the securities administrator or any affiliate thereof) which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable short term rating by each rating agency, rating such fund, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each such rating agency, as evidenced in writing;

     (ix) short term investment funds sponsored by any trust company or banking association incorporated under the laws of the United States or any state thereof (including any such fund managed or advised by the trustee, the master servicer or the securities administrator or any affiliate thereof) which on the date of acquisition has been rated by each rating agency in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the certificates by each rating agency, as evidenced in writing; and

     (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each rating agency and as will not result in the downgrading or withdrawal of the rating then assigned to the certificates by any rating agency, as evidenced by a signed writing delivered by each rating agency;

     On each  Distribution  Date,  the paying agent will withdraw funds from the
Distribution Account and make distributions to the certificateholders in accordance with the provisions set forth under "Description of the Certificates--Distributions" in this free writing prospectus. The master servicer will be entitled to any amounts earned on permitted investments in the Distribution Account. The trustee, the master servicer, the securities administrator, the paying agent and the custodian will also be entitled to be reimbursed from the trust for certain expenses, costs and liabilities incurred by and reimbursable to them pursuant to the pooling and servicing agreement, prior to the distribution of the available funds.

PREPAYMENT INTEREST SHORTFALLS AND COMPENSATING INTEREST

     When a borrower prepays all or a portion of a mortgage loan between due dates, the borrower pays interest on the amount prepaid only to the date of prepayment. Accordingly, an interest shortfall will result equal to the difference between the amount of interest collected and the amount of interest that would have been due absent such prepayment. We refer to this interest shortfall as a "Prepayment Interest Shortfall." In order to mitigate the effect of any such shortfall in interest distributions to holders of the offered certificates on any distribution date, generally, the amount of the servicing fee otherwise payable to the related servicer for such month shall, to the extent of such shortfall, be deposited by such servicer in its related protected account for remittance to the securities administrator. We refer to such deposited amounts as "Compensating Interest." Failure by any servicer to remit any required Compensating Interest by the date specified in the pooling and servicing agreement will obligate the master servicer to remit such amounts to the extent provided in the pooling and servicing agreement. Any such deposit by a servicer or the master servicer will be reflected in the distributions to holders of the offered certificates entitled thereto made on the distribution date on which the principal prepayment received would be distributed.

ADVANCES

     If the scheduled payment on a mortgage loan which was due on a related due date is delinquent other than as a result of application of the Relief Act or similar state laws, the applicable servicer will remit to the master servicer, within the number of days prior to the related distribution date set forth in the related servicing agreement, an amount equal to such delinquency (in the case of a negative amortization loan, only to the extent set forth in the related servicing agreement), net of the related servicing fee except to the extent the servicer determines any such advance to be nonrecoverable from Liquidation Proceeds, Insurance Proceeds or from future payments on the mortgage loan for which such advance was made. Subject to the foregoing, such advances will be made by the servicers until the liquidation of the related mortgage loan property. Failure by any servicer to remit any required advance by the date specified in the pooling and servicing agreement or the related servicing agreement will obligate the master servicer, in its capacity as successor servicer, (or any other successor to the servicer, or EMC, if the defaulting servicer is Wells Fargo Bank) to advance such amounts to the extent provided in the pooling and servicing agreement. Any failure of the master servicer to make such advances, and any failure by EMC as a servicer to make a required advance would constitute an event of default as discussed under "Description of the Certificates--Events of Default" in this free writing prospectus. If the master servicer fails to make an advance as required by the pooling and servicing agreement, then EMC, if it is the successor master servicer, will be obligated to make such advance. In the event that the master servicer is removed following the occurrence of an event of default, and, EMC does not become successor master servicer, the trustee, as successor master servicer, will be obligated to make such advance.

MODIFICATIONS

     The servicers will use reasonable efforts to ensure that all payments required under the terms and provisions of the mortgage loans are collected, and shall follow collection procedures comparable to the collection procedures of prudent mortgage lenders servicing mortgage loans for their own account, to the extent such procedures shall be consistent with the pooling and servicing agreement or the related servicing agreement, as applicable.

     In instances in which a loan is in default, or if default is reasonably foreseeable, and if determined by the related servicer to be in the best interests of the related securityholders, the related servicer may engage, either directly or through subservicers, in a wide variety of loss mitigation practices including waivers, modifications, payment forbearances, partial forgiveness, entering into repayment schedule arrangements, and capitalization of arrearages rather than proceeding with foreclosure or repossession, if applicable. In making that determination, the estimated Realized Loss that might result if the loan were liquidated would be taken into account. Modifications may have the effect of, among other things, reducing the loan rate, forgiving payments of principal, interest or other amounts owed under the mortgage loan or contract, such as taxes or insurance premiums, extending the final maturity date of the loan, capitalizing delinquent interest and other amounts owed under the mortgage loan or contract, or any combination of these or other modifications. In addition, if the loan is not in default or if default is not reasonably foreseeable, each servicer may modify the loan only to the extent set forth in the related servicing agreement or the pooling and servicing agreement, as applicable; provided that, such modification will not result in the imposition of taxes on any REMIC or otherwise adversely affect the REMIC status of the trust. Any modified loan may remain in the related trust, and the reduction in collections resulting from a modification may result in reduced distributions of interest or principal on, or may extend the final maturity of, one or more classes of the related securities.

EVIDENCE AS TO COMPLIANCE

     The pooling and servicing agreement and each servicing agreement will provide that on or before a specified date in March of each year, beginning with the first year after the year in which the cut-off date occurs, each party responsible for the servicing function will provide to the master servicer, the securities administrator, the depositor and the trustee a report on an assessment of compliance with the minimum servicing criteria established in Item 1122(d) of Regulation AB (the "AB Servicing Criteria"). The AB Servicing Criteria include specific criteria relating to the following areas: general servicing considerations, cash collection and administration, investor remittances and reporting, and pool asset administration. Such report will indicate that the AB Servicing Criteria were used to test compliance on a platform level basis and will set out any material instances of noncompliance.

     The pooling and servicing agreement and each servicing agreement will also provide that the each party responsible for the servicing function will deliver along with its report on assessment of compliance, an attestation report from a firm of independent public accountants on the assessment of compliance with the AB Servicing Criteria.

     The pooling and servicing agreement and each servicing agreement will also provide for delivery to the master servicer, the depositor, the securities administrator and the trustee on or before a specified date in March of each year a separate annual statement of compliance from each servicer to the effect that, to the best knowledge of the signing officer, the servicer has fulfilled in all material respects its obligations under the related servicing agreement throughout the preceding year or, if there has been a material failure in the fulfillment of any obligation, the statement will specify such failure and the nature and status thereof. One statement may be provided as a single form in order to make the required statements as to more than one servicing agreement.

     Copies of the annual reports of assessment of compliance, attestation reports, and statements of compliance, if not available on the securities administrator's website, may be obtained by certificateholders without charge upon written request to the master servicer at the address of the master servicer set forth above under "The Master Servicer and the Servicers--The Master Servicer". These items will be filed with the issuing entity's annual report on Form 10-K, to the extent required under Regulation AB.

CERTAIN MATTERS REGARDING THE PARTIES TO THE POOLING AND SERVICING AGREEMENT

     The pooling and servicing agreement will provide that the master servicer may not resign from its obligations and duties under the pooling and servicing agreement except (a) upon a determination that its duties thereunder are no longer permissible under applicable law or (b) upon compliance with the following requirements:

          o the master servicer has proposed a successor to the trustee and the trustee has consented thereto, such consent not to be withheld unreasonably;

          o the proposed successor is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and

          o the trustee has received written confirmation from each rating agency that the appointment of such successor will not cause that rating agency to reduce, qualify or withdraw its then-current ratings assigned to any class of offered certificates.

     No resignation by the master servicer will become effective until the trustee or a successor master servicer has assumed the master servicer's obligations and duties under the pooling and servicing agreement.

     In addition, the master servicer may be removed from its obligations and duties as set forth in the pooling and servicing agreement.

     The pooling and servicing agreement will further provide that none of the sponsor, the master servicer, the securities administrator, the depositor, or any director, officer, employee, or agent of the master servicer, the securities administrator, or the depositor will be under any liability to the trust fund or certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the pooling and servicing agreement, or for errors in judgment; provided, however, that none of the sponsor, the master servicer or the depositor, or any such person will be protected against any breach of its representations and warranties in the pooling and servicing agreement or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties pursuant to the pooling and servicing agreement or by reason of reckless disregard of obligations and duties pursuant to the pooling and servicing agreement. In addition, the pooling and servicing agreement will provide that the sponsor, the master servicer, the trustee, the securities administrator and the depositor and any director, officer, employee or agent of the sponsor, the master servicer, the trustee, the securities administrator and the depositor will be entitled to indemnification by the trust fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the pooling and servicing agreement or the certificates, other than any loss, liability or expense related to a specific mortgage loan or mortgage loans (except any loss, liability or expense that shall be otherwise reimbursable pursuant to the pooling and servicing agreement), any act or omission of the master servicer that is otherwise indemnified and reimbursable by the master servicer under the pooling and servicing agreement and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of such person's duties under the pooling and servicing agreement or by reason of reckless disregard of such person's obligations and duties under the pooling and servicing agreement.

     In addition, the pooling and servicing agreement will provide that none of the sponsor, the master servicer, the securities administrator nor the depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the pooling and servicing agreement and which in its opinion may involve it in any expense or liability. The sponsor, the master servicer, the securities administrator or the depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the pooling and servicing agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the trust fund, and such master servicer or the depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to certificateholders.

     Any person into which the master servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the master servicer is a party, or any person succeeding to the business of the master servicer, will be the successor of the master servicer under the pooling and servicing agreement, provided that such person is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and further provided that such merger, consolidation or succession does not adversely affect the then-current ratings of any class of offered certificates.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The trust will issue the certificates pursuant to the pooling and servicing agreement. The certificates consist of the classes of certificates reflected on the cover of this free writing prospectus, which we refer to as the "offered certificates," together with the Class B-4, Class B-5, Class B-6 Certificates, the Class P Certificates and the Class R Certificates, which we are not offering by this free writing prospectus. We sometimes refer to the classes with the letter "A" in their class name as the "Class A Certificates," and together with the Class X, as the "senior certificates". We sometimes refer to the classes with the letter "B" in their class name as "Class B Certificates" or the "subordinate certificates."

     We sometimes refer to the Class 1A-1, Class 1A-2 and Class 1A-3 Certificates as "Class 1A Certificates." We sometimes refer to the Class 2A-1 and Class 2A-2 Certificates as "Class 2A Certificates." We sometimes refer to the Class 3A-1 and Class 3A-2 Certificates as "Class 3A Certificates." We sometimes refer to the Class 1A, Class 2A and Class 3A Certificates as "Class A Certificates," and together with the Class X-1 and Class X-2 Certificates, as "senior certificates." We sometimes refer to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates as "Class B Certificates." We sometimes refer to the Class X-1 and Class X-2 Certificates as "Class X Certificates." We sometimes refer to the Class A, Class X and Class B Certificates as "certificates."

     We sometimes refer to the Class X-1 and Class X-2 as "interest-only certificates" or "Class X Certificates."

     We  sometimes   refer  to  the  Class  R  Certificates   as  the  "residual
certificates."

     The initial owner of the Class R Certificates is expected to be Bear, Stearns Securities Corp.

     The trust will issue the offered certificates in book-entry form as described below, in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof, except that one certificate of each class may be issued in the remainder of the class.

BOOK-ENTRY REGISTRATION

     The offered certificates will be issued in book-entry form. Persons acquiring beneficial ownership interests in the book-entry securities will hold their securities through The Depository Trust Company in the United States and through Clearstream, Luxembourg or the Euroclear System in Europe, if they are participants of any of such systems, or indirectly through organizations which are participants. The Depository Trust Company is referred to as "DTC." Clearstream, Luxembourg is referred to as "Clearstream." The Euroclear System is referred to as "Euroclear." The book-entry securities will be issued in one or more certificates that equal the aggregate principal balance of the applicable class or classes of securities and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositaries that in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as the relevant depositary for Clearstream and The Bank of New York will act as the relevant depositary for Euroclear. Except as described below, no person acquiring a book-entry security will be entitled to receive a physical certificate representing such security. Unless and until physical securities are issued, it is anticipated that the only "securityholder" with respect to a book-entry security will be Cede & Co., as nominee of DTC. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

     An Owner's ownership of a book-entry security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such book-entry security will be recorded on the records of DTC (or of a DTC participant that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate).

     Beneficial owners will receive all distributions allocable to principal and interest with respect to the book-entry securities from the paying agent through DTC and DTC participants. While the book-entry securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating, governing and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the securities. DTC is required to receive and transmit distributions allocable to principal and interest with respect to the securities. Participants and Financial Intermediaries with whom beneficial owners have accounts with respect to securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners. Accordingly, although beneficial owners will not possess physical certificates, the Rules provide a mechanism by which beneficial owners will receive distributions and will be able to transfer their beneficial ownership interests in the securities.

     Beneficial owners will not receive or be entitled to receive Definitive Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, beneficial owners who are not participants may transfer ownership of securities only through participants and Financial Intermediaries by instructing such participants and Financial Intermediaries to transfer beneficial ownership interests in the securities by book-entry transfer through DTC for the account of the purchasers of such securities, which account is maintained with their respective participants or Financial Intermediaries. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of securities will be executed through DTC and the accounts of the respective participants at DTC will be debited and credited. Similarly, the participants and Financial Intermediaries will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing beneficial owners.

     Because of time zone differences, credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between DTC participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositaries.

     DTC is a New York-chartered limited purpose trust company that performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the book-entry securities, whether held for its own account or as a nominee for another person. In general, beneficial ownership of book-entry securities will be subject to the Rules as in effect from time to time.

     Clearstream has advised that it is incorporated under the laws of the Grand Duchy of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations or participants. Clearstream facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in account of Clearstream participants, eliminating the need for physical movement of securities. Clearstream provides to Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. As a professional depository,
Clearstream is subject to regulation by the Luxembourg Commission for the Supervision of the Financial Sector (the "CSSF"). Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

     Distributions, to the extent received by the Relevant Depository for Clearstream, with respect to the securities held beneficially through Clearstream will be credited to cash accounts of Clearstream participants in accordance with its rules and procedures.

     Euroclear was created in 1968 to hold securities for its participants and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for movement of physical securities and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear provides various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by Euroclear Bank S.A./NV under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation. Euroclear Bank S.A./NV conducts all operations. All Euroclear securities clearance accounts and Euroclear cash accounts are accounts with Euroclear Bank S.A./NV, not Euroclear Clearance Systems S.C. Euroclear Clearance Systems S.C. establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

     Euroclear Bank S.A./NV has advised us that it is licensed by the Belgian Banking and Finance Commission to carry out banking activities on a global basis. As a Belgian bank, it is regulated and examined by the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with Euroclear Bank S.A./NV are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law. These terms and conditions, operating procedures and laws govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. Euroclear Bank S.A./NV acts under the Terms and Conditions only on behalf of Euroclear participants, and has no record of or relationship with persons holding through Euroclear participants.

     The paying agent will make distributions on the book-entry securities on each distribution date to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in
accordance  with  DTC's  normal   procedures.   Each  DTC  participant  will  be
responsible for disbursing such payments to the beneficial owners that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners that it represents.

     Under a book-entry format, beneficial owners may experience some delay in their receipt of payments, since the paying agent will forward such payments to Cede & Co. Distributions with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of DTC participants that in turn can only act on behalf of Financial
Intermediaries, the ability of an Owner to pledge book-entry securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry securities, may be limited due to the lack of physical certificates for such book-entry securities. In addition, issuance of the book-entry securities in book-entry form may reduce the liquidity of such securities in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

     Monthly and annual reports on the applicable trust fund will be provided to Cede & Co., as nominee of DTC, and Cede & Co may make such reports available to beneficial owners upon request, in accordance with the Rules, and to the DTC participants to whose DTC accounts the book-entry securities of such beneficial owners are credited directly or are credited indirectly through Financial Intermediaries.

     DTC has advised the trustee and the certificate registrar that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the book-entry securities under the pooling and servicing agreement only at the direction of one or more DTC participants to whose DTC accounts the book-entry securities are credited, to the extent that such actions are taken on behalf of such participants whose holdings include such book-entry securities. Clearstream or Euroclear Bank S.A./NV, as the case may be, will take any other action permitted to be taken by a holder under the pooling and servicing agreement on behalf of a Clearstream participant or Euroclear participant only in accordance with its relevant rules and procedures and subject to the ability of the relevant depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related participants, with respect to some securities which conflict with actions taken with respect to other securities.

     Except with respect to the residual certificates, physical certificates representing a security will be issued to beneficial owners only upon the events specified in the pooling and servicing agreement. Such events may include the following:

          o DTC or the depositor advises the trustee and the certificate registrar in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Certificates, and that the depositor or the trustee is unable to locate a qualified successor, or

          o after the occurrence and continuation of an event of default, certificateholders representing more than 50% of the voting rights evidenced by each class of book entry certificates advise the trustee, certificate registrar and DTC through participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of such certificateholders.

     Upon the occurrence of any of the events specified in the pooling and servicing agreement, DTC will be required to notify all participants of the availability through DTC of physical certificates. Upon surrender by DTC of the certificates representing the securities and instruction for re-registration, the certificate registrar will issue the securities in the form of physical certificates, and thereafter the trustee and the certificate registrar will recognize the holders of such physical certificates as securityholders. Thereafter, payments of principal of and interest on the securities will be made by the paying agent directly to securityholders in accordance with the procedures listed in this free writing prospectus and in the pooling and servicing agreement. The final distribution of any security (whether physical certificates or securities registered in the name of Cede & Co.), however, will be made only upon presentation and surrender of such securities on the final distribution date at such office or agency as is specified in the notice of final payment to securityholders.

     Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures to facilitate transfers of securities among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     None of the trust, the securities administrator, the certificate registrar, the paying agent or the trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the book-entry securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or transfers thereof.

DISTRIBUTIONS

     General.   On  each   distribution   date,   the  paying  agent  will  make
distributions   on  the   certificates  to  the  persons  in  whose  names  such
certificates are registered at the related record date.

     The paying agent will make distributions on each distribution date, in accordance with timely disbursement information from the securities administrator, by wire transfer in immediately available funds to the account of a certificateholder at a bank or other depository institution having appropriate wire transfer facilities as instructed by a certificateholder in writing in accordance with the pooling and servicing agreement. If no such instructions are given to the paying agent, then the paying agent will make such distributions by check mailed to the address of the person entitled thereto as it appears on the certificate register; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of such certificates at the offices of the certificate registrar designated for such purposes. As of the closing date, the certificate registrar designates its offices located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Operations, BSABS 2006-SD4 for purposes of surrender, transfer and exchange. On each distribution date, a holder of a certificate will receive such holder's percentage interest of the amounts required to be distributed with respect to the applicable class of certificates. The percentage interest evidenced by a certificate will equal the percentage derived by dividing the denomination of such certificate by the aggregate denominations of all certificates of the applicable class.

DISTRIBUTIONS ON THE CERTIFICATES

     On each distribution date, the paying agent will withdraw from the Distribution Account the Available Funds with respect to such distribution date and apply such amount as follows:

     (A) On each distribution date, the Available Funds for sub-loan group 1 will be distributed to the Class 1A Certificates as follows:

                    first, to each class of Class 1A  Certificates,  the Accrued
               Certificate Interest on each such class for such distribution date; pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class 1A Certificates is subject to reduction in the event of certain Net Interest Shortfalls, the interest portion of Realized Losses on the mortgage loans allocable thereto, as described under "--Interest Distributions on the Certificates" below in this free writing prospectus;

                    second, to each class of Class 1A Certificates,  any Accrued
               Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class, to the extent of remaining Available Funds for sub-loan group 1; and

                    third, to each class of Class 1A Certificates,  in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group 1 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group 1, until each such Certificate Principal Balance has been reduced to zero.

     (B) On each distribution date, the Available Funds for sub-loan group 2 will be distributed to the Class 2A Certificates as follows:

                    first, to each class of Class 2A  Certificates,  the Accrued
               Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class 2A Certificates is subject to reduction in the event of certain Net Interest Shortfalls, the interest portion of Realized Losses and any net deferred interest on the sub-group 2 mortgage loans allocable thereto, as described under "--Interest Distributions on the Certificates" below in this free writing prospectus;

                    second, to each class of Class 2A Certificates,  any Accrued
               Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class, to the extent of remaining Available Funds for sub-loan group 2; and

                    third, to each class of Class 2A Certificates,  in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group 2 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group 2, until each such Certificate Principal Balance has been reduced to zero.

     (C) On each distribution date, the Available Funds for sub-loan group 3 will be distributed as follows: first, on each distribution date on and after the distribution date in November 2016, if applicable, an amount equal to the Coupon Strip with respect to sub-loan group 3 for such distribution date will be distributed to the Final Maturity Reserve Account; and thereafter, on each distribution date, the remaining Available Funds for sub-loan group 3 will be distributed to the Class 3A-1, Class 3A-2, Class X-1 and Class X-2 Certificates as follows:

                    first,  to each class of Class 3A  Certificates  and Class X
               Certificates, the Accrued Certificate Interest on each such class for such distribution date, pro rata, based on the Accrued Certificate Interest owed to each such class; provided, however, that Accrued Certificate Interest on the Class 3A-1 Certificates and Class X Certificates is subject to reduction in the event of certain Net Interest Shortfalls, the interest portion of Realized Losses and any net deferred interest on the sub-group 3 mortgage loans allocable thereto, as described under "--Interest Distributions on the Certificates" below in this free writing prospectus;

                    second,  to each class of Class 3A Certificates  and Class X
               Certificates, any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates, pro rata, based on the undistributed Accrued Certificate Interest owed to each such class, to the extent of remaining Available Funds for sub-loan group 3;

                    third,  to each class of Class 3A  Certificates  and Class X
               Certificates, in reduction of their respective Certificate Principal Balances, the Senior Optimal Principal Amount with respect to sub-loan group 3 for such distribution date, pro rata, based on their respective Certificate Principal Balances, to the extent of remaining Available Funds for sub-loan group 3, until each such Certificate Principal Balance has been reduced to zero.

     (D) Except as provided in paragraphs (E) and (F) below, on each distribution date on or prior to the distribution date on which the Certificate Principal Balances of the subordinate certificates are reduced to zero, such date being referred to herein as the related Cross-Over Date, an amount equal to the remaining Available Funds for all sub-loan groups after the distributions
set  forth  in  paragraphs   (A)
through (C) above, will be distributed, sequentially, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in that order, in each case up to an amount equal to and in the following order: (a) the Accrued Certificate Interest thereon for such distribution date, (b) any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates, and (c) such Class's Allocable Share for such distribution date, in each case, to the extent of the remaining Available Funds.

     (E) On each distribution date prior to the Cross-Over Date but after the reduction of the aggregate Certificate Principal Balance of the senior certificates in any certificate group or groups to zero, the remaining certificate groups will be entitled to receive in reduction of their Certificate Principal Balances, pro rata, based upon the aggregate Certificate Principal Balance of the senior certificates in each certificate group immediately prior to such distribution date, in addition to any Principal Prepayments related to such remaining senior certificates' respective sub-loan group allocated to such senior certificates, 100% of the Principal Prepayments on any mortgage loan in the sub-loan group or groups relating to the fully paid certificate group or groups. Such amounts allocated to the senior certificates shall be treated as part of the Available Funds for the related sub-loan group and distributed as part of the related Senior Optimal Principal Amount in accordance with the priorities set forth in clause third in each of paragraphs (A), (B) and (C) above, in reduction of the Certificate Principal Balances thereof. Notwithstanding the foregoing, if (i) the weighted average of the related Subordinate Percentages on such distribution date equals or exceeds two times the initial weighted average of the related Subordinate Percentages and (ii) the aggregate Stated Principal Balance of the mortgage loans in all sub-loan groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the sum of the aggregate Certificate Principal Balance of the subordinate certificates does not exceed 100%, then the additional allocation of Principal Prepayments to the related senior certificates in accordance with this paragraph (E) will not be made and 100% of the Principal Prepayments on any mortgage loan in the sub-loan group relating to the fully paid certificate group will be allocated to the subordinate certificates.

     (F) If on any distribution date on which the aggregate Certificate Principal Balance of the senior certificates in a certificate group would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group and any subordinate certificates are still outstanding, in each case, after giving effect to distributions to be made on such distribution date, (i) 100% of amounts otherwise allocable to the subordinate certificates in respect of principal will be distributed to such senior certificates in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such senior certificates is equal to the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group, and (ii) the Accrued Certificate Interest otherwise allocable to the subordinate certificates on such distribution date will be reduced and distributed to such senior certificates, to the extent of any amount due and unpaid on such senior certificates, in an amount equal to the Accrued Certificate Interest for such distribution date on the excess of (x) the aggregate Certificate Principal Balance of such senior certificates over (y) the aggregate Stated Principal Balance of the mortgage loans in the related sub-loan group. Any such reduction in the Accrued Certificate Interest on the subordinate certificates will be allocated first to the subordinate certificates in reverse order of their respective numerical designations, commencing with the Class B-6 Certificates. If there exists more than one undercollateralized certificate group on a distribution date, amounts distributable to such undercollateralized certificate groups pursuant to this paragraph will be allocated among such undercollateralized certificate groups, pro rata, based upon the amount by which their respective aggregate Certificate Principal Balances exceed the aggregate Stated Principal Balance of the mortgage loans in their respective sub-loan groups.

     (G) If, after distributions have been made pursuant to priorities first and second of paragraphs (A) and (B) above, and priorities first and second of paragraph (C) above, on any distribution date, the remaining Available Funds for any sub-loan group is less than the Senior
Optimal Principal Amount for that sub-loan group, the Senior Optimal Principal Amount for that sub-loan group shall be reduced by that amount, and the remaining Available Funds for that sub-loan group will be distributed as principal among the related classes of senior certificates, pro rata, based on their respective Certificate Principal Balances.

     Payments made on a class of certificates with Available Funds from another sub-loan group are a type of credit enhancement, which has the effect of providing limited cross-collateralization among the sub-loan groups.

     On each distribution date, any Available Funds remaining after payment of interest and principal to the classes of certificates entitled thereto, as described above, will be distributed to the Class R Certificates; provided, that if on any distribution date there are any Available Funds for any sub-loan group remaining after payment of interest and principal to the certificates entitled thereto, such amounts will be distributed to the other classes of senior certificates, pro rata, based upon their respective Certificate Principal Balances, until all amounts due to all classes of senior certificates have been paid in full, before any remaining Available Funds are distributed in accordance with this paragraph to the Class R Certificates. It is not anticipated that there will be any significant amounts remaining for such distribution.

     On each distribution date, all amounts representing prepayment charges in respect of the mortgage loans serviced by EMC received by the Trust during the related Prepayment Period will be withdrawn from the Distribution Account and shall not be available for distribution to the holders of the Senior Certificates and the Subordinate Certificates. Prepayment charges received by the Trust with respect to the mortgage loans serviced by EMC will be distributed to the Class P Certificates as set forth in the Agreement.

Interest Distributions on the Certificates

     Holders of each class of senior certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Funds for the related sub-loan group for that distribution date, after reimbursement for certain advances to the Master Servicer and the Servicer.

     Holders of each class of subordinate certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on that class on each distribution date, to the extent of the Available Funds remaining for all sub-loan groups on that distribution date after distributions of interest and principal to the senior certificates, reimbursements for certain advances to the Master Servicer and the Servicer and distributions of interest and principal to any class of subordinate certificates having a higher payment priority.

     As described in the definition of "Accrued Certificate Interest," Accrued Certificate Interest on each class of certificates is subject to reduction in the event of specified interest shortfalls, or the interest portion of Realized Losses and in the event of any shortfalls resulting from net deferred interest on related mortgage loans allocable thereto.

     When a Principal Prepayment in full is made on a mortgage loan, the mortgagor is charged interest only for the period from the Due Date of the preceding monthly payment up to the date of the Principal Prepayment, instead of for a full month. When a partial Principal Prepayment is made on a mortgage loan, the mortgagor is not charged interest on the amount of the prepayment for the month in which the prepayment is made. Interest shortfalls resulting from such Principal Prepayments in full or in part are referred to herein as "Prepayment Interest Shortfalls".

     Any Prepayment Interest Shortfalls resulting from prepayments in full or prepayments in part made during the related Prepayment Period that are being distributed to the holders of the certificates on that distribution date will be offset by the Servicer, but only to the extent that those Prepayment Interest Shortfalls do not exceed the aggregate of the Servicing Fee on the mortgage loans for the applicable distribution date. Any Prepayment Interest Shortfalls required to be funded but not funded by the Servicer are required to be paid by the Master Servicer, but only to the extent that such amount does not exceed the aggregate Master Servicer compensation for the applicable distribution date. No assurance can be given that the Master Servicer compensation available to cover Prepayment Interest Shortfalls will be sufficient therefor. Any Prepayment Interest Shortfalls which are not covered by the Servicer or the Master Servicer on any distribution date will not be reimbursed on any future distribution date. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" in this free writing prospectus.

     Accrued Certificate Interest on the certificates may be further reduced on each distribution date by application of the Relief Act or similar state laws. The Relief Act and similar state laws limit, in certain circumstances, the interest rate required to be paid by a mortgagor in the military service to 6% per annum. Neither the Servicer nor the Master Servicer are obligated to fund interest shortfalls resulting from the Relief Act or similar state laws.

     Prepayment Interest Shortfalls, to the extent not covered by the Servicer or the Master Servicer from servicing compensation, together with interest shortfalls due to the application of the Relief Act or similar state laws, are collectively referred to herein as "Net Interest Shortfalls".

     Realized Losses on the mortgage loans will further reduce the Accrued Certificate Interest payable to the certificates on a distribution date; provided, however, that prior to the date on which the aggregate Certificate Principal Balances of the subordinate certificates have been reduced to zero, the interest portion of Realized Losses will be allocated sequentially to the subordinate certificates, beginning with the class of subordinate certificates with the lowest payment priority, and will not reduce the Accrued Certificate Interest on the senior certificates. Once the aggregate Certificate Principal Balances of the subordinate certificates have been reduced to zero the interest portion of Realized Losses will be allocated to the senior certificates related to the mortgage loans on which such Realized Losses occurred.

     If on any distribution date the Available Funds for any sub-loan group is less than Accrued Certificate Interest on the related senior certificates for that distribution date, prior to reduction for Net Interest Shortfalls, the interest portion of Realized Losses and net deferred interest on the related mortgage loans allocable thereto, the shortfall will be allocated among the holders of each class of related senior certificates in proportion to the respective amounts of Accrued Certificate Interest for that distribution date that would have been allocated thereto in the absence of such Net Interest Shortfalls and/or Realized Losses and/or net deferred interest for such distribution date. In addition, the amount of any such interest shortfalls with respect to the mortgage loans in the related sub-loan group will constitute unpaid Accrued Certificate Interest and will be distributable to holders of the related certificates entitled to such amounts on subsequent distribution dates, to the extent of the Available Funds for the related sub-loan group remaining after current interest distributions as described in this free writing prospectus. Any such amounts so carried forward will not bear interest. Any interest shortfalls will not be offset by a reduction in the servicing compensation of the Servicer or otherwise, except to the limited extent described in the fourth preceding paragraph with respect to Prepayment Interest Shortfalls.

     As described in this free writing prospectus, the Accrued Certificate Interest allocable to each class of certificates is based on the Certificate Principal Balance or Notional Amount, as applicable, of that class of certificates. All distributions of interest on the certificates entitled to interest distributions will be based on a 360-day year consisting of twelve 30-day months.

Principal Distributions on the Senior Certificates

     Distributions in reduction of the Certificate Principal Balance of each class of Class 1A Certificates will be made on each distribution date pursuant to priority third of clause (A) under "--Distributions on the Certificates." In accordance with such priority third, the Available Funds for sub-loan group 1 remaining after the distribution of interest on each class of Class 1A Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

     Distributions in reduction of the Certificate Principal Balance of each class of Class 2A Certificates will be made on each distribution date pursuant to priority third of clause (B) under "--Distributions on the Certificates." In accordance with such priority third, the Available Funds for sub-loan group 2 remaining after the distribution of interest on each class of Class 2A Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

     Distributions in reduction of the Certificate Principal Balance of each class of Class 3A and Class X Certificates will be made on each distribution date pursuant to priority third above of clause (C) under "--Distributions on the Certificates." In accordance with such priority third, the Available Funds for sub-loan group 3 remaining after the distribution of interest on each class of Class 3A and Class X Certificates will be allocated to such certificates in an aggregate amount not to exceed the Senior Optimal Principal Amount for the related sub-loan group for such distribution date.

     In  addition,  if  on  any  distribution  date  the  aggregate  Certificate
Principal Balance of any class or classes of senior certificates would be greater than the aggregate Stated Principal Balance of the mortgage loans in its related sub-loan group, amounts otherwise allocable to the Class B Certificates in respect of principal will be distributed to such class or classes of senior certificates in reduction of the Certificate Principal Balances thereof in accordance with paragraph (F) above under "--Distributions on the Certificates."

     The definition of Senior Optimal Principal Amount allocates the entire amount of prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in the related loan group based on the related Senior Prepayment Percentage, rather than the related Senior Percentage, which is the allocation concept used for scheduled payments of principal. While the related Senior Percentage allocates scheduled payments of principal between the senior certificates of a sub-loan group and the percentage interest of such sub-loan group evidenced by the subordinate certificates on a pro rata basis, the related Senior Prepayment Percentage allocates 100% of the unscheduled principal collections to the senior certificates of the related sub-loan group on each distribution date for the first ten years after the Closing Date with a reduced but still disproportionate percentage of unscheduled principal collections being allocated to such senior certificates of a sub-loan group over an additional five year period (subject to certain subordination levels being attained and certain loss and delinquency test being met); provided, however, that if on any distribution date the current weighted average of the Subordinate Percentages is equal to or greater than two times the weighted average of the initial Subordinate Percentages and certain loss and delinquency tests described in the related definition of Senior Prepayment Percentage are met, the Class B Certificates will receive, on or prior to the distribution date occurring in October 2009, 20% (and after the distribution date occurring in October 2009, 30%) of the related Subordinate Percentage of prepayments on the mortgage loans in the related sub-loan group during the related Prepayment Period; provided, further, that if on any distribution date the Senior Percentage for the related certificate group exceeds the related Senior Percentage as of the Cut-off Date, then all prepayments received on the mortgage loans in the related sub-loan group during the related Prepayment Period will be allocated to the Class A Certificates in such certificate group. The disproportionate allocation of unscheduled principal collections will have the effect of accelerating the amortization of the senior certificates while, in the absence of Realized Losses, increasing the respective percentage interest in the principal balance of the mortgage loans in each sub-loan group evidenced by the subordinate certificates. Increasing the respective percentage interest in a sub-loan group of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates.

     The initial Senior Percentage for each certificate group will be approximately 87.20%. For purposes of all principal distributions described above and for calculating the applicable Senior Optimal Principal Amount, Senior Percentage and Senior Prepayment Percentage, the applicable Certificate Principal Balance for any distribution date shall be determined before the allocation of losses on the mortgage loans in the mortgage pool to be made on such distribution date as described under "--Allocation of Losses; Subordination" below.

Principal Distributions on the Subordinate Certificates

     All unscheduled principal collections on the mortgage loans not otherwise distributable to the senior certificates will be allocated on a pro rata basis among the class of Class B Certificates with the highest payment priority then outstanding and each other class of Class B Certificates for which certain loss levels established for such class in the pooling and servicing agreement have not been exceeded. The related loss level on any distribution date would be satisfied as to any Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, respectively, only if the sum of the current percentage interests in the mortgage loans evidenced by such class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage loans evidenced by such class and each class, if any, subordinate thereto.

     As described above under "--Principal Distributions on the Senior Certificates," unless the amount of subordination provided to the senior certificates by the subordinate certificates is twice the amount as of the Cut-off Date, and certain loss and delinquency tests are satisfied, on each distribution date during the first ten years after the Closing Date, the entire amount of any prepayments and certain other unscheduled recoveries of principal with respect to the mortgage loans in a sub-loan group will be allocated to the Class A Certificates in the related certificate group, with such allocation to be subject to further reduction over an additional five year period thereafter, as described in this free writing prospectus.

     The initial Subordinate Percentages for each sub-loan group will be approximately 12.80%.

     For purposes of all principal distributions described above and for calculating the applicable Subordinate Optimal Principal Amount, Subordinate
Percentage and Subordinate Prepayment Percentage, the applicable Certificate Principal Balance for any distribution date shall be determined before the allocation of losses on the mortgage loans in the mortgage pool to be made on such distribution date as described under "--Allocation of Losses; Subordination" in this free writing prospectus.

TABLE OF FEES

     The following table indicates the fees to be paid from the cash flows from the mortgage loans and other assets of the trust fund, while the offered certificates are outstanding.

     All fees are expressed in basis points, at an annualized rate, applied to the outstanding aggregate principal balance of the mortgage loans.

      Item                      Fee                             Paid From
Master Servicing Fee(1)   0.015% per annum             Mortgage Loan Collections
Servicing Fee(1)          0.250% - 0.500% per annum    Mortgage Loan Collections

          (1) The master servicing fee and servicing fee are paid on a first priority basis from collections on the mortgage loans, prior to distributions to certificateholders.

     The fee of the trustee will be payable by the master servicer pursuant to a side letter agreement signed by and between the trustee and the master servicer.

ALLOCATION OF REALIZED LOSSES

     On any distribution date on which the aggregate Stated Principal Balance of the mortgage loans is less than the aggregate certificate principal balance of the related certificates, the certificate principal balances of one or more classes of the certificates will be written down, up to the amount of such deficiency, in inverse order of priority, commencing with the Class B-6 certificates until the certificate principal balance of each such class has been reduced to zero.

     All allocations of Realized Losses will be accomplished on a distribution date by reducing the certificate principal balance of the applicable classes of certificates by their appropriate shares of any such losses occurring during the related period set forth in the respective Servicing Agreement and, accordingly, will be taken into account in determining the distributions of principal and interest on the applicable certificates commencing on the following distribution date.

     If a servicer or the master servicer recovers any amount (including the release of surplus funds held to cover expenses) (net of reimbursable expenses) in respect of a liquidated mortgage loan after a realized loss has been allocated with respect thereto to one or more classes of certificates, such recovery, which we refer to in this free writing prospectus as a "Subsequent Recovery," will be distributed in accordance with the priorities described under "--Distributions" above. Additionally, the certificate principal balance of each class of certificates that has been reduced by the allocation of a realized loss will be increased, in order of seniority, by the amount of such Subsequent Recovery, but not in excess of the amount of any Realized Losses previously allocated to such class of certificates and not previously offset by Subsequent Recoveries. Holders of such certificates will not be entitled to any payment in respect of interest on the amount of such increases for an interest accrual period preceding the distribution date on which such increase occurs.

Allocation of Realized Losses on the Certificates

     The principal portion of Realized Losses on the mortgage loans will be allocated on any distribution date as follows: first, to the Class B-6 Certificates; second, to the Class B-5 Certificates; third, to the Class B-4
Certificates; fourth, to the Class B-3 Certificates; fifth, to the Class B-2 Certificates; and sixth, to the Class B-1 Certificates; in each case until the Certificate Principal Balance of such class has been reduced to zero. Thereafter, (a) the principal portion of Realized Losses with respect to sub-loan group 1 will be allocated to the Class 1A-1, Class 1A-2 and Class 1A-3 Certificates, pro rata, until the Certificate Principal Balance of each such class has been reduced to zero, subject to the following: Realized Losses otherwise allocable to the Class 1A-1 Certificates will first be allocated to the Class 1A-2 Certificates, until the Certificate Principal Balance of such class has been reduced to zero, and then to the Class 1A-1 Certificates, until the Certificate Principal Balance of such class has been reduced to zero; (b) the principal portion of Realized Losses with respect to sub-loan group 2 will be allocated, first, to the Class 2A-2 Certificates and second, to the Class 2A-1 Certificates; and (c) the principal portion of Realized Losses with respect to sub-loan group 3 will be allocated, first, to the Class 3A-2 Certificates, and second, to the Class 3A-1 Certificates; in each case until the Certificate Principal Balance of such class has been reduced to zero.

     No reduction of the Certificate Principal Balance on a distribution date of any class of (i) subordinate certificates will be made on any distribution date on account of Realized Losses on the mortgage loans to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all certificates as of such distribution date, after giving effect to all distributions and prior allocations of Realized Losses on the mortgage loans on such date, to an amount less than the aggregate Stated Principal Balance of all of the mortgage loans as of the first day of the month of such distribution date and (ii) senior certificates of a certificate group will be made on any distribution date on account of Realized Losses in the related sub-loan group to the extent that such reduction would have the effect of reducing the Certificate Principal Balance of such certificate group as of such distribution date to an amount less than the Stated Principal Balances of the mortgage loans in the related sub-loan group as of the related Due Date. The limitation described in clauses (i) and (ii) is referred to herein as the Loss Allocation Limitation.

PASS-THROUGH RATES

     The Class 1A-1, Class 1A-2 and Class 1A-3 Certificates will bear interest at a variable pass-through rate per annum equal to the weighted average of the net mortgage rates of the sub-loan group 1 mortgage loans.

     The Class 2A-1 and Class 2A-2 Certificates will bear interest at a variable pass-through rate per annum equal to the weighted average of the net mortgage rates of the sub-loan group 2 mortgage loans.

     The Class 3A-1 Certificates will bear interest at an adjustable pass-through rate per annum equal to the lesser of (a) One-Year MTA for the related accrual period plus the per annum pass-through margin of [____]% and (b) the applicable interest rate cap for such distribution date as described below.

     The Class 3A-2 Certificates will bear interest at an adjustable pass-through rate per annum equal to the lesser of (a) One-Year MTA for the related accrual period plus the per annum pass-through margin of [____]% and (b) the applicable interest rate cap for such distribution date as described below.

     The Class X-1 certificates will bear interest at a variable pass-through rate per annum equal to:

     o    on its notional amount, the excess, if any, of:

          (a) (i) the weighted average of the net mortgage rates of the sub-loan group 3 mortgage loans minus (ii) the Coupon Strip, if any, with respect to sub-loan group 3, payable to the Final Maturity Reserve Account at such distribution date, expressed as a per annum rate, over

          (b) the applicable pass-through rate on the Class 3A-1 certificates as of the related distribution date, and

     o on its certificate principal balance, if any, the weighted average of the net mortgage rates of the sub-loan group 3 mortgage loans.

     The Class X-2 certificates will bear interest at a variable pass-through rate per annum equal to:

     o    on its notional amount, the excess, if any, of:

          (a) (i) the weighted average of the net mortgage rates of the sub-loan group 3 mortgage loans minus (ii) the Coupon Strip, if any, with respect to sub-loan group 3, payable to the Final Maturity Reserve Account at such distribution date, expressed as a per annum rate, over

          (b) the applicable pass-through rate on the Class 3A-2 certificates as of the related distribution date, and

     o on its certificate principal balance, if any, the weighted average of the net mortgage rates of the sub-loan group 3 mortgage loans.

     Each class of Class B Certificates will bear interest at a variable pass-through rate per annum equal to a variable pass-through rate equal to the weighted average of the weighted average of the net rates of the mortgage loans in each sub-loan group, weighted in proportion to the excess of the aggregate stated principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group minus the Coupon Strip, if any, payable to the Final Maturity Reserve Account on such distribution date, expressed as a per annum rate.

     The "interest rate cap," with respect to any distribution date and each class of Class 3A-1 and Class 3A-2 certificates, is a the per annum rate equal to (i) the weighted average of the net rates of the mortgage loans in sub-loan group 3 minus the Coupon Strip, if any, payable to the Final Maturity Reserve Account on such distribution date, expressed as a per annum rate.

     For purposes of calculating the interest rate cap, the "net rate of a mortgage loan" is equal to the applicable interest rate borne by the mortgage loan less the master servicing fee and the related servicing fee.

CALCULATION OF ONE-YEAR MTA

     With respect to the Class 3A-1 and Class 3A-2 certificates, the securities administrator will determine One-Year MTA for the related Interest Accrual Period as published by the Federal Reserve Board in the Federal Reserve Statistical Release `Selected Interest Rates (H.15)', determined by averaging the monthly yields for the most recently available twelve months. The One-Year MTA figure used to determine the pass-through rate on the Class 3A-1 and Class 3A-2 certificates will be based on One-Year MTA as of fifteen days before the beginning of the related Interest Accrual Period. The establishment of One-Year MTA on each interest determination date by the securities administrator and the securities administrator's calculation of the pass-through rates applicable to the Class 3A-1 and Class 3A-2 certificates for the related Interest Accrual Period shall, in the absence of manifest error, be final and binding.

FINAL MATURITY RESERVE ACCOUNT

     If, on the distribution date occurring in November 2016 or on any distribution date thereafter, any Class 3A-1, Class 3A-2 or subordinate certificates are outstanding, the Securities Administrator will be required to deposit into the Final Maturity Reserve Account, from sub-loan group 3 Available Funds for such distribution date, prior to the distribution of any amounts to the sub-loan group 3 senior certificates, the Coupon Strip (as defined below) with respect to sub-loan group 3 for such distribution date. Amounts on deposit in the Final Maturity Reserve Account will not be an asset of any REMIC.

     On any applicable distribution date, the "Coupon Strip" with respect to sub-loan group 3 shall be an amount, if any, equal to the lesser of (a) the product of (i) one-twelfth of 1.00%, and (ii) the Stated Principal Balance of the mortgage loans in sub-loan group 3 with original terms to maturity in excess of 30 years at the end of the related Due Period, and (b) the amount, if any, which when added to the aggregate amount on deposit in the Final Maturity Reserve Account on such distribution date would equal the Final Maturity Reserve Account Target.

     On any applicable distribution date, the "Final Maturity Reserve Account Target" shall be an amount equal to the lesser of (a) the product of (i) the aggregate Scheduled Principal Balance of the mortgage loans in sub-loan group 3 with original terms to maturity in excess of 30 years as of the related due date, and (ii) a fraction, the numerator of which is 1.00 and the denominator of which is 0.85, and (b) $168,300.

     On each distribution date, any amounts on deposit in the Final Maturity Reserve Account in excess of the lesser of (i) the sum of the Certificate Principal Balances of the Class 3A-1 and Class 3A-2 Certificates and the proportion of subordinate certificates attributable to sub-loan group 3 and (ii) the aggregate Stated Principal Balance of the sub-loan group 3 mortgage loans with original terms to maturity in excess of 30 years, will be distributed to the Class X Certificates.

     In addition, on the earlier of the distribution date occurring in October 2036, and the distribution date on which the final distribution of payments from the mortgage loans and the other assets in the trust is expected to be made, amounts on deposit in the Final Maturity Reserve Account will be distributed to the Class 3A-1, Class 3A-2 and subordinate certificates in the following order of priority:

     (1) to the Class 3A-1, Class 3A-2 Certificates, pro rata in accordance with their outstanding Certificate Principal Balance, until the Certificate Principal Balance of each class thereof is reduced to zero, after giving effect to principal distributions on such distribution date;

     (2) to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, sequentially, in that order, until the Certificate Principal Balance of each class thereof is reduced to zero, after giving effect to principal distributions on such distribution date;

     (3) to each class of Class 3A-1, Class 3A-2 and the subordinate certificates, any Accrued Certificate Interest for such class remaining unpaid after giving effect to interest distributions on such distribution date in accordance with payment priorities set forth in "Description of the Certificates--Distributions--Distributions on the Certificates";

     (4) to the Class X Certificates, any remaining amount.

REPORTS TO CERTIFICATEHOLDERS

     On each distribution date, the securities administrator will make available to each certificateholder, the master servicer, each servicer, the trustee and the depositor a statement generally setting forth, among other information:

          1. the applicable accrual periods for calculating distributions and general distribution dates;


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

          2. total cash flows received and the general sources thereof;

          3. the amount, if any, of fees or expenses accrued and paid, with an identification of the payee and the general purpose of such fees;

          4. the amount of the distribution to holders of the offered certificates (by class) allocable to principal, separately identifying (A) the aggregate amount of any principal prepayments included therein, and (B) the aggregate of all scheduled payments of principal included therein;

          5. the Certificate Principal Balance of the offered certificates before and after giving effect to the distribution of principal and allocation of the applicable Realized Losses on such distribution date;

          6. the number and Stated Principal Balance of all the mortgage loans for the following distribution date;

          7. the Pass-Through Rate for each class of offered certificates for such distribution date;

          8. the aggregate amount of advances included in the distributions on the distribution date (including the general purpose of such advances);

          9. the number and aggregate principal balance of any mortgage loans that were (a) delinquent (exclusive of mortgage loans in foreclosure and any mortgage loans liquidated during the preceding calendar month) under the method of calculation specified in the pooling and servicing agreement,
     (1) one scheduled payment , (2) two scheduled payments, and (3) three or more scheduled payments, and (b) for which foreclosure proceedings have been commenced; in each case, as of the end of preceding calendar month;

          10. with respect to any mortgage loan that was liquidated during the preceding calendar month, the loan number and Stated Principal Balance of, and Realized Loss on, such mortgage loan as of the end of the preceding calendar month;

          11. the total number and principal balance of any real estate owned, or REO, properties as of the end of the preceding calendar month;

          12. the cumulative Realized Losses through the end of the related period set forth in the respective Servicing Agreement;

          13. the three-month rolling average of the percent equivalent of a fraction, the numerator of which is the aggregate Stated Principal Balance of the mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties, and the denominator of which is the Stated Principal Balances of all of the mortgage loans; and

          14. if applicable, material modifications, extensions or waivers to pool asset terms, fees, penalties or payments during the distribution period or that have become material over time.

     The securities administrator will make the monthly statement and, at its option, any additional files containing the same information in an alternative format, available each month to certificateholders via the securities administrator's internet website. The securities administrator's internet website shall


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initially be located at "www.ctslink.com." Assistance in using the securities administrator's website service can be obtained by calling the securities administrator's customer service desk at (301) 815-6600.

     To the  extent  timely  received  from the  securities  administrator,  the trustee will also make monthly statements available each month to certificateholders via the trustee's internet website. The trustee's internet website will initially be located at www.jpmorgan.com/sfr. Assistance in using the trustee's website service can be obtained by calling the trustee's customer service desk at (877) 722-1095.

     Parties that are unable to use the above distribution options are entitled to have a paper copy mailed to them via first class mail by calling the securities administrator's customer service desk and indicating such. The securities administrator may change the way monthly statements are distributed in order to make such distributions more convenient or more accessible to the above parties.

     The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports filed or furnished with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act will be made available on the website of the securities administrator (if filed by it) or trustee, as applicable, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

AMENDMENT

     The pooling and servicing agreement may be amended by the depositor, the master servicer, EMC, as sponsor and servicer, the securities administrator and the trustee, without the consent of certificateholders,

               o    to cure any ambiguity,

               o to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein,

               o to conform the terms of the pooling and servicing agreement to those of this free writing prospectus or

               o to make any other revisions with respect to matters or questions arising under the pooling and servicing agreement which are not inconsistent with the provisions thereof,

provided that such action will not adversely affect in any material respect the interests of any certificateholder. An amendment will be deemed not to adversely affect in any material respect the interests of the certificateholders if the person requesting such amendment obtains a letter from each rating agency stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to any class of certificates. The pooling and servicing agreement may also be amended without the consent any of the certificateholders, to change the manner in which the Distribution Account or EMC's protected account is maintained, provided that any such change does not adversely affect the then current rating on any class of certificates. In addition, the pooling and servicing agreement may be amended without the consent of certificateholders to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the trust fund's REMIC elections, provided that the trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification.

     In addition, the pooling and servicing agreement may be amended by the depositor, master servicer, EMC, as sponsor and servicer, the securities administrator and the trustee with the consent of the holders of a majority in interest of each class of certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the certificateholders; provided, however, that no such amendment may

               (a) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of such certificate;

               (b) cause any trust REMIC to fail to qualify as a REMIC for federal tax purposes;

               (c) reduce the aforesaid percentage of aggregate outstanding certificate principal balance of certificates of each class, the holders of which are required to consent to any such amendment, without the consent of the holders of all certificates of such class.

     The trustee will not be entitled to consent to any amendment to the pooling and servicing agreement without having first received an opinion of counsel to the effect that such amendment is permitted under the terms of the pooling and servicing agreement and will not cause the trust fund's REMIC elections to fail to qualify.

VOTING RIGHTS

     As of any date of determination,

               o holders of the certificates will be allocated 99% of all voting rights, allocated among such certificates in proportion to their respective outstanding certificate principal balances; and

               o holders of the Class R Certificates will be allocated 1% of all voting rights.

     Voting rights will be allocated among the certificates of each such class in accordance with their respective percentage interests.

OPTIONAL TERMINATION

     The depositor will have the right to purchase all remaining mortgage loans and REO properties, and thereby effect early retirement of all the certificates, on and after the first distribution date on which the stated principal balance of the mortgage loans and REO properties at the time of repurchase is less than or equal to 10% of the cut-off date stated principal balance of the mortgage loans. We refer to the first such date as the "optional termination date." In the event that the depositor exercises either such option, it will effect such repurchase at a price equal to the sum of

               o 100% of the stated principal balance of each mortgage loan plus accrued interest thereon at the applicable mortgage rate,

               o the appraised value of any REO property, up to the stated principal balance of the related mortgage loan, and

               o any unreimbursed out-of-pocket costs and expenses of the trustee, any related servicer, the master servicer, the securities administrator or the custodian and any unreimbursed advances previously incurred by the related servicer or the master servicer, as the case may be, in the performance of their respective servicing and master servicing obligations.

Proceeds from such purchase will be distributed to the certificateholders in the priority described above in "Description of the Certificates--Distributions." The proceeds from any such distribution may not be sufficient to distribute the full amount to which each class of certificates is entitled if the purchase price is based in part on the appraised value of any REO property and such appraised value is less than the stated principal balance of the related mortgage loan.

TRANSFER OF MASTER SERVICING

     The master servicer may assign its rights and delegate its duties and obligations as master servicer under the pooling and servicing agreement upon a determination that its duties are no longer permissible under applicable law or if (i) the master servicer has proposed a successor master servicer reasonably satisfactory to the trustee; (ii) the successor master servicer is qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac notwithstanding that the master servicer need not be so qualified; and (iii) each rating agency shall have delivered to the trustee written confirmation that the appointment of such successor master servicer will not result in the qualification, reduction or withdrawal of the then-current ratings assigned by such rating agency to any of the offered certificates. Any such determination permitting the resignation of the master servicer shall be evidenced by an opinion of counsel to such effect delivered to the trustee. No resignation by the master servicer shall become effective until the trustee or a successor master servicer to such appointment shall have assumed the master servicer's responsibilities, duties, liabilities and obligations hereunder. No such assignment or delegation will affect any liability of the master servicer arising prior to the effective date thereof.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     As to any mortgage loan which as of the first business day of a fiscal quarter is delinquent in payment by 91 days or more, EMC Mortgage Corporation may, at its option, purchase such mortgage loan at a price equal to 100% of the stated principal balance thereof plus accrued interest thereon at the applicable mortgage rate, from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which such amount is to be distributed, plus any costs and damages incurred by the trust in connection with any violation by such mortgage loan of any predatory lending or abusive lending law, reduced by any portion of the servicing fee, servicing advances and other advances payable to the purchaser of such mortgage loan; provided that such mortgage loan is still delinquent in payment by 91 days or more as of the date of such purchase and provided further, that this limited purchase option, if not theretofore exercised, shall terminate on the date prior to the last day of such fiscal quarter. Such option, if not exercised, shall not thereafter be reinstated as to any such mortgage loan unless the delinquency is cured and the mortgage loan thereafter again becomes delinquent in payment 91 days or more. In that event, the option shall again become exercisable on the first date of the subsequent fiscal quarter.

     For purposes of the foregoing paragraph, "fiscal quarter" for any year means December 1 through the last day of February, March 1 through May 31, June 1 through August 31, or September 1 through November 30, as applicable.

EVENTS OF DEFAULT

     Events of default under the pooling and servicing agreement include:

               o any failure by the master servicer to deposit in the Distribution Account the required amounts or any failure by the master servicer to remit to the paying agent any payment, including an advance required to be made under the terms of the pooling and servicing agreement, which continues unremedied for one business day after written notice of such failure shall have been given to the master servicer, by the trustee or the depositor, or to the master servicer and the trustee by the holders of certificates evidencing not less than 25% of the voting rights evidenced by the certificates;

               o any failure by the master servicer to observe or perform in any material respect any other of its covenants or agreements, or any breach of a representation or warranty made by the master servicer in the pooling and servicing agreement, which continues unremedied generally for 60 days after the giving of written notice of such failure to the master servicer, by the trustee or the depositor, or to the master servicer and the trustee by the holders of certificates evidencing not less than 25% of the voting rights evidenced by the certificates; or

               o insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the master servicer indicating its insolvency or inability to pay its obligations.

RIGHTS UPON EVENT OF DEFAULT

     So long as an event of default under the pooling and servicing agreement remains unremedied, the trustee shall, but only upon the receipt of written instructions from the holders of certificates having not less than 25% of the voting rights evidenced by the certificates, terminate all of the rights and obligations of the master servicer under the pooling and servicing agreement and in and to the mortgage loans, whereupon EMC Mortgage Corporation will succeed, after a transition period not exceeding 90 days, to all of the responsibilities and duties of the master servicer under the pooling and servicing agreement, including the limited obligation to make advances.

     No assurance can be given that termination of the rights and obligations of the master servicer or any servicer under the pooling and servicing agreement, would not adversely affect the servicing of the mortgage loans, including the delinquency experience of the mortgage loans. The costs and expenses of the trustee and the successor master servicer or successor servicer in connection with the termination of the master servicer or any servicer, appointment of a successor master servicer or successor servicer and the transfer of servicing, to the extent not paid by the terminated master servicer or servicer, will be paid by the trust fund.

     No certificateholder, solely by virtue of such holder's status as a certificateholder, will have any right under the pooling and servicing agreement to institute any proceeding with respect thereto, unless such holder previously has given to the trustee written notice of the continuation of an event of default and unless the holders of certificates having not less than 25% of the voting rights evidenced by the certificates have made written request to the trustee to institute such proceeding in its own name as trustee thereunder and have offered to the trustee reasonable indemnity and the trustee for 60 days has neglected or refused to institute any such proceeding.

THE CUSTODIAN

     Wells Fargo Bank will act as custodian of the mortgage loans pursuant to the custodial agreement. The custodian is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the trustee and the holders of the certificates. The custodian will maintain each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management. Files are segregated by transaction or investor. The custodian has been engaged in the mortgage document custody business for more than 25 years. The custodian maintains document custody facilities in its Minneapolis, Minnesota headquarters and in three regional offices located in Richfield, Minnesota, Irvine, California, and Salt Lake City, Utah. As of June 30, 2006, Wells Fargo Bank maintains mortgage custody vaults in each of those locations with an



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

aggregate capacity of over eleven million files. For a general description of Wells Fargo Bank, see the description herein under "Servicing of the Mortgage Loans--The Master Servicer."

THE TRUSTEE

     The Bank of New York, a New York banking corporation, has been, and currently is, serving as indenture trustee and trustee for numerous securitization transactions and programs involving pools of residential mortgages.

     The Bank of New York is one of the largest corporate trust providers of trust services on securitization transactions.

     If an event of default has not occurred (or has occurred but is no longer continuing) under the pooling and servicing agreement, then the trustee will perform only such duties as are specifically set forth in the pooling and servicing agreement as being the duties to be performed by the trustee prior to the occurrence (or following the discontinuance) of an event of default thereunder. If an event of default occurs and is continuing under the pooling and servicing agreement, the trustee is required to exercise such of the rights and powers vested in it by the pooling and servicing agreement, such as (upon the occurrence and during the continuance of certain events of default) either acting as the master servicer or appointing a successor master servicer, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. Subject to certain qualifications specified in the pooling and servicing agreement, the trustee will be liable for its own negligent action, its own negligent failure to act and its own willful misconduct.

     The trustee's duties and responsibilities under the pooling and servicing agreement include, upon receipt of resolutions, certificates and reports which are specifically required to be furnished to it pursuant to the pooling and servicing agreement, examining them to determine whether they are in the form required by the pooling and servicing agreement, providing to the securities administrator notices of the occurrence of certain events of default under the pooling and servicing agreement, appointing a successor master servicer, and effecting any optional termination of the trust.

     The fee of the trustee will be payable by the master servicer out of funds received by it in respect of the master servicing fee. The pooling and servicing agreement will provide that the trustee and any director, officer, employee or agent of the trustee will be entitled to recover from the distribution account all reasonable out-of pocket expenses, disbursements and advances of the trustee, in connection with any event of default, any breach of the pooling and servicing agreement or any claim or legal action (including any pending or threatened claim or legal action) incurred or made by the trustee in the administration of the trust created pursuant to the pooling and servicing agreement (including the reasonable compensation and disbursements of its counsel), other than any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

     The trustee may resign at any time upon prior written notice, in which event the depositor will be obligated to appoint a successor trustee. The depositor may also remove the trustee if the trustee ceases to be eligible to continue as trustee under the pooling and servicing agreement and fails to resign after written request therefor by the depositor or if the trustee becomes insolvent. Upon becoming aware of those circumstances, the depositor or the master servicer may appoint a successor trustee. The trustee may also be removed at any time by the holders of certificates evidencing more than 50% of the aggregate voting rights in the related trust. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee as set forth in the pooling and servicing agreement.

     On and after the time the master servicer receives a notice of termination pursuant to the pooling and servicing agreement, the sponsor will have the right to replace it as master servicer or, instead, the trustee shall automatically become the successor to the master servicer with respect to the transactions set forth or provided for in the pooling and servicing agreement and after a transition period (not to exceed 90 days), shall be subject to all the responsibilities, duties, liabilities and limitations on liabilities relating thereto placed on the master servicer by the terms and provisions of the pooling and servicing agreement; provided, however, that EMC shall have the right to immediately assume the duties of the master servicer; provided further, however, that the trustee shall have no obligation whatsoever with respect to any liability (other than advances deemed recoverable and not previously made and payments of compensating interest) incurred by the master servicer at or prior to the time of termination. Effective on the date of such notice of termination, as compensation therefor, the trustee shall be entitled to all compensation and reimbursement of expenses that the master servicer would have been entitled to if it had continued to act pursuant to the pooling and servicing agreement except for those amounts due the master servicer as reimbursement permitted under the pooling and servicing agreement for advances previously made or expenses previously incurred. Notwithstanding the foregoing, the trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making advances or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the certificates by each rating agency as the successor to the master servicer pursuant to the pooling and servicing agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the master servicer pursuant to the pooling and servicing agreement. Any successor master servicer shall be an established housing and home finance institution which is a Fannie Mae or Freddie Mac-approved servicer, and with respect to a successor to the master servicer only, having a net worth of not less than $15,000,000; provided, that the trustee shall obtain a letter from each Rating Agency that the ratings, if any, on each of the Certificates will not be lowered as a result of the selection of the successor to the master servicer. If the trustee assumes the duties and responsibilities of the master servicer, the trustee shall not resign as master servicer until a successor master servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the master servicer under the pooling and servicing agreement, the trustee, unless the trustee is prohibited by law from so acting, shall act in such capacity as provided in the pooling and servicing agreement. In connection with such appointment and assumption, the trustee may make such arrangements for the compensation of such successor out of payments on mortgage loans or otherwise as it and such successor shall agree; provided that such compensation shall not be in excess of that which the master servicer would have been entitled to if the master servicer had continued to act under the pooling and servicing agreement. The trustee and such successor shall take such action, consistent with the pooling and servicing agreement, as shall be necessary to effectuate any such succession.

     The costs and expenses of the trustee in connection with the termination of the master servicer, appointment of a successor master servicer to the extent not paid by the terminated master servicer, will be payable to the trustee from the Distribution Account. Any successor to the master servicer as successor servicer under any subservicing agreement shall give notice to the applicable mortgagors of such change of servicer and will, during the term of its service as successor servicer, maintain in force the policy or policies that the master servicer is required to maintain pursuant to the pooling and servicing agreement.

     If the trustee will succeed to any duties of the master servicer respecting the mortgage loans as provided herein, it will do so in a separate capacity and not in its capacity as trustee and, accordingly, the provisions of the pooling and servicing agreement concerning the trustee's duties will be inapplicable to the trustee in its duties as the successor to the master servicer in the servicing of the mortgage loans (although such provisions will continue to apply to the trustee in its capacity as trustee); the provisions of the pooling and servicing agreement relating to the master servicer, however, will apply to the trustee in its capacity as successor master servicer.

     Upon any termination or appointment of a successor to the master  servicer,
the  trustee  will  give  prompt   written  notice  thereof  to  the  securities
administrator and to the Rating Agencies.

     In addition to having express duties under the pooling and servicing agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the pooling and servicing agreement is governed by New York law, certain New York state laws. As a New York banking corporation acting in a fiduciary capacity, the trustee will, in the administration of its duties under the pooling and servicing agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The pooling and servicing agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

THE SECURITIES ADMINISTRATOR

     Under the terms of the pooling and servicing agreement, Wells Fargo Bank is also responsible for securities administration, which includes pool-performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo Bank is responsible for the preparation and filing of all REMIC tax returns on behalf of the Trust and the preparation of monthly reports on Form 10-D, current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust. Wells Fargo Bank has been engaged in the business of securities administration since June 30, 1995. As of June 30, 2006, Wells Fargo Bank was acting as securities administrator with respect to more than $894,773,136,436 of outstanding residential mortgage-backed securities. For a general description of Wells Fargo Bank, see the description herein under "Servicing of the Mortgage Loans--The Master Servicer."

     The securities administrator shall serve as Certificate Registrar and Paying Agent. The securities administrator's office for notices under the pooling and servicing agreement is located at 9062 Old Annapolis Road, Columbia, Maryland 21045 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

     The pooling and servicing agreement will provide that the securities administrator and any director, officer, employee or agent of the securities administrator will be entitled to recover from the distribution account all reasonable out-of pocket expenses, disbursements and advances of the securities administrator, in connection with any event of default, any breach of the pooling and servicing agreement or any claim or legal action (including any pending or threatened claim or legal action) or otherwise incurred or made by the securities administrator in the administration of the trust created pursuant to the pooling and servicing agreement (including the reasonable compensation and disbursements of its counsel), other than any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or which is the responsibility of the certificateholders.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

GENERAL

     The weighted average life of, and the yield to maturity on, each class of offered certificates generally will be directly related to the rate of payment of principal, including prepayments of principal, on the mortgage loans. The actual rate of principal prepayments on pools of mortgage loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of mortgage loans at any time because of specific factors relating to the mortgage loans in the particular pool, including, among other things, the age of the mortgage loans, the geographic locations of the properties securing the loans, the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and employment status. The rate of principal prepayments may also be affected by whether the mortgage loans impose prepayment penalties. No more than approximately 5.03%, 0.91%, and 61.53% of the sub-loan group 1, the sub-loan group 2 and the sub-loan group 3 mortgage loans, respectively, and approximately 16.23% of the mortgage loans in aggregate, by cut-off date principal balance, still provide for the payment by the borrower of a prepayment charge on voluntary prepayments typically made within up to five years from the date of the execution of the related mortgage note. These penalties, if enforced by a servicer, would typically discourage prepayments on the mortgage loans.

     The timing of changes in the rate of prepayments may significantly affect the actual yield to investors who purchase the offered certificates at prices other than par, even if the average rate of principal prepayments is consistent with the expectations of investors. In general, the earlier the payment of principal of the mortgage loans the greater the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal prepayments occurring at a rate higher or lower than the rate anticipated by the investor during the period immediately following the issuance of the offered certificates may not be offset by a subsequent like reduction or increase in the rate of principal prepayments.

     Certain of the mortgage loans are considered subprime mortgage loans. The prepayment behavior of subprime mortgage loans may differ from that of prime mortgage loans in that the prepayment rate may be influenced more by the rate of defaults and liquidations than by voluntary refinancings. Subprime mortgage loans may experience greater defaults in a rising interest rate environment as the borrower's resources are stretched, thereby producing prepayments at a time when prepayments would normally be expected to decline. Alternatively, some borrowers may be able to re-establish or improve their credit rating thereby permitting them to refinance into a lower cost mortgage loan. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase any of the offered certificates. The depositor does not make any representations or warranties as to the rate of prepayment or the factors to be considered in connection with such determination.

     The yields to maturity of the offered certificates and, in particular the subordinate certificates, will be progressively more sensitive, in the order of their payment priority, to the rate, timing and severity of Realized Losses on the mortgage loans. If a Realized Loss is allocated to a class of certificates, that class will thereafter accrue interest on a reduced certificate principal balance. Although the Realized Loss so allocated may be recovered on future distribution dates to the extent there is a Subsequent Recovery, there can be no assurance that those amounts will be available or fully sufficient to repay any Realized Loss.

PREPAYMENTS AND YIELDS OF OFFERED CERTIFICATES

     The extent to which the yield to maturity of an offered certificate may vary from the anticipated yield will depend upon the degree to which it is purchased at a discount or premium and, correspondingly, the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the mortgage loans. In particular, in the case of an offered certificate purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments, liquidations and purchases of the mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of the interest-only certificate and any offered certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments, liquidations and purchases of such mortgage loans could result in an actual yield to such investor that is lower than the anticipated yield.

     The  effective  yield to the  holders of the offered  certificates  have an interest accrual period equal to the calendar month prior to the related distribution date will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to such holders and the purchase price of such certificates because monthly distributions will not be payable to such holders until the 25th day or, if such day is not a business day, the following business day, of the month following the month in which interest accrues on the related mortgage loans, without any additional distribution of interest or earnings thereon in respect of such delay.

     Certain of the mortgage loans are adjustable rate mortgage loans and certain of the mortgage loans are hybrid loans in their fixed rate period. In general, if prevailing interest rates fall significantly below the interest rates on the mortgage loans, those mortgage loans are likely to be subject to higher prepayment rates than if prevailing rates remain at or above the interest rates on these mortgage loans. Conversely, if prevailing interest rates rise appreciably above the interest rates on these mortgage loans, these mortgage loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below the interest rates on such mortgage loans.

     Mortgage loans with higher mortgage rates may prepay faster than mortgage loans with relatively lower mortgage rates in response to a given change in market interest rates. Any such disproportionate prepayment of mortgage loans may reduce the interest rate cap applicable to the offered certificates.

     Subject to the circumstances described under "--Principal Distributions on Senior Certificates" in this free writing prospectus, on each distribution date during the first ten years after the closing date, all principal prepayments on the mortgage loans will generally be allocated to the senior certificates (other than the interest-only certificates). Thereafter, as further described in this free writing prospectus, during some periods, subject to loss and delinquency criteria described in this free writing prospectus, the Senior Prepayment Percentage may continue to be disproportionately large (relative to the Senior Percentage) and the percentage of principal prepayments payable to the subordinate certificates may continue to be disproportionately small.

     The "final scheduled distribution date" for the certificates is the distribution date in October 2036. It is intended that the amounts deposited in the final maturity reserve account will be sufficient to retire the related certificates on the final scheduled distribution date, even though the outstanding principal balance of the mortgage loans having 40-year original terms to maturity have not been reduced to zero on such final scheduled distribution date. The actual final distribution date with respect to each class of offered certificates could occur significantly earlier than its last scheduled distribution date because

               o prepayments are likely to occur which will be applied to the payment of the certificate principal balances thereof, and

               o the depositor may purchase all the mortgage loans and REO properties when the outstanding aggregate Stated Principal Balance thereof has declined to 10% or less of the cut-off date stated principal balance of the mortgage loans and may purchase mortgage loans in certain other circumstances as described herein.

     The sponsor may from time to time implement programs designed to encourage refinancing. These programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. Targeted solicitations may be based on a variety of factors, including the credit of the borrower or the location of the mortgaged property. In addition, the sponsor may encourage assumptions of mortgage loans, including defaulted mortgage loans, under which creditworthy borrowers assume the outstanding indebtedness of the mortgage loans which may be removed from the mortgage pool. As a result of these programs, with respect to the mortgage pool underlying any trust, the rate of principal prepayments of the mortgage loans in the mortgage pool may be higher than would otherwise be the case, and in some cases, the average credit or collateral quality of the mortgage loans remaining in the mortgage pool may decline.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this free writing prospectus, which we refer to as the prepayment model, is a prepayment assumption which represents a constant assumed rate of prepayment, which we abbreviate as CPR, each month relative to the then outstanding principal balance of a pool of mortgage loans similar to the mortgage loans in the mortgage pool for the life of such mortgage loans. For example, 30% CPR assumes a constant prepayment rate of 30% per annum.

     There is no assurance, however, that prepayments on the mortgage loans will conform to any level of the prepayment model, and no representation is made that the mortgage loans will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates. Other factors affecting prepayment of mortgage loans include changes in obligors, housing needs, job transfers and unemployment. In the case of mortgage loans in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease.

     The following tables have been prepared on the basis of the following assumptions, which we refer to, collectively, as modeling assumptions:

               o the mortgage loans prepay at the indicated percentages of CPR;

               o distributions on the offered certificates are received, in cash, on the 25th day of each month, commencing in November 2006, in accordance with the payment priorities defined in this free writing prospectus;

               o no defaults or delinquencies in, or modifications, waivers or amendments respecting, the payment by the mortgagors of principal and interest on the mortgage loans occur;

               o scheduled payments on the mortgage loans are assumed to be received on the first day of each month commencing in November 2006, there are no shortfalls in the payment of interest, and prepayments represent payment in full of individual mortgage loans are assumed to be received on the last day of each month, commencing in October 2006, and include 30 days' interest thereon;

               o    the closing date for the Certificates is November 16, 2006;

               o each index for the adjustable rate mortgage loans remains constant at the following levels:

                         Index                         Rate

                    1-Month LIBOR                     5.328
                    6-Month LIBOR                     5.380
                    1-Year LIBOR                      5.311
                    1-Year CMT                        5.010
                    MTA                               4.664
                    COFI                              4.382

               o the mortgage rate on each adjustable rate mortgage loan will be adjusted on each interest adjustment date to a rate equal to the applicable related index (as described above) plus the applicable gross margin, subject to maximum lifetime mortgage rates, minimum lifetime mortgage rates and periodic caps (as applicable);

               o other than mortgage loans that are balloon mortgage loans or negative amortization loans, scheduled monthly payments of principal and interest on each adjustable rate mortgage loan will be adjusted on each payment adjustment date to equal a fully amortizing payment, subject to periodic payment caps, as applicable;

               o other than mortgage loans that are balloon loans or negative amortization loans, scheduled monthly payments of principal and interest on the mortgage loans are calculated on their respective principal balances (prior to giving effect to prepayments received thereon during the preceding calendar month), mortgage rates and remaining terms to stated maturity such that the mortgage loans will fully amortize by their stated maturities;

               o except as indicated with respect to the weighted average lives, the depositor does not exercise its right to purchase the assets of the trust fund on any optional termination date;

               o scheduled monthly payments of principal and interest on each mortgage loan will be adjusted on each payment adjustment period (set forth in the table below), provided that the amount of the monthly payment on a negative amortization mortgage loan will not increase or decrease by an amount that is more than 7.50% of the monthly payment on that mortgage loan prior to its interest adjustment date (provided, however, that as of the fifth anniversary of the first due date for a negative amortization mortgage loan, and on every fifth anniversary thereafter, and on the last payment adjustment date, prior to the related mortgage loan's scheduled maturity date, the minimum monthly payment on such mortgage loan will be reset without regard to this limitation, and provided further, that if the unpaid principal balance on a mortgage loan exceeds 110%, 115% or 125%, as the case may be, of the original principal balance on such mortgage loan due to the deferred interest being added to the principal balance of such mortgage loan, then the monthly payment on such mortgage loan will be reset on the related payment date without regard to this limitation, so as to amortize fully the then unpaid principal balance of such mortgage loan over its remaining term to maturity);

               o the certificate principal balance of Class P Certificates is $0;

               o there are sufficient funds in the Final Maturity Reserve Account such that the Class 3A Certificates and the subordinate certificates will be paid in full on the distribution date in October 2036; and

               o the mortgage loans have the approximate characteristics described below:

                            MORTGAGE LOAN ASSUMPTIONS



                                                                                                           Original       Remaining
                                                                                                            Amorti-        Amorti-
    Mortgage                                            Initial           Gross             Net             zation          zation
      Loan         Original          Current            Monthly         Mortgage          Mortgage           Term            Term
     Number       Balance ($)      Balance ($)        Payment ($)        Rate (%)         Rate (%)         (months)        (months)
     ------       -----------      -----------        -----------        --------         --------          -------        --------
       1           95,800.00        95,700.00           548.28        6.8750000000      6.3600000000          360              347
       2          686,500.00        639,156.74         4,409.23       6.9213661543      6.6563661543          360              317
       3          896,992.44        888,120.79         5,355.54       6.5036813137      5.9886813137          350              307
       4          146,370.00        136,592.69          845.53        5.6716920485      5.1566920485          360              309
       5          811,950.00        764,670.68         5,008.13       6.3419069958      6.0769069958          360              316
       6          182,000.00        180,029.04         1,272.58       7.5000000000      6.9850000000          360              346
       7           26,250.00        26,049.51           215.96        9.2500000000      8.9850000000          360              346
       8          539,370.00        532,684.11         3,543.81       6.8647450597      6.5997450597          360              346
       9         1,617,381.00      1,519,322.35        9,883.47       6.2193677982      5.9543677982          360              312
      10          856,450.00        809,754.79         4,840.72       5.4585710401      5.1935710401          360              316
      11          103,120.00        103,120.00          569.31        6.6250000000      6.1100000000          360              347
      12          272,000.00        268,618.45         1,696.93       6.3750000000      5.8600000000          360              347
      13          104,000.00        102,755.49          688.43        6.9500000000      6.6850000000          360              347
      14          699,520.00        690,950.90         4,488.94       6.6458576905      6.3808576905          360              347
      15          224,000.00        207,677.90         1,374.97       6.3750000000      6.1100000000          360              313
      16          387,600.00        342,833.05         1,392.76       4.8750000000      4.6100000000          360              312
      17          479,650.00        452,950.58         2,790.06       5.7108326586      5.4036661269          360              312
      18          372,000.00        372,000.00         2,053.75       6.6250000000      6.3600000000          360              348
      19          287,900.00        285,912.92         2,306.16       8.9500000000      8.4350000000          360              348
      20          980,350.00        969,189.83         6,220.88       6.5135366348      6.2485366348          360              348
      21          500,000.00        500,000.00         2,343.75       5.6250000000      5.3600000000          360              313
      22         1,103,081.00      1,028,514.67        6,047.91       5.1801878553      4.9151878553          360              313
      23          574,100.00        569,818.71         4,300.90       8.2128687478      7.9478687478          360              349
      24          981,720.00        966,192.02         6,410.26       6.8117657076      6.5467657076          360              344
      25          818,937.00        751,296.85         4,559.87       5.3304692845      5.0654692845          360              314
      26         1,370,468.00      1,294,090.75        7,799.87       5.5210677999      5.2560677999          360              314
      27          581,000.00        577,019.85         4,288.47       8.0600170907      7.7950170907          360              350
      28          252,000.00        250,463.05         1,960.04       8.6250000000      8.1100000000          360              350
      29          454,450.00        449,682.15         2,697.19       5.9056933898      5.6406933898          360              350
      30          905,122.00        849,859.52         4,782.46       4.8609746732      4.5959746732          360              315
      31           86,700.00        86,282.77           713.26        9.2500000000      8.7350000000          360              351
      32          121,124.00        120,249.91          846.92        7.5000000000      6.9850000000          360              351
      33          710,100.00        669,596.15         3,866.72       5.1242456834      4.8592456834          360              316
      34         1,423,244.00      1,351,608.04        7,726.05       5.0940662650      4.8290662650          360              321
      35          365,510.00        363,620.18         2,779.05       8.3674905980      7.8524905980          360              352
      36          839,000.00        789,841.83         4,484.34       4.9611781007      4.6961781007          360              317
      37          916,600.00        862,621.42         4,845.75       4.8655159685      4.6005159685          360              317
      38          260,350.00        245,221.15         1,358.11       4.7500000000      4.4850000000          360              318
      39         2,242,500.00      2,186,328.23       12,358.94       5.2315506059      4.9665506059          360              341
      40          161,378.44        160,743.22         1,509.26       10.6250000000    10.1100000000          330              325
      41         1,010,370.00       955,226.19         5,777.69       5.5802009535      5.1620612505          360              318
      42         2,232,810.00      2,125,255.87       11,828.17       4.8876216979      4.6100827936          360              324
      43          275,250.00        270,662.96         2,040.96       8.1103536886      7.5953536886          360              337
      44          190,840.00        187,271.75         1,334.39       7.5000000000      7.2350000000          360              337
      45          255,300.00        247,309.80         1,752.44       7.3125324077      6.7975324077          360              325
      46           99,840.00        96,545.91           911.02        10.5971799971    10.0821799971          360              314
      47          199,950.00        182,859.84         2,164.86       12.4883805474    12.1351828737          296              252
      48          726,026.00        670,614.85         3,653.05       4.4356061009      4.1706061009          360              320
      49          384,000.00        383,851.52         1,559.40       4.8750000000      4.6100000000          360              320
      50         1,492,650.00      1,319,309.38        7,204.47       4.6066791959      4.3416791959          360              320
      51          128,250.00        126,766.02          929.91        7.8750000000      7.6100000000          360              344
      52          257,992.00        257,409.55         1,394.30       6.5000000000      5.9850000000          360              345
      53         1,064,560.00      1,001,801.28        5,188.12       4.1704345222      3.9054345222          360              321
      54          452,000.00        452,000.00         1,784.17       4.7367256637      4.4717256637          360              321
      55          184,450.00        181,470.61         1,032.87       5.3750000000      4.8600000000          300              285
      56         4,455,928.00      3,827,082.93       20,621.93       4.4059042725      4.1409042725          360              321
      57          131,766.09        131,575.60         1,283.80       11.1250000000    10.6100000000          328              325
      58           80,750.00        79,643.71           534.53        6.9500000000      6.6850000000          360              345
      59         1,018,300.00       923,410.24         4,968.95       4.1831935135      3.9181935135          360              322
      60          903,000.00        902,652.00         3,478.97       4.6250000000      4.3600000000          360              322
      61         5,891,736.82      5,445,742.59       29,104.52       4.4853610470      4.2203610470          360              324

(BREAK)
                                                                                          Months                             Next
                 Remaining                                                               to Next          Months           Payment
    Mortgage      Term of                                                                Interest        Between          Adjustment
      Loan        Maturity                                             Gross               Rate            Rate             Period
     Number       (months)         Loan Type       Index              Margin %          Adjustment      Adjustment          Months
     ------       --------         ---------       -----              --------          ----------      ----------         ---------
       1            N/A            Adjustable    1YearLibor          2.2500000000           10                12               10
       2            N/A            Adjustable    1YearLibor          2.2500000000           10                12               10
       3            N/A            Adjustable    1YearCMT            2.7500000000           10                12               10
       4            N/A            Adjustable    1YearCMT            2.4686768194           10                12               10
       5            N/A            Adjustable    1YearCMT            2.7500000000           10                12               10
       6            N/A            Adjustable    6MonthLibor         3.2123584687           10                6                10
       7            N/A            Adjustable    6MonthLibor         5.8750000000           10                6                10
       8            N/A            Adjustable    6MonthLibor         3.8144097798           10                6                10
       9            N/A            Adjustable    1YearLibor          2.2500000000           11                12               11
      10            N/A            Adjustable    1YearCMT            2.7500000000           11                12               11
      11            N/A            Adjustable    6MonthLibor         4.1250000000           11                6                11
      12            N/A            Adjustable    6MonthLibor         3.3952206233           11                6                11
      13            N/A            Adjustable    6MonthLibor         3.0000000000           11                6                11
      14            N/A            Adjustable    6MonthLibor         3.4450424010           11                6                11
      15            N/A            Adjustable    1YearLibor          2.2500000000           12                12               12
      16            N/A            Adjustable    1YearCMT            2.7500000000           12                12               12
      17            N/A            Adjustable    1YearCMT            2.7921665317           12                12               12
      18            N/A            Adjustable    6MonthLibor         3.5000000000           12                6                12
      19            N/A            Adjustable    6MonthLibor         5.7500000000           12                6                12
      20            N/A            Adjustable    6MonthLibor         3.4170084964           12                6                12
      21            N/A            Adjustable    1YearCMT            2.7500000000           13                12               13
      22            N/A            Adjustable    1YearCMT            2.7500000000           13                12               13
      23            N/A            Adjustable    6MonthLibor         5.5951298243           13                6                13
      24            N/A            Adjustable    6MonthLibor         3.2982437176           13                6                13
      25            N/A            Adjustable    1YearLibor          2.2500000000           14                12               14
      26            N/A            Adjustable    1YearCMT            2.7500000000           14                12               14
      27            N/A            Adjustable    6MonthLibor         5.5604521535           14                6                14
      28            N/A            Adjustable    6MonthLibor         6.5000000000           14                6                14
      29            N/A            Adjustable    6MonthLibor         3.5057782480           14                6                14
      30            N/A            Adjustable    1YearCMT            2.7500000000           15                12               15
      31            N/A            Adjustable    6MonthLibor         6.8750000000           15                6                15
      32            N/A            Adjustable    6MonthLibor         4.1250000000           15                6                15
      33            N/A            Adjustable    1YearLibor          2.2500000000           16                12               16
      34            N/A            Adjustable    1YearCMT            2.7500000000           16                12               16
      35            N/A            Adjustable    6MonthLibor         6.1976129925           16                6                16
      36            N/A            Adjustable    1YearLibor          2.2500000000           17                12               17
      37            N/A            Adjustable    1YearCMT            2.7500000000           17                12               17
      38            N/A            Adjustable    1YearCMT            2.7500000000           18                12               18
      39            N/A            Adjustable    1YearCMT            2.7500000000           19                12               19
      40            N/A            Adjustable    6MonthLibor         5.8750000000           19                6                19
      41            N/A            Adjustable    1YearLibor          2.2500000000           1                 12                1
      42            N/A            Adjustable    1YearCMT            2.7500000000           1                 12                1
      43            N/A            Adjustable    6MonthLibor         4.9267684429           1                 6                 1
      44            N/A            Adjustable    6MonthLibor         4.7500000000           1                 6                 1
      45            N/A            Adjustable    6MonthLibor         6.2132543575           1                 6                 1
      46            N/A            Adjustable    6MonthLibor         5.3471799971           1                 6                 1
      47            N/A            Adjustable    6MonthLibor         6.9727211289           1                 6                 1
      48            N/A            Adjustable    1YearLibor          2.2500000000           20                12               20
      49            N/A            Adjustable    1YearCMT            2.7500000000           20                12               20
      50            N/A            Adjustable    1YearCMT            2.7500000000           20                12               20
      51            N/A            Adjustable    6MonthLibor         4.2500000000           20                6                20
      52            N/A            Adjustable    1YearLibor          2.7500000000           21                12               21
      53            N/A            Adjustable    1YearLibor          2.2500000000           21                12               21
      54            N/A            Adjustable    1YearCMT            2.7500000000           21                12               21
      55            N/A            Adjustable    1YearCMT            2.2500000000           21                12               21
      56            N/A            Adjustable    1YearCMT            2.7500000000           21                12               21
      57            N/A            Adjustable    6MonthLibor         6.0000000000           21                6                21
      58            N/A            Adjustable    6MonthLibor         3.0000000000           21                6                21
      59            N/A            Adjustable    1YearLibor          2.2500000000           22                12               22
      60            N/A            Adjustable    1YearCMT            2.7500000000           22                12               22
      61            N/A            Adjustable    1YearCMT            2.7500000000           22                12               22

(BREAK)
                                                                                                         Remaining
                   Months           Initial         Subsequent                                            Interest
    Mortgage       Between          Periodic         Periodic           Gross             Gross             Only
      Loan         Payment            Rate             Rate            Minimum           Maximum            Term
     Number      Adjustment         Cap (%)           Cap (%)          Rate (%)         Rate (%)          (months)
     ------      ----------         -------           -------          --------         --------          --------
       1             12           5.0000000000     5.0000000000      2.2500000000     11.8750000000         107
       2             12           2.5988443304     1.0000000000      2.2500000000     10.5748880881         N/A
       3             12           0.8487284258     3.7269073613      2.7500000000     11.9280455266          17
       4             12           3.0000000000     1.0000000000      1.9219847709     10.1637148921         N/A
       5             12           2.8263664824     2.0000000000      2.7500000000     10.9165421152         N/A
       6             6            3.0000000000     3.0000000000      3.2123584687     13.5000000000         N/A
       7             6            3.0000000000     1.0000000000      5.8750000000     15.2500000000         N/A
       8             6            3.0000000000     1.0000000000      4.3453589009     12.8647450597         N/A
       9             12           3.9747351377     1.3012905523      2.2500000000     10.8455576906         N/A
      10             12           2.7331286055     2.0000000000      3.5772878046     11.2141948382         N/A
      11             6            3.0000000000     1.0000000000      4.1250000000     12.6250000000          47
      12             6            3.0000000000     3.0000000000      3.3952206233     12.3750000000         N/A
      13             6            3.0000000000     1.0000000000      3.0000000000     12.9500000000         N/A
      14             6            3.0000000000     1.0000000000      4.2863282290     12.6458576905         N/A
      15             12           2.0000000000     1.0000000000      2.2500000000     11.1250000000         N/A
      16             12           5.0000000000     2.0000000000      2.7500000000     9.8750000000           12
      17             12           4.4940016193     2.0000000000      2.7921665317     11.1324979758         N/A
      18             6            3.0000000000     1.0000000000      3.5000000000     12.6250000000          48
      19             6            0.0000000000     3.0000000000      5.7500000000     14.9500000000         N/A
      20             6            3.0000000000     1.0000000000      3.4170084964     12.5135366348         N/A
      21             12           2.0000000000     2.0000000000      2.7500000000     10.6250000000          13
      22             12           5.0000000000     2.0000000000      2.7500000000     10.1801878553         N/A
      23             6            3.0000000000     1.0000000000      5.5951298243     14.2128687478         N/A
      24             6            3.0000000000     1.0000000000      5.8003201424     12.8117657076         N/A
      25             12           5.0000000000     1.0000000000      2.2500000000     10.3304692845         N/A
      26             12           2.8314576006     2.0000000000      2.7500000000     11.2439152664         N/A
      27             6            3.0000000000     1.0000000000      5.5604521535     14.0600170907         N/A
      28             6            3.0000000000     3.0000000000      6.5000000000     14.6250000000         N/A
      29             6            3.0000000000     1.0000000000      3.5057782480     11.9056933898         N/A
      30             12           5.0000000000     2.0000000000      2.7500000000     9.8609746732          N/A
      31             6            0.0000000000     3.0000000000      6.8750000000     15.2500000000         N/A
      32             6            0.0000000000     3.0000000000      4.1250000000     13.5000000000         N/A
      33             12           3.7963792803     1.0000000000      2.2500000000     10.1242456834         N/A
      34             12           4.3189032155     2.0000000000      2.7500000000     10.3210985265         N/A
      35             6            2.1328754361     2.5984430375      6.1976129925     14.6351952397         N/A
      36             12           5.0000000000     1.0000000000      2.2500000000     9.9611781007          N/A
      37             12           5.0000000000     2.0000000000      2.7500000000     9.8655159685          N/A
      38             12           5.0000000000     2.0000000000      2.7500000000     9.7500000000          N/A
      39             12           2.6026159942     2.0000000000      2.7500000000     11.1403185588         N/A
      40             6            3.0000000000     1.0000000000      6.6250000000     12.6250000000         N/A
      41             12           2.0000000000     1.6125588119      2.2500000000     10.9676421416         N/A
      42             12           2.0501556173     2.0000000000      2.7500000000     10.7873104634         N/A
      43             6            3.0000000000     3.0000000000      8.1103536886     14.1103536886         N/A
      44             6            3.0000000000     1.0000000000      4.7500000000     13.5000000000         N/A
      45             6            3.0000000000     3.0000000000      7.3125324077     13.3125324077         N/A
      46             6            0.7543326279     1.0000000000      8.2857631540     14.2857631540         N/A
      47             6            2.6472093052     1.0000000000     10.4512489798     15.9875397736         N/A
      48             12           5.0000000000     1.1284637971      2.2500000000     9.4356061009          N/A
      49             12           5.0000000000     2.0000000000      2.7500000000     9.8750000000           20
      50             12           5.0000000000     2.0000000000      2.7500000000     9.6066791959          N/A
      51             6            3.0000000000     1.0000000000      4.2500000000     13.8750000000         N/A
      52             12           3.0000000000     2.0000000000      2.7500000000     12.5000000000         105
      53             12           5.0000000000     1.0551299355      2.2500000000     9.1704345222          N/A
      54             12           5.0000000000     2.0000000000      2.7500000000     9.7367256637           21
      55             12           3.0000000000     1.0000000000      0.3750000000     10.3750000000         N/A
      56             12           4.9484577696     2.0000000000      2.7500000000     9.4059042725          N/A
      57             6            3.0000000000     1.0000000000      8.5000000000     14.5000000000         N/A
      58             6            3.0000000000     1.0000000000      3.0000000000     12.9500000000         N/A
      59             12           5.0000000000     1.0000000000      2.2500000000     9.1831935135          N/A
      60             12           5.0000000000     2.0000000000      2.7500000000     9.6250000000           22
      61             12           4.7849211121     2.0000000000      2.7500000000     9.5570540096          N/A


                                                               S-106


                                                                                                         Original       Remaining
                                                                                                          Amorti-        Amorti-
  Mortgage                                            Initial           Gross             Net             zation          zation
    Loan         Original          Current            Monthly         Mortgage          Mortgage           Term            Term
   Number       Balance ($)      Balance ($)        Payment ($)        Rate (%)         Rate (%)         (months)        (months)
   ------       -----------      -----------        -----------        --------         --------          -------        --------
     62           99,867.90        99,721.61           810.62        8.9500000000      8.4350000000          338            336
     63          337,500.00        333,476.55         2,245.40       7.0000000000      6.7350000000          360            346
     64          310,000.00        292,890.51         1,554.60       4.4120823085      4.1470823085          360            323
     65          297,500.00        297,346.69         1,424.79       5.7500000000      5.4850000000          360            347
     66          650,000.00        650,000.00         2,979.17       5.5000000000      5.2350000000          360            347
     67         3,192,664.00      1,909,716.04       16,454.66       4.5098168345      4.2448168345          360            323
     68          110,460.85        110,384.27         1,190.87       12.4538130976    11.9388130976          321            320
     69          203,036.62        202,923.23         1,734.75       9.5826630495      9.0676630495          343            342
     70         1,150,000.00      1,150,000.00        5,270.83       5.5000000000      5.2350000000          360            348
     71         1,766,125.00      1,765,388.26        7,110.01       4.8329329153      4.5679329153          360            324
     72         2,083,910.00      1,859,973.14       11,346.24       5.1081651171      4.8431651171          360            329
     73          292,505.00        289,673.97         1,995.40       7.2500000000      6.9850000000          360            348
     74          300,000.00        297,534.10         2,123.39       7.6250000000      7.1100000000          360            349
     75         1,758,063.00      1,756,960.46        7,152.91       4.8854809594      4.5497942648          360            325
     76         5,158,283.00      4,917,587.90       27,589.75       4.9676080887      4.6970682375          360            327
     77          220,500.00        210,116.43         1,234.74       5.3750000000      5.1100000000          360            326
     78         1,387,500.00      1,387,500.00        7,949.22       6.8750000000      6.3600000000          360            350
     79         1,600,000.00      1,600,000.00        7,000.00       5.2500000000      4.9850000000          360            350
     80         5,738,584.00      5,189,922.38       29,947.43       5.0425113574      4.7775113574          360            326
     81         2,100,000.00      2,099,364.18        7,872.62       4.5000000000      4.2350000000          360            327
     82          753,000.00        714,365.66         4,038.51       4.9924166375      4.7274166375          360            327
     83          608,000.00        607,897.60         2,596.23       5.1250000000      4.8600000000          360            328
     84          432,000.00        429,365.23         3,437.19       8.8750000000      8.6100000000          360            352
     85          485,000.00        483,864.33         2,016.10       5.0000000000      4.7350000000          360            329
     86          299,920.00        297,480.01         1,656.17       5.2500000000      4.9850000000          360            353
     87          783,750.00        748,940.49         4,203.89       4.9914270742      4.7264270742          360            326
     88          806,132.00        702,281.17         3,899.15       4.8877529744      4.6227529744          360            326
     89          529,350.00        518,318.49         3,478.67       6.8715100512      6.3565100512          360            338
     90         1,149,600.00      1,113,736.24        9,578.07       9.4846952340      8.9696952340          360            326
     91          944,468.00        943,611.44         3,485.02       4.4319279554      4.1389610070          360            330
     92          375,900.00        360,112.30         1,849.20       4.2500000000      3.9850000000          360            331
     93          287,920.00        287,920.00         1,499.58       6.2500000000      5.9850000000          360            355
     94         2,031,416.00      2,023,016.95        7,494.21       4.4453686566      4.1803686566          360            331
     95          268,000.00        257,209.41         1,357.92       4.5000000000      4.2350000000          360            331
     96          274,300.00        274,300.00         1,571.51       6.8750000000      6.3600000000          360            355
     97          207,980.00        207,122.09         1,418.79       7.2500000000      6.9850000000          360            356
     98          159,200.00        159,199.86          829.17        6.2500000000      5.7350000000          360            332
     99          841,043.00        838,897.22         3,701.12       5.2942577668      5.0292577668          360            333
     100         972,200.00        971,790.29         4,555.27       5.6250000000      5.3600000000          360            334
     101        1,002,750.00      1,001,794.81        4,582.37       5.4889913135      5.2239913135          360            335
     102         519,200.00        503,330.77         2,947.96       5.5000000000      5.2350000000          360            335
     103         175,050.00        175,050.00          784.08        5.3750000000      5.1100000000          360            336
     104         116,000.00        112,276.24          649.57        5.3750000000      5.1100000000          360            336
     105         333,700.00        324,696.04         1,842.70       5.2500000000      4.9850000000          360            338
     106         965,400.00        962,388.15         4,320.70       5.3874689815      5.1224689815          360            339
     107         394,253.00        383,536.27         2,086.42       4.8750000000      4.6100000000          360            339
     108         667,250.00        529,433.75         4,050.51       6.6055330530      6.2721054641          360            263
     109          86,561.40        86,296.43           915.73        12.2500000000    11.7350000000          329            322
     110          84,800.00        81,385.34           681.85        9.1250000000      8.6100000000          360            315
     111        1,119,288.00      1,093,952.15        7,852.85       7.4742787950      6.9592787950          360            336
     112         300,000.00        294,223.45         3,353.05       13.2500000000    12.9850000000          360            316
     113         120,000.00        120,000.00          637.50        6.3750000000      5.8600000000          360            340
     114        2,219,640.00      2,212,253.03        9,801.31       5.3165609214      5.0515609214          360            340
     115         326,000.00        314,850.73         1,850.99       5.5000000000      5.2350000000          360            340
     116        3,348,640.00      3,346,130.88       14,459.62       5.1855517028      4.9094067629          360            341
     117         482,324.00        470,601.48         2,776.53       5.6250000000      5.3600000000          360            341
     118        3,133,584.00      3,129,924.15       13,768.99       5.2789742281      5.0139742281          360            342
     119         316,100.00        297,372.23         1,750.33       5.2745309263      5.0095309263          360            318
     120        5,401,057.00      5,400,348.02       23,581.77       5.2400532542      4.9750532542          360            343
     121         228,000.00        218,213.12         1,248.26       5.1772132675      4.9122132675          360            331
     122        5,982,486.00      5,893,586.04       27,121.71       5.5222808067      5.2572808067          360            344

(BREAK)
                                                                                          Months                             Next
                 Remaining                                                               to Next          Months           Payment
    Mortgage      Term of                                                                Interest        Between          Adjustment
      Loan        Maturity                                             Gross               Rate            Rate             Period
     Number       (months)         Loan Type       Index              Margin %          Adjustment      Adjustment          Months
     ------       --------         ---------       -----              --------          ----------      ----------         ---------
     62             N/A            Adjustable    6MonthLibor         5.8750000000           22                6               22
     63             N/A            Adjustable    6MonthLibor         3.0000000000           22                6               22
     64             N/A            Adjustable    1YearLibor          2.2500000000           23               12               23
     65             N/A            Adjustable    1YearCMT            2.7500000000           23               12               23
     66             N/A            Adjustable    1YearCMT            2.7500000000           23               12               23
     67             N/A            Adjustable    1YearCMT            2.7500000000           23               12               23
     68             N/A            Adjustable    6MonthLibor         7.2605927344           23                6               23
     69             N/A            Adjustable    6MonthLibor         8.5826630495           23                6               23
     70             N/A            Adjustable    1YearCMT            2.7500000000           24               12               24
     71             N/A            Adjustable    1YearCMT            2.7500000000           24               12               24
     72             N/A            Adjustable    1YearCMT            2.7500000000           24               12               24
     73             N/A            Adjustable    6MonthLibor         3.5000000000           24                6               24
     74             N/A            Adjustable    1YearLibor          2.2500000000           25               12               25
     75             N/A            Adjustable    1YearCMT            2.7500000000           25               12               25
     76             N/A            Adjustable    1YearCMT            2.7500000000           25               12               25
     77             N/A            Adjustable    1YearLibor          2.2500000000           26               12               26
     78             N/A            Adjustable    1YearCMT            2.7500000000           26               12               26
     79             N/A            Adjustable    1YearCMT            2.7500000000           26               12               26
     80             N/A            Adjustable    1YearCMT            2.7500000000           26               12               26
     81             N/A            Adjustable    1YearCMT            2.7500000000           27               12               27
     82             N/A            Adjustable    1YearCMT            2.7500000000           27               12               27
     83             N/A            Adjustable    1YearCMT            2.7500000000           28               12               28
     84             N/A            Adjustable    6MonthLibor         3.7500000000           28                6               28
     85             N/A            Adjustable    1YearCMT            2.7500000000           29               12               29
     86             N/A            Adjustable    1YearCMT            2.7500000000           29               12               29
     87             N/A            Adjustable    1YearLibor          2.2500000000           2                12               2
     88             N/A            Adjustable    1YearCMT            2.7500000000           2                12               2
     89             N/A            Adjustable    6MonthLibor         4.9479060307           2                 6               2
     90             N/A            Adjustable    6MonthLibor         5.5223897076           2                 6               2
     91             N/A            Adjustable    1YearCMT            2.7500000000           30               12               30
     92             N/A            Adjustable    1YearLibor          2.2500000000           31               12               31
     93             N/A            Adjustable    1YearCMT            2.7500000000           31               12               31
     94             N/A            Adjustable    1YearCMT            2.7500000000           31               12               31
     95             N/A            Adjustable    1YearCMT            2.7500000000           31               12               31
     96             N/A            Adjustable    6MonthLibor         5.0000000000           31                6               31
     97             N/A            Adjustable    1YearCMT            2.7500000000           32               12               32
     98             N/A            Adjustable    6MonthLibor         2.2500000000           32                6               32
     99             N/A            Adjustable    1YearCMT            2.7500000000           33               12               33
     100            N/A            Adjustable    1YearCMT            2.7500000000           34               12               34
     101            N/A            Adjustable    1YearCMT            2.7500000000           35               12               35
     102            N/A            Adjustable    1YearCMT            2.7500000000           35               12               35
     103            N/A            Adjustable    1YearCMT            2.7500000000           36               12               36
     104            N/A            Adjustable    1YearCMT            2.2500000000           36               12               36
     105            N/A            Adjustable    1YearCMT            2.7500000000           38               12               38
     106            N/A            Adjustable    1YearCMT            2.7500000000           39               12               39
     107            N/A            Adjustable    1YearCMT            2.7500000000           39               12               39
     108            N/A            Adjustable    1YearCMT            2.8184275889           3                12               3
     109            N/A            Adjustable    6MonthLibor         6.6250000000           3                 6               3
     110            N/A            Adjustable    6MonthLibor         3.7500000000           3                 6               3
     111            N/A            Adjustable    6MonthLibor         4.9366793831           3                 6               3
     112            N/A            Adjustable    6MonthLibor         7.6250000000           3                 6               3
     113            N/A            Adjustable    1YearLibor          2.7500000000           40               12               40
     114            N/A            Adjustable    1YearCMT            2.7212498981           40               12               40
     115            N/A            Adjustable    1YearCMT            2.7500000000           40               12               40
     116            N/A            Adjustable    1YearCMT            2.7500000000           41               12               41
     117            N/A            Adjustable    1YearCMT            2.7500000000           41               12               41
     118            N/A            Adjustable    1YearCMT            2.7500000000           42               12               42
     119            N/A            Adjustable    1YearCMT            2.7500000000           42               12               42
     120            N/A            Adjustable    1YearCMT            2.7500000000           43               12               43
     121            N/A            Adjustable    1YearCMT            2.7500000000           43               12               43
     122            N/A            Adjustable    1YearCMT            2.7500000000           44               12               44

(BREAK)

                                                                                                         Remaining
                   Months           Initial         Subsequent                                            Interest
    Mortgage       Between          Periodic         Periodic           Gross             Gross             Only
      Loan         Payment            Rate             Rate            Minimum           Maximum            Term
     Number      Adjustment         Cap (%)           Cap (%)          Rate (%)         Rate (%)          (months)
     ------      ----------         -------           -------          --------         --------          --------
     62              6            3.0000000000     3.0000000000      8.9500000000     14.9500000000         N/A
     63              6            3.0000000000     1.0000000000      3.0000000000     13.0000000000         N/A
     64              12           5.0000000000     1.0000000000      2.2500000000     9.4120823085          N/A
     65              12           2.0000000000     2.0000000000      2.7500000000     11.7500000000         107
     66              12           2.0000000000     2.0000000000      2.7500000000     11.5000000000          47
     67              12           5.0000000000     2.0000000000      2.7500000000     9.5098168345          N/A
     68              6            1.3627112812     1.0000000000     10.4652538242     16.4652538242         N/A
     69              6            3.0000000000     3.0000000000      9.5826630495     15.5826630495         N/A
     70              12           4.0000000000     2.0000000000      2.7500000000     11.5000000000          24
     71              12           5.0000000000     2.0000000000      2.7500000000     9.8329329153           24
     72              12           4.3961265215     2.0000000000      2.7500000000     10.3094562766         N/A
     73              6            3.0000000000     1.0000000000      3.5000000000     13.2500000000         N/A
     74              12           3.0000000000     2.0000000000      2.2500000000     12.6250000000         N/A
     75              12           5.0000000000     2.8482403355      2.7500000000     9.8854809594           25
     76              12           4.7351983663     2.0664782138      3.0113586531     10.0558752999         N/A
     77              12           5.0000000000     1.0000000000      2.2500000000     10.3750000000         N/A
     78              12           3.0000000000     2.0000000000      2.7500000000     12.8750000000          26
     79              12           4.0000000000     2.0000000000      2.7500000000     11.2500000000          50
     80              12           5.0000000000     2.0000000000      2.7500000000     10.0425113574         N/A
     81              12           5.0000000000     2.0000000000      2.7500000000     9.5000000000           27
     82              12           5.0000000000     2.0000000000      2.7500000000     9.9924166375          N/A
     83              12           5.0000000000     2.0000000000      2.7500000000     10.1250000000          28
     84              6            3.0000000000     1.0000000000      3.7500000000     14.8750000000         N/A
     85              12           5.0000000000     2.0000000000      2.7500000000     10.0000000000          29
     86              12           2.0000000000     2.0000000000      2.7500000000     11.2500000000         N/A
     87              12           2.0000000000     1.0000000000      2.2500000000     10.9914270742         N/A
     88              12           2.0000000000     2.0000000000      2.7500000000     10.8877529744         N/A
     89              6            1.2083758772     3.0000000000      6.8715100512     12.8715100512         N/A
     90              6            2.2782046582     1.7497893397      7.3969863704     13.3969863704         N/A
     91              12           5.0000000000     2.0000000000      2.7500000000     9.4319279554           30
     92              12           5.0000000000     1.0000000000      2.2500000000     9.2500000000          N/A
     93              12           2.0000000000     2.0000000000      2.7500000000     12.2500000000         115
     94              12           5.0000000000     2.0000000000      2.7500000000     9.4453686566           31
     95              12           5.0000000000     2.0000000000      2.7500000000     9.5000000000          N/A
     96              6            2.0000000000     2.0000000000      6.8750000000     12.8750000000          55
     97              12           2.0000000000     2.0000000000      2.7500000000     13.2500000000         N/A
     98              6            3.0000000000     6.0000000000      2.2500000000     12.2500000000          32
     99              12           5.0000000000     2.0000000000      2.7500000000     10.2942577668          33
     100             12           5.0000000000     2.0000000000      2.7500000000     10.6250000000          34
     101             12           5.0000000000     2.0000000000      2.7500000000     10.4889913135          35
     102             12           5.0000000000     2.0000000000      2.7500000000     10.5000000000         N/A
     103             12           5.0000000000     2.0000000000      2.7500000000     10.3750000000          36
     104             12           5.0000000000     2.0000000000      2.2500000000     10.3750000000         N/A
     105             12           5.0000000000     2.0000000000      2.7500000000     10.2500000000         N/A
     106             12           5.0000000000     2.0000000000      2.7500000000     10.3874689815          39
     107             12           5.0000000000     2.0000000000      2.7500000000     9.8750000000          N/A
     108             12           2.2737103556     2.0000000000      2.8184275889     12.1907381235         N/A
     109             6            3.0000000000     1.0000000000      8.3750000000     14.3750000000         N/A
     110             6            0.0000000000     1.0000000000      7.2500000000     13.2500000000         N/A
     111             6            1.2955856342     2.1362762439      6.7872814535     12.7872814535         N/A
     112             6            3.0000000000     1.0000000000     10.5000000000     16.5000000000         N/A
     113             12           5.0000000000     2.0000000000      2.7500000000     11.3750000000         100
     114             12           5.0000000000     2.0000000000      2.7212498981     10.3165609214          40
     115             12           5.0000000000     2.0000000000      2.7500000000     10.5000000000         N/A
     116             12           4.6108938811     2.0000000000      2.7500000000     10.1855517028          41
     117             12           5.0000000000     2.0000000000      2.7500000000     10.6250000000         N/A
     118             12           5.0000000000     2.0000000000      2.7500000000     10.2789742281          42
     119             12           5.0000000000     2.0000000000      2.7500000000     10.2745309263         N/A
     120             12           5.0000000000     2.0000000000      2.7500000000     10.2400532542          43
     121             12           5.0000000000     2.0000000000      2.7500000000     10.1772132675         N/A
     122             12           4.7920586903     2.0000000000      2.7500000000     10.5222808067          44


                                                               S-107



                                                                                                         Original       Remaining
                                                                                                          Amorti-        Amorti-
  Mortgage                                            Initial           Gross             Net             zation          zation
    Loan         Original          Current            Monthly         Mortgage          Mortgage           Term            Term
   Number       Balance ($)      Balance ($)        Payment ($)        Rate (%)         Rate (%)         (months)        (months)
   ------       -----------      -----------        -----------        --------         --------          -------        --------
      123        2,299,000.00      2,265,297.62       12,319.10       5.3666126639      5.1016126639        360           344
      124         698,000.00        698,000.00         3,089.58       5.3116045845      5.0466045845        360           345
      125        4,350,720.00      4,336,538.03       19,491.78       5.3936309248      5.1286309248        360           345
      126         829,975.00        785,555.52         4,331.87       4.7536113456      4.4886113456        360           321
      127         327,250.00        327,250.00         1,431.72       5.2500000000      4.9850000000        360           346
      128         520,000.00        520,000.00         2,437.50       5.6250000000      5.3600000000        360           346
      129         255,920.00        255,920.00         1,172.97       5.5000000000      5.2350000000        360           346
      130        1,192,232.00      1,184,046.60        5,420.14       5.4931557392      5.2281557392        360           346
      131         649,000.00        632,842.91         2,505.00       4.7500000000      4.4850000000        360           322
      132        2,147,430.00      2,033,593.56       11,682.50       5.1326081181      4.8462885642        360           337
      133         695,000.00        695,000.00         3,534.06       6.1019784173      5.7635971223        360           347
      134         346,400.00        346,364.18         1,534.76       5.3172699397      5.0522699397        360           347
      135        6,016,300.00      6,015,294.15       27,139.72       5.4141413783      5.1491413783        360           347
      136        1,590,500.00      1,527,823.38        8,502.60       4.9675716754      4.7025716754        360           333
      137         116,000.00        114,495.48          655.96        6.8750000000      6.3600000000        360           347
      138         414,000.00        414,000.00         2,152.29       6.2385265700      5.7235265700        360           347
      139          97,500.00        95,988.41           712.03        7.9500000000      7.4350000000        360           340
      140         806,888.00        792,079.44         7,084.61       10.0131106528     9.4981106528        360           332
      141         256,700.00        242,884.71         2,586.50       11.4714867189    10.9564867189        180           161
      142         183,421.00        161,621.71         1,046.08       6.0667344829      5.5517344829        360           285
      143         942,300.00        888,087.32         5,845.87       6.3782672111      6.0122486874        360           313
      144         737,886.87        730,540.28         6,075.74       9.1630638946      8.6480638946        354           339
      145         100,060.87        99,998.26           875.60        9.7500000000      9.2350000000        326           325
      146         610,200.00        597,951.61         6,084.85       11.6812739872    11.1662739872        360           327
      147         134,000.00        132,186.92         1,264.82       10.8860055140    10.6210055140        360           334
      148          33,000.00        28,346.48           196.02        5.7500000000      5.2350000000        360           247
      149         200,000.00        191,347.17          998.57        4.3750000000      4.1100000000        360           330
      150          64,000.00        64,000.00           400.53        7.5100000000      6.9950000000        360           342
      151         543,394.55        529,501.55         5,121.60       10.9351875032    10.4201875032        356           319
      152         145,755.00        141,288.29         1,560.69       11.9880832039    11.5746224043        253           231
      153         207,000.00        194,755.19         1,442.56       7.6250000000      7.3600000000        360           308
      154        1,401,990.00      1,334,447.91        7,212.00       4.6434362891      4.3784362891        360           328
      155         297,000.00        293,599.81         2,272.11       8.4450000000      7.9300000000        360           343
      156          52,500.00        52,080.84           462.08        10.0350000000     9.5200000000        360           343
      157         972,550.00        900,269.69         5,809.54       6.0427683370      5.7777683370        360           308
      158         350,500.00        331,484.56         2,205.30       6.5635047376      6.2985047376        360           318
      159         103,200.00        102,196.15          811.88        8.7500000000      8.2350000000        360           344
      160         422,000.00        416,668.13         2,948.58       7.4882037317      6.9732037317        360           344
      161         123,600.00        122,247.14          987.95        8.8763533159      8.6113533159        360           344
      162         377,850.00        355,936.33         2,311.12       6.1872586278      5.9222586278        360           309
      163         848,655.00        798,265.34         5,112.61       6.1960199991      5.9310199991        360           319
      164         161,500.00        159,926.44         1,245.63       8.5329996013      8.0179996013        360           345
      165         153,200.00        150,660.94          881.91        5.6250000000      5.3600000000        360           345
      166         335,940.00        332,247.37         2,486.78       8.0859187238      7.8209187238        360           345
      167        1,757,020.00      1,754,788.76        8,132.62       5.5614347450      5.2964347450        360           344
      168         520,000.00        510,994.13         3,034.58       5.7500000000      5.4850000000        360           344
      169        3,970,350.00      3,968,428.37       18,485.49       5.5897690009      5.3247690009        360           345
      170         959,500.00        944,198.88         5,680.07       5.8816431661      5.6166431661        360           345
      171        2,035,400.00      2,035,002.04        9,111.67       5.3729662613      5.1079662613        360           346
      172         200,000.00        96,737.87           554.27        5.3750000000      5.1100000000        360           346
      173        4,544,500.00      4,543,153.13       20,515.11       5.4187340652      5.1537340652        360           347
      174         243,500.00        243,500.00         1,065.31       5.2500000000      4.9850000000        360           347
      175         500,000.00        493,015.06         2,917.86       5.7500000000      5.4850000000        360           347
      176        5,654,775.00      5,653,329.41       27,547.39       5.8473265177      5.5823265177        360           348
      177         400,000.00        394,299.23         2,366.16       5.8750000000      5.6100000000        360           348
      178        3,325,100.00      3,325,090.00       15,458.31       5.5787877170      5.3137877170        360           349
      179        1,764,500.00      1,743,406.25        8,622.47       5.9349177257      5.5459506354        360           350
      180         846,732.00        846,723.65         4,472.70       6.3388311744      5.9905325533        360           351
      181          88,486.98        85,141.68           513.47        5.7500000000      5.4850000000        360           351
      182         697,100.00        697,100.00         3,588.16       6.1767142447      5.9117142447        360           354
      183         135,920.00        135,794.85          678.97        6.0000000000      5.7350000000        360           355

(BREAK)
                                                                                          Months                             Next
                 Remaining                                                               to Next          Months           Payment
    Mortgage      Term of                                                                Interest        Between          Adjustment
      Loan        Maturity                                             Gross               Rate            Rate             Period
     Number       (months)         Loan Type       Index              Margin %          Adjustment      Adjustment          Months
     ------       --------         ---------       -----              --------          ----------      ----------         ---------
      123           N/A            Adjustable    1YearCMT            2.7500000000           44               12                44
      124           N/A            Adjustable    1YearCMT            2.7500000000           45               12                45
      125           N/A            Adjustable    1YearCMT            2.7500000000           45               12                45
      126           N/A            Adjustable    1YearCMT            2.7500000000           45               12                45
      127           N/A            Adjustable    1YearLibor          2.2500000000           46               12                46
      128           N/A            Adjustable    1YearLibor          2.2500000000           46               12                46
      129           N/A            Adjustable    1YearCMT            2.7500000000           46               12                46
      130           N/A            Adjustable    1YearCMT            2.7500000000           46               12                46
      131           N/A            Adjustable    1YearCMT            2.7500000000           46               12                46
      132           N/A            Adjustable    1YearCMT            2.7500000000           46               12                46
      133           N/A            Adjustable    1YearLibor          2.2500000000           47               12                47
      134           N/A            Adjustable    1YearCMT            2.7500000000           47               12                47
      135           N/A            Adjustable    1YearCMT            2.7500000000           47               12                47
      136           N/A            Adjustable    1YearCMT            2.7500000000           47               12                47
      137           N/A            Adjustable    6MonthLibor         2.7500000000           47                6                47
      138           N/A            Adjustable    6MonthLibor         2.2500000000           47                6                47
      139           N/A            Adjustable    6MonthLibor         6.7500000000           4                 6                4
      140           N/A            Adjustable    6MonthLibor         5.8978713486           4                 6                4
      141           N/A            Adjustable    6MonthLibor         5.9714867189           4                 6                4
      142           N/A            Adjustable    1YearCMT            2.1917344829           5                12                5
      143           N/A            Adjustable    1YearCMT            2.7500000000           5                12                5
      144           N/A            Adjustable    6MonthLibor         5.8066406687           5                 6                5
      145           N/A            Adjustable    6MonthLibor         6.2500000000           5                 6                5
      146           N/A            Adjustable    6MonthLibor         6.3062739872           5                 6                5
      147           N/A            Adjustable    6MonthLibor         7.5000000000           5                 6                5
      148           N/A            Adjustable    1YearCMT            2.8750000000           6                12                6
      149           N/A            Adjustable    1YearCMT            2.7500000000           6                12                6
      150           N/A            Adjustable    6MonthLibor         5.7500000000           6                 6                6
      151           N/A            Adjustable    6MonthLibor         5.7627248943           6                 6                6
      152           N/A            Adjustable    6MonthLibor         6.8630832039           6                 6                6
      153           N/A            Adjustable    1YearLibor          2.2500000000           7                12                7
      154           N/A            Adjustable    1YearCMT            2.7500000000           7                12                7
      155           N/A            Adjustable    6MonthLibor         7.4450000000           7                 6                7
      156           N/A            Adjustable    6MonthLibor         7.3750000000           7                 6                7
      157           N/A            Adjustable    1YearLibor          2.2500000000           8                12                8
      158           N/A            Adjustable    1YearCMT            2.7500000000           8                12                8
      159           N/A            Adjustable    6MonthLibor         5.0000000000           8                 6                8
      160           N/A            Adjustable    6MonthLibor         5.9237053232           8                 6                8
      161           N/A            Adjustable    6MonthLibor         4.7874492299           8                 6                8
      162           N/A            Adjustable    1YearLibor          2.2500000000           9                12                9
      163           N/A            Adjustable    1YearCMT            2.7500000000           9                12                9
      164           N/A            Adjustable    6MonthLibor         5.3153350612           9                 6                9
      165           N/A            Adjustable    6MonthLibor         1.8750000000           9                 6                9
      166           N/A            Adjustable    6MonthLibor         4.1963958737           9                 6                9
      167           N/A            Adjustable    1YearCMT            2.7500000000          104               12               104
      168           N/A            Adjustable    1YearCMT            2.7500000000          104               12               104
      169           N/A            Adjustable    1YearCMT            2.7500000000          105               12               105
      170           N/A            Adjustable    1YearCMT            2.7500000000          105               12               105
      171           N/A            Adjustable    1YearCMT            2.7500000000          106               12               106
      172           N/A            Adjustable    1YearCMT            2.7500000000          106               12               106
      173           N/A            Adjustable    1YearCMT            2.7500000000          107               12               107
      174           N/A            Adjustable    1YearCMT            2.7500000000          107               12               107
      175           N/A            Adjustable    1YearCMT            2.7500000000          107               12               107
      176           N/A            Adjustable    1YearCMT            2.7500000000          108               12               108
      177           N/A            Adjustable    1YearCMT            2.7500000000          108               12               108
      178           N/A            Adjustable    1YearCMT            2.7500000000          109               12               109
      179           N/A            Adjustable    1YearCMT            2.7500000000          110               12               110
      180           N/A            Adjustable    1YearCMT            2.7500000000          111               12               111
      181           N/A            Adjustable    1YearCMT            2.7500000000          111               12               111
      182           N/A            Adjustable    1YearCMT            2.7500000000          114               12               114
      183           N/A            Adjustable    1YearCMT            2.7500000000          115               12               115

(BREAK)

                                                                                                         Remaining
                   Months           Initial         Subsequent                                            Interest
    Mortgage       Between          Periodic         Periodic           Gross             Gross             Only
      Loan         Payment            Rate             Rate            Minimum           Maximum            Term
     Number      Adjustment         Cap (%)           Cap (%)          Rate (%)         Rate (%)          (months)
     ------      ----------         -------           -------          --------         --------          --------
      123             12           5.0000000000     2.0000000000      2.7500000000     10.3666126639         N/A
      124             12           5.0000000000     2.0000000000      2.7500000000     10.3116045845         105
      125             12           4.9486509150     2.0000000000      2.7500000000     10.3936309248          45
      126             12           5.0000000000     2.0000000000      4.9432783567     9.7536113456          N/A
      127             12           5.0000000000     1.0000000000      2.2500000000     10.2500000000         106
      128             12           5.0000000000     1.0000000000      2.2500000000     10.6250000000          46
      129             12           5.0000000000     2.0000000000      2.7500000000     10.5000000000         106
      130             12           5.0000000000     2.0000000000      2.7500000000     10.4931557392          46
      131             12           5.0000000000     2.0000000000      2.7500000000     9.7500000000           46
      132             12           5.0000000000     2.2558346467      2.7500000000     10.1326081181         N/A
      133             12           5.0000000000     2.1741007194      2.2500000000     11.1019784173         107
      134             12           5.0000000000     2.0000000000      2.7500000000     10.3172699397         107
      135             12           5.0000000000     2.0000000000      2.7500000000     10.4141413783          47
      136             12           4.4563050344     2.0000000000      4.8021061996     9.9675716754          N/A
      137             6            2.0000000000     2.0000000000      6.8750000000     12.8750000000         107
      138             6            6.0000000000     4.1835748792      2.2500000000     12.2385265700          47
      139             6            3.0000000000     3.0000000000      7.9500000000     13.9500000000         N/A
      140             6            1.8374186433     2.4378377250      8.3850394725     14.3850394725         N/A
      141             6            2.0000000000     1.1974175320      5.9714867189     14.0000000000         N/A
      142             12           1.5112919545     1.0000000000      2.3195574716     10.4586724147         N/A
      143             12           2.0000000000     2.0000000000      2.7500000000     11.4406716124         N/A
      144             6            2.7427718838     3.0000000000      8.5572274512     14.5572274512         N/A
      145             6            3.0000000000     3.0000000000      9.7500000000     15.7500000000         N/A
      146             6            3.0000000000     1.4968408731      8.6019649424     14.6019649424         N/A
      147             6            3.0000000000     1.0000000000      7.5000000000     15.3649269988         N/A
      148             12           1.0000000000     1.0000000000      1.3750000000     11.3750000000         N/A
      149             12           2.0000000000     2.0000000000      2.7500000000     10.3750000000         N/A
      150             6            3.0000000000     3.0000000000      7.5100000000     13.5100000000          42
      151             6            2.4812142476     1.0000000000      8.4093985664     14.4093985664         N/A
      152             6            2.4061568018     1.5938431982      6.8630832039     15.3200096059         N/A
      153             12           2.0000000000     1.0000000000      2.2500000000     11.7975814663         N/A
      154             12           2.0000000000     2.0000000000      2.7500000000     10.0550514192         N/A
      155             6            3.0000000000     3.0000000000      8.4450000000     14.4450000000         N/A
      156             6            3.0000000000     3.0000000000     10.0350000000     16.0350000000         N/A
      157             12           4.4894263296     1.3587783345      2.2500000000     10.8300293077         N/A
      158             12           2.7114772103     2.0000000000      2.7500000000     10.8006638077         N/A
      159             6            3.0000000000     1.0000000000      5.0000000000     14.7500000000         N/A
      160             6            1.0645768852     3.0000000000      7.4882037317     13.4882037317         N/A
      161             6            3.0000000000     1.0000000000      7.7102669457     14.8763533159         N/A
      162             12           5.0000000000     1.0000000000      2.2500000000     11.1872586278         N/A
      163             12           2.5967884438     2.0000000000      2.7500000000     10.3949494804         N/A
      164             6            3.0000000000     3.0000000000      5.3153350612     14.5329996013         N/A
      165             6            3.0000000000     1.0000000000      1.8750000000     11.6250000000         N/A
      166             6            3.0000000000     1.0000000000      4.1963958737     14.0859187238         N/A
      167             12           5.0000000000     2.0000000000      2.7500000000     10.5614347450         104
      168             12           5.0000000000     2.0000000000      2.7500000000     10.7500000000         N/A
      169             12           5.0000000000     2.0000000000      2.7500000000     10.5897690009         105
      170             12           5.0000000000     2.0000000000      2.7500000000     10.8816431661         N/A
      171             12           4.3611800016     2.0000000000      2.7500000000     10.3729662613         106
      172             12           5.0000000000     2.0000000000      2.7500000000     10.3750000000         N/A
      173             12           5.0000000000     2.0000000000      2.7500000000     10.4187340652         107
      174             12           5.0000000000     2.0000000000      2.7500000000     10.2500000000          47
      175             12           5.0000000000     2.0000000000      2.7500000000     10.7500000000         N/A
      176             12           5.0000000000     2.0000000000      2.7500000000     10.8473265177         108
      177             12           5.0000000000     2.0000000000      2.7500000000     10.8750000000         N/A
      178             12           5.0000000000     2.0000000000      2.7500000000     10.5787877170         109
      179             12           5.0000000000     2.0000000000      2.7500000000     10.9349177257         110
      180             12           5.0000000000     2.0000000000      2.7500000000     11.3388311744         111
      181             12           5.0000000000     2.0000000000      2.7500000000     10.7500000000         N/A
      182             12           3.5654855831     2.0000000000      2.7500000000     11.1767142447         114
      183             12           5.0000000000     2.0000000000      2.7500000000     11.0000000000         115


                                                               S-108


                                                                                                         Original       Remaining
                                                                                                          Amorti-        Amorti-
  Mortgage                                            Initial           Gross             Net             zation          zation
    Loan         Original          Current            Monthly         Mortgage          Mortgage           Term            Term
   Number       Balance ($)      Balance ($)        Payment ($)        Rate (%)         Rate (%)         (months)        (months)
   ------       -----------      -----------        -----------        --------         --------          -------        --------
    184         210,000.00        208,944.19         1,259.06       6.0000000000      5.7350000000          360            355
    185         214,200.00        206,212.81         1,138.47       6.6250000000      6.3600000000          360            356
    186         121,500.00        121,067.64          777.98        6.6250000000      6.3600000000          360            356
    187        1,417,000.00      1,416,985.00        6,546.60       5.5441064126      5.2791064126          360            348
    188        2,343,000.00      2,310,217.73       10,039.16       5.2146608482      4.9496608482          360            348
    189        1,017,773.00      1,017,507.13        4,931.11       5.8155238652      5.5505238652          360            348
    190        2,925,450.00      2,807,918.84       16,137.92       5.2399397328      4.9683811369          360            328
    191         120,000.00        120,000.00          662.50        6.6250000000      6.1100000000          360            348
    192         136,000.00        136,000.00          779.17        6.8750000000      6.3600000000          360            348
    193         507,200.00        501,794.50         3,289.69       6.7500000000      6.2350000000          360            348
    194         417,600.00        417,600.00         2,211.75       6.3556034483      5.8406034483          360            349
    195         711,000.00        709,095.29         3,567.45       6.0371895874      5.7721895874          360            349
    196         184,000.00        183,974.70          843.22        5.5000000000      5.2350000000          360            349
    197        1,787,000.00      1,785,054.21        7,889.89       5.3039709765      5.0389709765          360            349
    198         286,000.00        286,000.00         1,340.63       5.6250000000      5.3600000000          360            325
    199         804,754.00        778,503.77         4,382.81       5.1292406249      4.8642406249          360            336
    200          61,600.00        61,599.67           333.66        6.5000000000      5.9850000000          360            349
    201         359,650.00        359,648.00         1,685.85       5.6250000000      5.1100000000          360            349
    202         134,725.00        134,725.00          870.10        7.7500000000      7.2350000000          360            349
    203         707,500.00        707,500.00         3,316.41       5.6250000000      5.3600000000          360            350
    204         381,117.00        378,451.00         2,796.51       8.0000000000      7.4850000000          360            350
    205         471,600.00        471,600.00         2,259.75       5.7500000000      5.4850000000          360            350
    206        1,664,907.00      1,664,907.00        7,899.57       5.6937034621      5.4120358645          360            350
    207        2,122,175.00      2,077,627.04       12,672.16       5.9657107466      5.7007107466          360            345
    208         282,000.00        280,832.26         1,696.69       7.2500000000      6.7350000000          360            350
    209        1,408,000.00      1,408,000.00        6,850.83       5.8387784091      5.5737784091          360            351
    210         116,000.00        115,969.92          604.01        6.2500000000      5.9850000000          360            351
    211         116,880.00        116,880.00          718.32        7.3750000000      6.8600000000          360            351
    212          10,000.00         9,215.38           66.22         8.5000000000      7.9850000000          240            231
    213         112,000.00        111,194.37          764.04        7.2500000000      6.7350000000          360            351
    214         218,000.00        217,767.00         1,066.20       5.8750000000      5.6100000000          360            352
    215        1,225,787.00      1,224,210.45        6,047.31       5.9277166459      5.6627166459          360            352
    216         500,000.00        500,000.00         3,645.83       8.7500000000      8.2350000000          360            352
    217         150,000.00        100,000.00          520.83        6.2500000000      5.9850000000          360            353
    218         776,595.00        769,348.67         4,416.28       5.5118905142      5.2468905142          360            353
    219          44,000.00        43,363.51           302.64        8.3750000000      7.8600000000          240            233
    220         283,000.00        283,000.00         1,650.83       7.0000000000      6.4850000000          360            354
    221         517,600.00        517,600.00         2,695.83       6.2500000000      5.9850000000          360            354
    222        1,866,800.00      1,866,750.50        9,384.70       6.0327497147      5.7677497147          360            354
    223         179,600.00        177,112.94         1,019.75       5.5000000000      5.2350000000          360            354
    224        1,320,670.00      1,320,670.00        7,291.20       6.6250000000      6.1100000000          360            354
    225          58,000.00        57,228.96           423.26        8.8750000000      8.3600000000          240            234
    226         310,000.00        309,969.14         1,582.13       6.1250000000      5.8600000000          360            355
    227         396,000.00        396,000.00         2,021.25       6.1250000000      5.8600000000          360            355
    228         104,000.00        104,000.00          595.83        6.8750000000      6.3600000000          360            356
    229         949,139.00        949,139.00         4,350.22       5.5000000000      5.2350000000          360            356
    230         655,600.00        655,600.00         4,035.00       7.3856009762      6.8706009762          360            356
    231         128,000.00        127,566.14          840.87        6.8750000000      6.3600000000          360            356
    232          20,000.00        19,924.91           136.98        8.2500000000      7.7350000000          240            237
    233         155,000.00        154,924.13          758.48        5.8750000000      5.6100000000          360            334
    234         600,000.00        595,095.05         2,913.49       5.8750000000      5.6100000000          360            335
    235         375,000.00        364,315.81         2,099.90       5.3750000000      5.1100000000          360            336
    236        1,649,841.00      1,649,691.30        7,561.08       5.5000000000      5.2350000000          360            341
    237         139,192.00        139,192.00          637.96        5.5000000000      5.2350000000          360            342
    238         560,000.00        548,355.57         3,223.68       5.6250000000      5.3600000000          360            342
    239        1,213,150.00      1,212,803.77        5,857.93       5.7960808460      5.5310808460          360            344
    240         224,000.00        221,118.46         1,307.20       5.7500000000      5.4850000000          360            348
    241         365,000.00        364,022.00         1,744.27       5.7500000000      5.4850000000          360            349
    242         374,240.00        374,195.94         1,852.50       5.9407289534      5.6757289534          360            349
    243         296,000.00        292,436.43         1,703.94       5.6250000000      5.3600000000          360            349
    244         240,000.00        239,400.00         1,168.56       5.8574561404      5.5924561404          360            350

(BREAK)
                                                                                          Months                             Next
                 Remaining                                                               to Next          Months           Payment
    Mortgage      Term of                                                                Interest        Between          Adjustment
      Loan        Maturity                                             Gross               Rate            Rate             Period
     Number       (months)         Loan Type       Index              Margin %          Adjustment      Adjustment          Months
     ------       --------         ---------       -----              --------          ----------      ----------         ---------
    184             N/A            Adjustable    1YearCMT            2.7500000000          115               12               115
    185             N/A            Adjustable    1YearCMT            2.7500000000          116               12               116
    186             N/A            Adjustable    1YearCMT            2.7500000000          116               12               116
    187             N/A            Adjustable    1YearLibor          2.2500000000           48               12                48
    188             N/A            Adjustable    1YearCMT            2.7500000000           48               12                48
    189             N/A            Adjustable    1YearCMT            2.7500000000           48               12                48
    190             N/A            Adjustable    1YearCMT            2.7500000000           48               12                48
    191             N/A            Adjustable    6MonthLibor         2.2500000000           48                6                48
    192             N/A            Adjustable    6MonthLibor         2.2500000000           48                6                48
    193             N/A            Adjustable    6MonthLibor         2.2500000000           48                6                48
    194             N/A            Adjustable    1YearLibor          2.3793103448           49               12                49
    195             N/A            Adjustable    1YearLibor          2.2500000000           49               12                49
    196             N/A            Adjustable    1YearCMT            2.7500000000           49               12                49
    197             N/A            Adjustable    1YearCMT            2.7500000000           49               12                49
    198             N/A            Adjustable    1YearCMT            2.7500000000           49               12                49
    199             N/A            Adjustable    1YearCMT            2.7500000000           49               12                49
    200             N/A            Adjustable    6MonthLibor         2.2500000000           49                6                49
    201             N/A            Adjustable    6MonthLibor         2.2500000000           49                6                49
    202             N/A            Adjustable    6MonthLibor         2.2500000000           49                6                49
    203             N/A            Adjustable    1YearLibor          2.2500000000           50               12                50
    204             N/A            Adjustable    1YearLibor          2.2500000000           50               12                50
    205             N/A            Adjustable    1YearCMT            2.7500000000           50               12                50
    206             N/A            Adjustable    1YearCMT            2.7500000000           50               12                50
    207             N/A            Adjustable    1YearCMT            2.7500000000           50               12                50
    208             N/A            Adjustable    6MonthLibor         2.7500000000           50                6                50
    209             N/A            Adjustable    1YearCMT            2.7500000000           51               12                51
    210             N/A            Adjustable    1YearCMT            2.7500000000           51               12                51
    211             N/A            Adjustable    6MonthLibor         2.2500000000           51                6                51
    212             N/A            Adjustable    6MonthLibor         3.6250000000           51                6                51
    213             N/A            Adjustable    6MonthLibor         2.7500000000           51                6                51
    214             N/A            Adjustable    1YearLibor          2.7500000000           52               12                52
    215             N/A            Adjustable    1YearCMT            2.7500000000           52               12                52
    216             N/A            Adjustable    6MonthLibor         2.2500000000           52                6                52
    217             N/A            Adjustable    1YearCMT            2.7500000000           53               12                53
    218             N/A            Adjustable    1YearCMT            2.7500000000           53               12                53
    219             N/A            Adjustable    6MonthLibor         3.3750000000           53                6                53
    220             N/A            Adjustable    1YearLibor          2.2500000000           54               12                54
    221             N/A            Adjustable    1YearCMT            2.7500000000           54               12                54
    222             N/A            Adjustable    1YearCMT            2.7500000000           54               12                54
    223             N/A            Adjustable    1YearCMT            2.7500000000           54               12                54
    224             N/A            Adjustable    6MonthLibor         2.7500000000           54                6                54
    225             N/A            Adjustable    6MonthLibor         3.7500000000           54                6                54
    226             N/A            Adjustable    1YearCMT            2.7500000000           55               12                55
    227             N/A            Adjustable    1YearCMT            2.7500000000           55               12                55
    228             N/A            Adjustable    1YearLibor          3.2500000000           56               12                56
    229             N/A            Adjustable    1YearCMT            2.7500000000           56               12                56
    230             N/A            Adjustable    6MonthLibor         2.2500000000           56                6                56
    231             N/A            Adjustable    6MonthLibor         2.2500000000           56                6                56
    232             N/A            Adjustable    6MonthLibor         2.8750000000           57                6                57
    233             N/A            Adjustable    1YearCMT            2.7500000000           58               12                58
    234             N/A            Adjustable    1YearCMT            2.7500000000           59               12                59
    235             N/A            Adjustable    1YearCMT            2.7500000000           60               12                60
    236             N/A            Adjustable    1YearCMT            2.7500000000           65               12                65
    237             N/A            Adjustable    1YearCMT            2.7500000000           66               12                66
    238             N/A            Adjustable    1YearCMT            2.7500000000           66               12                66
    239             N/A            Adjustable    1YearCMT            2.7500000000           68               12                68
    240             N/A            Adjustable    1YearCMT            2.7500000000           72               12                72
    241             N/A            Adjustable    1YearCMT            2.7500000000           73               12                73
    242             N/A            Adjustable    1YearCMT            2.7500000000           73               12                73
    243             N/A            Adjustable    1YearCMT            2.7500000000           73               12                73
    244             N/A            Adjustable    1YearCMT            2.7500000000           74               12                74

(BREAK)

                                                                                                      Remaining
                   Months           Initial         Subsequent                                         Interest
 Mortgage         Between          Periodic         Periodic           Gross             Gross          Only
   Loan           Payment            Rate             Rate            Minimum           Maximum         Term
  Number        Adjustment         Cap (%)           Cap (%)          Rate (%)         Rate (%)       (months)
  ------        ----------         -------           -------          --------         --------       --------
    184            12           5.0000000000     2.0000000000      2.7500000000     11.0000000000         N/A
    185            12           5.0000000000     2.0000000000      2.7500000000     11.6250000000         116
    186            12           5.0000000000     2.0000000000      2.7500000000     11.6250000000         N/A
    187            12           5.0000000000     1.0000000000      2.2500000000     10.5441064126          48
    188            12           5.0000000000     2.0000000000      2.7500000000     10.2146608482         108
    189            12           5.0000000000     2.0000000000      2.7500000000     10.8155238652          48
    190            12           5.0000000000     2.0787031508      3.0615819980     10.2399397328         N/A
    191            6            6.0000000000     2.0000000000      2.2500000000     12.6250000000         108
    192            6            3.0000000000     5.0000000000      2.2500000000     11.8750000000          48
    193            6            6.0000000000     2.0000000000      2.2500000000     12.7500000000         N/A
    194            12           5.0000000000     5.0000000000      2.3793103448     11.3556034483         109
    195            12           5.0000000000     1.0000000000      2.2500000000     11.0371895874          49
    196            12           5.0000000000     2.0000000000      2.7500000000     10.5000000000         109
    197            12           3.7675444322     2.0000000000      2.7500000000     10.3039709765          49
    198            12           5.0000000000     2.0000000000      2.7500000000     10.6250000000          49
    199            12           5.0000000000     2.0000000000      2.7500000000     10.1292406249         N/A
    200            6            6.0000000000     6.0000000000      2.2500000000     12.5000000000         109
    201            6            6.0000000000     6.0000000000      2.2500000000     11.6250000000         109
    202            6            5.0000000000     5.0000000000      2.2500000000     12.7500000000          49
    203            12           5.0000000000     1.0000000000      2.2500000000     10.6250000000          50
    204            12           5.0000000000     5.0000000000      2.2500000000     13.0000000000         N/A
    205            12           5.0000000000     2.0000000000      2.7500000000     10.7500000000         110
    206            12           4.8666592188     2.2000111718      2.7500000000     10.6937034621          50
    207            12           5.0000000000     2.0000000000      2.7500000000     10.9657107466         N/A
    208            6            6.0000000000     2.0000000000      7.2500000000     13.2500000000         110
    209            12           5.0000000000     2.0000000000      2.7500000000     10.8387784091         111
    210            12           5.0000000000     2.0000000000      2.7500000000     11.2500000000          51
    211            6            6.0000000000     2.0000000000      2.2500000000     13.3750000000         111
    212            6            0.0000000000     0.0000000000      3.6250000000     16.0000000000         111
    213            6            6.0000000000     6.0000000000      7.2500000000     13.2500000000         N/A
    214            12           5.0000000000     1.0000000000      2.7500000000     10.8750000000          52
    215            12           4.6906495938     2.0000000000      2.7500000000     10.9277166459          52
    216            6            5.0000000000     5.0000000000      2.2500000000     13.7500000000          52
    217            12           5.0000000000     2.0000000000      2.7500000000     11.2500000000         113
    218            12           3.5897379403     2.0000000000      2.7500000000     10.5118905142         N/A
    219            6            0.0000000000     0.0000000000      3.3750000000     16.0000000000         113
    220            12           5.0000000000     2.0000000000      2.2500000000     12.0000000000         114
    221            12           5.0000000000     2.0000000000      2.7500000000     11.2500000000         114
    222            12           5.0000000000     2.0000000000      2.7500000000     11.0327497147          54
    223            12           5.0000000000     2.0000000000      2.7500000000     10.5000000000         N/A
    224            6            5.0000000000     1.0000000000      2.7500000000     11.6250000000         114
    225            6            0.0000000000     0.0000000000      3.7500000000     16.0000000000         114
    226            12           5.0000000000     2.0000000000      2.7500000000     11.1250000000         115
    227            12           5.0000000000     2.0000000000      2.7500000000     11.1250000000          55
    228            12           3.2500000000     2.0000000000      3.2500000000     10.1250000000         116
    229            12           5.0000000000     2.0000000000      2.7500000000     10.5000000000         116
    230            6            4.5424039048     1.2287980476      2.2500000000     12.6143990238         116
    231            6            6.0000000000     2.0000000000      2.2500000000     12.8750000000         N/A
    232            6            0.0000000000     0.0000000000      2.8750000000     16.0000000000         117
    233            12           5.0000000000     2.0000000000      2.7500000000     10.8750000000          58
    234            12           5.0000000000     2.0000000000      2.7500000000     10.8750000000          59
    235            12           5.0000000000     2.0000000000      2.7500000000     10.3750000000         N/A
    236            12           5.0000000000     2.0000000000      2.7500000000     10.5000000000          65
    237            12           5.0000000000     2.0000000000      2.7500000000     10.5000000000          66
    238            12           5.0000000000     2.0000000000      2.7500000000     10.6250000000         N/A
    239            12           5.0000000000     2.0000000000      2.7500000000     10.7960808460          68
    240            12           5.0000000000     2.0000000000      2.7500000000     10.7500000000         N/A
    241            12           5.0000000000     2.0000000000      2.7500000000     10.7500000000         109
    242            12           5.0000000000     2.0000000000      2.7500000000     10.9407289534          73
    243            12           5.0000000000     2.0000000000      2.7500000000     10.6250000000         N/A
    244            12           5.0000000000     2.0000000000      2.7500000000     10.8574561404          74


                                                               S-109


                                                                                                         Original       Remaining
                                                                                                          Amorti-        Amorti-
  Mortgage                                            Initial           Gross             Net             zation          zation
    Loan         Original          Current            Monthly         Mortgage          Mortgage           Term            Term
   Number       Balance ($)      Balance ($)        Payment ($)        Rate (%)         Rate (%)         (months)        (months)
   ------       -----------      -----------        -----------        --------         --------          -------        --------
   245         867,733.00        858,634.70         5,126.57       5.8590030137      5.5940030137          360              350
   246         250,196.00        230,503.52         1,401.03       5.3750000000      5.1100000000          360              351
   247         132,000.00        132,000.00          687.50        6.2500000000      5.9850000000          360              352
   248         644,330.00        639,496.71         4,035.26       6.4109724544      6.1459724544          360              352
   249         660,000.00        657,902.17         3,270.54       5.9654026126      5.7004026126          360              353
   250         903,840.00        897,229.02         5,441.69       6.0370164771      5.7720164771          360              353
   251         304,400.00        304,400.00         1,458.58       5.7500000000      5.4850000000          360              354
   252        1,531,715.00      1,522,919.76        9,513.32       6.3304296347      6.0654296347          360              354
   253         222,500.00        222,500.00         1,182.03       6.3750000000      6.1100000000          360              355
   254         730,000.00        730,000.00         3,269.79       5.3750000000      5.1100000000          360              355
   255         518,420.00        516,038.39         3,359.29       6.7400970425      6.4750970425          360              355
   256         171,095.80        170,444.31          979.44        5.5000000000      4.9850000000          326              323
   257         242,794.34        242,462.14         1,419.72       5.3750000000      4.8600000000          325              324
   258         352,000.00        356,561.73         1,132.18       8.2500000000      7.7350000000          360              350
   259         216,000.00        222,611.01          694.74        8.7500000000      8.2350000000          360              349
   260         408,000.00        415,613.23         1,312.29       8.2500000000      7.7350000000          360              348
   261         192,000.00        196,914.26          663.86        8.6250000000      8.1100000000          360              346
   262         716,000.00        722,655.83         3,018.69       8.8750000000      8.3600000000          360              352
   263         488,000.00        494,887.35         1,803.75       8.8750000000      8.3600000000          360              351
   264         320,000.00        324,801.71         1,055.30       8.8750000000      8.3600000000          480              475
   265         466,000.00        471,530.84         1,947.59       8.8750000000      8.3600000000          480              472
   266         620,000.00        620,999.13         2,369.93       8.8750000000      8.3600000000          360              358
   267         400,000.00        413,900.29         1,211.31       8.8750000000      8.3600000000          480              466
   268         528,000.00        536,574.73         1,698.26       7.6250000000      7.1100000000          360              349
   269         152,450.00        155,494.54          563.49        8.1250000000      7.6100000000          360              349
   270         344,000.00        343,180.23         1,106.44       8.1250000000      7.6100000000          360              359
   271        1,360,000.00      1,360,919.13        5,198.55       7.7500000000      7.2350000000          360              358
   272        1,050,000.00      1,053,637.31        3,377.21       7.5000000000      6.9850000000          360              357
   273         513,000.00        514,630.39         2,162.83       8.1250000000      7.6100000000          360              357
   274         618,000.00        626,815.93         2,284.25       8.1250000000      7.6100000000          360              354
   275         508,000.00        514,985.36         1,633.93       7.2500000000      6.7350000000          360              351
   276         980,000.00        990,345.73         2,477.99       8.1250000000      7.6100000000          480              476
   277         696,000.00        709,433.89         1,759.88       7.7500000000      7.2350000000          480              472
   278        1,036,000.00      1,059,977.39        2,619.60       7.6809269135      7.1659269135          480              471
   279         476,000.00        484,748.09         1,441.46       7.7500000000      7.2350000000          480              471
   280         330,400.00        332,969.83         1,062.70       8.1250000000      7.6100000000          360              356
   281         107,600.00        110,404.81          427.54        8.1250000000      7.6100000000          360              348
   282         136,000.00        138,399.53          437.43        7.8750000000      7.3600000000          360              351
   283         360,000.00        367,153.93         1,286.08       8.6250000000      8.1100000000          360              351
   284         752,000.00        766,173.13         2,418.74       7.7794319102      7.2644319102          360              350
   285         440,000.00        447,857.40         1,626.33       8.1250000000      7.6100000000          360              350
   286         184,500.00        187,241.28          717.07        7.8750000000      7.3600000000          360              350
   287         212,000.00        211,953.13          837.66        8.0000000000      7.4850000000          360              350
   288         385,600.00        390,177.87         1,240.25       5.7380000000      5.2230000000          360              349
   289        1,383,200.00      1,420,046.02        4,448.93       8.1250000000      7.6100000000          360              348
   290         358,400.00        366,033.42         1,391.25       8.1250000000      7.6100000000          360              348
   291         248,400.00        255,633.06          858.88        8.1250000000      7.6100000000          360              347
   292         412,000.00        419,274.42         1,522.84       8.0000000000      7.4850000000          360              347
   293         428,000.00        434,696.85         1,939.80       7.6250000000      7.1100000000          360              347
   294         260,570.00        267,368.30         1,035.35       8.1250000000      7.6100000000          360              345
   295         624,000.00        645,825.68         2,157.56       8.0689041817      7.5539041817          360              344
   296         520,000.00        535,625.16         2,533.52       8.1250000000      7.6100000000          360              344
   297        1,344,500.00      1,350,134.08        4,324.45       8.1020940342      7.5870940342          360              357
   298         685,000.00        687,674.03         2,531.89       8.1250000000      7.6100000000          360              357
   299         440,000.00        440,546.95         1,855.06       8.6250000000      8.1100000000          360              357
   300         225,000.00        225,076.13          979.21        8.1250000000      7.6100000000          360              357
   301        1,000,000.00      1,007,777.95        3,216.40       8.1250000000      7.6100000000          360              356
   302         292,300.00        293,381.31         1,008.79       8.0000000000      7.4850000000          360              356
   303         198,750.00        199,220.97          837.94        8.2500000000      7.7350000000          360              356
   304          65,600.00        66,037.65           242.48        8.1250000000      7.6100000000          360              355
   305          94,400.00        95,118.25           398.00        8.1250000000      7.6100000000          360              355

(BREAK)
                                                                                          Months                             Next
                 Remaining                                                               to Next          Months           Payment
    Mortgage      Term of                                                                Interest        Between          Adjustment
      Loan        Maturity                                             Gross               Rate            Rate             Period
     Number       (months)         Loan Type       Index              Margin %          Adjustment      Adjustment          Months
     ------       --------         ---------       -----              --------          ----------      ----------         ---------
   245              N/A            Adjustable    1YearCMT            2.7500000000           74               12                74
   246              N/A            Adjustable    1YearCMT            2.7500000000           75               12                75
   247              N/A            Adjustable    1YearCMT            2.7500000000           76               12                76
   248              N/A            Adjustable    1YearCMT            2.7500000000           76               12                76
   249              N/A            Adjustable    1YearCMT            2.7500000000           77               12                77
   250              N/A            Adjustable    1YearCMT            2.7500000000           77               12                77
   251              N/A            Adjustable    1YearCMT            2.7500000000           78               12                78
   252              N/A            Adjustable    1YearCMT            2.7500000000           78               12                78
   253              N/A            Adjustable    1YearCMT            2.7500000000           79               12                79
   254              N/A            Adjustable    1YearCMT            2.7500000000           79               12                79
   255              N/A            Adjustable    1YearCMT            2.7500000000           79               12                79
   256              N/A            Adjustable    1YearCMT            2.7500000000           81               12                81
   257              N/A            Adjustable    1YearCMT            2.7500000000           83               12                83
   258              N/A            Adjustable    1MonthLibor         2.8750000000           1                 1                2
   259              N/A            Adjustable    1MonthLibor         3.3750000000           1                 1                1
   260              N/A            Adjustable    1MonthLibor         2.8750000000           1                 1                0
   261              N/A            Adjustable    1MonthLibor         3.2500000000           1                 1                10
   262              N/A            Adjustable    1MonthLibor         3.5000000000           1                 1                4
   263              N/A            Adjustable    1MonthLibor         3.5000000000           1                 1                3
   264              N/A            Adjustable    1MonthLibor         3.5000000000           1                 1                7
   265              N/A            Adjustable    1MonthLibor         3.5000000000           1                 1                4
   266              N/A            Adjustable    1MonthLibor         3.5000000000           1                 1                10
   267              N/A            Adjustable    1MonthLibor         3.5000000000           1                 1                10
   268              N/A            Adjustable    MTANEGAM            3.0000000000           1                 1                1
   269              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                1
   270              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                11
   271              N/A            Adjustable    MTANEGAM            3.1250000000           1                 1                10
   272              N/A            Adjustable    MTANEGAM            2.8750000000           1                 1                9
   273              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                9
   274              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                6
   275              N/A            Adjustable    MTANEGAM            2.6250000000           1                 1                3
   276              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                8
   277              N/A            Adjustable    MTANEGAM            3.1250000000           1                 1                4
   278              N/A            Adjustable    MTANEGAM            3.0559269135           1                 1                3
   279              N/A            Adjustable    MTANEGAM            3.1250000000           1                 1                3
   280              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                8
   281              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                12
   282              N/A            Adjustable    MTANEGAM            3.2000000000           1                 1                3
   283              N/A            Adjustable    MTANEGAM            3.9750000000           1                 1                3
   284              N/A            Adjustable    MTANEGAM            3.1224806135           1                 1                2
   285              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                2
   286              N/A            Adjustable    MTANEGAM            3.2000000000           1                 1                2
   287              N/A            Adjustable    MTANEGAM            3.3250000000           1                 1                2
   288              N/A            Adjustable    MTANEGAM            2.5750000000           1                 1                1
   289              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                0
   290              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                0
   291              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                11
   292              N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                11
   293              N/A            Adjustable    MTANEGAM            3.0000000000           1                 1                11
   294              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                9
   295              N/A            Adjustable    MTANEGAM            3.4439041817           1                 1                8
   296              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                8
   297              N/A            Adjustable    MTANEGAM            3.4885470171           1                 1                9
   298              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                9
   299              N/A            Adjustable    MTANEGAM            3.2500000000           1                 1                9
   300              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                9
   301              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                8
   302              N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                8
   303              N/A            Adjustable    MTANEGAM            3.6250000000           1                 1                8
   304              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                7
   305              N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                7

(BREAK)

                                                                                                      Remaining
                   Months           Initial         Subsequent                                         Interest
 Mortgage         Between          Periodic         Periodic           Gross             Gross          Only
   Loan           Payment            Rate             Rate            Minimum           Maximum         Term
  Number        Adjustment         Cap (%)           Cap (%)          Rate (%)         Rate (%)       (months)
  ------        ----------         -------           -------          --------         --------       --------
   245               12           5.0000000000     2.0000000000      2.7500000000     10.8590030137      N/A
   246               12           5.0000000000     2.0000000000      2.7500000000     10.3750000000      N/A
   247               12           5.0000000000     2.0000000000      2.7500000000     11.2500000000       76
   248               12           5.0000000000     2.0000000000      2.7500000000     11.4109724544      N/A
   249               12           5.0000000000     2.0000000000      2.7500000000     10.9654026126       77
   250               12           5.0000000000     2.0000000000      2.7500000000     11.0370164771      N/A
   251               12           5.0000000000     2.0000000000      2.7500000000     10.7500000000       78
   252               12           5.0000000000     2.0000000000      2.7500000000     11.3304296347      N/A
   253               12           5.0000000000     2.0000000000      2.7500000000     11.3750000000      115
   254               12           5.0000000000     2.0000000000      2.7500000000     10.3750000000       79
   255               12           5.0000000000     2.0000000000      2.7500000000     11.7400970425      N/A
   256               12           5.0000000000     5.0000000000      2.7500000000     10.5000000000      N/A
   257               12           5.0000000000     5.0000000000      2.7500000000     10.3750000000      N/A
   258               12           0.0000000000     0.0000000000      2.8750000000     9.9500000000       N/A
   259               12           0.0000000000     0.0000000000      3.3750000000     12.0000000000      N/A
   260               12           0.0000000000     0.0000000000      2.8750000000     9.9500000000       N/A
   261               12           0.0000000000     0.0000000000      3.2500000000     12.0000000000      N/A
   262               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   263               12           0.0000000000     0.0000000000      3.5000000000     9.9500000000       N/A
   264               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   265               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   266               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   267               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   268               12           0.0000000000     0.0000000000      3.0000000000     9.9500000000       N/A
   269               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   270               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   271               12           0.0000000000     0.0000000000      3.1250000000     12.0000000000      N/A
   272               12           0.0000000000     0.0000000000      2.8750000000     12.0000000000      N/A
   273               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   274               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   275               12           0.0000000000     0.0000000000      2.6250000000     12.0000000000      N/A
   276               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   277               12           0.0000000000     0.0000000000      3.1250000000     9.9500000000       N/A
   278               12           0.0000000000     0.0000000000      3.0559269135     9.9500000000       N/A
   279               12           0.0000000000     0.0000000000      3.1250000000     12.0000000000      N/A
   280               12           0.0000000000     0.0000000000      3.5000000000     9.9500000000       N/A
   281               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   282               12           0.0000000000     0.0000000000      3.2000000000     9.9500000000       N/A
   283               12           0.0000000000     0.0000000000      3.9750000000     9.9500000000       N/A
   284               12           0.0000000000     0.0000000000      3.1224806135     10.6931180711      N/A
   285               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   286               12           0.0000000000     0.0000000000      3.2000000000     9.9500000000       N/A
   287               12           0.0000000000     0.0000000000      3.3250000000     11.4500000000      N/A
   288               12           0.0000000000     0.0000000000      2.5750000000     5.7380000000       N/A
   289               12           0.0000000000     0.0000000000      3.5000000000     9.9500000000       N/A
   290               12           0.0000000000     0.0000000000      3.5000000000     10.6219368221      N/A
   291               12           0.0000000000     0.0000000000      3.5000000000     9.9500000000       N/A
   292               12           0.0000000000     0.0000000000      3.3750000000     12.0000000000      N/A
   293               12           0.0000000000     0.0000000000      3.0000000000     12.0000000000      N/A
   294               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   295               12           0.0000000000     0.0000000000      3.4439041817     12.0000000000      N/A
   296               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   297               12           0.0000000000     0.0000000000      3.4885470171     11.9060855404      N/A
   298               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   299               12           0.0000000000     0.0000000000      3.2500000000     12.0000000000      N/A
   300               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   301               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   302               12           0.0000000000     0.0000000000      3.3750000000     12.0000000000      N/A
   303               12           0.0000000000     0.0000000000      3.6250000000     11.9500000000      N/A
   304               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A
   305               12           0.0000000000     0.0000000000      3.5000000000     12.0000000000      N/A


                                                               S-110


                                                                                                         Original       Remaining
                                                                                                          Amorti-        Amorti-
  Mortgage                                            Initial           Gross             Net             zation          zation
    Loan         Original          Current            Monthly         Mortgage          Mortgage           Term            Term
   Number       Balance ($)      Balance ($)        Payment ($)        Rate (%)         Rate (%)         (months)        (months)
   ------       -----------      -----------        -----------        --------         --------          -------        --------
    306         432,000.00        437,835.00         1,389.49       8.0000000000      7.4850000000          360            354
    307         200,800.00        200,422.00          693.00        8.0000000000      7.4850000000          360            353
    308         167,200.00        169,595.37          618.01        8.1250000000      7.6100000000          360            353
    309         678,700.00        688,137.78         2,182.98       7.8134555590      7.2984555590          360            352
    310         589,000.00        600,281.83         1,962.86       8.1250000000      7.6100000000          360            352
    311         380,000.00        385,732.21         1,311.46       8.1250000000      7.6100000000          360            352
    312        1,733,000.00      1,761,011.45        5,574.04       8.0601189412      7.5451189412          360            351
    313         272,000.00        277,006.47          906.45        8.1250000000      7.6100000000          360            351
    314         322,900.00        327,249.07         1,193.51       8.0920140659      7.5770140659          360            351
    315         232,800.00        236,354.62          889.87        8.1250000000      7.6100000000          360            351
    316         210,000.00        212,634.20          884.24        8.1140000000      7.5990000000          360            351
    317         118,400.00        121,425.15          299.38        8.1250000000      7.6100000000          480            470
    318         229,500.00        232,512.36          959.17        8.1250000000      7.6100000000          480            470
    319         414,000.00        427,426.88         1,046.83       7.8750000000      7.3600000000          480            468
    320         600,000.00        619,959.84         1,517.14       8.1250000000      7.6100000000          480            467
    321         165,000.00        172,652.45          417.22        8.1250000000      7.6100000000          480            463
    322         500,000.00        500,215.11         1,449.17       7.7140000000      7.1990000000          480            462
    323         924,800.00        934,271.44         2,338.41       8.0000000000      7.4850000000          480            476
    324        1,004,000.00      1,032,979.74        2,538.69       8.0002037068      7.4852037068          480            471
    325        2,013,720.00      2,051,436.13        6,476.94       7.7171918289      7.2021918289          360            350
    326        2,173,050.00      2,216,186.92        7,370.01       8.0323173282      7.5173173282          360            350
    327         904,000.00        920,572.77         2,907.63       6.9555141605      6.4405141605          360            349
    328         396,900.00        398,609.94         1,346.11       7.7891105337      7.2741105337          360            349
    329          32,100.00        31,764.22           120.67        5.7890000000      5.2740000000          360            348
    330         368,000.00        377,422.53         1,183.64       8.1250000000      7.6100000000          360            347
    331         250,687.00        251,349.18          850.22        8.1250000000      7.6100000000          360            347
    332         509,600.00        517,708.61         2,024.85       7.7807212946      7.2657212946          360            347
    333        3,323,600.00      3,425,750.28       11,491.76       8.1133586691      7.5983586691          360            346
    334         580,000.00        580,959.97         2,143.79       8.8750000000      8.3600000000          360            358
    335         900,000.00        903,513.29         3,326.58       8.1250000000      7.6100000000          360            357
    336         596,600.00        600,334.79         2,205.15       8.1250000000      7.6100000000          360            356
    337          80,000.00        81,038.90           257.31        8.0000000000      7.4850000000          360            355
    338        1,000,000.00      1,009,323.45        3,332.52       7.7500000000      7.2350000000          360            355
    339        1,063,000.00      1,072,978.54        3,929.07       8.1250000000      7.6100000000          360            355
    340         306,000.00        309,346.69         1,131.04       7.8750000000      7.3600000000          360            354
    341         360,000.00        361,839.19         1,199.71       7.5000000000      6.9850000000          360            353
    342         249,750.00        251,175.17          877.00        7.5000000000      6.9850000000          360            353
    343         146,800.00        148,620.86          489.22        8.1250000000      7.6100000000          360            352
    344         879,328.00        895,591.17         2,828.27       8.1250000000      7.6100000000          360            351
    345         460,000.00        466,642.26         1,532.96       8.1250000000      7.6100000000          360            351
    346         192,000.00        193,679.18          651.18        7.8750000000      7.3600000000          360            351
    347         260,000.00        263,208.34          961.02        7.6250000000      7.1100000000          360            351
    348         251,100.00        255,390.62          975.91        8.1250000000      7.6100000000          360            351
    349         560,000.00        560,547.75         1,413.98       7.5000000000      6.9850000000          480            467
    350         543,500.00        544,538.98         1,374.27       7.3750000000      6.8600000000          480            478
    351         500,000.00        501,058.93         1,264.28       7.8750000000      7.3600000000          480            477
    352         256,000.00        258,403.30          775.24        8.1250000000      7.6100000000          480            476
    353         801,900.00        813,146.77         2,027.66       8.0000000000      7.4850000000          480            475
    354         508,000.00        519,438.77         1,284.51       7.7500000000      7.2350000000          480            471
    355         128,000.00        131,333.02          411.70        7.8750000000      7.3600000000          360            349
    356         212,000.00        218,288.58          733.02        8.1250000000      7.6100000000          360            348
    357         521,200.00        526,294.39         1,926.46       7.7500000000      7.2350000000          360            353
    358          87,000.00        86,827.02           327.03        7.7500000000      7.2350000000          360            355
    359         489,000.00        494,013.74         1,572.82       7.3750000000      6.8600000000          360            353
    360         480,000.00        485,436.45         1,774.18       7.5000000000      6.9850000000          360            353
    361         137,600.00        139,904.45          525.98        8.1250000000      7.6100000000          360            353
    362         600,000.00        607,131.77         2,293.48       8.0000000000      7.4850000000          360            352
    363         361,000.00        363,024.28         1,093.20       8.1250000000      7.6100000000          480            476
    364         166,400.00        170,847.98          575.35        8.0000000000      7.4850000000          360            346
    365         265,400.00        270,894.30          671.08        8.1250000000      7.6100000000          480            472
    366          97,500.00        96,411.25           533.80        7.5270000000      7.0120000000          360            312

(BREAK)
                                                                                          Months                             Next
                 Remaining                                                               to Next          Months            Payment
   Mortgage      Term of                                                                 Interest        Between          Adjustment
     Loan        Maturity                                               Gross              Rate            Rate             Period
    Number       (months)          Loan Type      Index                Margin %         Adjustment      Adjustment          Months
    ------       --------          ---------      -----               ---------         ----------      ----------         ---------
    306             N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                6
    307             N/A            Adjustable    MTANEGAM            3.3250000000           1                 1                5
    308             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                5
    309             N/A            Adjustable    MTANEGAM            3.1884555590           1                 1                4
    310             N/A            Adjustable    MTANEGAM            3.4500000000           1                 1                4
    311             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                4
    312             N/A            Adjustable    MTANEGAM            3.4207794961           1                 1                3
    313             N/A            Adjustable    MTANEGAM            3.4500000000           1                 1                3
    314             N/A            Adjustable    MTANEGAM            3.4538196923           1                 1                3
    315             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                3
    316             N/A            Adjustable    MTANEGAM            3.4500000000           1                 1                3
    317             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                2
    318             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                2
    319             N/A            Adjustable    MTANEGAM            3.2500000000           1                 1                0
    320             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                11
    321             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                7
    322             N/A            Adjustable    MTANEGAM            3.0500000000           1                 1                6
    323             N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                8
    324             N/A            Adjustable    MTANEGAM            3.3752037068           1                 1                3
    325             N/A            Adjustable    MTANEGAM            2.8300041587           1                 1                2
    326             N/A            Adjustable    MTANEGAM            3.3165855954           1                 1                2
    327             N/A            Adjustable    MTANEGAM            3.1412071533           1                 1                1
    328             N/A            Adjustable    MTANEGAM            3.0976994803           1                 1                1
    329             N/A            Adjustable    MTANEGAM            1.1250000000           1                 1                0
    330             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                11
    331             N/A            Adjustable    MTANEGAM            3.4000000000           1                 1                11
    332             N/A            Adjustable    MTANEGAM            3.1557212946           1                 1                11
    333             N/A            Adjustable    MTANEGAM            3.4883586691           1                 1                10
    334             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                10
    335             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                9
    336             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                8
    337             N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                7
    338             N/A            Adjustable    MTANEGAM            3.1250000000           1                 1                7
    339             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                7
    340             N/A            Adjustable    MTANEGAM            3.2500000000           1                 1                6
    341             N/A            Adjustable    MTANEGAM            2.8750000000           1                 1                5
    342             N/A            Adjustable    MTANEGAM            2.8750000000           1                 1                5
    343             N/A            Adjustable    MTANEGAM            3.4500000000           1                 1                4
    344             N/A            Adjustable    MTANEGAM            3.4000000000           1                 1                3
    345             N/A            Adjustable    MTANEGAM            3.4000000000           1                 1                3
    346             N/A            Adjustable    MTANEGAM            3.2500000000           1                 1                3
    347             N/A            Adjustable    MTANEGAM            3.0000000000           1                 1                3
    348             N/A            Adjustable    MTANEGAM            3.4000000000           1                 1                3
    349             N/A            Adjustable    MTANEGAM            2.8750000000           1                 1                11
    350             N/A            Adjustable    MTANEGAM            2.7500000000           1                 1                10
    351             N/A            Adjustable    MTANEGAM            3.2500000000           1                 1                9
    352             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                8
    353             N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                7
    354             N/A            Adjustable    MTANEGAM            3.1250000000           1                 1                3
    355             N/A            Adjustable    MTANEGAM            3.2500000000           1                 1                1
    356             N/A            Adjustable    MTANEGAM            3.4000000000           1                 1                0
    357             N/A            Adjustable    MTANEGAM            3.1250000000           1                 1                5
    358             N/A            Adjustable    MTANEGAM            3.0750000000           1                 1                7
    359             N/A            Adjustable    MTANEGAM            2.7500000000           1                 1                5
    360             N/A            Adjustable    MTANEGAM            2.8750000000           1                 1                5
    361             N/A            Adjustable    MTANEGAM            3.5000000000           1                 1                5
    362             N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                4
    363             N/A            Adjustable    MTANEGAM            3.4500000000           1                 1                8
    364             N/A            Adjustable    MTANEGAM            3.3750000000           1                 1                10
    365             N/A            Adjustable    MTANEGAM            3.4000000000           1                 1                4
    366             N/A            Adjustable    COFINEGAM           3.3500000000           1                 1                12

(BREAK)
                                                                                                      Remaining
                   Months           Initial         Subsequent                                         Interest
 Mortgage         Between          Periodic         Periodic           Gross             Gross          Only
   Loan           Payment            Rate             Rate            Minimum           Maximum         Term
  Number        Adjustment         Cap (%)           Cap (%)          Rate (%)         Rate (%)       (months)
  ------        ----------         -------           -------          --------         --------       --------
    306             12           0.0000000000     0.0000000000      3.3750000000     12.0000000000       N/A
    307             12           0.0000000000     0.0000000000      3.3250000000     10.4500000000       N/A
    308             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    309             12           0.0000000000     0.0000000000      3.1884555590     10.7226677919       N/A
    310             12           0.0000000000     0.0000000000      3.4500000000     9.9500000000        N/A
    311             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    312             12           0.0000000000     0.0000000000      3.4207794961     11.1740166931       N/A
    313             12           0.0000000000     0.0000000000      3.4500000000     9.9500000000        N/A
    314             12           0.0000000000     0.0000000000      3.4538196923     11.7229181537       N/A
    315             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    316             12           0.0000000000     0.0000000000      3.4500000000     9.9500000000        N/A
    317             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    318             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    319             12           0.0000000000     0.0000000000      3.2500000000     9.9500000000        N/A
    320             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    321             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    322             12           0.0000000000     0.0000000000      3.0500000000     10.0500000000       N/A
    323             12           0.0000000000     0.0000000000      3.3750000000     9.9500000000        N/A
    324             12           0.0000000000     0.0000000000      3.3752037068     10.9766703958       N/A
    325             12           0.0000000000     0.0000000000      2.8300041587     9.9500000000        N/A
    326             12           0.0000000000     0.0000000000      3.3165855954     11.1400812347       N/A
    327             12           0.0000000000     0.0000000000      3.1412071533     7.9902682626        N/A
    328             12           0.0000000000     0.0000000000      3.0976994803     10.7968103540       N/A
    329             12           0.0000000000     0.0000000000      1.1250000000     9.5000000000        N/A
    330             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    331             12           0.0000000000     0.0000000000      3.4000000000     9.9500000000        N/A
    332             12           0.0000000000     0.0000000000      3.1557212946     12.0000000000       N/A
    333             12           0.0000000000     0.0000000000      3.4883586691     12.0000000000       N/A
    334             12           0.0000000000     0.0000000000      3.5000000000     9.9500000000        N/A
    335             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    336             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    337             12           0.0000000000     0.0000000000      3.3750000000     9.9500000000        N/A
    338             12           0.0000000000     0.0000000000      3.1250000000     12.0000000000       N/A
    339             12           0.0000000000     0.0000000000      3.5000000000     11.2363123260       N/A
    340             12           0.0000000000     0.0000000000      3.2500000000     12.0000000000       N/A
    341             12           0.0000000000     0.0000000000      2.8750000000     9.9500000000        N/A
    342             12           0.0000000000     0.0000000000      2.8750000000     9.9500000000        N/A
    343             12           0.0000000000     0.0000000000      3.4500000000     9.9500000000        N/A
    344             12           0.0000000000     0.0000000000      3.4000000000     9.9500000000        N/A
    345             12           0.0000000000     0.0000000000      3.4000000000     9.9500000000        N/A
    346             12           0.0000000000     0.0000000000      3.2500000000     9.9500000000        N/A
    347             12           0.0000000000     0.0000000000      3.0000000000     9.9500000000        N/A
    348             12           0.0000000000     0.0000000000      3.4000000000     12.8300000000       N/A
    349             12           0.0000000000     0.0000000000      2.8750000000     12.0000000000       N/A
    350             12           0.0000000000     0.0000000000      2.7500000000     12.0000000000       N/A
    351             12           0.0000000000     0.0000000000      3.2500000000     12.0000000000       N/A
    352             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    353             12           0.0000000000     0.0000000000      3.3750000000     12.0000000000       N/A
    354             12           0.0000000000     0.0000000000      3.1250000000     12.0000000000       N/A
    355             12           0.0000000000     0.0000000000      3.2500000000     12.0000000000       N/A
    356             12           0.0000000000     0.0000000000      3.4000000000     9.9500000000        N/A
    357             12           0.0000000000     0.0000000000      3.1250000000     12.0000000000       N/A
    358             12           0.0000000000     0.0000000000      3.0750000000     9.9500000000        N/A
    359             12           0.0000000000     0.0000000000      2.7500000000     12.0000000000       N/A
    360             12           0.0000000000     0.0000000000      2.8750000000     12.0000000000       N/A
    361             12           0.0000000000     0.0000000000      3.5000000000     12.0000000000       N/A
    362             12           0.0000000000     0.0000000000      3.3750000000     12.0000000000       N/A
    363             12           0.0000000000     0.0000000000      3.4500000000     9.9500000000        N/A
    364             12           0.0000000000     0.0000000000      3.3750000000     12.0000000000       N/A
    365             12           0.0000000000     0.0000000000      3.4000000000     9.9500000000        N/A
    366             12           0.0000000000     0.0000000000      3.3500000000     12.3500000000       N/A


                                                               S-111



                                                                                                         Original       Remaining
                                                                                                          Amorti-        Amorti-
  Mortgage                                            Initial           Gross             Net             zation          zation
    Loan         Original          Current            Monthly         Mortgage          Mortgage           Term            Term
   Number       Balance ($)      Balance ($)        Payment ($)        Rate (%)         Rate (%)         (months)        (months)
   ------       -----------      -----------        -----------        --------         --------          -------        --------
    367         115,000.00        103,212.07          495.87        6.9270000000      6.4120000000          480            323
    368         450,000.00        457,726.08         1,612.10       7.0140000000      6.4990000000          360            347
    369         183,350.00        183,068.21          857.79        7.2640000000      6.7490000000          360            336
    370          92,000.00        87,567.51           584.64        7.9640000000      7.4490000000          360            282
    371         120,000.00        119,093.83          798.36        7.0000000000      6.4850000000          360            351

(BREAK)
                                                                                          Months                             Next
                 Remaining                                                               to Next          Months            Payment
   Mortgage      Term of                                                                 Interest        Between          Adjustment
     Loan        Maturity                                               Gross              Rate            Rate             Period
    Number       (months)          Loan Type      Index                Margin %         Adjustment      Adjustment          Months
    ------       --------          ---------      -----               ---------         ----------      ----------         ---------
    367            N/A            Adjustable      COFINEGAM           2.6500000000           1               1                1
    368            N/A            Adjustable      MTANEGAM            2.3500000000           1               1                1
    369            N/A            Adjustable      MTANEGAM            2.6000000000           1               1                0
    370            N/A            Adjustable      MTANEGAM            3.3000000000           1               1                6
    371            N/A            Adjustable      MTANEGAM            2.6000000000           1               1                3

(BREAK)
                                                                                                      Remaining
                   Months           Initial         Subsequent                                         Interest
 Mortgage         Between          Periodic         Periodic           Gross             Gross          Only
   Loan           Payment            Rate             Rate            Minimum           Maximum         Term
  Number        Adjustment         Cap (%)           Cap (%)          Rate (%)         Rate (%)       (months)
  ------        ----------         -------           -------          --------         --------       --------
    367              12           0.0000000000     0.0000000000      3.0000000000     12.4500000000      N/A
    368              12           0.0000000000     0.0000000000      2.3500000000     9.9500000000       N/A
    369              12           0.0000000000     0.0000000000      2.6000000000     9.9500000000       N/A
    370              12           0.0000000000     0.0000000000      3.3000000000     11.9500000000      N/A
    371              12           0.0000000000     0.0000000000      2.6000000000     11.9500000000      N/A


     While it is assumed that each of the mortgage loans prepays at the indicated percentages of CPR, this is not likely to be the case.

     Discrepancies will exist between the characteristics of the actual mortgage loans which will be delivered to the trustee and characteristics of the mortgage loans assumed in preparing the tables. To the extent that the mortgage loans have characteristics which differ from those assumed in preparing the tables, the certificates may mature earlier or later than indicated by the tables.

     Based on the foregoing assumptions, the tables below indicate the weighted average life of each class of offered certificates and set forth the percentages of the initial certificate principal balance of each such class that would be outstanding after the distribution date in October of each of the years indicated, assuming that the mortgage loans prepay at the indicated percentages of CPR. Neither CPR nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans securitized in connection with the issuance of the certificates. Variations in the actual prepayment experience and the balance of the mortgage loans that prepay may increase or decrease the percentage of initial certificate principal balance (and weighted average life) shown in the following tables. These variations may occur even if the average prepayment experience of all such mortgage loans equals any of the specified percentages of CPR.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class 1A-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         93               82               71               54               48
October 2008..................         87               67               49               28               23
October 2009..................         81               54               34               15               10
October 2010..................         76               43               25                9                5
October 2011..................         70               36               19                5                3
October 2012..................         65               30               14                3                2
October 2013..................         60               25               10                2                1
October 2014..................         55               21                7                1                *
October 2015..................         51               17                5                1                *
October 2016..................         46               14                4                *                *
October 2017..................         42               12                3                *                *
October 2018..................         39               10                2                *                *
October 2019..................         35                8                2                *                *
October 2020..................         32                7                1                *                *
October 2021..................         29                5                1                *                *
October 2022..................         27                4                1                *                *
October 2023..................         24                3                *                *                *
October 2024..................         21                3                *                *                *
October 2025..................         19                2                *                *                *
October 2026..................         16                2                *                *                *
October 2027..................         14                1                *                *                *
October 2028..................         12                1                *                *                *
October 2029..................         10                1                *                *                *
October 2030..................         7                 *                *                *                *
October 2031..................         5                 *                *                *                *
October 2032..................         3                 *                *                *                *
October 2033..................         2                 *                *                *                *
October 2034..................         1                 *                *                *                *
October 2035..................         *                 *                *                *                0
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        10.71             4.96             2.93             1.61             1.35
Weighted Average Life
(in years)(1)(2)                     10.58             4.62             2.69             1.48             1.26
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class 1A-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         93               82               71               54               48
October 2008..................         87               67               49               28               23
October 2009..................         81               54               34               15               10
October 2010..................         76               43               25                9                5
October 2011..................         70               36               19                5                3
October 2012..................         65               30               14                3                2
October 2013..................         60               25               10                2                1
October 2014..................         55               21                7                1                *
October 2015..................         51               17                5                1                *
October 2016..................         46               14                4                *                *
October 2017..................         42               12                3                *                *
October 2018..................         39               10                2                *                *
October 2019..................         35                8                2                *                *
October 2020..................         32                7                1                *                *
October 2021..................         29                5                1                *                *
October 2022..................         27                4                1                *                *
October 2023..................         24                3                *                *                *
October 2024..................         21                3                *                *                *
October 2025..................         19                2                *                *                *
October 2026..................         16                2                *                *                *
October 2027..................         14                1                *                *                *
October 2028..................         12                1                *                *                *
October 2029..................         10                1                *                *                *
October 2030..................         7                 *                *                *                *
October 2031..................         5                 *                *                *                *
October 2032..................         3                 *                *                *                *
October 2033..................         2                 *                *                *                *
October 2034..................         1                 *                *                *                *
October 2035..................         *                 *                *                0                0
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        10.71             4.96             2.93             1.61             1.35
Weighted Average Life
(in years)(1)(2)                     10.58             4.62             2.69             1.48             1.26
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class 1A-3
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         93               82               71               54               48
October 2008..................         87               67               49               28               23
October 2009..................         81               54               34               15               10
October 2010..................         76               43               25                9                5
October 2011..................         70               36               19                5                3
October 2012..................         65               30               14                3                2
October 2013..................         60               25               10                2                1
October 2014..................         55               21                7                1                *
October 2015..................         51               17                5                1                *
October 2016..................         46               14                4                *                *
October 2017..................         42               12                3                *                *
October 2018..................         39               10                2                *                *
October 2019..................         35                8                2                *                *
October 2020..................         32                7                1                *                *
October 2021..................         29                5                1                *                *
October 2022..................         27                4                1                *                *
October 2023..................         24                3                *                *                *
October 2024..................         21                3                *                *                *
October 2025..................         19                2                *                *                *
October 2026..................         16                2                *                *                *
October 2027..................         14                1                *                *                *
October 2028..................         12                1                *                *                *
October 2029..................         10                1                *                *                *
October 2030..................         7                 *                *                *                *
October 2031..................         5                 *                *                *                *
October 2032..................         3                 *                *                *                *
October 2033..................         2                 *                *                *                *
October 2034..................         1                 *                *                *                *
October 2035..................         *                 *                *                0                0
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        10.71             4.96             2.93             1.61             1.35
Weighted Average Life
(in years)(1)(2)                     10.58             4.62             2.69             1.48             1.26
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class 2A-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         94               83               71               54               48
October 2008..................         88               68               49               28               23
October 2009..................         83               55               34               15               10
October 2010..................         78               45               26                9                6
October 2011..................         73               37               19                5                3
October 2012..................         68               31               14                3                2
October 2013..................         63               26               11                2                1
October 2014..................         59               22                8                1                *
October 2015..................         54               19                6                1                *
October 2016..................         50               15                4                *                *
October 2017..................         46               13                3                *                *
October 2018..................         42               11                2                *                *
October 2019..................         39                9                2                *                *
October 2020..................         35                7                1                *                *
October 2021..................         32                6                1                *                *
October 2022..................         29                5                1                *                *
October 2023..................         27                4                *                *                *
October 2024..................         24                3                *                *                *
October 2025..................         21                2                *                *                *
October 2026..................         19                2                *                *                *
October 2027..................         16                2                *                *                *
October 2028..................         14                1                *                *                *
October 2029..................         12                1                *                *                *
October 2030..................         10                1                *                *                *
October 2031..................         8                 *                *                *                *
October 2032..................         6                 *                *                *                *
October 2033..................         4                 *                *                *                *
October 2034..................         2                 *                *                *                *
October 2035..................         *                 *                *                *                *
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        11.43             5.13             2.99             1.62             1.36
Weighted Average Life
(in years)(1)(2)                     11.21             4.75             2.73             1.49             1.26
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class 2A-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         94               83               71               54               48
October 2008..................         88               68               49               28               23
October 2009..................         83               55               34               15               10
October 2010..................         78               45               26                9                6
October 2011..................         73               37               19                5                3
October 2012..................         68               31               14                3                2
October 2013..................         63               26               11                2                1
October 2014..................         59               22                8                1                *
October 2015..................         54               19                6                1                *
October 2016..................         50               15                4                *                *
October 2017..................         46               13                3                *                *
October 2018..................         42               11                2                *                *
October 2019..................         39                9                2                *                *
October 2020..................         35                7                1                *                *
October 2021..................         32                6                1                *                *
October 2022..................         29                5                1                *                *
October 2023..................         27                4                *                *                *
October 2024..................         24                3                *                *                *
October 2025..................         21                2                *                *                *
October 2026..................         19                2                *                *                *
October 2027..................         16                2                *                *                *
October 2028..................         14                1                *                *                *
October 2029..................         12                1                *                *                *
October 2030..................         10                1                *                *                *
October 2031..................         8                 *                *                *                *
October 2032..................         6                 *                *                *                *
October 2033..................         4                 *                *                *                *
October 2034..................         2                 *                *                *                *
October 2035..................         *                 *                *                *                0
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        11.43             5.13             2.99             1.62             1.36
Weighted Average Life
(in years)(1)(2)                     11.21             4.75             2.73             1.49             1.26
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class 3A-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         99               87               75               57               51
October 2008..................         96               74               55               32               25
October 2009..................         91               61               38               17               12
October 2010..................         85               49               29               10                6
October 2011..................         79               41               21                6                3
October 2012..................         74               34               16                4                2
October 2013..................         68               29               12                2                1
October 2014..................         63               24                9                1                1
October 2015..................         58               20                6                1                *
October 2016..................         54               17                5                *                *
October 2017..................         50               14                3                *                *
October 2018..................         46               12                3                *                *
October 2019..................         42               10                2                *                *
October 2020..................         39                8                1                *                *
October 2021..................         36                7                1                *                *
October 2022..................         33                5                1                *                *
October 2023..................         30                4                1                *                *
October 2024..................         27                4                *                *                *
October 2025..................         25                3                *                *                *
October 2026..................         22                2                *                *                *
October 2027..................         20                2                *                *                *
October 2028..................         18                1                *                *                *
October 2029..................         15                1                *                *                *
October 2030..................         13                1                *                *                *
October 2031..................         11                1                *                *                *
October 2032..................         9                 *                *                *                *
October 2033..................         7                 *                *                *                *
October 2034..................         5                 *                *                *                *
October 2035..................         3                 *                *                *                *
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        12.69             5.58             3.23             1.73             1.45
Weighted Average Life
(in years)(1)(2)                     12.29             5.13             2.93             1.59             1.34
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class 3A-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         99               87               75               57               51
October 2008..................         96               74               55               32               25
October 2009..................         91               61               38               17               12
October 2010..................         85               49               29               10                6
October 2011..................         79               41               21                6                3
October 2012..................         74               34               16                4                2
October 2013..................         68               29               12                2                1
October 2014..................         63               24                9                1                1
October 2015..................         58               20                6                1                *
October 2016..................         54               17                5                *                *
October 2017..................         50               14                3                *                *
October 2018..................         46               12                3                *                *
October 2019..................         42               10                2                *                *
October 2020..................         39                8                1                *                *
October 2021..................         36                7                1                *                *
October 2022..................         33                5                1                *                *
October 2023..................         30                4                1                *                *
October 2024..................         27                4                *                *                *
October 2025..................         25                3                *                *                *
October 2026..................         22                2                *                *                *
October 2027..................         20                2                *                *                *
October 2028..................         18                1                *                *                *
October 2029..................         15                1                *                *                *
October 2030..................         13                1                *                *                *
October 2031..................         11                1                *                *                *
October 2032..................         9                 *                *                *                *
October 2033..................         7                 *                *                *                *
October 2034..................         5                 *                *                *                *
October 2035..................         3                 *                *                *                *
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        12.69             5.58             3.23             1.73             1.45
Weighted Average Life
(in years)(1)(2)                     12.29             5.13             2.93             1.59             1.34
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class B-1
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         99               99               99               99               99
October 2008..................         99               99               99               85               79
October 2009..................         98               98               91               66               59
October 2010..................         97               97               68               39               32
October 2011..................         96               87               50               23               17
October 2012..................         95               73               37               14                9
October 2013..................         94               62               28                8                5
October 2014..................         92               51               20                5                3
October 2015..................         91               43               15                3                2
October 2016..................         89               36               11                2                1
October 2017..................         85               30                8                1                *
October 2018..................         81               25                6                1                *
October 2019..................         76               20                4                *                *
October 2020..................         71               17                3                *                *
October 2021..................         65               14                2                *                *
October 2022..................         59               11                2                *                *
October 2023..................         53                9                1                *                *
October 2024..................         48                7                1                *                *
October 2025..................         42                6                1                *                *
October 2026..................         37                5                *                *                *
October 2027..................         33                4                *                *                *
October 2028..................         28                3                *                *                *
October 2029..................         23                2                *                *                *
October 2030..................         19                1                *                *                *
October 2031..................         15                1                *                *                *
October 2032..................         10                1                *                *                *
October 2033..................         7                 *                *                *                *
October 2034..................         4                 *                *                *                0
October 2035..................         1                 *                *                *                0
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        17.55             9.49             5.96             3.95             3.55
Weighted Average Life
(in years)(1)(2)                     17.12             8.61             5.27             3.36             2.98
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.


                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class B-2
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         99               99               99               99               99
October 2008..................         99               99               99               85               79
October 2009..................         98               98               91               66               59
October 2010..................         97               97               68               39               32
October 2011..................         96               87               50               23               17
October 2012..................         95               73               37               14                9
October 2013..................         94               62               28                8                5
October 2014..................         92               51               20                5                3
October 2015..................         91               43               15                3                2
October 2016..................         89               36               11                2                1
October 2017..................         85               30                8                1                *
October 2018..................         81               25                6                1                *
October 2019..................         76               20                4                *                *
October 2020..................         71               17                3                *                *
October 2021..................         65               14                2                *                *
October 2022..................         59               11                2                *                *
October 2023..................         53                9                1                *                *
October 2024..................         48                7                1                *                *
October 2025..................         42                6                1                *                *
October 2026..................         37                5                *                *                *
October 2027..................         33                4                *                *                *
October 2028..................         28                3                *                *                *
October 2029..................         23                2                *                *                *
October 2030..................         19                1                *                *                *
October 2031..................         15                1                *                *                *
October 2032..................         10                1                *                *                *
October 2033..................         7                 *                *                *                *
October 2034..................         4                 *                *                *                0
October 2035..................         1                 *                *                *                0
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        17.55             9.49             5.96             3.95             3.55
Weighted Average Life
(in years)(1)(2)                     17.12             8.61             5.27             3.36             2.98
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.



                                             Percent of the Initial Class Certificate Principal Balance
                                                        at the Respective Percentages of CPR
                               ---------------------------------------------------------------------------------------
                                                                     Class B-3
                               ---------------------------------------------------------------------------------------
                                                                   CPR Percentage
                               ---------------------------------------------------------------------------------------

Distribution Date:                     5%               15%              25%              40%              45%

Initial Percentage                    100               100              100              100              100
October 2007..................         99               99               99               99               99
October 2008..................         99               99               99               85               79
October 2009..................         98               98               91               66               59
October 2010..................         97               97               68               39               32
October 2011..................         96               87               50               23               17
October 2012..................         95               73               37               14                9
October 2013..................         94               62               28                8                5
October 2014..................         92               51               20                5                3
October 2015..................         91               43               15                3                2
October 2016..................         89               36               11                2                1
October 2017..................         85               30                8                1                *
October 2018..................         81               25                6                1                *
October 2019..................         76               20                4                *                *
October 2020..................         71               17                3                *                *
October 2021..................         65               14                2                *                *
October 2022..................         59               11                2                *                *
October 2023..................         53                9                1                *                *
October 2024..................         48                7                1                *                *
October 2025..................         42                6                1                *                *
October 2026..................         37                5                *                *                *
October 2027..................         33                4                *                *                *
October 2028..................         28                3                *                *                *
October 2029..................         23                2                *                *                *
October 2030..................         19                1                *                *                *
October 2031..................         15                1                *                *                *
October 2032..................         10                1                *                *                *
October 2033..................         7                 *                *                *                *
October 2034..................         4                 *                *                *                0
October 2035..................         1                 *                *                *                0
October 2036..................         0                 0                0                0                0
Weighted Average Life
(in years)(1)                        17.55             9.49             5.96             3.95             3.55
Weighted Average Life
(in years)(1)(2)                     17.12             8.61             5.27             3.36             2.98
__________________
(1)      The weighted average life of the offered certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related distribution date, (ii)
         adding the results and (iii) dividing the sum by the initial respective certificate principal balance for such class of offered certificates.
(2)      To the optional termination date.
*   Indicates a number that is greater than zero but less than 0.5%.

YIELD SENSITIVITY OF THE INTEREST-ONLY CERTIFICATES

     The yield to maturity on the Class X-1 and Class X-2 certificates will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of principal prepayments and defaults on the mortgage loans in the related sub-loan group. The related yield to maturity on such interest-only certificates may fluctuate significantly over time, because the notional amount of the Class X-1 certificates is equal to the certificate principal balance of the Class 3A-1 certificates and the notional amount of the Class X-2 certificates is equal to the certificate principal balance of the Class 3A-2 certificates. Investors in these interest-only certificates should fully consider the risk that a rapid rate of prepayments on the mortgage loans in the related sub-loan group could result in the failure of such investors to fully recover their investments, in particular because all principal prepayments on the mortgage loans in a sub-loan group on each distribution date during the first ten years after the closing date will be allocated to the related classes of senior certificates.

     The following tables indicate the sensitivity of the pre-tax yield to maturity on the interest-only certificates to various constant rates of prepayment on the related mortgage loans, by projecting the monthly aggregate payments on the interest-only certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis. The respective yields are based on the structuring assumptions, including the assumptions regarding the characteristics and performance of the related mortgage loans, which  differ  from the actual  characteristics  and  performance  thereof,  and assuming the respective aggregate purchase price for the interest-only certificates set forth below. Any differences between such assumptions and the actual characteristics and performance of the related mortgage loans and of such interest-only certificates may result in yields being different from those shown in such table. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

 PRE-TAX YIELD TO MATURITY OF THE CLASS X-1 CERTIFICATES AT THE FOLLOWING CPR PERCENTAGES

     Assumed Purchase Price            5%           15%           25%          40%           45%
               $*

 PRE-TAX YIELD TO MATURITY OF THE CLASS X-2 CERTIFICATES AT THE FOLLOWING CPR PERCENTAGES

     Assumed Purchase Price            5%           15%           25%          40%           45%
               $*

(*)  Approximate

     Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the interest-only certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the table. Accrued interest is included in the assumed purchase price in computing the yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the interest-only certificates, and thus do not reflect the return on any investment in the interest-only certificates when any reinvestment rates other than the discount rates set forth in the preceding table are considered.

     Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the related mortgage loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yield to maturity on the interest-only certificates are likely to differ from those shown in the table above, even if the prepayment assumption equals the percentages of CPR indicated in the table above over any given time period or over the entire life of the interest-only certificates.

     There can be no assurance that the related mortgage loans will prepay at any particular rate or that the yield on the interest-only certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity and mortgage rates of the related mortgage loans in the related sub-loan group could produce slower or faster principal distributions than indicated in the preceding tables at the various percentages of the CPR specified, even if the weighted average remaining term to maturity and weighted average mortgage rate of those mortgage loans are as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the interest-only certificates should fully consider the risk that a rapid rate of prepayments on the related mortgage loans could result in the failure of such investors to fully recover their investments.

ADDITIONAL INFORMATION

     The depositor intends to file certain additional yield tables and other computational materials with respect to the certificates with the Securities and Exchange Commission in a report on Form 8-K. Such tables and materials were prepared by the underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the modeling assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                                 USE OF PROCEEDS

     The depositor will apply the net proceeds of the sale of the offered certificates against the purchase price of the mortgage loans due to the sponsor.

                         FEDERAL INCOME TAX CONSEQUENCES

     The pooling and servicing agreement provides that multiple REMIC elections will be made with respect to the assets in the trust fund, creating a tiered REMIC structure.

     Upon the issuance of the offered certificates, Greenberg Traurig, LLP ("Tax Counsel") will deliver its opinion concluding that for federal income tax purposes and assuming compliance with the pooling and servicing agreement, each REMIC comprising the trust fund will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code") and the certificates, other than the Class R Certificates, exclusive of any rights to receive payments in respect of Coupon Strips will represent regular interests in a REMIC. The Class R Certificates will represent the residual interests in one or more REMICs.

TAXATION OF REGULAR INTERESTS

     A holder of an offered certificate will be treated for federal income tax purposes as owning a regular interest in a REMIC.

     Assuming that an offered certificate is held as a "capital asset" within the meaning of section 1221 of the Code, gain or loss on the disposition of the associated REMIC regular interest should generally, subject to the limitation described below, be capital gain or loss. Gain will be treated as ordinary income, however, to the extent such gain represents accrued but untaxed market discount, if any, or such gain does not exceed the excess, if any, of (x) the amount that would have been includable in the holder's gross income with respect to the regular interest had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in Section 1274(d) of the Code determined as of the date of purchase of the regular interest over (y) the amount actually included in such holder's income with respect to the regular interest.

     Interest on a regular interest must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, a regular interest could be considered to have been issued with original issue discount, known as OID. The prepayment assumption that will be used in determining the accrual of OID, market discount, or bond premium, if any, will be a rate equal to 25% CPR, as described above. No representation is made that the mortgage loans will prepay at such rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID. We refer you to "Material Federal Income Tax Considerations--Taxation of Debt Securities" in the prospectus.

STATUS OF THE OFFERED CERTIFICATES

     Each holder of an offered certificate is deemed to own an undivided beneficial ownership interest in a REMIC Regular Interest. In addition, each holder of a Certificate entitled to receive payments in respect of Coupon Strips is deemed to own an undivided beneficial interest in the right to receive, or obligation to make, such payments (each such interest a "Derivative Interest"). The Derivative Interests are not included in any REMIC.

     The treatment of amounts received or paid by a certificateholder with respect to such Derivative Interests, will depend upon the portion of such certificateholder's purchase price allocable thereto. Under the REMIC regulations, each certificateholder who has an interest in the Derivative Interests must allocate its purchase price for its certificate between its undivided interest in the REMIC Regular Interest and each of its interests comprising the Derivative Interests in accordance with the relative fair market values of each of those property rights (including negative value, in the case of an obligation to make a payment). No representation is or will be made as to the relative fair market values. Generally, payments made to certificates under the Derivative Interests will be included in income based on, and the purchase prices allocated to each such Derivative Interests may be amortized in accordance with, the regulations relating to notional principal contracts. In the case of non-corporate holders of such certificates, the amortization of the purchase price may be subject to limitations as an itemized deduction.

     The portions of the offered certificates treated as REMIC regular interests (but not the portions of the related offered certificates consisting of the Derivative Rights) will be assets described in Section 7701(a)(19)(C) of the Code, and "real estate assets" under Section 856(c)(5)(B) of the Code, generally, in the same proportion that the assets of the trust fund with respect to which a REMIC election is made would be so treated, provided, that if 95% or more of such assets qualify for any of the foregoing treatments at all times during a calendar year, such portions of the offered certificates will so qualify in their entirety for such calendar years. In addition, to the extent a regular interest represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that regular interest would be interest on obligations secured by interests in real property for purposes of section 856(c)(3)(B) of the Code in that proportion.

TAXATION OF CLASS R CERTIFICATES

     The Class R Certificates represent the beneficial ownership of a class of "residual interests" in one or more REMICs within the trust fund. Each holder of
a  Class  R   Certificate   should  refer  to  "Material

Federal Income Tax Considerations--Taxation of Holders of Residual Interest Securities" in the prospectus for information regarding the material tax consequences of acquiring, holding and disposing of the Class R Certificates, as well as other portions of "Material Federal Income Tax Considerations" in the prospectus as they relate to holders of residual interests in a REMIC.

PROHIBITED TRANSACTIONS TAX AND OTHER TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions," called the "Prohibited Transactions Tax." In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a mortgage loan, the receipt of income from a source other than a mortgage loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the mortgage loans for temporary investment pending distribution on the certificates. It is not anticipated that any REMIC comprising the trust fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a trust fund that elects to be treated as a REMIC made after the day on which such trust fund issues all of its interests could result in the imposition of a tax on the trust fund equal to 100% of the value of the contributed property, called the "Contributions Tax." None of the REMICs comprising the trust fund will accept contributions that would subject it to such tax.

     In addition, a trust fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property held as inventory.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC arises out of a breach of the master servicer's, the securities administrator's, the trustee's or EMC's obligations under the pooling and servicing agreement or in respect of compliance with then applicable law, such tax will be borne by the master servicer, the securities administrator, the trustee or EMC, as applicable, in either case out of its own funds. In the event that either the master servicer, the securities administrator, the trustee or EMC, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be paid by the relevant REMIC within the trust fund with amounts otherwise distributable to the holders of certificates in the manner provided in the pooling and servicing agreement.

     For further information regarding the federal income tax consequences of investing in the offered certificates, we refer you to "Material Federal Income Tax Considerations" in the prospectus.

                                   STATE TAXES

     None of the depositor, the master servicer, the sponsor, the trustee or the securities administrator makes any representations regarding the tax consequences of purchase, ownership or disposition of the offered certificates under the tax laws of any state. Investors considering an investment in the offered certificates should consult their own tax advisors regarding such tax consequences.

     All investors are encouraged to consult their own tax advisors regarding the federal, state, local or foreign income tax consequences of the purchase, ownership and disposition of the offered certificates.

                              ERISA CONSIDERATIONS

     Fiduciaries of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the certificates. In addition, fiduciaries of employee benefit plans subject to Title I of ERISA, as well as certain plans or other retirement arrangements not subject to ERISA, but which are subject to Section 4975 of the Code (such as individual retirement accounts and Keogh plans covering only a sole proprietor, or partners), or any entity whose underlying assets include plan assets by reason of a plan or account investing in such entity, including an insurance company general account (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the certificates will cause the assets of the trust to be considered plan assets pursuant to the plan asset regulations set forth at 29 C.F.R. ss. 2510.3-101 (the "Plan Asset Regulations"), thereby subjecting the Plan to the prohibited transaction rules with respect to such assets and the trustee or the master servicer to the fiduciary investments standards of ERISA, or cause the excise tax provisions of
Section 4975 of the Code to apply to such assets, unless an exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of the certificates.

     Prohibited Transaction Exemption ("PTE") 90-30 (the "Exemption"), as amended by PTE 2000-58, and as further amended by PTE 2002-41, will generally be met with respect to the Class A Certificates, except for conditions which are dependent on facts unknown to the sponsor or which it cannot control, such as those relating to the Plan or its fiduciary. See "ERISA Considerations" in the prospectus. The subordinate certificates may not be acquired for or on behalf of a purchaser which is acquiring such certificates directly or indirectly for or on behalf of a Plan unless the proposed transfer and/or holding of a subordinate certificate and the servicing, management and operation of the trust will neither (i) result in a prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code because any such transaction is covered under an individual or class prohibited transaction exemption including but not limited to PTE 84-14 (class exemption for plan asset transaction determined by independent qualified professional asset managers); PTE 90-1 (class exemption for certain transactions involving insurance company pooled separate accounts); PTE 91-38 (class exemption for certain transactions involving bank collective investment funds); PTE 95-60 (class exemption for certain transactions involving insurance company general accounts); and PTCE 96-23 (class exemption for plan asset transactions determined by in-house asset managers) ("Investor-Based Exemptions") nor (ii) give rise to any additional fiduciary duties under ERISA on the part of the master servicer, any servicer, the securities administrator or the trustee, all of which will be deemed represented by an owner of a book-entry subordinate certificate and will be evidenced by representations to such effect by or on behalf of a holder of a physical subordinate or residual certificate.

     Any Plan fiduciary which proposes to cause a Plan to purchase offered certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of the offered certificates. Assets of a Plan should not be invested in offered certificates unless it is clear that an exemption will apply and exempt all potential prohibited transactions.

     A governmental plan as defined in Section 3(32) of ERISA is not subject to ERISA, or Code Section 4975. However, such governmental plan may be subject to Federal, state and local laws, which may, to a material extent, be similar to the provisions of ERISA or Code Section 4975. A fiduciary of a governmental plan should make its own determination as to the propriety of such investment under applicable fiduciary or other investment standards, and the need for and the availability of any exemptive relief under any such similar laws.

                                  LEGAL MATTERS

     The validity of the certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the depositor by Greenberg Traurig, LLP, New York, New York. Greenberg Traurig, LLP, New York, New York, will also pass upon certain legal matters on behalf of the sponsor, the depositor and the underwriter.

                                LEGAL PROCEEDINGS

     There are no material legal proceedings pending against the depositor, the trustee, the securities administrator, the issuing entity, any 20% concentration originator, or the custodian, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the certificateholders. No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the certificateholders. We refer you to "The Sponsor" for a description of the legal proceedings against the sponsor.

              AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

     The sponsor, the issuing entity, the underwriter and the depositor are affiliated parties. There are no affiliations between the sponsor, the depositor or the issuing entity and any of the master servicer, the trustee, the securities administrator, any 10% concentration originator or the custodian. There are no affiliations between the master servicer and the trustee or among the trustee and the securities administrator, any 10% concentration originator or the custodian. Wells Fargo Bank is a greater than 10% concentration originator as well as the master servicer, securities administrator and the custodian. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the sponsor, the depositor or the issuing entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm's length transaction with an unrelated third party and that are material to the investor's understanding of the certificates, or that relate to the certificates or, except as disclosed herein, the pooled assets. Except as disclosed herein, no such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.

     Wells Fargo Bank serves or has served within the past two years as loan file custodian for various mortgage loans owned by the sponsor or an affiliate of the sponsor and anticipates that one or more of those mortgage loans may be included in the related trust. The terms of the custodial agreement under which those services are provided by Wells Fargo Bank are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

                                     RATINGS

     It is a condition of the issuance of the offered certificates that each class of offered certificates be assigned the ratings designated below by Standard & Poor's and Fitch.

                                                Rating
                                ----------------------------------
                  Class             Standard and             Fitch
                                      Poor's
                   1A-1                 AAA                   AAA
                   1A-2                 AAA                   AAA
                   1A-3                 AAA                   AAA
                   2A-1                 AAA                   AAA

                                                Rating
                                ----------------------------------
                  Class             Standard and             Fitch
                                      Poor's
                   2A-2                 AAA                   AAA
                   3A-1                 AAA                   AAA
                   X-1                  AAA                   AAA
                   3A-2                 AAA                   AAA
                   X-2                  AAA                   AAA
                   B-1                   AA                    AA
                   B-2                   A                     A
                   B-3                  BBB                   BBB

     The security ratings assigned to the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the respective rating agency. The ratings on the offered certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans or the anticipated yields in light of prepayments.

     The depositor has not requested ratings of the offered certificates by any rating agency other than Standard & Poor's and Fitch. However, there can be no assurance as to whether any other rating agency will rate the offered certificates or, if it does, what ratings would be assigned by such other rating agency. The ratings assigned by such other rating agency to the offered certificates could be lower than the respective ratings assigned by the rating agencies.

     The rating agencies have stated that it is their standard policy to monitor ratings on publicly offered securities for which a rating has been provided, as to each rating agency rating each class of offered certificates in accordance with the rating agencies' particular surveillance policies, unless the issuing entity requests a rating without surveillance. A rating agency will monitor the rating it issues on an ongoing basis and may update the rating after conducting its regular review of the issuing entity's creditworthiness or after conducting a review of the status of the rating upon becoming aware of any information that might reasonably be expected to result in a change of rating. The depositor has not requested that any rating agency not monitor their ratings of the offered certificates, and the depositor has not requested that any rating agency use any monitoring procedures other than their standard monitoring procedures.

                                LEGAL INVESTMENT

     The offered certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, or SMMEA.

     Institutions whose investment activities are subject to review by certain regulatory authorities hereafter may be or may become subject to restrictions on investment in the certificates, and such restrictions may be retroactively imposed. The Federal Financial Institutions Examination Council, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, or OTS, and the National Credit Union Administration, or NCUA, have adopted guidelines, and have proposed policies, regarding the suitability of investments in various types of derivative mortgage-backed securities, including securities such as the certificates.

     For example, on April 23, 1998, the Federal Financial Institutions Examination Council issued a revised supervisory policy statement, referred to as the 1998 Policy Statement, applicable to all depository institutions, setting forth guidelines for investments in "high-risk mortgage securities." The 1998 Policy

Statement has been adopted by the Federal  Reserve Board,  the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the NCUA and the OTS. The 1998 Policy Statement rescinds a 1992 policy statement that had required, prior to purchase, a depository institution to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. In addition, The 1998 Policy Statement eliminates former constraints on investing in certain "high-risk" mortgage derivative products and substitutes broader guidelines for evaluating and monitoring investment risk. In addition, the NCUA has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include the certificates. The NCUA has indicated that its regulations will take precedence over the 1998 Policy Statement. Similar policy statements and regulations have been issued by other regulators having jurisdiction over other types of depository institutions.

     The OTS has issued Thrift Bulletin 73a, or TB 73a, entitled "Investing in Complex Securities", effective December 18, 2001 which applies to savings associations regulated by the OTS, and Thrift Bulletin 13a, or TB 13a, entitled "Management of Interest Rate Risk, Investment Securities, and Derivatives Activities", effective December 1, 1998, which is applicable to thrift institutions regulated by the OTS.

     TB 73a requires savings associations, prior to taking any investment position, to determine that the investment position meets applicable regulatory and policy requirements and internal guidelines, is suitable for the institution, and is safe and sound. The OTS recommends, with respect to purchases of specific securities, additional analysis, including, among others, analysis of repayment terms, legal structure, expected performance of the issuing entity and any underlying assets as well as analysis of the effects of payment priority, with respect to a security which is divided into separate tranches with unequal payments, and collateral investment parameters, with respect to a security that is prefunded or involves a revolving period. TB 73a reiterates the OTS's due diligence requirements for investing in all securities and warns that if a savings association makes an investment that does not meet the applicable regulatory requirements, the savings association's investment practices will be subject to criticism, and the OTS may require divestiture of such securities. The OTS also recommends, with respect to an investment in any "complex securities," that savings associations should take into account quality and suitability, interest rate risk, and classification factors. For the purposes of each of TB 73a and TB 13a, "complex security" includes, among other things, any collateralized mortgage obligation or real estate mortgage investment conduit security, other than any "plain vanilla" mortgage pass through security (that is, securities that are part of a single class of securities in the related pool that are non callable and do not have any special features). Accordingly, all classes of offered certificates would likely be viewed as "complex securities." With respect to quality and suitability factors, TB 73a warns (i) that a savings association's sole reliance on outside ratings for material purchases of complex securities is an unsafe and unsound practice,
(ii) that a savings association should only use ratings and analyses from nationally recognized rating agencies in conjunction with, and in validation of, its own underwriting processes, and (iii) that it should not use ratings as a substitute for its own thorough underwriting analyses. With respect the interest rate risk factor, TB 73a recommends that savings associations should follow the guidance set forth in TB 13a.

     TB 13a requires thrift institutions, prior to taking any investment position, to (i) conduct a pre purchase portfolio sensitivity analysis for any "significant transaction" involving securities or financial derivatives, and
(ii) conduct a pre purchase price sensitivity analysis of any "complex security" or financial derivative. The OTS recommends that while a thrift institution should conduct its own in house pre acquisition analysis, it may rely on an analysis conducted by an independent third party as long as management understands the analysis and its key assumptions. Further, TB 13a recommends that the use of "complex securities with high price sensitivity" be limited to transactions and strategies that lower a thrift institution's portfolio interest rate risk. TB 13a warns that investment in complex securities by thrift institutions that do not have adequate risk measurement, monitoring and control systems may be viewed by OTS examiners as an unsafe and unsound practice.

     There may be other restrictions on the ability of some investors either to purchase some classes of securities or to purchase any class of securities representing more than a specified percentage of the investors' assets. The depositor will make no representations as to the proper characterization of any class of securities for legal investment or other purposes, or as to the ability of particular investors to purchase any class of securities under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of securities. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                              AVAILABLE INFORMATION

     The depositor is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information with the Commission. Reports and other information filed by the depositor can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street NE, Washington, DC 20549, and its Regional Offices located as follows: Chicago Regional Office, 500 West Madison, 14th Floor, Chicago,
Illinois 60661; New York Regional Office, 233 Broadway, New York, New York 10279. Copies of the material can also be obtained from the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549, at prescribed rates and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval system at the Commission's Website (http://www.sec.gov). Information about the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (800) SEC-0330. Exchange Act reports as to any series filed with the Commission will be filed under the issuing entity's name. The depositor does not intend to send any financial reports to security holders.

     The issuing entity's annual reports on Form 10-K (including reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, discussed in "Description of the Certificates -- Reports to Certificateholders" and "Servicing of the Mortgage Loans -- Evidence as to Compliance", required to be filed under Regulation AB), periodic distribution reports on Form 10-D, current reports on Form 8-K and amendments to those reports, as will have been filed by the securities administrator with the Commission, will be posted on the securities administrator's internet web site as soon as reasonably practicable after it has been electronically filed by it with, or furnished to, the Commission. The address of the website is: www.ctslink.com.

                          REPORTS TO CERTIFICATEHOLDERS

     1. So long as the issuing entity is required to file reports under the Exchange Act, those reports will be made available as described above under "Available Information".

     2. Periodic distribution reports will be posted on the securities administrator's website referenced above under "Available Information" as soon as practicable. Annual reports of assessment of compliance with the AB Servicing Criteria, attestation reports, and statements of compliance, if not available on the securities administrator's website, may be obtained by the registered holders of the related securities free of charge upon request to the securities administrator. See "Servicing of the Mortgage Loans -- Evidence as to Compliance" and "Description of the Certificates -- Reports to Certificateholders."

                    INCORPORATION OF INFORMATION BY REFERENCE

     There are incorporated into this free writing prospectus by reference all documents, including but not limited to the financial statements and reports filed or caused to be filed or incorporated by reference by the depositor with respect to a trust fund pursuant to the requirements of Sections 13(a) or 15(d) of the Exchange Act, prior to the termination of the offering of the offered securities of the related series. All documents subsequently filed by the depositor pursuant to Sections 13(a) or 15(d) of the Exchange Act in respect of any offering prior to the termination of the offering of the offered securities will also be deemed incorporated by reference into this free writing prospectus.

     The depositor will provide or cause to be provided without charge to each person to whom this free writing prospectus is delivered in connection with the offering of one or more classes of offered securities, upon written or oral request of the person, a copy of any or all the reports incorporated in this free writing prospectus by reference, in each case to the extent the reports relate to one or more of such classes of the offered securities, other than the exhibits to the documents, unless the exhibits are specifically incorporated by reference in the documents. Requests should be directed in writing to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: Secretary, or by telephone at (212) 272-2000. The depositor has determined that its financial statements will not be material to the offering of any offered securities.

                                    GLOSSARY

     Below are abbreviated definitions of certain significant terms used in this free writing prospectus. Capitalized terms used in this free writing prospectus but not defined in this free writing prospectus shall have the meanings assigned to them in the accompanying prospectus. The pooling and servicing agreement may each contain more complete definitions of the terms used in this free writing prospectus and reference should be made to those agreements for a more complete understanding of these terms.

     "Accrued Certificate Interest" with respect to the certificates of any class on any distribution date, is equal to the amount of interest accrued during the related interest accrual period at the applicable pass-through rate on the Certificate Principal Balance or Notional Amount, as applicable, of such certificate immediately prior to such distribution date, less (1) in the case of a senior certificate, such certificate's share of (a) Prepayment Interest Shortfalls on the related mortgage loans, to the extent not covered by Compensating Interest paid by the servicer or the master servicer, (b) interest shortfalls on the related mortgage loans resulting from the application of the Relief Act or similar state law and (c) after the Cross-Over Date, the interest portion of any Realized Losses on the related mortgage loans, and (2) in the case of a subordinate certificate, such certificate's share of (a) Prepayment Interest Shortfalls on the related mortgage loans, to the extent not covered by Compensating Interest paid by the servicer or the master servicer, (b) interest shortfalls on the related mortgage loans resulting from the application of the Relief Act or similar state law and (c) the interest portion of any Realized
Losses on the related mortgage loans. The applicable Senior Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the senior certificates in the related certificate group in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. The applicable Subordinate Percentage of Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the subordinate certificates in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfalls. Accrued Certificate Interest with respect to the certificates is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Accrued Certificate Interest will be payable with respect to any class of certificates after the distribution date on which the outstanding Certificate Principal Balance or Notional Amount, as applicable, of such certificate has been reduced to zero.

     "Actual Monthly Payments," for any mortgage loan in a sub-loan group and each Due Period, means the actual monthly payments of principal and interest received during such month on such mortgage loan.

     "Adjusted Rate Cap," with respect to each class of Class A Certificates in a sub-loan group, each distribution date and the related Due Period, is (A) the sum of (i) the scheduled Monthly Payments owed on the related mortgage loans for such Due Period less the related Servicing Fees and (ii) the Actual Monthly Payments received in excess of such scheduled Monthly Payments, minus (B) the sum of (i) with respect to sub-loan group 3, the Coupon Strip, if any, payable to the Final Maturity Reserve Account with respect to such distribution date, and (ii) the interest payable to the related interest-only certificates, expressed as a per annum rate calculated on the basis of the aggregate Stated Principal Balance of the related mortgage loans for such Due Period.

     With respect to each class of Class B Certificates, each distribution date and the related Due Period, the weighted average of the Adjusted Rate Caps of the related Class A Certificates in the related sub-loan group (without any exclusion for the interest payable to the related interest-only certificates), weighted in proportion to the excess of the aggregate Stated Principal Balance of each such sub-loan group over the aggregate Certificate Principal Balance of the Class A Certificates related to such sub-loan group.

     "Aggregate Subordinate Optimal Principal Amount," means the sum of each of the components of the definition of Subordinate Optimal Principal Amount for all sub-loan groups.

     "Allocable Share" with respect to any class of Class B Certificates on any distribution date will generally equal such class's pro rata share (based on the Certificate Principal Balance of each class entitled thereto) of the related Aggregate Subordinate Optimal Principal Amount; provided, however, that no class of Class B Certificates (other than the class of Class B Certificates with the lowest numerical designation) shall be entitled on any distribution date to receive distributions pursuant to clauses (2), (3) and (5) of the related definition of Subordinate Optimal Principal Amount unless the Class Prepayment Distribution Trigger for the related class is satisfied for such distribution date. Notwithstanding the foregoing, if on any distribution date the Certificate Principal Balance of any class of Class B Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such distribution date is reduced to zero, any amounts distributable to such class pursuant to clauses
(2), (3) and (5) of the related definition of Subordinate Optimal Principal Amount to the extent of such class's remaining Allocable Share, shall be distributed to the remaining classes of Class B Certificates in reduction of their respective Certificate Principal Balances, sequentially, to the Class B Certificates, in the order of their numerical class designations.

     "Available Funds" for any distribution date and each sub-loan group, an amount which generally includes, (1) all previously undistributed payments on account of principal (including the principal portion of Monthly Payments, Principal Prepayments and the principal amount of Net Liquidation Proceeds and Subsequent Recoveries) and all previously undistributed payments on account of interest received after the Cut-off Date and on or prior to the related
Determination Date, in each case, from the related mortgage loans, (2) any Monthly Advances and payments of Compensating Interest made by the Master Servicer or the Servicer for such distribution date in respect of the mortgage loans in the related sub-loan group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments for the related mortgage loans and (4) any amount allocated from the Available Funds of another sub-loan group in accordance with paragraph (E) under "Description of the Certificates--Distributions on the Certificates" in this free writing prospectus, net of (x) fees payable to, and amounts reimbursable to, the master servicer, the servicer, the securities administrator, the trustee, the LPMI Insurer and any custodian as provided in the pooling and servicing agreement and
(y) investment earnings on amounts on deposit in the distribution account.

     "Certificate Principal Balance," with respect to any certificate as of any distribution date, will equal such certificate's initial principal amount on the closing date, plus (other than the Class 1A and Class 2A Certificates) the amount of any Net Deferred Interest allocated thereto on such distribution date and on any previous distribution dates, plus any Subsequent Recoveries added to the Certificate Principal Balance of such certificate (other than an interest-only certificate), as described under "Description of the Certificates--Allocation of Realized Losses; Subordination" in this free writing prospectus, as reduced by (1) all amounts allocable to principal previously distributed with respect to such certificate, (2) the principal portion of all Realized Losses (other than Realized Losses resulting from Debt Service Reductions) previously allocated to such certificate, and (3) solely in the case of the subordinate certificates, such certificate's pro rata share, if any, of the applicable Subordinate Certificate Writedown Amount for previous distribution dates.

     "Class Prepayment Distribution Trigger" is a test, which shall be satisfied for a class of subordinate certificates for a distribution date if the fraction (expressed as a percentage), the numerator of which is the aggregate Certificate Principal Balance of such class and each class of subordinate certificates subordinate thereto, if any, and the denominator of which is the Stated Principal Balances of all of the mortgage loans as of the related Due Date, equals or exceeds such percentage calculated as of the closing date.

     "Coupon  Strip"  has  the  meaning  set  forth  in   "Description   of  the
Certificates--Final Maturity Reserve Account" in this free writing prospectus.

     "Cross-Over Date" is the distribution date on which the Certificate Principal Balances of the subordinate certificates are reduced to zero.

     "Deferred Interest" means the amount of accrued interest on the negative amortization mortgage loans, the payment of which is deferred and added to the principal balance of such mortgage loans due to the negative amortization feature thereof, as described in this free writing prospectus.

     "Due Period" with respect to any distribution date and mortgage loan is the period commencing on the second day of the month preceding the calendar month in which such distribution date occurs and ending at the close of business on the first day of the month in which such distribution date occurs.

     "Final Maturity Reserve Account" means an account established by the Securities Administrator pursuant to the pooling and servicing agreement for the distributions of Coupon Strips.

     "Insurance Proceeds" are all proceeds of any insurance policies, to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the related servicer's normal servicing procedures, other than proceeds that represent reimbursement of the related servicer's costs and expenses incurred in connection with presenting claims under the related insurance policies and exclusive of Subsequent Recoveries.

     "Liquidation Period," with respect to a distribution date, is the monthly or other period described in the related servicing agreement pursuant to which any Liquidation Proceeds are collected and remitted on the related servicer remittance date.

     "Liquidation Proceeds," are amounts, other than Insurance Proceeds and Subsequent Recoveries, received in connection with the partial or complete liquidation of a mortgage loan, whether through trustee's sale, foreclosure sale or otherwise, or in connection with any condemnation or partial release of a mortgaged property, and any other proceeds received with respect to any mortgaged properties acquired by the related servicer by foreclosure or deed in lieu of foreclosure in connection with defaulted mortgage loans, less the sum of related unreimbursed advances, servicing fees, servicing advances and all expenses of liquidation, including property protection expenses and foreclosure and sale costs, including court and reasonable attorney's fees.

     "Net Deferred Interest," with respect to the mortgage loans in sub-loan group 3, on any distribution date, means the amount of Deferred Interest on the related mortgage loans during the related Due Period net of Principal
Prepayments in full, partial Principal Prepayments, Net Liquidation Proceeds, Repurchase Proceeds and scheduled principal payments, in that order, in each case with respect to the related sub-loan group, included in the related Available Funds for such distribution date and available to be distributed on the related certificates on that distribution date.

     With respect to any class of senior certificates related to sub-loan group 3 (other than Class X Certificates) and the subordinate certificates as of any distribution date, means an amount equal to the product of (1) the excess, if any, of (a) the pass-through rate for such class of certificates, over (b) the Adjusted Rate Cap for such class of certificates for such distribution date, and
(2) the Certificate Principal Balance of such class of certificates immediately prior to such distribution date.

     With respect to any class of Class X Certificates as of any distribution date, means the difference, if any, between (1) the proportionate amount of Net Deferred Interest on the related mortgage loans during the related Due Period, and (2) the portion of Net Deferred Interest allocated to the related certificates (other than the Class X Certificates) on such distribution date.

     "Prepayment Period" with respect to any distribution date and the mortgage loans serviced by a related servicer, the period that is provided in the related servicing agreement.

     "Realized Loss" is the excess of the Stated Principal Balance of a defaulted mortgage loan over the net Liquidation Proceeds with respect thereto that are allocated to principal.

     "Relief Act" means the Servicemembers Civil Relief Act.

     "Senior Optimal Principal Amount" with respect to each sub-loan group and each distribution date, will be an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the related certificate group immediately prior to such distribution date):

     (1) the applicable Senior Percentage of the principal portion of all Monthly Payments due on the mortgage loans in the related sub-loan group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period if the distribution date occurs prior to a related Cross-Over Date);

     (2) the applicable Senior Prepayment Percentage of the Stated Principal Balance of each mortgage loan in the related sub-loan group which was the subject of a prepayment in full received by the master servicer during the applicable Prepayment Period;

     (3) the applicable Senior Prepayment Percentage of the amount of all partial prepayments allocated to principal received during the applicable Prepayment Period in respect of mortgage loans in the related sub-loan group;

     (4) the lesser of (a) the applicable Senior Prepayment Percentage of the sum of (i) all Net Liquidation Proceeds allocable to principal received in respect of each mortgage loan in the related sub-loan group that became a Liquidated Mortgage Loan during the related Liquidation Period (other than mortgage loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related sub-loan group during the related Due Period and (ii) the Stated Principal Balance of each such mortgage loan in the related sub-loan group purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any, or otherwise; and (b) the applicable Senior Percentage of the sum of (i) the Stated Principal Balance of each mortgage loan in the related sub-loan group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the mortgage loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan in the related sub-loan group during the related Due Period and (ii) the Stated Principal Balance of each such mortgage loan in the related sub-loan group that was purchased by an insurer from the trustee during the related Prepayment Period pursuant to the related primary mortgage insurance policy, if any or otherwise;

     (5) any amount allocated to the Available Funds of the related sub-loan group in accordance with paragraphs (E) and (F) under "Description of the Certificates--Distributions on the Certificates" in this free writing prospectus; and

     (6) the applicable Senior Prepayment Percentage of the sum of (a) the Stated Principal balance of each mortgage loan in the related sub-loan group which was repurchased by the sponsor in connection with such distribution date and (b) the excess, if any, of the Stated Principal Balance of a mortgage loan in the related sub-loan group that has been replaced by the sponsor with a substitute mortgage loan pursuant to the pooling and servicing agreement in connection with such distribution date over the Stated Principal Balance of such substitute mortgage loan.

     "Senior Percentage" with respect to each certificate group related to a sub-loan group and any distribution date, is the lesser of (a) 100% and (b) the percentage obtained by dividing the Certificate Principal Balance of the senior certificates in the related certificate group by the aggregate Stated Principal Balance of the mortgage loans in the related sub-loan group as of the beginning of the related Due Period. The initial Senior Percentage for each certificate group related to a sub-loan group will be equal to approximately 87.20%.

     "Stated Principal Balance" of any mortgage loan means, with respect to any distribution date, is the cut-off date principal balance thereof plus the amount of any net deferred interest allocated to such mortgage loan, minus the sum of:

          o the principal portion of the scheduled monthly payments due from mortgagors with respect to such mortgage loan during each Due Period ending prior to such distribution date (and irrespective of any delinquency in their payment);

          o all prepayments of principal with respect to such mortgage loan received prior to or during the related Prepayment Period, and all liquidation proceeds to the extent applied by the related servicer as recoveries of principal in accordance with the pooling and servicing agreement that were received by the related servicer prior to or during the related Liquidation Period, and

          o any Realized Loss thereon incurred during the related period set forth in the respective Servicing Agreement.

     The Stated Principal Balance of any liquidated mortgage loan is zero.

     "Senior Prepayment Percentage" means the Senior Prepayment Percentage for the senior certificates (other than the interest-only certificates) of each certificate group related to a sub-loan group, on any distribution date occurring during the periods set forth below will be as follows:

Period (dates inclusive)                          Senior Prepayment Percentage
----------------------------------------          ----------------------------------------------------------------

November 2006 - October 2016                      100%

November 2016 - October 2017                      Senior Percentage for the related Senior  Certificates plus 70%
                                                  of the Subordinate Percentage for the related sub-loan group.

November 2017 - October 2018                      Senior Percentage for the related Senior  Certificates plus 60%
                                                  of the Subordinate Percentage for the related sub-loan group.

November 2018 - October 2019                      Senior Percentage for the related Senior  Certificates plus 40%
                                                  of the Subordinate Percentage for the related sub-loan group.


                                     S-138



November 2019 - October 2020                      Senior Percentage for the related Senior  Certificates plus 20%
                                                  of the Subordinate Percentage for the related sub-loan group.

November 2020 and thereafter                      Senior Percentage for the related senior certificates.


     No scheduled reduction to the Senior Prepayment Percentage for the related certificate group shall be made as of any distribution date unless, as of the last day of the month preceding such distribution date (1) the aggregate Stated Principal Balance of the mortgage loans in all sub-loan groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust) averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the subordinate certificates does not exceed 50% and (2) cumulative Realized Losses on the mortgage loans in all sub-loan groups do not exceed (a) 30% of the aggregate Certificate Principal Balance of the Original Subordinate Principal Balance if such distribution date occurs between and including November 2016 and October 2017, (b) 35% of the Original Subordinate Principal Balance if such distribution date occurs between and including November 2017 and October 2018, (c) 40% of the Original Subordinate Principal Balance if such distribution date occurs between and including November 2018 and October 2019, (d) 45% of the Original Subordinate Principal Balance if such distribution date occurs between and including November 2019 and October 2020, and (e) 50% of the Original Subordinate Principal Balance if such distribution date occurs during or after November 2020.

     In addition, if on any distribution date the weighted average of the Subordinate Percentages for such distribution date is equal to or greater than two times the weighted average of the initial Subordinate Percentages, and (a) the aggregate Stated Principal Balance of the mortgage loans in all sub loan groups delinquent 60 days or more (including for this purpose any such mortgage loans in foreclosure and such mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last six months, as a percentage of the aggregate Certificate Principal Balance of the subordinate certificates does not exceed 50% and (b)(i) on or prior to the distribution date occurring in October 2009, cumulative Realized Losses on the mortgage loans in all sub loan groups as of the end of the related period set forth in the respective Servicing Agreement do not exceed 20% of the Original Subordinate Principal Balance and (ii) after the distribution date occurring in October 2009, cumulative Realized Losses on the mortgage loans in all sub-loan groups as of the end of the related period set forth in the respective Servicing Agreement do not exceed 30% of the Original Subordinate Principal Balance, then, in each case, the Senior Prepayment Percentage for the related senior certificates for such distribution date will equal the Senior Percentage for the related certificate group; provided, however, if on such distribution date the Subordinate Percentage for the related sub-loan group is equal to or greater than two times the initial Subordinate Percentage on or prior to the distribution date occurring in October 2009 and the above delinquency and loss tests are met, then the Senior Prepayment Percentage for the senior certificates in the related certificate group for such distribution date, will equal the Senior Percentage for such certificates plus 50% of the related Subordinate Percentage on such distribution date.

     Notwithstanding the foregoing, if on any distribution date, the percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates immediately preceding such distribution date, and the denominator of which is the Stated Principal Balance of the mortgage loans as of the beginning of the related Due Period, exceeds such percentage as of the cut-off date, then the related Senior Prepayment Percentage with respect to all the Senior Certificates for such distribution date will equal 100%.

     "Subordinate Certificate Writedown Amount" with respect to the subordinate certificates, the amount by which (x) the sum of the Certificate Principal Balances of the certificates (after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the Certificate Principal

Balances of the certificates on such distribution date) exceeds (y) the Stated Principal Balances of the mortgage loans on the Due Date related to such distribution date.

     "Subordinate Optimal Principal Amount" with respect to any sub-loan group and each distribution date will be an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the subordinate certificates immediately prior to such distribution date):

     (1) the related Subordinate Percentage of the principal portion of all Monthly Payments due on each mortgage loan in the related sub-loan group on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous principal prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

     (2) the related Subordinate Prepayment Percentage of the Stated Principal Balance of each mortgage loan in the related sub-loan group which was the subject of a prepayment in full received by the master servicer during the applicable Prepayment Period;

     (3) the related Subordinate Prepayment Percentage of the amount all partial prepayments of principal received in respect of mortgage loans in the related sub-loan group during the applicable Prepayment Period;

     (4) the excess, if any, of (a) the Net Liquidation Proceeds allocable to principal received in respect of each mortgage loan in the related sub-loan group that became a Liquidated Mortgage Loan during the related Liquidation Period and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan during the related Due Period over (b) the sum of the amounts distributable to the holders of the senior certificates in the related certificate group pursuant to clause (4) of the definition of "Senior Optimal Principal Amount" on such distribution date;

     (5) the related Subordinate Prepayment Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan in the related sub-loan group which was repurchased by the sponsor in connection with such distribution date and (b) the difference, if any, between the Stated Principal Balance of a mortgage loan in the related sub-loan group that has been replaced by the sponsor with a substitute mortgage loan pursuant to the mortgage loan purchase agreement in connection with such distribution date and the Stated Principal Balance of such substitute mortgage loan; and

     (6) on the distribution date on which the aggregate Certificate Principal Balance of the senior certificates (other than the interest-only certificates) in the related certificate group have all been reduced to zero, 100% of the Senior Optimal Principal Amount for such senior certificates.

     "Subordinate Percentage" as of any distribution date and with respect to any sub-loan group, is 100% minus the related Senior Percentage for the related certificate group.

     "Subordinate Prepayment Percentage" with respect to any sub-loan group, and as of any distribution date, is 100% minus the Senior Prepayment Percentage for the senior certificates in the related certificate group.

                             INDEX OF DEFINED TERMS


1-year CMT............................................................S-36
1-year LIBOR..........................................................S-38
6-month LIBOR.........................................................S-38
Certificate Principal Balance........................................S-135
Certificate Registrar..................................................S-6
Clearstream...........................................................S-77
Closing Date...........................................................S-6
Code.................................................................S-125
collateral value......................................................S-35
Compensating Interest.................................................S-73
Contributions Tax....................................................S-127
CSSF..................................................................S-79
Cut-Off Date...........................................................S-6
Depositor..............................................................S-5
Distribution Account..................................................S-71
DTC...................................................................S-77
Due Period...........................................................S-136
ERISA................................................................S-128
Euroclear.............................................................S-77
Exemption............................................................S-128
final scheduled distribution date....................................S-102
Financial Intermediary................................................S-78
Fiscal Quarter........................................................S-96
hybrid mortgage loans..................................................S-6
Insurance Proceeds...................................................S-136
interest adjustment date..............................................S-36 interest rate cap.....................................................S-13
Issuing Entity.........................................................S-6
Liquidation Proceeds.................................................S-136
Master Servicer........................................................S-5
MOM loan..............................................................S-40
net mortgage rate.....................................................S-91
offered certificates..................................................S-77
optional termination date.......................................S-13, S-95
Originators............................................................S-5
Paying Agent...........................................................S-6
Plan..................................................................S-16
Plan Asset Regulations...............................................S-128
Plan(s)..............................................................S-128
Pooling and Servicing Agreement........................................S-6
Prepayment Interest Shortfall.........................................S-73
Prepayment Period....................................................S-137
Prohibited Transactions Tax..........................................S-127
PTE..................................................................S-128
Realized Loss........................................................S-137
Relief Act...........................................................S-137
residual certificates.................................................S-77
residual interest.....................................................S-16
Rules.................................................................S-78

Securities Administrator...............................................S-6
senior certificates...................................................S-77
Servicers..............................................................S-5
servicing agreements..................................................S-62
SMMEA................................................................S-130
Sponsor................................................................S-5
Standard & Poor's.....................................................S-16
Stated Principal Balance.............................................S-138
subordinate certificates..............................................S-77
Subsequent Recovery...................................................S-89
Tax Counsel..........................................................S-125
The Certificates.......................................................S-5
Trustee................................................................S-6

                                   SCHEDULE A

                         MORTGAGE LOAN STATISTICAL DATA

            The following information sets forth in tabular format certain information, as of the cut-off date, about the mortgage loans. Other than with respect to rates of interest, percentages are approximate and are stated by cut-off date principal balance as of October 1, 2006.


            MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       MORTGAGE RATES (%)           LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       3.501    -   4.000                 7     $   1,881,930         0.69%
       4.001    -   4.500               102        20,121,530         7.42
       4.501    -   5.000               143        32,587,970        12.02
       5.001    -   5.500               174        66,311,268        24.46
       5.501    -   6.000               144        48,946,501        18.05
       6.001    -   6.500                66        15,886,857         5.86
       6.501    -   7.000                38         9,514,288         3.51
       7.001    -   7.500                39        11,185,076         4.13
       7.501    -   8.000                74        22,749,370         8.39
       8.001    -   8.500                83        29,745,541        10.97
       8.501    -   9.000                26         7,370,289         2.72
       9.001    -   9.500                 7           727,865         0.27
       9.501    -  10.000                 5           524,346         0.19
       10.001   -  10.500                 6           551,982         0.20
       10.501   -  11.000                 3           349,016         0.13
       11.001   -  11.500                 8           596,759         0.22
       11.501   -  12.000                 6           376,091         0.14
       12.001   -  12.500                 7           568,891         0.21
       12.501   -  13.000                 2           250,244         0.09
       13.001   -  13.500                 4           576,215         0.21
       13.501   -  14.000                 5           269,919         0.10
       14.001   -  14.500                 1            50,272         0.02
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00 %
                                  =========================================

     As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 6.183% per annum.


  ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       ORIGINAL COMBINED LOAN-     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       TO-VALUE RATIOS (%)          LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       10.01    -   20.00                 5     $   1,463,979         0.54%
       20.01    -   30.00                10         2,154,176         0.79
       30.01    -   40.00                12         6,912,541         2.55
       40.01    -   50.00                24        11,078,704         4.09
       50.01    -   60.00                43        23,307,844         8.60
       60.01    -   70.00                96        37,827,225        13.95
       70.01    -   80.00               473       131,508,464        48.50
       80.01    -   90.00               166        35,524,065        13.10
       90.01    -  100.00               119        21,177,934         7.81
       100.01   -  110.00                 2           187,289         0.07
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

     As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 74.31%.

     SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       SCHEDULED PRINCIPAL         MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       BALANCE ($)                  LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -  50,000                29     $     946,579         0.35%
       50,001   -  100,000              147        11,642,765         4.29
      100,001   -  150,000              181        22,531,728         8.31
      150,001   -  200,000              118        20,872,344         7.70
      200,001   -  250,000              100        22,151,267         8.17
      250,001   -  300,000               73        20,043,331         7.39
      300,001   -  350,000               55        17,847,619         6.58
      350,001   -  400,000               44        16,521,907         6.09
      400,001   -  450,000               31        13,188,617         4.86
      450,001   -  500,000               41        19,810,252         7.31
      500,001   -  550,000               34        17,559,818         6.48
      550,001   -  600,000               10         5,744,791         2.12
      600,001   -  650,000               22        13,926,867         5.14
      650,001   -  700,000                8         5,342,135         1.97
      700,001   -  750,000                8         5,853,799         2.16
      750,001   or Greater               49        57,158,402        21.08
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

     As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately
     $285,413.


            CREDIT SCORES OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       RANGE OF CREDIT SCORES       LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -    500                 55     $   9,937,131         3.66%
        501     -    520                 46         8,534,458         3.15
        521     -    540                 48         8,431,768         3.11
        541     -    560                 47         9,964,123         3.67
        561     -    580                 37         8,087,245         2.98
        581     -    600                 41        10,416,306         3.84
        601     -    620                 59        17,103,954         6.31
        621     -    640                 47        14,941,333         5.51
        641     -    660                 49        14,768,660         5.45
        661     -    680                 76        24,922,839         9.19
        681     -    700                 84        28,774,118        10.61
        701     -    720                 81        24,757,006         9.13
        721     -    740                 68        23,456,057         8.65
        741     -    760                 81        30,536,711        11.26
        761     -    780                 51        14,159,595         5.22
        781     -    800                 55        16,548,711         6.10
        801     or Greater               25         5,802,206         2.14
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

     As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 672.

     *Based upon the most recently available data.

    GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GEOGRAPHIC DISTRIBUTION      LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
     Alabama                              6     $   2,032,429         0.75%
     Alaska                               3           871,924         0.32
     Arizona                             29        10,125,228         3.73
     California                         180        83,189,907        30.68
     Colorado                            28         5,855,896         2.16
     Connecticut                          6         2,818,557         1.04
     Delaware                             4           630,564         0.23
     District of Columbia                 4         1,244,252         0.46
     Florida                            117        31,862,899        11.75
     Georgia                             38         5,083,312         1.87
     Hawaii                               4         4,121,535         1.52
     Idaho                                5           827,586         0.31
     Illinois                            50        11,590,281         4.27
     Indiana                             12         1,510,659         0.56
     Iowa                                 3           185,880         0.07
     Kansas                               6           584,772         0.22
     Kentucky                             4           527,785         0.19
     Louisiana                           10         1,411,645         0.52
     Maryland                            32        10,553,801         3.89
     Massachusetts                       12         3,555,027         1.31
     Michigan                            24         4,525,231         1.67
     Minnesota                           25         5,079,323         1.87
     Mississippi                         11         1,046,173         0.39
     Missouri                            14         1,782,611         0.66
     Montana                              3           645,595         0.24
     Nebraska                             1           214,060         0.08
     Nevada                              28         6,989,609         2.58
     New Hampshire                        1            47,950         0.02
     New Jersey                          32        10,050,116         3.71
     New Mexico                           4           609,377         0.22
     New York                            43        18,755,012         6.92
     North Carolina                      30         4,569,943         1.69
     Ohio                                14         1,729,965         0.64
     Oklahoma                             4           348,295         0.13
     Oregon                               7         2,230,093         0.82
     Pennsylvania                        18         2,800,859         1.03
     South Carolina                      19         4,268,988         1.57
     Tennessee                           14         3,308,838         1.22
     Texas                               31         4,944,889         1.82
     Utah                                 5           821,641         0.30
     Virginia                            25         7,192,020         2.65
     Washington                          29         7,304,315         2.69
     Wisconsin                           13         3,058,979         1.13
     Wyoming                              2           234,401         0.09
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00 %
                                  =========================================



         PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       PROPERTY TYPE                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     2-4 Family                          38     $  11,900,967         4.39%
     Condominium                        181        46,836,478        17.27
     PUD                                 46        14,556,955         5.37
     Single Family                      670       194,476,621        71.72
     Townhouse                           15         3,371,198         1.24
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

          OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       OCCUPANCY STATUS             LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Investor                           136     $  34,960,732        12.89%
     Owner Occupied                     760       226,270,632        83.45
     Second Home                         54         9,910,855         3.66
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

     *Based upon representations of the related mortgagors at the time of origination.


  REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       STATED REMAINING TERM        LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
        121     -    180                 10     $     536,211         0.20%
        181     -    240                  5           171,051         0.06
        241     -    300                  6           503,351         0.19
        301     -    360                904       257,604,373        95.01
        361     or Greater               25        12,327,234         4.55
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

     As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 346 months.

             LOAN PURPOSE OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       LOAN PURPOSE                 LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Cash-Out Refinance                 250     $ 75,383,862         27.80%
     Purchase                           474       127,964,100        47.19
     Rate/Term Refinance                226        67,794,258        25.00
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================


                INDEX OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INDEX                        LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     1MLIB                               11     $   4,240,475         1.56%
     1YLIB                               76        17,738,257         6.54
     1YTRSY                             572       170,864,829        63.02
     6MLIB                              150        23,625,759         8.71
     COFI                                 2           199,623         0.07
     MTA                                139        54,473,276        20.09
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================


        MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MAXIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -  11.000               607     $ 181,192,567        66.83%
       11.001   -  11.500                79        21,359,087         7.88
       11.501   -  12.000               108        44,235,434        16.31
       12.001   -  12.500                20         4,118,945         1.52
       12.501   -  13.000                28         6,889,216         2.54
       13.001   -  13.500                24         3,616,940         1.33
       13.501   -  14.000                26         3,504,672         1.29
       14.001   -  14.500                12         1,480,233         0.55
       14.501   -  15.000                15         2,393,063         0.88
       15.001   -  15.500                 6           350,890         0.13
       15.501   -  16.000                10           795,635         0.29
       16.001   -  16.500                 5           715,179         0.26
       16.501   -  17.000                 2            74,548         0.03
       17.001   -  17.500                 3           157,980         0.06
       17.501   -  18.000                 3           128,558         0.05
       18.001   or Greater                2           129,274         0.05
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

        MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MINIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   3.000               694     $ 204,783,165        75.53%
       3.001    -   3.500               135        49,883,731        18.40
       3.501    -   4.000                 8         1,465,377         0.54
       4.001    -   4.500                 4           421,060         0.16
       4.501    -   5.000                 3           394,569         0.15
       5.501    -   6.000                14         1,630,859         0.60
       6.001    -   6.500                 9         1,437,725         0.53
       6.501    -   7.000                11         1,854,223         0.68
       7.001    -   7.500                12         1,686,282         0.62
       7.501    -   8.000                 8         1,133,208         0.42
       8.001    -   8.500                 9         1,150,875         0.42
       8.501    -   9.000                 6           803,978         0.30
       9.001    -   9.500                 3           171,222         0.06
       9.501    -  10.000                 6         1,260,103         0.46
       10.001   -  10.500                 6           886,546         0.33
       10.501   or Greater               22         2,179,299         0.80
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================



            GROSS MARGINS OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GROSS MARGIN (%)             LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   2.500                94     $  21,879,411         8.07%
       2.501    -   3.000               609       184,520,807        68.05
       3.001    -   3.500               135        50,272,890        18.54
       3.501    -   4.000                13         2,444,744         0.90
       4.001    -   4.500                11         1,445,238         0.53
       4.501    -   5.000                13         1,966,606         0.73
       5.001    -   5.500                 9         1,352,133         0.50
       5.501    -   6.000                23         2,977,260         1.10
       6.001    -   6.500                15         1,580,291         0.58
       6.501    -   7.000                 5           401,430         0.15
       7.001    -   7.500                 8           905,337         0.33
       7.501    -   8.000                 4           710,112         0.26
       8.001    or Greater               11           685,960         0.25
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================


                 MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE
                       MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MONTHS TO NEXT INTEREST     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       RATE ADJUSTMENT              LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -    12                 338     $  87,775,772        32.37%
         13     -    24                 175        38,737,875        14.29
         25     -    36                 120        28,107,590        10.37
         37     -    48                 145        53,536,345        19.74
         49     -    60                  71        22,811,964         8.41
         61     -    72                   8         3,771,161         1.39
         73     -    84                  35         8,394,585         3.10
         97     or Greater               58        28,006,928        10.33
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================


         INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST ONLY                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     10 Year Interest Only               95     $  39,091,020        14.42%
     7 Year Interest Only                19         7,108,447         2.62
     5 Year Interest Only               165        64,910,193        23.94
     3 Year Interest Only                 2         2,537,500         0.94
     Non-IO                             669       157,495,059        58.09
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================


         DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN TOTAL POPULATION

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       DQ HISTORY                   LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     0 x 30                             496     $ 138,705,477        51.16%
     1 x 30                              71        26,064,853         9.61
     2 x 30                              66        23,043,630         8.50
     3+ x 30                             59        19,857,587         7.32
     1 x 60                              76        26,070,688         9.62
     2 x 60                              43        10,991,855         4.05
     3+ x 60                            139        26,408,130         9.74
                                  -----------------------------------------
          Total                         950     $ 271,142,220       100.00%
                                  =========================================

                MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       MORTGAGE RATES (%)           LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       3.501    -   4.000                 7     $   1,881,930         1.34%
       4.001    -   4.500               100        19,926,112        14.14
       4.501    -   5.000               136        30,529,925        21.66
       5.001    -   5.500               130        43,602,181        30.94
       5.501    -   6.000                65        18,520,337        13.14
       6.001    -   6.500                29         5,596,210         3.97
       6.501    -   7.000                20         5,032,167         3.57
       7.001    -   7.500                21         3,894,460         2.76
       7.501    -   8.000                22         4,144,785         2.94
       8.001    -   8.500                 7         1,007,978         0.72
       8.501    -   9.000                12         1,956,099         1.39
       9.001    -   9.500                 7           727,865         0.52
       9.501    -  10.000                 5           524,346         0.37
       10.001   -  10.500                 6           551,982         0.39
       10.501   -  11.000                 3           349,016         0.25
       11.001   -  11.500                 8           596,759         0.42
       11.501   -  12.000                 6           376,091         0.27
       12.001   -  12.500                 7           568,891         0.40
       12.501   -  13.000                 2           250,244         0.18
       13.001   -  13.500                 4           576,215         0.41
       13.501   -  14.000                 5           269,919         0.19
       14.001   -  14.500                 1            50,272         0.04
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

     As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 5.619% per annum.


      ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       ORIGINAL COMBINED LOAN-     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       TO-VALUE RATIOS (%)          LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       10.01    -   20.00                 4     $     463,979         0.33%
       20.01    -   30.00                 8         1,261,235         0.89
       30.01    -   40.00                 5         1,787,967         1.27
       40.01    -   50.00                16         8,552,067         6.07
       50.01    -   60.00                31        16,003,309        11.36
       60.01    -   70.00                67        21,474,848        15.24
       70.01    -   80.00               272        62,042,408        44.02
       80.01    -   90.00               111        16,683,036        11.84
       90.01    -  100.00                88        12,565,214         8.92
       100.01   -  110.00                 1            99,722         0.07
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

     As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 73.68%.



         SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       SCHEDULED PRINCIPAL         MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       BALANCE ($)                  LOANS       CUT-OFF DATE       POOL
      ------------------------    ---------- ----------------- ------------
         1      -  50,000                24     $     792,533         0.56%
       50,001   -  100,000              129        10,172,809         7.22
      100,001   -  150,000              136        16,824,346        11.94
      150,001   -  200,000               79        13,813,914         9.80
      200,001   -  250,000               58        12,781,398         9.07
      250,001   -  300,000               41        11,253,312         7.98
      300,001   -  350,000               34        10,990,314         7.80
      350,001   -  400,000               21         7,823,028         5.55
      400,001   -  450,000               13         5,474,984         3.88
      450,001   -  500,000               19         9,163,115         6.50
      500,001   -  550,000               12         6,182,164         4.39
      550,001   -  600,000                2         1,171,132         0.83
      600,001   -  650,000               11         6,966,611         4.94
      650,001   -  700,000                2         1,340,000         0.95
      700,001   -  750,000                2         1,468,115         1.04
      750,001   or Greater               20        24,716,009        17.54
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

     As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately
     $233,721.

                 CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       RANGE OF CREDIT SCORES       LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -    500                 51     $   8,371,023         5.94%
        501     -    520                 39         6,946,383         4.93
        521     -    540                 42         6,655,175         4.72
        541     -    560                 36         6,456,810         4.58
        561     -    580                 24         3,943,970         2.80
        581     -    600                 25         4,728,032         3.35
        601     -    620                 35         9,105,034         6.46
        621     -    640                 33        10,036,253         7.12
        641     -    660                 29         8,621,847         6.12
        661     -    680                 38        11,566,639         8.21
        681     -    700                 40        10,024,809         7.11
        701     -    720                 44        12,252,086         8.69
        721     -    740                 38         9,206,629         6.53
        741     -    760                 42        11,100,360         7.88
        761     -    780                 36         9,081,871         6.44
        781     -    800                 33         9,206,499         6.53
        801     or Greater               18         3,630,364         2.58
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

     As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 658.

     *Based upon the most recently available data.



         GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GEOGRAPHIC DISTRITUION       LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Alabama                              5     $   1,293,679         0.92%
     Alaska                               3           871,924         0.62
     Arizona                             20         6,511,223         4.62
     California                          92        34,962,979        24.81
     Colorado                            23         3,801,900         2.70
     Connecticut                          5         2,593,480         1.84
     Delaware                             3           379,215         0.27
     District of Columbia                 1           167,528         0.12
     Florida                             50        14,363,402        10.19
     Georgia                             27         4,066,278         2.89
     Hawaii                               3         3,726,797         2.64
     Idaho                                4           728,653         0.52
     Illinois                            35         6,698,355         4.75
     Indiana                             10         1,245,464         0.88
     Iowa                                 3           185,880         0.13
     Kansas                               6           584,772         0.41
     Kentucky                             4           527,785         0.37
     Louisiana                            9         1,294,765         0.92
     Maryland                            17         4,240,034         3.01
     Massachusetts                        6         1,720,168         1.22
     Michigan                            18         3,328,859         2.36
     Minnesota                           21         4,336,107         3.08
     Mississippi                         11         1,046,173         0.74
     Missouri                            13         1,561,391         1.11
     Montana                              2           396,308         0.28
     Nebraska                             1           214,060         0.15
     Nevada                              14         3,455,976         2.45
     New Hampshire                        1            47,950         0.03
     New Jersey                          21         5,571,499         3.95
     New Mexico                           3           225,987         0.16
     New York                            19         5,110,876         3.63
     North Carolina                      23         3,220,050         2.28
     Ohio                                13         1,282,955         0.91
     Oklahoma                             4           348,295         0.25
     Oregon                               1           340,153         0.24
     Pennsylvania                        15         2,363,104         1.68
     South Carolina                       8         2,058,684         1.46
     Tennessee                           10         1,148,635         0.82
     Texas                               25         3,290,520         2.33
     Utah                                 3           314,484         0.22
     Virginia                            17         4,385,158         3.11
     Washington                          21         4,872,729         3.46
     Wisconsin                           11         1,815,148         1.29
     Wyoming                              2           234,401         0.17
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================
                                  =========================================

             PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       PROPERTY TYPE                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     2-4 Family                          19     $   3,548,978         2.52%
     Condominium                         94        21,899,062        15.54
     PUD                                 13         2,165,084         1.54
     Single Family                      468       111,144,155        78.86
     Townhouse                            9         2,176,505         1.54
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================



              OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       OCCUPANCY STATUS             LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Investor                            51     $  10,736,399         7.62%
     Owner Occupied                     521       125,421,383        88.99
     Second Home                         31         4,776,002         3.39
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

     *Based upon representations of the related mortgagors at the time of origination.


      REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       STATED REMAINING TERM        LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
        121     -    180                 10     $     536,211         0.38%
        181     -    240                  1            41,318         0.03
        241     -    300                  5           415,784         0.30
        301     -    360                587       139,940,472        99.30
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

     As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 332 months.



                 LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       LOAN PURPOSE                 LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Cash-Out Refinance                 158     $  38,578,797        27.37%
     Purchase                           290        65,803,206        46.69
     Rate/Term Refinance                155        36,551,781        25.94
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

                     INDEX OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INDEX                        LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     1YLIB                               64     $  13,503,859         9.58%
     1YTRSY                             408       108,360,409        76.89
     6MLIB                              131        19,069,516        13.53
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00
                                  =========================================


            MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MAXIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -  11.000               417     $ 104,971,842        74.48%
       11.001   -  11.500                34         9,725,833         6.90
       11.501   -  12.000                19         5,818,738         4.13
       12.001   -  12.500                15         3,244,122         2.30
       12.501   -  13.000                18         4,964,917         3.52
       13.001   -  13.500                21         3,108,034         2.21
       13.501   -  14.000                25         3,004,672         2.13
       14.001   -  14.500                12         1,480,233         1.05
       14.501   -  15.000                15         2,393,063         1.70
       15.001   -  15.500                 6           350,890         0.25
       15.501   -  16.000                 6           665,902         0.47
       16.001   -  16.500                 5           715,179         0.51
       16.501   -  17.000                 2            74,548         0.05
       17.001   -  17.500                 3           157,980         0.11
       17.501   -  18.000                 3           128,558         0.09
       18.001   or Greater                2           129,274         0.09
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================



            MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MINIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   3.000               478     $ 123,052,474        87.31%
       3.001    -   3.500                11         2,558,090         1.82
       3.501    -   4.000                 4           832,557         0.59
       4.001    -   4.500                 4           421,060         0.30
       4.501    -   5.000                 3           394,569         0.28
       5.501    -   6.000                14         1,630,859         1.16
       6.001    -   6.500                 9         1,437,725         1.02
       6.501    -   7.000                11         1,854,223         1.32
       7.001    -   7.500                10         1,294,256         0.92
       7.501    -   8.000                 8         1,133,208         0.80
       8.001    -   8.500                 9         1,150,875         0.82
       8.501    -   9.000                 6           803,978         0.57
       9.001    -   9.500                 3           171,222         0.12
       9.501    -  10.000                 5         1,132,845         0.80
       10.001   -  10.500                 6           886,546         0.63
       10.501   or Greater               22         2,179,299         1.55
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

                 GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GROSS MARGIN (%)             LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   2.500                71     $  14,468,419        10.27%
       2.501    -   3.000               413       109,681,823        77.83
       3.001    -   3.500                11         2,947,249         2.09
       3.501    -   4.000                 9         1,811,925         1.29
       4.001    -   4.500                11         1,445,238         1.03
       4.501    -   5.000                13         1,966,606         1.40
       5.001    -   5.500                 9         1,352,133         0.96
       5.501    -   6.000                23         2,977,260         2.11
       6.001    -   6.500                15         1,580,291         1.12
       6.501    -   7.000                 5           401,430         0.28
       7.001    -   7.500                 8           905,337         0.64
       7.501    -   8.000                 4           710,112         0.50
       8.001    or Greater               11           685,960         0.49
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================



    MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MONTHS TO NEXT INTEREST     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       ADJUSTMENT                   LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -    12                 186     $  28,862,398        20.48%
         13     -    24                 175        38,737,875        27.49
         25     -    36                 120        28,107,590        19.94
         37     -    48                 122        45,225,922        32.09
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================



             INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST ONLY                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     10 Year Interest Only               15     $   3,495,406         2.48%
     7 Year Interest Only                 1           632,843         0.45
     5 Year Interest Only               131        52,774,222        37.45
     3 Year Interest Only                 2         2,537,500         1.80
     Non-IO                             454        81,493,813        57.82
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================



              DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP I

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       DQ HISTORY                   LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     0 x 30                             325     $  75,246,582        53.39%
     1 x 30                              38        13,622,349         9.67
     2 x 30                              33        10,091,609         7.16
     3+ x 30                             33         9,362,082         6.64
     1 x 60                              30         7,770,637         5.51
     2 x 60                              28         5,961,054         4.23
     3+ x 60                            116        18,879,471        13.40
                                  -----------------------------------------
          Total                         603     $ 140,933,784       100.00%
                                  =========================================

                MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       MORTGAGE RATES (%)           LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       4.001    -   4.500                 2      $    195,417         0.27%
       4.501    -   5.000                 7         2,058,045         2.89
       5.001    -   5.500                44        22,709,087        31.85
       5.501    -   6.000                77        30,004,222        42.08
       6.001    -   6.500                36         9,803,058        13.75
       6.501    -   7.000                16         4,259,816         5.97
       7.001    -   7.500                 5         1,122,507         1.57
       7.501    -   8.000                 3           513,176         0.72
       8.001    -   8.500                 3            72,504         0.10
       8.501    -   9.000                 2           557,229         0.78
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

     As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 5.816% per annum.


      ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       ORIGINAL COMBINED LOAN-     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       TO-VALUE RATIOS (%)          LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       10.01    -   20.00                 1      $  1,000,000         1.40%
       20.01    -   30.00                 2           892,941         1.25
       30.01    -   40.00                 6         1,858,345         2.61
       40.01    -   50.00                 8         2,526,637         3.54
       50.01    -   60.00                 9         5,280,522         7.41
       60.01    -   70.00                24        14,209,596        19.93
       70.01    -   80.00               114        37,117,836        52.06
       80.01    -   90.00                12         3,553,655         4.98
       90.01    -  100.00                19         4,855,530         6.81
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

     As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 71.89%.


         SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       SCHEDULED PRINCIPAL         MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       BALANCE ($)                  LOANS       CUT-OFF DATE       POOL
      ------------------------    ---------- ----------------- ------------
         1      -  50,000                 3      $     72,504         0.10%
       50,001   -  100,000               10           808,747         1.13
      100,001   -  150,000               28         3,500,262         4.91
      150,001   -  200,000               25         4,524,535         6.35
      200,001   -  250,000               23         5,193,657         7.28
      250,001   -  300,000               19         5,341,329         7.49
      300,001   -  350,000               13         4,236,395         5.94
      350,001   -  400,000               12         4,542,866         6.37
      400,001   -  450,000                7         3,011,669         4.22
      450,001   -  500,000               13         6,330,313         8.88
      500,001   -  550,000                6         3,091,420         4.34
      550,001   -  600,000                4         2,295,867         3.22
      600,001   -  650,000                6         3,885,068         5.45
      650,001   -  700,000                3         1,995,810         2.80
      700,001   -  750,000                5         3,676,250         5.16
      750,001   or Greater               18        18,788,368        26.35
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

     As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately
     $365,616.

                CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       RANGE OF CREDIT SCORES       LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -    500                  1      $    111,000         0.16%
        501     -    520                  5           984,969         1.38
        521     -    540                  1           242,462         0.34
        541     -    560                  3         1,217,499         1.71
        561     -    580                  4         1,490,738         2.09
        581     -    600                  7         2,239,060         3.14
        601     -    620                 10         3,780,964         5.30
        621     -    640                  8         2,502,201         3.51
        641     -    660                 12         3,280,364         4.60
        661     -    680                 22         9,719,223        13.63
        681     -    700                 23         8,466,056        11.87
        701     -    720                 21         7,638,477        10.71
        721     -    740                 19         8,909,764        12.50
        741     -    760                 26        10,441,482        14.65
        761     -    780                 10         3,532,467         4.95
        781     -    800                 16         4,566,491         6.41
        801     or Greater                7         2,171,842         3.05
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

     As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 698.

     *Based upon the most recently available data.



        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GEOGRAPHIC DISTRIBUTION      LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Alabama                              1      $    738,750         1.04%
     Arizona                              6         2,465,118         3.46
     California                          39        22,279,702        31.25
     Colorado                             4         1,559,982         2.19
     District of Columbia                 2           686,252         0.96
     Florida                             34         9,548,283        13.39
     Georgia                              7           515,258         0.72
     Hawaii                               1           394,738         0.55
     Idaho                                1            98,933         0.14
     Illinois                            12         4,543,794         6.37
     Indiana                              2           265,195         0.37
     Louisiana                            1           116,880         0.16
     Maryland                             7         3,216,854         4.51
     Massachusetts                        4         1,376,271         1.93
     Michigan                             2           618,076         0.87
     Minnesota                            1           127,258         0.18
     Missouri                             1           221,220         0.31
     Montana                              1           249,287         0.35
     Nevada                               9         2,232,378         3.13
     New Jersey                           6         2,859,422         4.01
     New Mexico                           1           383,390         0.54
     New York                            16         5,859,947         8.22
     North Carolina                       3           430,577         0.60
     Ohio                                 1           447,010         0.63
     Oregon                               3           626,406         0.88
     Pennsylvania                         2           387,977         0.54
     South Carolina                      11         2,210,303         3.10
     Tennessee                            3         1,866,822         2.62
     Texas                                5         1,420,799         1.99
     Washington                           7         2,304,348         3.23
     Wisconsin                            2         1,243,831         1.74
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

             PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       PROPERTY TYPE                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     2-4 Family                           5      $  2,065,697         2.90%
     Condominium                         63        20,256,054        28.41
     PUD                                  7         1,172,466         1.64
     Single Family                      116        46,936,520        65.83
     Townhouse                            4           864,324         1.21
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================



              OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       OCCUPANCY STATUS             LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Investor                            39      $ 13,163,259        18.46%
     Owner Occupied                     138        54,178,841        75.99
     Second Home                         18         3,952,961         5.54
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

     *Based upon representations of the related mortgagors at the time of origination.


      REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       STATED REMAINING TERM        LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
        181     -    240                  4      $    129,733         0.18%
        301     -    360                191        71,165,328        99.82
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

     As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 347 months.



                 LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       LOAN PURPOSE                 LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Cash-Out Refinance                  41      $ 17,113,943        24.00%
     Purchase                           121        42,516,907        59.64
     Rate/Term Refinance                 33        11,664,211        16.36
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

                     INDEX OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INDEX                        LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     1YLIB                               12      $  4,234,398         5.94%
     1YTRSY                             164        62,504,420        87.67
     6MLIB                               19         4,556,243         6.39
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================


            MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MAXIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -  11.000               130      $ 54,711,124        76.74%
       11.001   -  11.500                35         9,741,459        13.66
       11.501   -  12.000                12         3,616,103         5.07
       12.001   -  12.500                 3           675,200         0.95
       12.501   -  13.000                 7         1,412,537         1.98
       13.001   -  13.500                 3           508,907         0.71
       13.501   -  14.000                 1           500,000         0.70
       15.501   -  16.000                 4           129,733         0.18
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================



            MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MINIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   3.000               188      $ 70,561,969        98.97%
       3.001    -   3.500                 2           147,364         0.21
       3.501    -   4.000                 2            66,444         0.09
       7.001    -   7.500                 2           392,027         0.55
       9.501    -  10.000                 1           127,258         0.18
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================



                GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GROSS MARTIN (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   2.500                20      $  6,518,445         9.14%
       2.501    -   3.000               171        64,562,809        90.56
       3.001    -   3.500                 2           147,364         0.21
       3.501    -   4.000                 2            66,444         0.09
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================



   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MONTHS TO NEXT INTEREST     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       RATE ADJUSTMENT              LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         37     -    48                  23      $  8,310,423        11.66%
         49     -    60                  71        22,811,964        32.00
         61     -    72                   8         3,771,161         5.29
         73     -    84                  35         8,394,585        11.77
         97     or Greater               58        28,006,928        39.28
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================

             INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST ONLY                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     10 Year Interest Only               80      $ 35,595,615        49.93%
     7 Year Interest Only                18         6,475,604         9.08
     5 Year Interest Only                34        12,135,972        17.02
     Non-IO                              63        17,087,871        23.97
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================



             DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP II

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       DQ HISTORY                   LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     0 x 30                              98      $ 32,477,441        45.55%
     1 x 30                              16         5,701,455         8.00
     2 x 30                              24        10,177,835        14.28
     3+ x 30                             19         8,236,065        11.55
     1 x 60                              27        11,292,347        15.84
     2 x 60                               5         2,235,296         3.14
     3+ x 60                              6         1,174,621         1.65
                                  -----------------------------------------
          Total                         195      $ 71,295,061       100.00%
                                  =========================================



               MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       MORTGAGE RATES (%)           LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       5.501    -   6.000                 2      $    421,942         0.72%
       6.001    -   6.500                 1           487,588         0.83
       6.501    -   7.000                 2           222,306         0.38
       7.001    -   7.500                13         6,168,109        10.47
       7.501    -   8.000                49        18,091,410        30.71
       8.001    -   8.500                73        28,665,059        48.66
       8.501    -   9.000                12         4,856,961         8.24
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

     As of the cut-off date, the weighted average mortgage rate of the mortgage loans in the total portfolio was approximately 7.976% per annum.


     ORIGINAL COMBINED-LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       ORIGINAL COMBINED LOAN-     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       TO-VALUE RATIOS (%)          LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       30.01    -   40.00                 1      $  3,266,229         5.54%
       50.01    -   60.00                 3         2,024,013         3.44
       60.01    -   70.00                 5         2,142,781         3.64
       70.01    -   80.00                87        32,348,219        54.91
       80.01    -   90.00                43        15,287,374        25.95
       90.01    -  100.00                12         3,757,190         6.38
       100.01   -  110.00                 1            87,568         0.15
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

     As of the cut-off date, the weighted average original combined loan-to-value ratio of the mortgage loans in the total portfolio was approximately 78.75%.

        SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       SCHEDULE PRINCIPAL          MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       BALANCE ($)                  LOANS       CUT-OFF DATE       POOL
      ------------------------    ---------- ----------------- ------------
         1      -  50,000                 2      $     81,542         0.14%
       50,001   -  100,000                8           661,210         1.12
      100,001   -  150,000               17         2,207,120         3.75
      150,001   -  200,000               14         2,533,895         4.30
      200,001   -  250,000               19         4,176,211         7.09
      250,001   -  300,000               13         3,448,690         5.85
      300,001   -  350,000                8         2,620,910         4.45
      350,001   -  400,000               11         4,156,013         7.05
      400,001   -  450,000               11         4,701,963         7.98
      450,001   -  500,000                9         4,316,823         7.33
      500,001   -  550,000               16         8,286,234        14.07
      550,001   -  600,000                4         2,277,792         3.87
      600,001   -  650,000                5         3,075,189         5.22
      650,001   -  700,000                3         2,006,325         3.41
      700,001   -  750,000                1           709,434         1.20
      750,001   or Greater               11        13,654,024        23.18
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

     As of the cut-off date, the average scheduled principal balance of the mortgage loans in the total portfolio was approximately
     $387,588.



                CREDIT SCORES OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       RANGE OF CREDIT SCORES       LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -    500                  3      $  1,455,108         2.47%
        501     -    520                  2           603,105         1.02
        521     -    540                  5         1,534,131         2.60
        541     -    560                  8         2,289,813         3.89
        561     -    580                  9         2,652,537         4.50
        581     -    600                  9         3,449,214         5.85
        601     -    620                 14         4,217,956         7.16
        621     -    640                  6         2,402,879         4.08
        641     -    660                  8         2,866,448         4.87
        661     -    680                 16         3,636,977         6.17
        681     -    700                 21        10,283,252        17.45
        701     -    720                 16         4,866,444         8.26
        721     -    740                 11         5,339,664         9.06
        741     -    760                 13         8,994,869        15.27
        761     -    780                  5         1,545,257         2.62
        781     -    800                  6         2,775,721         4.71
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

     As of the cut-off date, the weighted average credit score of the mortgage loans in the total portfolio for which credit scores are available is approximately 671.

     *Based upon the most recently available data.

        GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GEOGRAPHIC DISTRIBUTION      LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Arizona                              3      $  1,148,887         1.95%
     California                          49        25,947,226        44.04
     Colorado                             1           494,014         0.84
     Connecticut                          1           225,076         0.38
     Delaware                             1           251,349         0.43
     District of Columbia                 1           390,471         0.66
     Florida                             33         7,951,213        13.50
     Georgia                              4           501,776         0.85
     Illinois                             3           348,133         0.59
     Maryland                             8         3,096,913         5.26
     Massachusetts                        2           458,588         0.78
     Michigan                             4           578,296         0.98
     Minnesota                            3           615,958         1.05
     Nevada                               5         1,301,255         2.21
     New Jersey                           5         1,619,195         2.75
     New York                             8         7,784,189        13.21
     North Carolina                       4           919,316         1.56
     Oregon                               3         1,263,533         2.14
     Pennsylvania                         1            49,778         0.08
     Tennessee                            1           293,381         0.50
     Texas                                1           233,570         0.40
     Utah                                 2           507,157         0.86
     Virginia                             8         2,806,862         4.76
     Washington                           1           127,237         0.22
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



            PROPERTY TYPES OF THE MORTGAGED PROPERTIES IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       PROPERTY TYPE                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     2-4 Family                          14      $  6,286,292        10.67%
     Condominium                         24         4,681,362         7.95
     PUD                                 26        11,219,405        19.04
     Single Family                       86        36,395,946        61.78
     Townhouse                            2           330,369         0.56
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



             OCCUPANCY STATUS OF MORTGAGED PROPERTIES IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       OCCUPANCY STATUS             LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Investor                            46      $ 11,061,074        18.78%
     Owner Occupied                     101        46,670,408        79.22
     Second Home                          5         1,181,892         2.01
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

     *Based upon representations of the related mortgagors at the time of origination.



     REMAINING TERMS TO STATED MATURITY OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       STATED REMAINING TERM        LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
        241     -    300                  1      $     87,568         0.15%
        301     -    360                126        46,498,573        78.93
        361     or Greater               25        12,327,234        20.92
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

     As of the cut-off date, the weighted average remaining months to scheduled maturity of the mortgage loans in the total portfolio was approximately 376 months.

                LOAN PURPOSE OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       LOAN PURPOSE                 LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Cash-Out Refinance                  51      $ 19,691,122        33.42%
     Purchase                            63        19,643,987        33.34
     Rate/Term Refinance                 38        19,578,266        33.23
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



                    INDEX OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INDEX                        LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     1MLIB                               11      $  4,240,475         7.20%
     COFI                                 2           199,623         0.34
     MTA                                139        54,473,276        92.46
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



           MAXIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MAXIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -  11.000                60      $ 21,509,601        36.51%
       11.001   -  11.500                10         1,891,796         3.21
       11.501   -  12.000                77        34,800,592        59.07
       12.001   -  12.500                 2           199,623         0.34
       12.501   -  13.000                 3           511,762         0.87
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



           MINIMUM MORTGAGE RATES OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MINIMUM MORTGAGE            MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST RATE (%)            LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   3.000                28      $ 11,168,722        18.96%
       3.001    -   3.500               122        47,178,278        80.08
       3.501    -   4.000                 2           566,375         0.96
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



                GROSS MARGINS OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       GROSS MARGIN (%)             LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
       0.001    -   2.500                 3      $    892,547         1.52%
       2.501    -   3.000                25        10,276,175        17.44
       3.001    -   3.500               122        47,178,278        80.08
       3.501    -   4.000                 2           566,375         0.96
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

   MONTHS TO NEXT INTEREST RATE ADJUSTMENT OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
       MONTHS TO NEXT INTEREST     MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       RATE ADJUSTMENT              LOANS       CUT-OFF DATE       POOL
       -----------------------    ---------- ----------------- ------------
         1      -    12                 152      $ 58,913,375       100.00%
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



            INTEREST ONLY STATUS OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       INTEREST ONLY                LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     Non-IO                             152      $ 58,913,375       100.00%
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================



             DELINQUENCY HISTORY OF THE MORTGAGE LOANS IN GROUP III

                                                 AGGREGATE
                                                 SCHEDULED
                                  NUMBER OF  PRINCIPAL BALANCE     % OF
                                   MORTGAGE  OUTSTANDING AS OF   MORTGAGE
       DQ HISTORY                   LOANS       CUT-OFF DATE       POOL
     -------------------------    ---------- ----------------- ------------
     0 x 30                              73      $ 30,981,453        52.59%
     1 x 30                              17         6,741,048        11.44
     2 x 30                               9         2,774,186         4.71
     3+ x 30                              7         2,259,440         3.84
     1 x 60                              19         7,007,704        11.89
     2 x 60                              10         2,795,505         4.75
     3+ x 60                             17         6,354,038        10.79
                                  -----------------------------------------
          Total                         152      $ 58,913,375       100.00%
                                  =========================================

                                                                         ANNEX I

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

     Except in certain limited circumstances, the offered certificates, which are referred to in this Annex I as the global securities, will be available only in book-entry form. Investors in the global securities may hold interests in these global securities through any of DTC, Clearstream or Euroclear. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding interests in global securities through Clearstream and Euroclear will be conducted in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice. Secondary market trading between investors holding interests in global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

     Secondary cross-market trading between investors holding interests in global securities through Clearstream or Euroclear and investors holding interests in global securities through DTC participants will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear, in such capacity, and other DTC participants.

     Although DTC, Euroclear and Clearstream are expected to follow the procedures described below in order to facilitate transfers of interests in the global securities among participants of DTC, Euroclear and Clearstream, they are under no obligation to perform or continue to perform those procedures, and those procedures may be discontinued at any time. Neither the Depositor, the Master Servicer, the Securities Administrator, the Paying Agent nor the Trustee will have any responsibility for the performance by DTC, Euroclear and Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their obligations.

     Non-U.S. holders of global securities will be subject to U.S. withholding taxes unless those holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

     The global securities will be registered in the name of Cede & Co. as nominee of DTC. Investors' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold such positions in accounts as DTC participants.

     Investors electing to hold interests in global securities through DTC participants, rather than through Clearstream or Euroclear accounts, will be subject to the settlement practices applicable to similar issues of pass-through certificates. Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors   electing  to  hold  interests  in  global  securities   through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Interests in global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and sponsor's accounts are located to ensure that settlement can be made on the desired value date.

     Transfers between DTC Participants. Secondary market trading between DTC participants will be settled using the DTC procedures applicable to similar issues of pass-through certificates in same-day funds.

     Transfers between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants or Euroclear participants and/or investors holding interests in global securities through them will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Transfers between DTC Seller and Clearstream or Euroclear Purchaser. When interests in global securities are to be transferred on behalf of a seller from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant for a purchaser, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or the Euroclear operator will instruct its respective depository to receive an interest in the global securities against payment. Payment will include interest accrued on the global securities from and including the last distribution date to but excluding the settlement date. Payment will then be made by the respective depository to the DTC participant's account against delivery of an interest in the global securities. After this settlement has been completed, the interest will be credited to the respective clearing system, and by the clearing system, in accordance with its usual procedures, to the Clearstream participant's or Euroclear participant's account. The credit of this interest will appear on the next business day and the cash debit will be back-valued to, and the interest on the global securities will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed through DTC on the intended value date, i.e., the trade fails, the Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

     Clearstream participants and Euroclear participants will need to make available to the respective clearing system the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement from cash on hand, in which case the Clearstream participants or Euroclear participants will take on credit exposure to Clearstream or the Euroclear operator until interests in the global securities are credited to their accounts one day later.

     As an alternative, if Clearstream or the Euroclear operator has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon. Under this procedure, Clearstream participants or Euroclear participants receiving interests in global securities for purchasers would incur overdraft charges for one day, to the extent they cleared the overdraft when interests in the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, the investment income on the interest in the global securities earned during that one-day period would tend to offset the amount of these overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

     Since the settlement through DTC will take place during New York business hours, DTC participants are subject to DTC procedures for transferring interests in global securities to the respective depository of Clearstream or Euroclear for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the seller settling the sale through a DTC participant, a cross-market transaction will settle no differently than a sale to a purchaser settling through a DTC participant.

     Finally, intra-day traders that use Clearstream participants or Euroclear participants to purchase interests in global securities from DTC participants or sellers settling through them for delivery to Clearstream participants or Euroclear participants should note that these trades will automatically fail on the sale side unless affirmative action is taken. At least three techniques should be available to eliminate this potential condition:

     o borrowing interests in global securities through Clearstream or Euroclear for one day, until the purchase side of the intra-day trade is reflected in the relevant Clearstream or Euroclear accounts, in accordance with the clearing system's customary procedures;

     o borrowing interests in global securities in the United States from a DTC participant no later than one day prior to settlement, which would give sufficient time for such interests to be reflected in the relevant Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

     o staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the Clearstream participant or Euroclear participant.

     Transfers between Clearstream or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which interests in global securities are to be transferred by the respective clearing system, through the respective depository, to a DTC participant. The seller will send instructions to Clearstream or the Euroclear operator through a Clearstream participant or Euroclear participant at least one business day prior to settlement. Clearstream or Euroclear will instruct its respective depository, to credit an interest in the global securities to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last distribution date to but excluding the settlement date. The payment will then be reflected in the account of the Clearstream participant or Euroclear participant the following business day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date, which would be the preceding day, when settlement occurred through DTC in New York. If settlement is not completed on the intended value date, i.e., the trade fails, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued as of the actual settlement date.

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

     A beneficial owner who is an individual or corporation holding the global security on its own behalf through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be subject to the 30% U.S. withholding tax that typically applies to payments of interest, including original issue discount, on registered debt issued by U.S. persons, unless:

     o each clearing system, bank or other institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the beneficial owner or a foreign corporation or foreign trust and the U.S. entity required to withhold tax complies with applicable certification requirements; and

     o the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

     o Exemption for Non-U.S. Persons--Form W-8BEN. Beneficial holders of global securities that are Non-U.S. persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN, or Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding. Non-U.S. persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN. If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of the change.

     o Exemption for Non-U.S. persons with effectively connected income--Form W-8ECI. A Non-U.S. person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI, or Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States.

     o Exemption for U.S. Persons--Form W-9. U.S. persons can obtain a complete exemption from the withholding tax by filing Form W-9, or Payer's Request for Taxpayer Identification Number and Certification.

     U.S. Federal Income Tax Reporting Procedure. The holder of a global security or a Form W-8BEN or Form W-8ECI filer, files by submitting the appropriate form to the person through whom it holds the security--the clearing agency, in the case of persons holding directly on the books of the clearing agency. Form W-8BEN and Form W-8ECI generally are effective until the third succeeding calendar year from the date the form is signed. However, the W-8BEN and W-8ECI with a taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the withholding agent reports at least annually to the beneficial owner on Form 1042-S. The term "U.S. person" means:

     o    a citizen or resident of the United States;

     o a corporation, partnership or other entity treated as a corporation or a partnership for United States federal income tax purposes, organized in or under the laws of the United States or any state thereof, including for this purpose the District of Columbia, unless, in the case of a partnership, future Treasury regulations provide otherwise;

     o an estate that is subject to U.S. federal income tax regardless of the source of its income; or

     o a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

If the information shown on Form W-8BEN or Form W-8ECI changes, a new Form W-8BEN or Form W-8ECI, as applicable, must be filed within 30 days of the change. Certain trusts not described in the final bullet of the preceding sentence in existence on August 20, 1996 that elect to be treated as a United States Person will also be a U.S. person. The term "Non-U.S. person" means any person who is not a U.S. person. This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.


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